[LOGO OF PARKSTONE MUTUAL FUNDS APPEARS HERE]



 December 31, 1996

SEMI-ANNUAL REPORT


[ARTWORK APPEARS HERE]

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Table of Contents
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The Parkstone Group of Funds                                   December 31, 1996



Message From Your Chairman..................................................   2

Message From Your Investment Adviser........................................   4

Portfolio Performance Discussion............................................   6

Statements of Assets and Liabilities........................................  30

Statements of Operations....................................................  34

Statements of Changes in Net Assets.........................................  38

Schedules of Portfolio Investments..........................................  46

Notes to Financial Statements...............................................  95

Financial Highlights........................................................ 108

--------------------------------------------------------------------------------
Message From Your Chairman

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996


Dear Shareholder:

We're pleased to report that the six months ended December 31, 1996, was a period of solid growth for the Parkstone Funds. During the period, the Dow Jones Industrial Average continued to climb. While the road was somewhat rockier for fixed- income investors, bonds, too, firmed as the year drew to a close. Moreover, investors continued to pour money into mutual funds. Over the course of the six-month period ended December 31, 1996, net assets under management increased from $6.0 billion to $6.1 billion.

SMALL CAP FUND CONTINUES TO SHINE

We are also extremely pleased to report that once again the Parkstone Small Capitalization Fund was recognized for its strong performance. In its annual review of mutual fund performance published on January 5, 1997, The Wall Street Journal ranked the Parkstone Small Capitalization Fund among the top ten diversified equity funds (4 out of 124 funds of this kind)/1/ for its performance over the five years ended December 31, 1996/1/, for the Institutional Shares. During this five-year period, the Fund had an average annual return of 21.3% (Investor A Shares at NAV), and since inception, the Fund had an average annual total return of 21.6%./2/

-------
/1/ Performance rankings are based on total returns for the periods. Past performance is no guarantee of future results. The rankings are based on data from Morningstar for the one-year period that the Fund (Institutional shares) ranked 22 out of 407 Equity Funds.
/2/ With the maximum 4.50% sales charge, Investor A Shares had a total return of 20.2% for the five-year period and an average annual return of 20.9% since inception. Past performance is no guarantee of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

NEW FUNDS FOR 401(K) INVESTORS

We're also pleased to announce the launch of three new asset allocation funds in the fourth quarter of 1996. These funds, collectively named the Parkstone Lifeworks Funds, have been designed to meet the specific needs of 401(k) investors and administrators. The Parkstone Lifeworks Aggressive Allocation Fund is intended for long-term investors seeking aggressive growth. The Parkstone Lifeworks Balanced Allocation Fund is for investors comfortable taking a more cautious approach to the financial markets, and The Parkstone Lifeworks Conservative Allocation Fund is for those with shorter investment time horizons. To find out more about these funds, or for a prospectus, ask your company's human resources department manager or 401(k) administrator to contact us at 1-800-228-1872. Please read the prospectus carefully before investing.

OPTIMISTIC, YES, BUT NOT "IRRATIONALLY EXUBERANT" . . .

For stock investors the past year has been another good one. But given the dramatic gains over the course of this bull market, stocks have earned a rest-- and while conditions remain favorable, gravity will ultimately prevail. Stocks will take a breather. The most successful investors, however, are those that take a systematic, disciplined and long-term approach to the marketplace. That's why we believe now is the time to consult your investment adviser to review your primary investment objectives and your time horizons and to revisit the level of risk appropriate for you and your portfolio. Historically, those with the fortitude to withstand dramatic swings in price have been handsomely rewarded--and it is far easier to do so if your goals, time horizons and risk comfort are clearly defined.

IN CLOSING . . .

In the pages that follow, you will find a detailed discussion of the performance of each of the investment portfolios of The Parkstone Group of

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Message From Your Chairman, continued

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The Parkstone Group of Funds                                   December 31, 1996
Funds during the six months ended December 31, 1996. You will also find a letter from our Investment Adviser, which includes an economic outlook for the coming months. We urge you to read this material closely.

Finally, we thank you for your continued confidence in us. We look forward to providing you with superior investment management and to serving your investment needs now and in the years ahead. As always, if you have any questions or require any assistance, please don't hesitate to call us at 1-800-451-8377.

Sincerely,

/s/ George R. Landreth

George R. Landreth
Chairman
The Parkstone Group of Funds

      NOTICE TO SHAREHOLDERS
      PLEASE BE ADVISED OF THE FOLLOWING FACTS ABOUT MUTUAL FUNDS:

                               . YOUR PRINCIPAL IS AT RISK.

                               . NOT AN OBLIGATION OF FIRST OF AMERICA.

                               . NO FDIC COVERAGE.

--------------------------------------------------------------------------------
Message From Your Investment Adviser

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
Dear Shareholders:

Which way are interest rates going? From an economic perspective, that was the essential question at year-end. Typically, there are two schools of thought, and this year is no different. One group contends that the economy is sufficiently weak and no change in Federal Reserve policy is necessary. The other camp insists that activity is picking up after its recent slump. Due to low unemployment, they expect inflationary pressures to mount--ultimately causing the Fed to tighten, which, in turn, may lead to significant corrections in the financial markets.

NEVER FIGHT THE FED!
Our own view is that, when all is said and done, 1997 will look very much like the year just finished with growth in the range of 2.25% to 2.75%--and it would be very nice if the economy behaves itself.

However, like the fellow who drowned crossing a river with an average depth of three feet, complications can and will arise. The key questions are, what complications will arise, and how will they impact the financial markets?

Much as it did last year, we expect momentum from the fourth-quarter economic growth to carry through into the first several months of 1997--resulting in growth in the range of 3% for the first quarter. Consumer confidence is at a multi-year high. Incomes are growing. In addition, the wealth effect from gains in financial asset prices over the past several years is now rippling through the economy. Bottomline, consumers have the necessary resources to continue spending, at least through the first quarter of the year, if they choose to do so. From that point forward, however, we expect activity to decrease gradually over the balance of the year--due to the inability of consumers to increase their debt, the tightening of credit standards by financial institutions, or a reaction to higher interest rates induced by a change in Federal Reserve policy.

Indeed, a key message of this report is that one ignores Mr. Greenspan and the Federal Reserve at one's own peril. The markets appear to have forgotten the December 6 "irrational exuberance' speech by Mr. Greenspan--but you can be very sure he hasn't. The election is over, the Federal Reserve is politically independent, and historically, that independence has tended to be shown in years following important elections. Also, historically, the Chairman has chosen to strike sooner rather than later. If the economy continues showing strength, and the stock market continues its gallop of the last several years, the gun will be cocked and we would expect to see the Federal Reserve pull the trigger and increase interest rates.

A "CATCH-22" SITUATION
In short, the economy is in the midst of a "Catch 22" situation: strong economic growth will be met by higher interest rates from the Federal Reserve in an effort to dampen inflationary pressures. Should growth be slower, corporate profits could deteriorate significantly. Either way, the financial markets are very vulnerable--and there is little margin for error.

Having painted a cloudy but darkening picture, the key question is, "Suppose we are wrong?" If we are, the best case scenario would likely be an economy that is sufficiently wishy-washy to appease the Federal Reserve--which is a possibility to be sure, but not one we feel is very likely. Rather, we expect to see strength early on and a policy reaction. Indeed, interest rates are likely to head up, and prices in the financial markets are likely to head down in the year ahead. Very simply, a slowdown in the growth of corporate profits will not overcome the determination of the Federal Reserve. Hence, it will be weakness in the financial markets that will feed back into the economy and may create a further economic downturn.

GRAVITY ALWAYS PREVAILS
Of course, given the strength of the economy and the spectacular run-up in stock prices in recent years, none of this news should be particularly surprising. Nor is any of it all that unusual. Since 1900, there have been eight occasions when the

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Message From Your Investment Adviser, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
stock market has returned 20% or more two years in a row. In seven out of the eight cases, the market saw returns ranging from -33% to +2% in the third year. Moreover, prior to this year, there have been nine "seventh" years in this century. Seven were losers for the stock market. Consequently, history--as well as many economic factors--favors a market decline during 1997.

Regardless of what happens over the course of the next year, the underlying fundamentals of our economy are still solid. As a result, looking beyond the immediate future, we are still very optimistic about the prospects for the financial markets over the next several years and on into the 21st century.

Sincerely,

/s/ Richard A. Wolf

Richard A. Wolf, CFA
President and Chief Investment Officer
First of America Investment Corporation

--------------------------------------------------------------------------------
Portfolio Performance Discussion

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                            MID CAPITALIZATION FUND
The second half of 1996 was the best of times and the worst of times for small- and mid-cap investors. After a brief but dramatic drop in July, smaller companies bounced back quickly and made spectacular gains over the summer and early fall. But, as the fourth quarter dawned, the small- and mid-cap stocks simply ran out of steam as investors moved en masse to bigger and better known names. While the market climbed throughout the fall, the gains were rather narrowly concentrated in larger-cap issues.

Nonetheless, enthusiasm for mid-cap stocks did not die out completely--and several of our holdings performed very well indeed over the period. Throughout the period, selected technology and financial stocks continued to make positive and substantial gains. Consequently, the period overall was a good one for the portfolio. For the six months ended December 31, 1996, the Fund posted a total return of 3.36% (Investor A Shares).+

FOCUSING ON THE FUNDAMENTALS
Clearly, the year ahead will be an interesting one for stock investors. While we may see some sort of correction in the short-term, long-term the prospects for our economy and for stocks remain bright. Even more importantly, the fundamentals of the companies held in our portfolio are strong. Consequently, while we will continue to monitor the situation closely in the months ahead, we do not plan to make any major shifts in the Fund's allocation in the immediate future.

As of December 31, 1996, the Fund was fully invested and widely diversified, with holdings in more than 65 different companies. The top five holdings in the portfolio were Hospitality Franchise Systems (3.3%), HealthSouth Corp. (2.9%), Service Corp. International (2.8%), Parametric Technology Corp. (2.8%) and Omnicare, Inc. (2.8%).++
-------
+ The total return, with the maximum 4.50% sales charge, was - 1.31% for the period.
++ The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor A*     13.20%          12.54%           14.47%
-----------------------------------------------------------
Institutional   18.32%          13.63%           15.14%
-----------------------------------------------------------

* Reflects 4.50% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                        1 Year                  Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**            14.25%                   12.62%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor C***   17.72%          13.12%           14.83%
-----------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge

Mid Capitalization Fund

              Value of $10,000 Investment

        Investor A      Institutional   S&P 400 Index
10/88      9,551            10,000          10,000
6/89      11,159            11,683          12,293
6/90      13,305            13,930          14,190
6/91      13,245            13,867          16,012
6/92      15,255            15,972          18,982
6/93      18,524            19,381          23,290
6/94      18,048            18,909          23,281
6/95      22,533            23,674          28,483
6/96      29,197            30,736          34,631
12/96     30,178            31,671          37,800

   Value of $10,000 Investment

        Investor B         S&P 400
2/94      10,000            10,000
6/94       8,430             9,059
6/95      10,486            11,083
6/96      13,689            13,475
12/96     14,131            14,708

   Value of $10,000 Investment

        Investor C         S&P 400
10/88     10,000            10,000
6/89      11,583            12,293
6/90      13,930            14,190
6/91      13,867            16,012
6/92      15,972            18,982
6/93      19,381            23,290
6/94      18,909            23,281
6/95      23,364            28,483
6/96      30,066            34,631
12/96     30,978            37,800

The Fund's performance is now being compared to the Standard & Poor's Mid-Cap 400 Index which is a measure of the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Mid Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                               EQUITY INCOME FUND
Like most portfolios of this type, the Fund was heavily weighted in sectors that provide its investors with yield as well as the potential for growth--and very simply, as investors sought reassurance in the rarefied atmosphere of the period, many of these stocks led the market. Moreover, lack of action by the Federal Reserve lessened pressure and further fueled enthusiasm for income producing stocks in general and interest-sensitive issues in particular. Consequently, while stocks across the board contributed to performance, those in the financial-services sector advanced consistently and impressively over the course of the period.

As the year drew to an end, however, the market's focus narrowed further--a few well-known names outpaced the market. Committed to pursuing a long-term, diversified strategy, we did not own all of the "famous names" that led the market higher--but we did own several. Moreover, the portfolio held many other strong performers that posted gains that would have been considered very respectable, indeed, in any other period. As a result, we're pleased to report that the Fund posted a return of 7.30% (Investor A Shares)+ for the six months ended December 31, 1996.
INVESTING WITH STABILITY IN MIND
Focused on stocks with strong track records and solid income-producing potential, the Fund is designed to provide its investors with growth potential on market upswings--and protection on downdrafts. Consequently, while we may see volatility increase in the months ahead, the Fund's ride may be somewhat smoother than most.

That said, we remain optimistic about the long-term prospects for the stock market. In the months ahead, we will continue to seek out opportunities that offer our investors a combination of current income and solid long-term growth potential. Moreover, we believe that any correction in market prices will create a number of very attractive opportunities for the Fund.

As of December 31, 1996, the top five holdings in the Fund's portfolio were; Eli Lilly & Co. (3.6%), First USA (3.4%), MBNA Corp. (3.3%), Emerson Electric (3.3%) and Sears Roebuck (2.8%).++

-------
+ The total return, with the maximum 4.50% sales charge, was 2.44% for the period.
++  The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996



               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor A*     12.10%          10.02%           12.64%
-----------------------------------------------------------
Institutional   17.21%          11.11%           13.32%
-----------------------------------------------------------

* Reflects 4.50% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                        1 Year                  Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**            12.45%                    9.30%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor C***   16.40%          10.68%           13.05%
-----------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge

Equity Income Fund

              Value of $10,000 Investment

        Investor A      Institutional   S&P 500 Index
10/88      9,551            10,000          10,000
6/89      11,172            11,697          11,673
6/90      12,777            13,378          13,599
6/91      13,828            14,477          14,628
6/92      15,565            16,296          16,590
6/93      18,165            19,022          18,851
6/94      17,870            18,731          19,116
6/95      19,714            20,708          24,100
6/96      24,653            25,947          30,366
12/96     26,454            27,792          33,913

   Value of $10,000 Investment

        Investor B         S&P 500
2/94      10,000            10,000
6/94       8,762             9,344
6/95       9,595            11,780
6/96      12,090            14,843
12/96     12,953            16,577

   Value of $10,000 Investment

        Investor C         S&P 500
10/88     10,000            10,000
6/89      11,597            11,673
6/90      13,378            13,599
6/91      14,477            14,628
6/92      16,296            16,590
6/93      19,022            18,851
6/94      18,731            19,116
6/95      20,550            24,100
6/96      25,518            30,366
12/96     27,258            33,913

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which reflects the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Equity Income Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                           LARGE CAPITALIZATION FUND
After favoring smaller cap stocks in the first half of 1996, investors sought reassurance and favored well-established, well-known names in the second half as the stock market moved into the stratosphere. As a result, large-capitalization stocks were the strongest performers of the period--and among that group, the most impressive gains were experienced by the biggest and best known names.

Invested primarily in these stocks, the period was a very good one indeed for the Fund. Our holdings in the pharmaceutical sector and financial sector were particularly strong performers. Also, despite warnings of "chip gluts," waning PC sales and market enthusiasm, Intel (2.0% of the portfolio's holdings), Microsoft (2.3%) and 3Com (1.3%) also made substantial, if not spectacular, contributions to performance.

As a result, for the six months ended December 31, 1996, the Fund posted a total return of 9.32% (Investor A Shares).+ Even more impressively, however, the Fund posted a total return of 19.15%+ for the period 2/1/96 (the Fund's inception date) to December 31, 1996--versus a return of 18.91% for the S&P 500 for the same period. While it is still too early to make an accurate assessment of long-term performance, we are extremely pleased with these results--and believe they accurately display the Fund's potential.

POSITIONED FOR THE 21ST CENTURY
Given the current valuations in the marketplace, the ride for stock investors may be somewhat bumpy over the next several months. Long-term, however, the prospects remain bright for stocks with strong fundamentals. Consequently, in the months ahead, we will continue to seek out and focus on those companies with solid earnings records and growth prospects--in short, those leading their industries today and with the potential to do so tomorrow.

As of December 31, 1996, the Fund was fully invested and widely diversified, with holdings in 55 companies in a wide variety of industries. The five largest positions were Federal National Mortgage (2.7%), Oracle Corp. (2.7%), First Data Corp. (2.6%), United Technologies (2.4%) and Cisco Systems (2.4%).++

-------
+ The total return, with the maximum 4.50% sales charge was 4.40% for the six months and 13.75% period since inception.
++ The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996


          Aggregate Annual Total Return
             As of December 31, 1996
-----------------------------------------------------------
                                          Since
                                        Inception
                                        (2/1/96)
-----------------------------------------------------------
Investor A*                             13.75%
-----------------------------------------------------------
Investor B**                            14.54%
-----------------------------------------------------------
Investor C***                           16.74%
-----------------------------------------------------------

*   Reflects 4.50% Sales Charge
**  Reflects Applicable Contingent Deferred
    Sales Charge
*** Reflects Applicable Contingent Deferred
    Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------

                        1 Year          Since Inception
                                           (12/28/95)
-----------------------------------------------------------
Institutional           23.24%                23.14%
-----------------------------------------------------------

Large Capitalization Fund

              Value of $10,000 Investment

        Investor A      Investor B      Investor C      S&P 500 Index
2/96       9,547            10,000          10,000             10,000
6/96      10,405            10,477          10,714             10,653
12/96     11,375            11,454          11,674             11,897

   Value of $10,000 Investment

      Institutional         S&P 500
12/95      10,000            10,000
6/96       11,286            11,032
12/96      12,349            12,604


The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Large Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                           SMALL CAPITALIZATION FUND*
After a sharp run upward in the first half of 1996, profit-taking in small-cap stocks was expected in the second half. Despite a fundamentally unchanged picture, however, investors chose to reinvest profits in larger-cap issues. As a result, the environment in the small-cap sector of the market was somewhat less than inspiring in the second half.

Even in this climate, many of our holdings held their ground and even advanced impressively during the period. Miller Industries (approximately 1.8% of the portfolio's holdings), a tow-truck manufacturer, gained 108%. Brightpoint (approximately 1.6% of the portfolio's holdings), a cellular-phone distributor, rose 108%. And Sanmina (approximately 2.8% of the portfolio's holdings), a contract electronics manufacturer, rose 109%.++ With the exception of these outstanding performers, the Fund fell back as enthusiasm for even the soundest of small-cap stocks simply wilted as the year drew to a close. For the six months ended December 31, 1996, the Fund posted a total return of -0.34 (Investor A Shares).+

A REBOUND AROUND THE CORNER
While this setback was not all that surprising, it may have been a bit overdone in recent weeks.

Experiencing huge gains earlier in the year, many small-cap stocks may have, in fact, gotten a bit ahead of themselves. Systemsoft (approximately 1.1% of the portfolio's holdings), for instance, gained 509% over the first three quarters of the year and was due for some sort of correction. The decline of 56% we saw in the fourth quarter, however, may have been a bit more than was justified. Even with this dramatic drop, the stock gained over 164% for the year. As a result, in the months ahead, we would expect to see Systemsoft and others like it rebound smartly as the economy slows and investors return to the small- cap market seeking growth.++

As of December 31, 1996, the top five holdings in the Fund's portfolio were Dura Pharmaceuticals (3.6%), Omnicare (2.9%), Concored EFS (2.8%), Sanmina Corp. (2.8%) and Credit Acceptance Corp. (2.7%).++

-------
*Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
+The total return, with the maximum 4.50% sales charge, was -4.82 for the period.
++The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor A*     21.84%          20.23%           20.91%
-----------------------------------------------------------
Institutional   27.70%          21.53%           21.71%
-----------------------------------------------------------

* Reflects 4.50% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                        1 Year                  Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**            22.62%                   23.02%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor C***   26.24%          21.03%           21.40%
-----------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge

Small Capitalization Fund

              Value of $10,000 Investment

        Investor A      Institutional   Russell 2000
10/88      9,551            10,000          10,000
6/89      11,136            11,660          11,512
6/90      14,285            14,957          11,862
6/91      13,320            13,946          12,008
6/92      15,045            15,752          13,753
6/93      21,931            22,962          17,324
6/94      21,811            22,927          18,086
6/95      31,599            33,318          21,716
6/96      47,378            49,987          26,913
12/96     47,218            49,830          28,410

   Value of $10,000 Investment

        Investor B      Russell 2000
2/94      10,000            10,000
6/94       8,382             9,071
6/95      12,155            10,892
6/96      18,390            13,498
12/96     18,272            14,248

   Value of $10,000 Investment

        Investor C      Russell 2000
10/88     10,000            10,000
6/89      11,560            11,512
6/90      14,957            11,862
6/91      13,946            12,008
6/92      15,752            13,753
6/93      22,962            17,324
6/94      22,927            18,086
6/95      33,100            21,716
6/96      49,092            26,913
12/96     48,821            28,410

The Fund's performance is compared to the Russell 2000 Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment- management and fund-accounting fees. The performance of the Parkstone Small Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                        INTERNATIONAL DISCOVERY FUND/1/
The six months ended December 31, 1996, were good ones for international stock investors who had little or no exposure in Japan. Undergoing the inevitable turmoil associated with the transition from a closed, centrally directed system to a more open and free market, the Japanese economy--and the Japanese stock market--had a very tough year. With a market weighting well below both international indices and the average international manager, plus a few companies that already compete internationally, the Fund was not impacted significantly by events in Japan during the period.

Moreover, the Fund was heavily weighted in Continental European and U.K. securities. Throughout the period, low inflation, low interest rates and modest economic growth created a very favorable environment in the region. Improving profit margins and attractive valuations vis-a-vis their U.S. counterparts also increased enthusiasm for the region. As a result, our holdings here made a substantial contribution to the Fund's performance. For the six months ended December 31, 1996, the Fund posted a return of 4.85% (Investor A Shares)+ versus a return of 1.46% for the EAFE index,/1/ its industry benchmark.

EUROPE UNITES; JAPAN STABILIZES
After the fantastic run-up of the U.S. stock market over the past several years, we believe that international markets now offer investors more attractive opportunities. Specifically, we believe the prospects for Continental Europe are very bright. During the year past, European governments made further progress toward a unified currency. While this does create some uncertainty in the marketplace in the short-term, the economic policies being implemented to support the move are conducive to growth and, we believe, will help strengthen and sustain the region's positive climate.

In addition, the potential of Japan should not be discounted. Currently, the economy is being allowed to separate the winners from the losers as they are gradually exposed to a competitive environment--which should greatly benefit Japan over the long run.

As of December 31, 1996, the Fund was widely diversified, with 85 holdings in 28 different markets. Approximately 33% of the portfolio's assets were invested in Continental Europe, 22% in Japan, 13% in the United Kingdom, and 4% in Canada.++

As of the same date, the Fund's top five holdings were BIC (2.4%), United Engineers (2.2%), Takeda Chemical (2.1%), TDK Corp. (2.1%) and OCE Van Grinten (2.0%).++

-------
/1/International investing is subject to certain risk factors such as currency exchange-rate volatility, possible political, social or economic instability, foreign taxation and/or difference in accounting and other financial standards. + The total return, with the maximum 4.50% sales charge, was 0.14% for the period
++ The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996


               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                           1 Year               Inception
                                                (12/29/92)
-----------------------------------------------------------
Investor A*                11.04%                10.39%
-----------------------------------------------------------
Institutional              16.56%                11.95%
-----------------------------------------------------------

* Reflects 4.50% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                           1 Year               Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**               11.32%                 1.48%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                           1 Year               Inception
                                                (12/29/92)
-----------------------------------------------------------
Investor C***              15.37%                11.73%
-----------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge

International Discovery Fund

              Value of $10,000 Investment

        Investor A      Institutional   Morgan Stanley
12/92      9,551            10,000          10,000
6/93      10,994            11,552          12,228
6/94      12,642            13,299          14,104
6/95      12,366            13,051          14,115
6/96      14,177            14,977          15,989
12/96     14,865            15,725          16,222

   Value of $10,000 Investment

        Investor B      Morgan Stanley
2/94      10,000            10,000
6/94       8,981             9,971
6/95       8,728             9,979
6/96       9,989            11,304
12/96     10,437            11,469

   Value of $10,000 Investment

        Investor C      Morgan Stanley
12/92     10,000            10,000
6/93      11,452            12,228
6/94      13,299            14,104
6/95      13,146            14,115
6/96      14,937            15,989
12/96     15,605            16,222

The Fund's performance is compared to the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone International Discovery Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                            BALANCED ALLOCATION FUND
While the stock market continued to climb, the crosswinds at such lofty heights were treacherous at times during the six months ended December 31, 1996.
Sectors rotated in and out of favor rapidly. Given the environment, the portfolio was weighted approximately even between stocks and bonds throughout much of the period.

Moreover, given the spectacular run-up in small and mid-capitalization stocks earlier in the year, we reduced our commitment to these sectors early in the period. Assets were reinvested in larger- capitalization growth stocks, which-- much as we had anticipated--led the market higher in the third quarter. Our fixed-income holdings and international stocks also contributed positively to performance.

In the fourth quarter, however, investors narrowed their focus to large-cap value stocks, and the portfolio gave back some of the ground gained. For the six months ended December 31, 1996, the Fund posted a total return of 4.84% (Investor A Shares).*
BALANCE IS THE KEY
With a compounded gain of some 68% over the past two years, it's clear that the stock market may--and more than likely will--stop to catch its breath in the near future. Consequently, in recent weeks, we have begun to trim our positions in domestic stocks and expect to do more pruning in the months ahead. Some of the assets have been reinvested in international stocks. The Fund's cash position has also been increased slightly in an effort to increase our flexibility.

As of December 31, 1996, 48% of the portfolio was invested in stocks, 11% in bonds, 30% in U.S. Treasury and Agency Securities and 11% in cash and cash equivalents. The average maturity of the Fund's holdings was 9.4 years. As of the same date, the Fund's top five equity holdings were Hospitality Franchise Systems (0.8%), Cardinal Health (0.7%), Service Corp. International (0.6%), Green Tree Financial Corp. (0.6%) and Federal National Mortgage Assoc, (0.6%).**

-------
*The total return, with the maximum 4.50% sales charge, was 0.12% for the period.
**The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                           1 Year               Inception
                                                (1/31/92)
-----------------------------------------------------------
Investor A*                 7.80%                 9.85%
-----------------------------------------------------------
Institutional              13.03%                11.02%
-----------------------------------------------------------

* Reflects 4.50% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                        1 Year                  Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**             7.97%                    9.13%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                           1 Year               Inception
                                                (1/31/92)
-----------------------------------------------------------
Investor C***              11.98%                10.38%
-----------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge

Balanced Allocation Fund

                         Value of $10,000 Investment

        Investor A      Institutional      S&P 500      Salomon Broad Index
1/92       9,551            10,000          10,000            10,000
6/92       9,354             9,794          10,121            10,418
6/93      11,013            11,523          11,500            11,666
6/94      10,834            11,357          11,662            11,528
6/95      12,889            13,540          14,702            12,975
6/96      15,146            15,951          18,525            13,622
12/96     15,880            16,728          20,689            14,295

               Value of $10,000 Investment

        Investor B         S&P 500      Salomon Broad Index
2/94      10,000            10,000          10,000
6/94       8,820             9,344           9,947
6/95      10,434            11,780          10,689
6/96      12,344            14,843          11,222
12/96     12,895            16,577          11,776

               Value of $10,000 Investment

        Investor C         S&P 500      Salomon Broad Index
1/92      10,000            10,000          10,000
6/92       9,694            10,121          10,418
6/93      11,523            11,500          11,666
6/94      11,357            11,662          11,528
6/95      13,348            14,702          12,975
6/96      15,571            18,525          13,622
12/96     16,264            20,689          14,295

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, a broad measure of the stock market as a whole, and the Salomon Brothers Broad Index, which represents the performance of the overall bond market. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Balanced Allocation Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                             THE FIXED INCOME FUNDS
Up, down, and up again--when all was said and done, the fixed-income markets ended the six months ended December 31, 1996, just slightly above where they began it. After a promising start, rates backed up modestly in anticipation of some movement on the part of the Federal Reserve. When the Fed failed to act, rates dropped slightly, and bond prices moved higher in October and November.
In December, however, year-end nervousness abounded, and the market gave back some of the ground gained. Nonetheless, the fourth quarter was the year's strongest--and the fixed- income markets ended 1996 on a positive note.

Given the environment, we approached the markets cautiously throughout the period. Changes in rates, while small, were extremely difficult to predict with any degree of precision. Consequently, yield enhancement, versus price appreciation, was emphasized. As a result, as they were designed to do, the Funds held their ground in the choppy markets of the period.

THE PARKSTONE LIMITED MATURITY FUND
While no sector was a standout performer over the course of the period, corporate securities did better than most. Very simply, while no longer growing at the fast pace we saw in 1995, corporate profits remained strong, and, as a result, when the markets rallied, investors favored corporates over others marginally. Mortgage-backed securities also made a contribution to performance. The intermittent drops in rates during the period were not large enough to prompt pre-payments or even a wave of pre-payment jitters. Consequently, while not one of the better performers of the period, mortgage-backed securities more than held their own. As a result, for the six months ended December 31, 1996, the Fund posted a return of 3.42% (Investor A Shares).+

As of December 31, 1996, the average maturity of the fund's holdings was 2.7 years. Approximately 65% of the portfolio's assets were invested in corporate bonds, 22% in U.S. Treasuries, 1% in Foreign Government and 12% in cash and cash equivalents. The average credit quality of the portfolio's holdings was AA1.++

-------
+ The total return, with the maximum 4.00% sales charge, was -0.77% for the period.
++ The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996


               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor A*     -0.32%           4.38%            6.30%
-----------------------------------------------------------
Institutional    4.18%           5.41%            6.93%
-----------------------------------------------------------

* Reflects 4.00% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                        1 Year                  Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**            -0.94%                    2.84%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor C***    3.09%           4.26%            6.22%
-----------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge

Limited Maturity Bond Fund

              Value of $10,000 Investment

        Investor A      Institutional   Salomon Brother
10/88      9,597            10,000          10,000
6/89      10,143            10,570          10,646
6/90      10,864            11,320          11,514
6/91      11,805            12,301          12,726
6/92      13,104            13,654          14,241
6/93      14,147            14,743          15,461
6/94      14,193            14,807          15,589
6/95      15,261            15,956          16,960
6/96      15,928            16,697          17,862
12/96     16,472            17,299          18,548

   Value of $10,000 Investment

        Investor B     Salomon Brothers
2/94      10,000            10,000
6/94       9,408             9,781
6/95      10,056            10,641
6/96      10,519            11,207
12/96     10,848            11,637

   Value of $10,000 Investment

        Investor C     Salomon Brothers
10/88     10,000            10,000
6/89      10,470            10,646
6/90      11,320            11,514
6/91      12,301            12,726
6/92      13,654            14,241
6/93      14,743            15,461
6/94      14,807            15,589
6/95      15,336            16,960
6/96      15,905            17,862
12/96     16,375            18,548

The Fund's performance is compared to the Salomon Brothers 1-5 Year Investment-Grade Bond Index, which represents the performance of U.S. Government and investment-grade corporate bonds with maturities of 1 to 5 years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Limited Maturity Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                                   BOND FUND
While the market ended the second half of 1996 higher than it began, the modest gains came with few of the fireworks seen earlier in the year. Riding the waves of the stock market's climb, the Fund's corporate holdings did marginally better than others during the period. The Fund's holdings in the mortgage-backed sector--primarily seasoned paper three years or more old with low pre-payment risk--also produced predictable and positive returns. Consequently, when mortgage-backed did slip slightly, they did not weaken to the degree that would have prompted us to lower exposures.

Trading in bank and financial services issues also made a contribution to performance. Also, during the period, the Federal Reserve announced it would allow a new type of issue--capital securities--to be considered Tier 1 capital, e.g., the high-quality investments banks may issue to meet their capital requirements. As a result of this change in banking regulations, the Fund added several of these securities to its portfolio, and they, too, generated positive returns. Consequently, for the six months ended December 31, 1996, the Fund produced a total return of 4.79% (Investor A Shares).+

At the period's end, approximately 50% of the fund's assets were invested in corporate bonds, 46% in U.S. Treasuries and Agency securities, 2% in Foreign Bonds, 1% in Stocks and 1% in cash and cash equivalents. The average credit quality of the portfolio's holdings was AAA; the average maturity of the Fund's holdings was 10.2 years.++

-------
+ The total return, with the maximum 4.00% sales charge, was 0.56% for the period.
++ The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996


               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor A*     -0.94%           5.45%            7.44%
-----------------------------------------------------------
Institutional    3.44%           6.58%            8.15%
-----------------------------------------------------------

* Reflects 4.00% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                        1 Year                  Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**            -1.52%                    3.60%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor C***    2.51%           5.64%            7.56%
-----------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge

Bond Fund

              Value of $10,000 Investment

        Investor A      Institutional   Salomon Broad Index
10/88      9,597            10,000          10,000
6/89      10,213            10,642          10,801
6/90      10,922            11,381          11,635
6/91      11,883            12,382          12,896
6/92      13,483            14,050          14,722
6/93      15,092            15,714          16,485
6/94      14,847            15,474          16,290
6/95      16,459            17,297          18,334
6/96      17,161            18,075          19,249
12/96     17,984            18,972          20,200

   Value of $10,000 Investment

        Investor B      Salomon Broad Index
2/94      10,000            10,000
6/94       9,144             9,497
6/95      10,138            10,689
6/96      10,605            11,222
12/96     11,083            11,776

   Value of $10,000 Investment

        Investor C      Salomon Broad Index
10/88     10,000            10,000
6/89      10,542            10,801
6/90      11,381            11,635
6/91      12,382            12,896
6/92      14,050            14,722
6/93      15,713            16,485
6/94      15,478            16,290
6/95      16,780            18,334
6/96      17,368            19,249
12/96     18,145            20,200

The Fund's performance is compared to the Salomon Brothers Broad Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                    INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
As was expected, with few major or dramatic events during the period, the intermediate government markets were relatively stable. While interest rates did fall somewhat, the drop was not large enough to spark a wave of pre-payments, or even raise anxiety levels dramatically in the sector. As a result, while not one of the better performers during the period, mortgage-backed securities more than held their own. With approximately 17% of its assets invested in this sector and 13% in agency securities, also solid performers, the Fund posted a return of 3.63% (Investor A Shares)+ for the six months ended December 31, 1996.

While there was little to prompt us to pull the trigger on any one sector over the past six months, we expect to monitor the situation very closely in the months ahead. A significant shift in interest rates--in either direction--would not bode well for mortgage-backed securities. Consequently, should rates make a major move, we would expect to decrease our exposure in mortgage-backed securities in favor of agency securities in an effort to provide our investors with the best opportunity to earn current, dependable income.

As of December 31, 1996, the average maturity of the Fund's holdings was 4.6 years. Approximately 97% of the portfolio's assets were invested in U.S. Treasury and Agency securities, and 3% in Corporate bonds.++

-------
+ The total return, with the maximum 4.00% sales charge, was 0.47% for the period.
++ The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996


               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor A*     -1.24%           4.29%            6.43%
-----------------------------------------------------------
Institutional    3.19%           5.31%            7.07%
-----------------------------------------------------------

* Reflects 4.00% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                        1 Year                  Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**            -1.80%                    2.64%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor C***    2.09%           4.23%            6.39%
-----------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge

Intermediate Government Obligations Fund

              Value of $10,000 Investment

        Investor A      Institutional   Salomon Brothers
10/88      9,597            10,000          10,000
6/89      10,069            10,492          10,696
6/90      10,781            11,234          11,506
6/91      11,785            12,280          12,710
6/92      13,203            13,757          14,345
6/93      14,380            14,987          15,803
6/94      14,251            14,867          15,780
6/95      15,490            16,209          17,301
6/96      16,062            16,849          18,142
12/96     16,644            17,474          18,875

   Value of $10,000 Investment

        Investor B      Salomon Brothers
2/94      10,000            10,000
6/94       9,290             9,669
6/95      10,037            10,601
6/96      10,450            11,118
12/96     10,788            11,567

   Value of $10,000 Investment

        Investor C      Salomon Brothers
10/88     10,000            10,000
6/89      10,392            10,696
6/90      11,234            11,506
6/91      12,280            12,710
6/92      13,757            14,345
6/93      14,987            15,803
6/94      14,867            15,780
6/95      15,642            17,301
6/96      16,088            18,142
12/96     16,596            18,875

The Fund's performance is compared to the Salomon Brothers 1-10 Year Treasury Index, which represents the performance of Treasury bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Intermediate Government Obligations Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so than investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                          U.S. GOVERNMENT INCOME FUND
In the relatively lackluster environment of the period, the Fund's core holdings of seasoned, "super coupon" mortgages were once again outstanding performers. With yields ranging between 12% and 16%, these mortgages have experienced approximately 10 to 15 years of seasoning--and while it has been possible to refinance them at lower rates for much of their lives, for whatever reason, that has not happened. As a result, these securities carried very little prepayment risk and made a substantial contribution to the Fund's performance over the period. For the six months ended December 31, 1996, the Fund produced a total return of 4.06% (Investor A Shares).+

In the months ahead, we hope to increase our holdings of these "super coupon" mortgages. Others, however, have now realized just how attractive these securities are. Consequently, these securities are now a little richer than they were just a year ago. Nonetheless, we believe they still offer a solid opportunity to enhance yield and will for some time to come.

As of December 31, 1996, approximately 97% of the Fund's assets were invested in U.S. Treasury and agency securities, 2% in Corporate bonds and 1% in cash and cash equivalents. As of the same date, the duration of the Fund's holdings was 8.1 years.++

-------
+ The total return, with the maximum 4.00% sales charge, was -0.16% for the period.
++ The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996


               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                           1 Year               Inception
                                                (1/31/92)
-----------------------------------------------------------
Investor A*                 0.36%                 4.93%
-----------------------------------------------------------
Institutional               4.72%                 6.14%
-----------------------------------------------------------

* Reflects 4.00% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                        1 Year                  Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**            -0.10%                    3.98%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                           1 Year               Inception
                                                (1/31/92)
-----------------------------------------------------------
Investor C***               3.83%                 4.98%
-----------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge

U.S. Government Income Fund

               Value of $10,000 Investment

        Investor A      Institutional    Salomon Broad Index
11/92      9,597            10,000             10,000
6/93      10,110            10,537             10,677
6/94      10,205            10,647             10,661
6/95      11,069            11,573             11,689
6/96      11,730            12,308             12,863
12/96     12,206            12,798             13,383

      Value of $10,000 Investment

        Investor B     Salomon Broad Index
2/94      10,000           10,000
6/94       9,394            9,669
6/95      10,148           10,601
6/96      10,798           11,118
12/96     11,202           11,567

      Value of $10,000 Investment

        Investor C     Salomon 1-10
11/92     10,000           10,000
6/93      10,437           10,677
6/94      10,647           10,661
6/95      11,207           11,689
6/96      11,795           12,863
12/96     12,229           13,383


The Fund's performance is compared to the Salomon Brothers 1-10 Year Treasury Index, which represents the performance of Treasury bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone U.S. Government Income Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                            THE MUNICIPAL BOND FUNDS
The six months ended December 31, 1996, were challenging and, at times, frustrating ones for municipal-bond investors. Throughout the period, the markets moved up and down as investors reacted--and sometimes, overreacted--to news on economic growth, voter sentiment regarding new issuance, and tax-reform proposals. In addition, as the year progressed, the markets grew more illiquid as few investors were willing to make decisive moves. Consequently, more often than not throughout the period, capitalizing on opportunities to enhance yield meant selling other positions for less than their true value.

In the months ahead, we expect the markets will continue to be somewhat choppy until the direction of the economy and interest rates become clearer. The environment, however, should still be a more positive one than last year when the threat of radical tax-reform hovered over the marketplace--and dampened enthusiasm for months.

THE MUNICIPAL BOND FUND
Given the erratic nature of the marketplace throughout the period, we made no attempt to second-guess the direction of interest rates, or investor sentiment. Moreover, while efforts were made to enhance yield, we continued to focus on the long-term--and as a result, refused to compromise the value of our other holdings to increase income in the short-term. For the six months ended December 31, 1996, the Fund posted a total return of 3.53% (Investor A Shares)+.

At the end of the period, over two-thirds of the Fund's assets were invested in securities rated AAA. No more than 10% of the portfolio's assets were invested in any one state. The average maturity of our holdings was 8.3 years.++

-------
+ The total return, with the maximum 4.00% sales charge, was -0.57% for the period.
++ The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (10/31/88)
-----------------------------------------------------------
Investor A*     -1.49%           4.80%            5.78%
-----------------------------------------------------------
Institutional    2.94%           5.83%            6.41%
-----------------------------------------------------------

* Reflects 4.00% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                        1 Year                  Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**            -2.06%                    2.21%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

Municipal Bond Fund

              Value of $10,000 Investment

        Investor A      Institutional   Lehman Brothers
10/88      9,597            10,000          10,000
6/89      10,127            10,552          10,672
6/90      10,590            11,035          11,398
6/91      11,385            11,863          12,424
6/92      12,422            12,944          13,888
6/93      13,597            14,171          15,548
6/94      13,694            14,286          15,579
6/95      14,656            15,322          16,945
6/96      15,285            16,019          18,106
12/96     15,826            16,614          18,995

   Value of $10,000 Investment

        Investor B      Lehman Brothers
2/94      10,000            10,000
6/94       9,277             9,450
6/95       9,870            10,279
6/96      10,322            10,983
12/96     10,655            11,522

The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, which represents the performance of the municipal bond market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment- management and fund-accounting fees. The performance of the Parkstone Municipal Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investors shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                          MICHIGAN MUNICIPAL BOND FUND
Much as we did in the national markets, we refused to compromise our value and quality standards during the six months ended December 31, 1996. As a result, performance lagged slightly--nonetheless, we feel that the structure of many new issues on the market warranted our cautious approach. As a result, for the period, the Fund posted a total return of 3.56% (Investor A Shares).*

At the end of the period, over half of the Fund's assets were invested in securities rated AAA. The average maturity of our holdings was 8.3 YEARS.**

-------
* The total return, with the maximum 4.00% sales charge, was -0.59% for the period.
** The composition of the Fund's portfolio is subject to change.


               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                1 Year          5 Years         Inception
                                                (7/2/90)
-----------------------------------------------------------
Investor A*     -1.24%           4.94%            5.79%
-----------------------------------------------------------
Institutional    3.05%           5.97%            6.59%
-----------------------------------------------------------

* Reflects 4.00% Sales Charge

               Average Annual Total Return
                 As of December 31, 1996
-----------------------------------------------------------
                                                  Since
                        1 Year                  Inception
                                                (2/4/94)
-----------------------------------------------------------
Investor B**            -1.84%                    2.34%
-----------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

Michigan Municipal Bond Fund

              Value of $10,000 Investment

        Investor A      Institutional   Shearson 3-15
7/90       9,597            10,000          10,000
6/91      10,247            10,677          10,884
6/92      11,244            11,716          12,065
6/93      12,301            12,820          13,338
6/94      12,414            12,951          13,487
6/95      13,282            13,900          14,608
6/96      13,928            14,611          15,499
12/96     14,425            15,143          16,192

   Value of $10,000 Investment

        Investor B      Shearson 3-15
2/94      10,000            10,000
6/94       9,251             9,566
6/95       9,848            10,405
6/96      10,368            11,040
12/96     10,698            11,533

The Fund's performance is compared to the Shearson 3-15 year Municipal Index, which represents the performance of municipal bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Michigan Municipal Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investors shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1996
                            THE MONEY MARKET FUNDS*
After waiting anxiously for a rate hike throughout the first nine months of 1996, in September, investors accepted the fact that the Federal Reserve was content to sit on the sidelines--and would be more than likely to remain there until sometime after the election. Consequently, after fluctuating in response to each news report and economic statistic on economic growth, interest rates leveled off in October as anxiety dissipated. As the election season faded from memory, of course, and the year drew to a close, waves of uncertainty again rippled through the marketplace. As a result, the period overall was a choppy one, with rates changing rather rapidly at times but relatively modestly.

Moving foward, we expect the environment to continue to be somewhat unsettled until the direction of the economy is clearer. Given this, we expect to approach the markets cautiously in the months ahead and to focus our efforts on taking advantage of the opportunities the steepness of the yield curve offers.

 . THE PRIME OBLIGATIONS FUND: As of December 31, 1996, approximately 78% of the Fund was invested in commercial paper, and 4% was invested in overnight securities. The average maturity was 44 days.+

 . THE U.S. GOVERNMENT OBLIGATIONS FUND: As of December 31, 1996, approximately 14% of the Fund's assets were invested in overnight securities, with the remainder invested in short-term government securities of longer maturities. The Fund's average maturity was 48 days+.

 . THE TREASURY FUND: Approximately 78% of the Fund's assets were held in repurchase agreements as of December 31, 1996, and the average maturity of the portfolio was 34 days.+

 . THE TAX-FREE FUND++: As of December 31, 1996, the average maturity of assets in the Fund's portfolio was 44 days+.

-------
+ The composition of the portfolio is subject to change.
* An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate and there can be no assurance that the Funds will be able to maintain a stable net assets value of $1.00 per share.
++ The Fund's income may be subject to certain state and local taxes and depending on your tax status, the federal alternative minimum tax.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Statements of Assets and Liabilities
-------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                  DECEMBER 31, 1996
                                                                     (UNAUDITED)

                                                                   (Amounts in Thousands, except Per Share Amounts)
                                                                  Prime     U.S. Government
                                                               Obligations    Obligations     Treasury       Tax-Free
                                                                  Fund            Fund          Fund           Fund
                                                                ----------      ---------     ----------     ---------
Assets:
Investments, at value (Cost $844,355; $336,383; $93,446; and
  $172,710, respectively) ...................................   $ 844,355       $336,383      $  93,446      $172,710
Repurchase agreements, at cost ..............................      33,127         55,264        338,404            --
                                                                ----------      ---------     ----------     ---------
Total Investments ...........................................     877,482        391,647        431,850       172,710
Cash ........................................................          --             --             --            12
Interest and dividends receivable ...........................       1,472          1,589            175           869
Receivable for capital shares issued ........................         110             --             --            11
Prepaid expenses and other assets ...........................           5              4              2            --
                                                                ----------      ---------     ----------     ---------
Total Assets ................................................     879,069        393,240        432,027       173,602
                                                                ----------      ---------     ----------     ---------
Liabilities:
Dividends payable ...........................................       3,497          1,644          1,645           404
Payable to brokers for investments purchased ................          --             --            947            --
Accrued expenses and other payables:
    Investment advisory fees ................................           9              4              5             2
    Administration fees .....................................          77             38             21            16
    12b-1 fees (Investor A) .................................          15             16             10             5
    Accounting and transfer agent fees ......................          12             12             12             8
    Other ...................................................          75             44             98            38
                                                                ----------      ---------     ----------     ---------
Total Liabilities ...........................................       3,685          1,758          2,738           473
                                                                ----------      ---------     ----------     ---------
Net Assets:
Capital .....................................................     875,392        391,488        429,312       173,111
Undistributed (distributions in excess of) net investment               1             (1)           (31)           --
  income ....................................................
Accumulated undistributed net realized gains (losses) from
  investment transactions ...................................          (9)            (5)             8            18
                                                                ----------      ---------     ----------     ---------
Net Assets ..................................................   $ 875,384       $391,482      $ 429,289      $173,129
                                                                ==========      =========     ==========     =========
Net Assets
    Investor A ..............................................   $ 179,307       $179,967      $ 128,880      $ 63,210
    Institutional ...........................................     696,077        211,515        300,409       109,919
                                                                ----------      ---------     ----------     ---------
        Total ...............................................   $ 875,384       $391,482      $ 429,289      $173,129
                                                                ==========      =========     ==========     =========
Outstanding units of beneficial interest (shares)
    Investor A ..............................................     179,306        179,971        128,881        63,207
    Institutional ...........................................     696,084        211,519        300,415       109,905
                                                                ----------      ---------     ----------     ---------
        Total ...............................................     875,390        391,490        429,296       173,112
                                                                ==========      =========     ==========     =========
Net Asset Value -- offering and redemption price per share
    Investor A ..............................................       $1.00          $1.00          $1.00         $1.00
                                                                ==========      =========     ==========     =========
    Institutional ...........................................       $1.00          $1.00          $1.00         $1.00
                                                                ==========      =========     ==========     =========

-------------


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)


                                                                   (Amounts in Thousands, except Per Share Amounts)
                                                              Equity          Large                            Small
                                                              Income     Capitalization Mid-Capitalization Capitalization
                                                               Fund           Fund            Fund              Fund
                                                              ------     -------------- ------------------ --------------
Assets:
Investments, at value (Cost $321,219; $315,064; $426,329;
  and $409,179, respectively) ............................   $419,437       $353,101        $ 614,339        $672,994
Repurchase agreements, at cost ...........................     13,026         28,725           27,085          42,114
                                                             ---------      ---------       ----------       ---------
Total Investments ........................................    432,463        381,826          641,424         715,108
Cash .....................................................         --              1               --              --
Interest and dividends receivable ........................      1,383            397              167               9
Receivable from brokers for investments sold .............         --             --            1,983              --
Receivable for capital shares issued .....................        155             87              143           2,781
Prepaid expenses and other assets ........................         10             44                7              18
                                                             ---------      ---------       ----------       ---------
Total Assets .............................................    434,011        382,355          643,724         717,916
                                                             ---------      ---------       ----------       ---------
Liabilities:
Cash overdraft ...........................................         --             --               --               2
Payable for capital shares redeemed ......................         22             10               15              88
Accrued expenses and other payables:
    Investment advisory fees .............................         12              8               17              19
    Administration fees ..................................         44             40               61              69
    12b-1 fees (Investor A) ..............................         19              1               16              33
    12b-1 fees (Investor B) ..............................         10              1               12              23
    12b-1 fees (Investor C) ..............................         --             --                1               6
    Accounting and transfer agent fees ...................         48             19               79              32
    Other ................................................         68             19              118              99
                                                             ---------      ---------       ----------       ---------
Total Liabilities ........................................        223             98              319             371
                                                             ---------      ---------       ----------       ---------
Net Assets:
Capital ..................................................    319,422        344,023          418,793         434,054
Undistributed net investment income (loss) ...............        113              8           (3,206)         (4,027)
Net unrealized appreciation from investments .............     98,218         38,037          188,010         263,815
Accumulated undistributed net realized gains from
  investment transactions ................................     16,035            189           39,808          23,703
                                                             ---------      ---------       ----------       ---------
Net Assets ...............................................   $433,788       $382,257        $ 643,405        $717,545
                                                             =========      =========       ==========       =========
Net Assets
    Investor A ...........................................   $ 91,737       $  3,216        $  81,827        $163,946
    Investor B ...........................................     15,681          1,805           19,722          39,299
    Investor C ...........................................        303             23            1,607          10,482
    Institutional ........................................    326,067        377,213          540,249         503,818
                                                             ---------      ---------       ----------       ---------
        Total ............................................   $433,788       $382,257        $ 643,405        $717,545
                                                             =========      =========       ==========       =========
Outstanding units of beneficial interest (shares)
    Investor A ...........................................      5,477            264            5,328           5,701
    Investor B ...........................................        939            149            1,330           1,390
    Investor C ...........................................         18              2              108             370
    Institutional ........................................     19,545         30,894           34,999          17,314
                                                             ---------      ---------       ----------       ---------
        Total ............................................     25,979         31,309           41,765          24,775
                                                             =========      =========       ==========       =========
Net Asset Value -- offering and redemption price per share
    Investor A ...........................................     $16.75         $12.19           $15.36          $28.76
                                                             =========      =========       ==========       =========
    Investor B *..........................................     $16.71         $12.15           $14.83          $28.27
                                                             =========      =========       ==========       =========
    Investor C *..........................................     $16.78         $12.07           $14.93          $28.34
                                                             =========      =========       ==========       =========
    Institutional ........................................     $16.68         $12.21           $15.44          $29.10
                                                             =========      =========       ==========       =========
Maximum Sales Charge (Investor A) ........................       4.50%          4.50%            4.50%           4.50%
                                                             =========      =========       ==========       =========
Maximum  Offering  Price  (100%/(100%--Maximum
   Sales Charge) of net asset value
  adjusted to nearest cent) per share
  (Investor A) ...........................................     $17.54         $12.76           $16.08          $30.12
                                                             =========      =========       ==========       =========

-------------
*   Redemption price per share varies by length of time shares are held.

See notes to financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Statements of Assets and Liabilities

-------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                      DECEMBER 31, 1996 (UNAUDITED)

                                                                   (Amounts in Thousands, except Per Share Amounts)

                                                                                                           Intermediate
                                                              International     Balanced       Limited      Government
                                                               Discovery       Allocation   Maturity Bond  Obligations
                                                                  Fund            Fund          Fund           Fund
                                                              ------------     ----------   -------------  -----------
Assets:
Investments, at value (Cost $342,377; $122,424; $148,974;
  and $230,593, respectively) ...............................   $ 426,916       $134,553      $ 148,084      $230,913
Repurchase agreements, at cost ..............................          --         15,174          5,863           553
                                                                ----------      ---------     ----------     ---------
Total Investments ...........................................     426,916        149,727        153,947       231,466
Cash ........................................................          --            260             --            --
Interest and dividends receivable ...........................         396            992          2,401         3,826
Receivable from brokers for investments sold ................          --             44             --         6,524
Receivable for capital shares issued ........................         105             13            140            --
Prepaid expenses and other assets ...........................          15             10              7             6
                                                                ----------      ---------     ----------     ---------
Total Assets ................................................     427,432        151,046        156,495       241,822
                                                                ----------      ---------     ----------     ---------
Liabilities:
Cash overdraft ..............................................         551             --             --            --
Payable to brokers for investments purchased ................          --             --             --        11,782
Payable for capital shares redeemed .........................          33             --             14            44
Accrued expenses and other payables:
    Investment advisory fees ................................          14              3              2             4
    Administration fees .....................................          43             14             12            18
    12b-1 fees (Investor A) .................................           9              4              4             4
    12b-1 fees (Investor B) .................................           7              3              1             1
    Accounting and transfer agent fees ......................          54             32             33            38
    Other ...................................................          89             43             20           378
                                                                ----------      ---------     ----------     ---------
Total Liabilities ...........................................         800             99             86        12,269
                                                                ----------      ---------     ----------     ---------
Net Assets:
Capital .....................................................     347,996        137,816        165,884       243,708
Distributions in excess of net investment income (loss) .....      (2,056)           (35)          (192)         (937)
Net unrealized appreciation (depreciation) from investments
  and translation of assets and liabilities in foreign
  currencies ................................................      84,539         12,129           (890)          320
Accumulated undistributed net realized gains (losses) from
  investment and foreign currency transactions ..............      (3,847)         1,037         (8,393)      (13,538)
                                                                ----------      ---------     ----------     ---------
Net Assets ..................................................   $ 426,632       $150,947      $ 156,409      $229,553
                                                                ==========      =========     ==========     =========
Net Assets
    Investor A ..............................................   $  43,237       $ 18,307      $  20,346      $ 20,616
    Investor B ..............................................      11,382          5,177          1,602         2,036
    Investor C ..............................................         699            548             15           162
    Institutional ...........................................     371,314        126,915        134,446       206,739
                                                                ----------      ---------     ----------     ---------
        Total ...............................................   $ 426,632       $150,947      $ 156,409      $229,553
                                                                ==========      =========     ==========     =========
Outstanding units of beneficial interest (shares)
    Investor A ..............................................       2,943          1,483          2,139         2,115
    Investor B ..............................................         791            419            168           209
    Investor C ..............................................          48             45              2            17
    Institutional ...........................................      25,068         10,293         14,137        21,212
                                                                ----------      ---------     ----------     ---------
        Total ...............................................      28,850         12,240         16,446        23,553
                                                                ==========      =========     ==========     =========
Net Asset Value -- offering and redemption price per share
    Investor A ..............................................      $14.69         $12.35          $9.51         $9.75
                                                                ==========      =========     ==========     =========
    Investor B *.............................................      $14.38         $12.34          $9.51         $9.73
                                                                ==========      =========     ==========     =========
    Investor C *.............................................      $14.71         $12.27          $9.32         $9.57
                                                                ==========      =========     ==========     =========
    Institutional ...........................................      $14.81         $12.33          $9.51         $9.75
                                                                ==========      =========     ==========     =========

Maximum Sales Charge (Investor A) ...........................        4.50%          4.50%          4.00%         4.00%
                                                                ==========      =========     ==========     =========
Maximum Offering Price (100%/(100%--Maximum Sales Charge) of
  net asset value adjusted to nearest cent) per share              $15.38         $12.93          $9.91        $10.16
  (Investor A) ..............................................
                                                                ==========      =========     ==========     =========

-------------
* Redemption price per share varies by length of time shares are held. See notes to financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
                                                                     (UNAUDITED)


                                                                   (Amounts in Thousands, except Per Share Amounts)
                                                                   U.S.                                     Michigan
                                                                Government                    Municipal     Municipal
                                                                  Income          Bond          Bond           Bond
                                                                   Fund           Fund          Fund           Fund
                                                                ----------     ----------     ----------    ---------
Assets:
Investments, at value (Cost $208,781; $558,769; $135,423;
  and $221,577, respectively ................................    $210,235       $560,294       $139,326      $230,954
Repurchase agreements, at cost ..............................         181          1,705             --            --
                                                                 --------       --------       --------      --------
Total Investments ...........................................     210,416        561,999        139,326       230,954
Cash ........................................................          14            129             --            --
Interest and dividends receivable ...........................       2,608          7,310          2,750         3,774
Receivable from brokers for investments sold ................       1,176             --             --            --
Receivable for capital shares issued ........................         126             11             --             8
Prepaid expenses and other assets ...........................          12             11              6             6
                                                                 --------       --------       --------      --------
Total Assets ................................................     214,352        569,460        142,082       234,742
                                                                 --------       --------       --------      --------
Liabilities:
Cash overdraft ..............................................          --             --             14            --
Payable for capital shares redeemed .........................          10             13             --            --
Accrued expenses and other payables:
    Investment advisory fees ................................           3             11              2             4
    Administration fees .....................................          17             45              7            12
    12b-1 fees (Investor A) .................................          12              4              2             8
    12b-1 fees (Investor B) .................................          14              3              1             2
    Accounting and transfer agent fees ......................          42             40             21            32
    Other ...................................................          36             66             56            65
                                                                 --------       --------       --------      --------
Total Liabilities ...........................................         134            182            103           123
                                                                 --------       --------       --------      --------
Net Assets:
Capital .....................................................     223,270        584,852        137,826       225,306
Undistributed (distributions in excess of) net investment
  income ....................................................         129         (1,161)             2          (132)
Net unrealized appreciation from investments ................       1,454          1,525          3,903         9,377
Accumulated undistributed net realized gains (losses) from
  investment transactions ...................................     (10,635)       (15,938)           248            68
                                                                 --------       --------       --------      --------
Net Assets ..................................................    $214,218       $569,278       $141,979      $234,619
                                                                 ========       ========       ========      ========
Net Assets
    Investor A ..............................................    $ 55,461       $ 20,292       $  9,083      $ 39,032
    Investor B ..............................................      22,657          5,188            993         3,574
    Investor C ..............................................          74            365             --            --
    Institutional ...........................................     136,026        543,433        131,903       192,013
                                                                 --------       --------       --------      --------
        Total ...............................................    $214,218       $569,278       $141,979      $234,619
                                                                 ========       ========       ========      ========
Outstanding units of beneficial interest (shares)
    Investor A ..............................................       5,987          2,100            862         3,591
    Investor B ..............................................       2,451            536             95           329
    Investor C ..............................................           8             38             --            --
    Institutional ...........................................      14,684         55,972         12,515        17,662
                                                                 --------       --------       --------      --------
        Total ...............................................      23,130         58,646         13,472        21,582
                                                                 ========       ========       ========      ========
Net Asset Value -- offering and redemption price per share
    Investor A ..............................................       $9.26          $9.66         $10.54        $10.87
                                                                 ========       ========       ========      ========
    Investor B *.............................................       $9.24          $9.68         $10.51        $10.88
                                                                 ========       ========       ========      ========
    Investor C *.............................................       $9.21          $9.64             --            --
                                                                 ========       ========       ========      ========
    Institutional ...........................................       $9.26          $9.71         $10.54        $10.87
                                                                 ========       ========       ========      ========

Maximum Sales Charge (Investor A) ...........................        4.00%          4.00%          4.00%         4.00%
                                                                 ========       ========       ========      ========
Maximum Offering Price (100%/(100%--Maximum Sales Charge) of
  net asset value adjusted to nearest cent) per share
  (Investor A) ..............................................       $9.65         $10.06         $10.98        $11.32
                                                                 ========       ========       ========      ========

-------------
* Redemption price per share varies by length of time shares are held. See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Operations
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS          FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                                                                     (UNAUDITED)

                                                                                (Amounts in Thousands)

                                                                     Prime      U.S. Government
                                                                  Obligations     Obligations       Treasury   Tax-Free
                                                                     Fund             Fund            Fund       Fund
                                                                  -----------     -------------    ---------   --------
Investment Income:
Interest income .............................................       $22,537          $10,999        $10,327     $2,650
                                                                    -------          -------        -------     ------
Total Income ................................................        22,537           10,999         10,327      2,650
                                                                    -------          -------        -------     ------
Expenses:
Investment advisory fees ....................................         1,638              817            771        309
Administration fees .........................................           819              408            385        154
12b-1 fees (Investor A) .....................................           210              241            162         61
Custodian and accounting fees ...............................            91               54             51         23
Legal and audit fees ........................................            15                7              6          9
Trustees' fees and expenses .................................             4                1              2          1
Transfer agent fees .........................................            22               17             18         17
Registration and filing fees ................................            20               17             39         17
Printing costs ..............................................            25               13             16         14
Other .......................................................             7                4              3          1
Reverse repurchase agreements ...............................            --               --             20         --
                                                                    -------          -------        -------     ------
Total Expenses ..............................................         2,851            1,579          1,473        606
                                                                    -------          -------        -------     ------
Expenses voluntarily reduced ................................          (209)            (186)          (289)       (52)
Net Expenses ................................................         2,642            1,393          1,184        554
                                                                    -------          -------        -------     ------
Net Investment Income .......................................        19,895            9,606          9,143      2,096
                                                                    -------          -------        -------     ------

Realized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions ....            (3)              --              8        (10)
                                                                    -------          -------        -------     ------
Net realized gains (losses) from investments ................            (3)              --              8        (10)
                                                                    -------          -------        -------     ------
Change in net assets resulting from operations ..............       $19,892          $ 9,606        $ 9,151     $2,086
                                                                    =======          =======        =======     ======

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Operations
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS          FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                                                                     (UNAUDITED)

                                                                                (Amounts in Thousands)
                                                           Equity           Large                               Small
                                                           Income       Capitalization  Mid-Capitalization  Capitalization
                                                            Fund            Fund               Fund             Fund
                                                          -------       --------------  ------------------  --------------
Investment Income:
Interest income ....................................      $ 1,891           $    576         $    563         $    941
Dividend income ....................................        5,356              1,897            1,020               53
Withholding tax expense ............................          (21)                --               (6)              --
                                                          -------           --------         --------         --------
Total Income .......................................        7,226              2,473            1,577              994
                                                          -------           --------         --------         --------
Expenses:
Investment advisory fees ...........................        2,217              1,351            3,530            3,533
Administration fees ................................          443                338              706              707
12b-1 fees (Investor A) ............................          108                  3               92              207
12b-1 fees (Investor B) ............................           73                  7               89              168
12b-1 fees (Investor C) ............................            1                 --                7               41
Custodian and accounting fees ......................           77                 60              114              114
Legal and audit fees ...............................            9                  8               16               14
Trustees' fees and expenses ........................            2                  2                3                3
Transfer agent fees ................................           96                 28              143              154
Registration and filing fees .......................           23                 59               33               32
Printing costs .....................................           26                 19               43               40
Other ..............................................            2                  1               12                8
                                                          -------           --------         --------         --------
Total Expenses .....................................        3,077              1,876            4,788            5,021
                                                          -------           --------         --------         --------
Expenses voluntarily reduced .......................           --                 --               (5)              (3)

Net Expenses .......................................        3,077              1,876            4,783            5,018
                                                          -------           --------         ---------        --------

Net Investment Income (Loss) .......................        4,149                597           (3,206)          (4,024)
                                                          -------           --------         --------         --------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions ....       26,533              2,639           76,537           63,197
Change in unrealized appreciation (depreciation)
  from investments .................................        2,705             27,450          (50,507)         (56,528)
                                                          -------           --------         --------         --------
Net realized/unrealized gains from investments .....       29,238             30,089           26,030            6,669
                                                          -------           --------         --------         --------

Change in net assets resulting from operations .....      $33,387           $ 30,686         $ 22,824         $  2,645
                                                          =======           ========         ========         ========

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Operations
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS          FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                                                                     (UNAUDITED)

                                                                                    (Amounts in Thousands)
                                                                                                  Limited    Intermediate
                                                                  International      Balanced     Maturity    Government
                                                                    Discovery       Allocation      Bond     Obligations
                                                                      Fund             Fund         Fund         Fund
                                                                  -------------     ----------    --------   ------------
Investment Income:
Interest income ...............................................      $    --          $ 2,013      $5,444       $7,975
Dividend income ...............................................        2,625              657          --           --
Foreign tax withholding .......................................         (199)             (11)         --           --
                                                                     -------          -------      ------       ------
Total Income ..................................................        2,426            2,659       5,444        7,975
                                                                     -------          -------      ------       ------
Expenses:
Investment advisory fees ......................................        2,435              703         577          897
Administration fees ...........................................          412              141         156          243
12b-1 fees (Investor A) .......................................           51               22          22           28
12b-1 fees (Investor B) .......................................           52               24           8            9
12b-1 fees (Investor C) .......................................            3                2          --           --
Custodian and accounting fees .................................          206               62          34           46
Legal and audit fees ..........................................            9                4           4            7
Trustees' fees and expenses ...................................            2                1           1            1
Transfer agent fees ...........................................          120               54          47           53
Registration and filing fees ..................................           20               18          16           21
Printing costs ................................................           24                7           9           13
Other .........................................................            3                1           1            3
                                                                     -------          -------      ------       ------
Total Expenses ................................................        3,337            1,039         875        1,321
                                                                     -------          -------      ------       ------
Expenses voluntarily reduced ..................................          (31)            (177)       (187)        (109)

Net Expenses ..................................................        3,306              862         688        1,212
                                                                     -------          -------      ------       ------

Net Investment Income (Loss) ..................................         (880)           1,797       4,756        6,763
                                                                     -------          -------      ------       ------
Realized/Unrealized Gains (Losses) from Investments
and Foreign Currencies:
Net realized gains from investment transactions and foreign
  currency transactions .......................................        8,383            9,724         364        1,856
Net change in unrealized appreciation (depreciation) from
  investments and translation of assets and liabilities in
  foreign currencies ..........................................       12,487           (4,892)        286           72
                                                                     -------          -------      ------       ------
Net realized/unrealized gains from investments ................       20,870            4,832         650        1,928
                                                                     -------          -------      ------       ------

Change in net assets resulting from operations ................      $19,990          $ 6,629      $5,406       $8,691
                                                                     =======          =======      ======       ======

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS          FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                                                                     (UNAUDITED)

                                                                                       (Amounts in Thousands)
                                                                             U.S.                              Michigan
                                                                          Government              Municipal    Municipal
                                                                            Income       Bond       Bond         Bond
                                                                             Fund        Fund       Fund         Fund
                                                                          ----------    ------    ---------    ---------
Investment Income:

Interest income ......................................................      $9,054      $20,096    $3,529       $6,086
                                                                            ------      -------    ------       ------
Total Income .........................................................       9,054       20,096     3,529        6,086
                                                                            ------      -------    ------       ------
Expenses:
Investment advisory fees .............................................         776        2,135       534          860
Administration fees ..................................................         210          577       144          232
12b-1 fees (Investor A) ..............................................          68           26        10           47
12b-1 fees (Investor B) ..............................................         107           24         4           19
12b-1 fees (Investor C) ..............................................          --            1        --           --
Custodian and accounting fees ........................................          52          100        36           50
Legal and audit fees .................................................           6           12         4            5
Trustees' fees and expenses ..........................................           1            3         1            1
Transfer agent fees ..................................................          82           63        29           47
Registration and filing fees .........................................          21           22        31           17
Printing costs .......................................................          13           33        10           15
Other ................................................................           2            5         1            1
                                                                            ------      -------    ------       ------
Total Expenses .......................................................       1,338        3,001       804        1,294
                                                                            ------      -------    ------       ------
Expenses voluntarily reduced .........................................        (358)        (260)     (209)        (337)
Net Expenses .........................................................         980        2,741       595          957
                                                                            ------      -------    ------       ------
Net Investment Income ................................................       8,074       17,355     2,934        5,129
                                                                            ------      -------    ------       ------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions .............        (642)       7,282       270           84
Change in unrealized appreciation from investments ...................         908        3,129     1,954        3,043
                                                                            ------      -------    ------       ------
Net realized/unrealized gains from investments .......................         266       10,411     2,224        3,127
                                                                            ------      -------    ------       ------
Change in net assets resulting from operations .......................      $8,340      $27,766    $5,158       $8,256
                                                                            ======      =======    ======       ======

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                                    (Amounts in Thousands)
                                                                         Prime Obligations          U.S. Government
                                                                                Fund               Obligations Fund
                                                                      -----------------------   ------------------------
                                                                       Six Months     Year      Six Months      Year
                                                                          ended       ended        ended        ended
                                                                       December 31,  June 30,   December 31,   June 30,
                                                                          1996        1996         1996         1996
                                                                      ------------- ---------- ------------- -----------
                                                                       (Unaudited)              (Unaudited)
From Investment Activities:
Operations:
     Net investment income ..........................................   $  19,895   $   39,546   $   9,606   $    20,233
     Net realized losses from investment transactions ...............          (3)          (6)         --            --
                                                                        ---------   ----------   ---------   -----------
Change in net assets resulting from operations ......................      19,892       39,540       9,606        20,233
                                                                        ---------   ----------   ---------   -----------
Distributions to Investor A shareholders:
     From net investment income .....................................      (4,018)      (6,950)     (4,488)       (9,106)
     In excess of net realized gains from investment transactions ...          --           (1)         --            --
Distributions to Institutional shareholders:
     From net investment income .....................................     (15,877)     (32,595)     (5,120)      (11,126)
     In excess of net realized gains from investment transactions ...          --           (4)         --            --
                                                                        ---------   ----------   ---------   -----------
Change in net assets from shareholder distributions .................     (19,895)     (39,550)     (9,608)      (20,232)
                                                                        ---------   ----------   ---------   -----------
Capital Transactions:
     Proceeds from shares issued ....................................     950,155    1,471,595     609,366     1,091,720
     Dividends reinvested ...........................................       3,828        6,895         791         1,499
     Cost of shares redeemed ........................................    (822,149)  (1,483,872)   (613,068)   (1,095,569)
                                                                        ---------   ----------   ---------   -----------
Change in net assets from share transactions ........................     131,834       (5,382)     (2,911)       (2,350)
                                                                        ---------   ----------   ---------   -----------

Change in net assets ................................................     131,831       (5,392)     (2,913)       (2,349)
Net Assets:
     Beginning of period ............................................     743,553      748,945     394,395       396,744
                                                                        ---------   ----------   ---------   -----------
     End of period ..................................................   $ 875,384   $  743,553   $ 391,482   $   394,395
                                                                        =========   ==========   =========   ===========

-------------


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                                      (Amounts in Thousands)
                                                                             Treasury Fund            Tax-Free Fund
                                                                        ------------------------- -----------------------
                                                                        Six Months       Year      Six Months     Year
                                                                           ended        ended        ended       ended
                                                                       December 31,    June 30,   December 31,  June 30,
                                                                            1996         1996         1996        1996
                                                                       ------------- ------------ ------------ ----------
                                                                        (Unaudited)                (Unaudited)
From Investment Activities:
Operations:
     Net investment income ............................................  $    9,143  $    16,064   $   2,096   $   4,632
     Net realized gains (losses) from investment transactions .........           8           11         (10)         30
                                                                         ----------  -----------   ---------   ---------
Change in net assets resulting from operations ........................       9,151       16,075       2,086       4,662
                                                                         ----------  -----------   ---------   ---------
Distributions to Investor A shareholders:
     From net investment income .......................................      (3,026)      (5,795)       (649)     (1,469)
     From net realized gains from investment transactions .............          --           (4)         --          (4)
     In excess of net realized gains from investment transactions .....          --          (11)         --          --
Distributions to Institutional shareholders:
     From net investment income .......................................      (6,116)     (10,269)     (1,447)     (3,163)
     From net realized gains from investment transactions .............          --           (7)         --          (8)
     In excess of net realized gains from investment transactions .....          --          (20)         --          --
                                                                         ----------  -----------   ---------   ---------
Change in net assets from shareholder distributions ...................      (9,142)     (16,106)     (2,096)     (4,644)
                                                                         ----------  -----------   ---------   ---------
Capital Transactions:
     Proceeds from shares issued ......................................     855,634    2,002,575     190,349     376,346
     Dividends reinvested .............................................         285          493         366         820
     Cost of shares redeemed ..........................................    (808,778)  (1,918,521)   (165,443)   (372,907)
                                                                         ----------  -----------   ---------   ---------
Change in net assets from share transactions ..........................      47,141       84,547      25,272       4,259
                                                                         ----------  -----------   ---------   ---------
Change in net assets ..................................................      47,150       84,516      25,262       4,277

Net Assets:
     Beginning of period ..............................................     382,139      297,623     147,867     143,590
                                                                         ----------  -----------   ---------   ---------
     End of period ....................................................  $  429,289  $   382,139   $ 173,129   $ 147,867
                                                                         ==========  ===========   =========   =========

-------------

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                                  (Amounts in Thousands)
                                                                         Equity Income          Large Capitalization
                                                                             Fund                       Fund
                                                                    -----------------------  ---------------------------
                                                                     Six Months    Year       Six Months   December 28,
                                                                        ended      ended         ended        1995 to
                                                                    December 31, June 30,    December 31,    June 30,
                                                                        1996       1996          1996         1996(a)
                                                                    ------------ --------    ------------ --------------
                                                                     (Unaudited)              (Unaudited)
From Investment Activities:
Operations:
     Net investment income ........................................   $  4,149   $   8,736     $     597     $     338
     Net realized gains (losses) from investment transactions .....     26,533      45,001         2,639           (74)
     Net change in unrealized appreciation from investments .......      2,705      42,614        27,450        10,587
                                                                      --------   ---------     ---------     ---------
Change in net assets resulting from operations ....................     33,387      96,351        30,686        10,851
                                                                      --------   ---------     ---------     ---------
Distributions to Investor A shareholders:
     From net investment income ...................................       (779)     (1,414)           (2)           (1)
     From net realized gains from investment transactions .........     (8,386)     (2,095)          (18)           --
Distributions to Investor B shareholders:
     From net investment income ...................................        (80)       (104)           --            --
     In excess of net investment income ...........................         --          (7)           --            --
     From net realized gains from investment transactions .........     (1,419)       (244)          (12)           --
Distributions to Investor C shareholders:
     From net investment income ...................................         (1)         (1)           --            --
     From net realized gains from investment transactions .........        (25)         (2)           --            --
Distributions to Institutional shareholders:
     From net investment income ...................................     (3,688)     (7,170)         (620)         (304)
     From net realized gains from investment transactions .........    (32,123)     (9,595)       (2,346)           --
                                                                      --------   ---------     ---------     ---------
Change in net assets from shareholder distributions ...............    (46,501)    (20,632)       (2,998)         (305)
                                                                      --------   ---------     ---------     ---------
Capital Transactions:
     Proceeds from shares issued ..................................     50,932      50,436        98,159       270,745
     Dividends reinvested .........................................     17,450       7,352         2,381           229
     Cost of shares redeemed ......................................    (53,948)   (125,422)      (22,612)       (4,879)
                                                                      --------   ---------     ---------     ---------
Change in net assets from share transactions ......................     14,434     (67,634)       77,928       266,095
                                                                      --------   ---------     ---------     ---------

Change in net assets ..............................................      1,320       8,085       105,616       276,641
Net Assets:
     Beginning of period ..........................................    432,468     424,383       276,641            --
                                                                      --------   ---------     ---------     ---------
     End of period ................................................   $433,788   $ 432,468     $ 382,257     $ 276,641
                                                                      ========   =========     =========     =========

-------------
(a) Period from commencement of operations.



See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                                       (Amounts in Thousands)
                                                                           Mid-Capitalization     Small Capitalization
                                                                                 Fund                     Fund
                                                                         ----------------------  ------------------------
                                                                          Six Months     Year     Six Months     Year
                                                                             ended       ended       ended       ended
                                                                         December 31,  June 30,  December 31,  June 30,
                                                                             1996        1996        1996        1996
                                                                         ------------ ---------- ------------ -----------
                                                                          (Unaudited)             (Unaudited)
From Investment Activities:
Operations:
     Net investment loss ...............................................   $  (3,206)  $  (5,788)  $  (4,024)  $  (5,835)
     Net realized gains from investment transactions ...................      76,537     176,714      63,197      97,422
     Net change in unrealized appreciation (depreciation) from
       investments .....................................................     (50,507)     44,007     (56,528)    159,250
                                                                           ---------   ---------   ---------   ---------
Change in net assets resulting from operations .........................      22,824     214,933       2,645     250,837
                                                                           ---------   ---------   ---------   ---------
Distributions to Investor A shareholders:
     From net realized gains from investment transactions ..............     (23,501)     (1,837)    (25,438)    (11,580)
Distributions to Investor B shareholders:
     From net investment income ........................................          --          --          (2)         --
     From net realized gains from investment transactions ..............      (5,643)       (333)     (5,901)     (1,972)
Distributions to Investor C shareholders:
     From net realized gains from investment transactions ..............        (458)        (14)     (1,578)        (67)
Distributions to Institutional shareholders:
     From net realized gains from investment transactions ..............    (167,629)    (26,657)    (78,724)    (52,159)
                                                                           ---------   ---------   ---------   ---------
Change in net assets from shareholder distributions ....................    (197,231)    (28,841)   (111,643)    (65,778)
                                                                           ---------   ---------   ---------   ---------
Capital Transactions:
     Proceeds from shares issued .......................................     124,005     195,102     604,503     914,251
     Dividends reinvested ..............................................     140,423      20,862      85,366      47,118
     Cost of shares redeemed ...........................................    (180,299)   (401,722)   (615,269)   (831,418)
                                                                           ---------   ---------   ---------   ---------
Change in net assets from share transactions ...........................      84,129    (185,758)     74,600     129,951
                                                                           ---------   ---------   ---------   ---------

Change in net assets ...................................................     (90,278)        334     (34,398)    315,010
Net Assets:
     Beginning of period ...............................................     733,683     733,349     751,943     436,933
                                                                           ---------   ---------   ---------   ---------
     End of period .....................................................   $ 643,405   $ 733,683   $ 717,545   $ 751,943
                                                                           =========   =========   =========   =========

-------------

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                                      (Amounts in Thousands)
                                                                                International            Balanced
                                                                               Discovery Fund        Allocation Fund
                                                                           ---------------------------------------------
                                                                            Six Months     Year    Six Months     Year
                                                                               ended       ended      ended      ended
                                                                           December 31,  June 30, December 31,  June 30,
                                                                               1996        1996       1996        1996
                                                                           ------------- -------- ------------- ---------
                                                                           (Unaudited)             (Unaudited)
From Investment Activities:
Operations:
     Net investment income (loss) ........................................  $     (880) $      243 $    1,797  $   2,996
     Net realized gains from investment and foreign currency transactions        8,383       9,372      9,724     12,212
     Net change in unrealized appreciation (depreciation) from
       investments and translation of assets and liabilities in foreign
       currencies ........................................................      12,487      38,177     (4,892)     3,923
                                                                            ----------  ---------- ----------  ---------
Change in net assets resulting from operations ...........................      19,990      47,792      6,629     19,131
                                                                            ----------  ---------- ----------  ---------
Distributions to Investor A shareholders:
     From net investment income ..........................................          --          --       (247)      (338)
     In excess of net investment income ..................................          --         (30)        --         --
     From net realized gains from investment and foreign currency
       transactions ......................................................          --          --     (1,958)      (668)
Distributions to Investor B shareholders:
     From net investment income ..........................................          --          --        (44)       (41)
     From net realized gains from investment and foreign currency
       transactions ......................................................          --          --       (546)      (119)
Distributions to Investor C shareholders:
     From net investment income ..........................................          --          --         (5)        (4)
     In excess of net investment income ..................................          --          (1)        --         --
     From net realized gains from investment and foreign currency
       transactions ......................................................          --          --        (56)        (9)
Distributions to Institutional shareholders:
     From net investment income ..........................................        (109)       (243)    (1,865)    (2,494)
     In excess of net investment income ..................................          --        (528)        --         --
     From net realized gains from investment and foreign currency
       transactions ......................................................          --          --    (13,278)    (4,422)
                                                                            ----------  ---------- ----------  ---------
Change in net assets from shareholder distributions ......................        (109)       (802)   (17,999)    (8,095)
                                                                            ----------  ---------- ----------  ---------
Capital Transactions:
     Proceeds from shares issued .........................................     104,268     291,763     27,292     42,664
     Dividends reinvested ................................................          62         444     14,818      6,646
     Cost of shares redeemed .............................................    (111,212)   (230,102)   (15,023)   (28,664)
                                                                            ----------  ---------- ----------  ---------
Change in net assets from share transactions .............................      (6,882)     62,105     27,087     20,646
                                                                            ----------  ---------- ----------  ---------

Change in net assets .....................................................      12,999     109,095     15,717     31,682
Net Assets:
     Beginning of period .................................................     413,633     304,538    135,230    103,548
                                                                            ----------  ---------- ----------  ---------
     End of period .......................................................  $  426,632  $  413,633 $  150,947  $ 135,230
                                                                            ==========  ========== ==========  =========

-------------

See notes to financial statements.

----
 42
----

 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                                           (Amounts in Thousands)
                                                                                                            Intermediate
                                                                                 Limited Maturity            Government
                                                                                    Bond Fund             Obligations Fund
                                                                              ------------------------ -----------------------
                                                                              Six Months     Year      Six Months      Year
                                                                                ended       ended        ended         ended
                                                                             December 31,   June 30,   December 31,   June 30,
                                                                                 1996        1996         1996          1996
                                                                             -----------  -----------  -----------  -----------
                                                                             (Unaudited)               (Unaudited)
From Investment Activities:
Operations:
    Net investment income .................................................  $  4,756     $  9,848     $  6,763     $ 15,345
    Net realized gains (losses) from investment transactions ..............       364       (1,938)       1,856           80
    Net change in unrealized appreciation (depreciation) from investments .       286         (764)          72       (4,771)
                                                                             --------     --------     --------     --------
Change in net assets resulting from operations .............................    5,406        7,146        8,691       10,654
                                                                             --------     --------     --------     --------
Distributions to Investor A shareholders:
    From net investment income ............................................      (519)      (1,014)        (665)      (1,390)
    In excess of net investment income ....................................        --          (40)          --          (69)
    Tax return of capital .................................................        --          (63)          --          (22)
Distributions to Investor B shareholders:
    From net investment income ............................................       (43)         (57)         (49)         (68)
    In excess of net investment income ....................................        --           (1)          --           (3)
    Tax return of capital .................................................        --           (4)          --           (1)
Distributions to Investor C shareholders:
    From net investment income ............................................        --           --           (3)          (3)
Distributions to Institutional shareholders:
    From net investment income ............................................    (4,386)      (8,776)      (6,983)     (13,884)
    In excess of net investment income ....................................        --         (290)          --         (691)
    Tax return of capital .................................................        --         (535)          --         (215)
                                                                             --------     --------     --------     --------
Change in net assets from shareholder distributions ........................   (4,948)     (10,780)      (7,700)     (16,346)
                                                                             --------     --------     --------     --------
Capital Transactions:
    Proceeds from shares issued ...........................................    25,895       33,795       15,286       50,593
    Dividends reinvested ..................................................     2,277        4,860        2,361        4,873
    Cost of shares redeemed ...............................................   (24,850)     (43,995)     (39,275)     (77,260)
                                                                             --------     --------     --------     --------
Change in net assets from share transactions ...............................    3,322       (5,340)     (21,628)     (21,794)
                                                                             --------     --------     --------     --------
Change in net assets .......................................................    3,780       (8,974)     (20,637)     (27,486)

Net Assets:
    Beginning of period ...................................................   152,629      161,603      250,190      277,676
                                                                             --------     --------     --------     --------
    End of period .........................................................  $156,409     $152,629     $229,553     $250,190
                                                                             ========     ========     ========     ========

-------------


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                                       (Amounts in Thousands)
                                                                              U.S. Government
                                                                                Income Fund             Bond Fund
                                                                           --------------------- -----------------------
                                                                            Six Months    Year    Six Months     Year
                                                                               ended      ended      ended       ended
                                                                           December 31, June 30, December 31,  June 30,
                                                                               1996       1996       1996        1996
                                                                           ------------ -------- ------------ ----------
                                                                            (Unaudited)           (Unaudited)
From Investment Activities:
Operations:
     Net investment income ................................................  $   8,074   $ 14,579   $ 17,355   $  32,983
     Net realized gains (losses) from investment transactions .............       (642)    (3,968)     7,282       6,686
     Net change in unrealized appreciation (depreciation) from investments         908        389      3,129     (15,480)
                                                                             ---------   --------   --------   ---------
Change in net assets resulting from operations ............................      8,340     11,000     27,766      24,189
                                                                             ---------   --------   --------   ---------
Distributions to Investor A shareholders:
     From net investment income ...........................................     (2,030)    (3,573)      (644)     (1,061)
     In excess of net investment income ...................................         --         --         --         (15)
     Tax return of capital ................................................         --       (440)        --          --
Distributions to Investor B shareholders:
     From net investment income ...........................................       (692)      (879)      (123)       (131)
     From net realized gains from investment transactions .................         --         --         --          (2)
     Tax return of capital ................................................         --       (108)        --          --
Distributions to Investor C shareholders:
     From net investment income ...........................................         (3)        (2)        (7)         (6)
Distributions to Institutional shareholders:
     From net investment income ...........................................     (5,220)    (8,525)   (17,955)    (31,785)
     In excess of net investment income ...................................         --         --         --        (443)
     Tax return of capital ................................................         --     (1,052)        --          --
                                                                             ---------   --------   --------   ---------
Change in net assets from shareholder distributions .......................     (7,945)   (14,579)   (18,729)    (33,443)
                                                                             ---------   --------   --------   ---------
Capital Transactions:
     Proceeds from shares issued ..........................................     35,085     65,682     48,905     136,614
     Dividends reinvested .................................................      2,026      3,922     13,498      23,823
     Cost of shares redeemed ..............................................    (25,779)   (33,163)   (76,309)   (105,155)
                                                                             ---------   --------   --------   ---------
Change in net assets from share transactions ..............................     11,332     36,441    (13,906)     55,282
                                                                             ---------   --------   --------   ---------
Change in net assets ......................................................     11,727     32,862     (4,869)     46,028
Net Assets:
     Beginning of period ..................................................    202,491    169,629    574,147     528,119
                                                                             ---------   --------   --------   ---------
     End of period ........................................................  $ 214,218   $202,491   $569,278   $ 574,147
                                                                             =========   ========   ========   =========

-------------


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                                       (Amounts in Thousands)
                                                                                Municipal Bond      Michigan Municipal
                                                                                     Fund               Bond Fund
                                                                            --------------------- ----------------------
                                                                             Six Months    Year    Six Months     Year
                                                                                ended      ended      ended      ended
                                                                            December 31, June 30, December 31,  June 30,
                                                                                1996       1996       1996        1996
                                                                            ------------ -------- ------------ ---------
                                                                             (Unaudited)           (Unaudited)
From Investment Activities:
Operations:
     Net investment income .................................................  $   2,934  $   5,946  $   5,129  $  10,082
     Net realized gains from investment transactions .......................        270      1,577         84      1,191
     Net change in unrealized appreciation (depreciation) from investments .      1,954       (985)     3,043       (324)
                                                                              ---------  ---------  ---------  ---------
Change in net assets resulting from operations .............................      5,158      6,538      8,256     10,949
                                                                              ---------  ---------  ---------  ---------
Distributions to Investor A shareholders:
     From net investment income ............................................       (164)      (394)      (806)    (1,652)
     From net realized gains from investment transactions ..................        (41)        --       (125)      (125)
Distributions to Investor B shareholders:
     From net investment income ............................................        (14)       (18)       (59)      (107)
     From net realized gains from investment transactions ..................         (1)        --        (11)        (9)
Distributions to Institutional shareholders:
     From net investment income ............................................     (2,834)    (5,465)    (4,419)    (8,321)
     From net realized gains from investment transactions ..................       (635)        (4)      (625)      (591)
                                                                              ---------  ---------  ---------  ---------
Change in net assets from shareholder distributions ........................     (3,689)    (5,881)    (6,045)   (10,805)
                                                                              ---------  ---------  ---------  ---------
Capital Transactions:
     Proceeds from shares issued ...........................................     16,650     37,655     21,785     41,685
     Dividends reinvested ..................................................        369        654      1,328      2,574
     Cost of shares redeemed ...............................................    (17,606)   (44,478)   (16,142)   (35,178)
                                                                              ---------  ---------  ---------  ---------
Change in net assets from share transactions ...............................       (587)    (6,169)     6,971      9,081
                                                                              ---------  ---------  ---------  ---------
Change in net assets .......................................................        882     (5,512)     9,182      9,225
Net Assets:
     Beginning of period ...................................................    141,097    146,609    225,437    216,212
                                                                              =========  =========  =========  =========
     End of period .........................................................  $ 141,979  $ 141,097  $ 234,619  $ 225,437
                                                                              =========  =========  =========  =========

-------------
See notes to financial statements.
                                                                              45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Prime Obligations Fund                                               (UNAUDITED)
(Amounts in Thousands)

Principal                 Security               Amortized
 Amount                 Description                 Cost
---------   ------------------------------------ ----------
Bankers Acceptances (0.5%):
Financial Services (0.5%):
    5,000   Wachovia Bank, 5.31%, 3/11/97.......  $  4,949
                                                  ---------
  Total Bankers Acceptances                          4,949
                                                  ---------
Commercial Paper (78.4%):
Agriculture (1.1%):
    5,000   Cargill Financial Services Corp.,
              5.41%, 2/3/97.....................     4,975
    5,000   Monsanto, Co., 5.32%, 2/18/97.......     4,965
                                                  ---------
                                                     9,940
                                                  ---------
Automotive (1.6%):
    5,000   Nippondenso America, 5.35%, 1/10/97.     4,993
    5,000   Nippondenso America, 5.33%, 1/28/97.     4,980
    4,500   Nippondenso America, 5.33%, 2/24/97.     4,464
                                                  ---------
                                                    14,437
                                                  ---------
Banking (0.7%):
    1,000   Den Danske, 5.90%, 1/27/97..........       996
    5,000   Fleet Funding, 5.57%, 1/29/97.......     4,978
                                                  ---------
                                                     5,974
                                                  ---------
Banking & Financial Services (4.5%):
    5,000   ABN AMRO, 5.43%, 2/28/97............     4,956
    5,000   ABN AMRO, 5.44%, 4/1/97.............     4,932
    5,000   Bank of America, 5.38%, 2/5/97......     4,974
    5,000   Bank of America, 5.42%, 2/5/97......     4,974
    5,000   Bank of America, 5.27%, 3/19/97.....     4,944
    5,000   Downey Savings & Loan, 5.50%, 3/4/97     4,953
    5,000   First Chicago Financial Corp.,5.38%,
              1/29/97...........................     4,979
    5,000   First Chicago Financial Corp.,5.45%,
              3/20/97...........................     4,941
                                                  ---------
                                                    39,653
                                                  ---------
Building Materials (0.6%):
    5,000   Guardian Industries, 5.33%, 1/7/97..     4,996
                                                  ---------
Chemicals (1.7%):
    5,000   Akzo Nobel, 5.32%, 1/31/97..........     4,978
    5,000   Akzo Nobel, 5.32%, 4/28/97..........     4,914
    5,000   Great Lakes Chemical, 5.40%, 1/17/97     4,988
                                                  ---------
                                                    14,880
                                                  ---------
Construction (0.6%):
    5,000   Cemex, 5.32%, 3/5/97................     4,953
                                                  ---------
Consumer Goods & Services (1.7%):
    5,000   American Brands, Inc., 5.58%,
              1/13/97...........................     4,991
    5,000   American Brands, Inc., 5.36%,
              1/15/97...........................     4,990
    5,000   American Brands, Inc., 5.58%,
              1/24/97...........................     4,982
                                                  ---------
                                                    14,963
                                                  ---------



Commercial Paper, continued:
Containers & Packaging (1.1%):
    5,000   Rubbermaid, Inc., 5.35%, 1/28/97....  $  4,980
    5,000   Rubbermaid, Inc., 5.30%, 2/25/97....     4,960
                                                  ---------
                                                     9,940
                                                  ---------
Diversified (4.6%):
    5,000   Daimler Benz Corp., 5.42%, 1/8/97...     4,995
    5,000   Daimler Benz Corp., 5.40%, 1/13/97..     4,991
    5,000   Daimler Benz Corp., 5.33%, 2/5/97...     4,974
    5,000   Pacific Dunlop Holdings, 5.33%,
              2/21/97...........................     4,962
    5,000   Pacific Dunlop Holdings, 5.32%,
              3/31/97...........................     4,934
    5,000   Rexam, 5.43%, 1/10/97...............     4,993
    5,264   Rexam, 5.65%, 2/7/97................     5,233
    5,000   Toshiba Corp., 5.38%, 3/14/97.......     4,946
                                                  ---------
                                                    40,028
                                                  ---------
Education & Research (0.6%):
    5,000   Massachusetts College of Pharmacy,
              5.36%, 3/6/97.....................     4,952
                                                  ---------
Electric Utility (1.8%):
    4,250   Houston Power & Light, 7.63%, 3/1/97     4,261
    5,000   Mitsubishi Electric, 5.35%, 1/22/97.     4,984
    1,700   National Rural Utilities, 5.75%,
              1/24/97...........................     1,694
    5,000   National Rural Utilities, 5.30%,
              2/13/97...........................     4,968
                                                  ---------
                                                    15,907
                                                  ---------
Electrical & Electronic (2.8%):
    5,000   Avnet, 5.33%, 1/22/97...............     4,984
    5,000   Avnet, 5.50%, 2/13/97...............     4,967
    4,700   Sharp Electronics, 5.32%, 3/21/97...     4,645
    5,000   Sharp Electronics, 5.32%, 3/21/97...     4,942
    5,000   Siemens Corp., 5.30%, 2/4/97........     4,975
                                                  ---------
                                                    24,513
                                                  ---------
Financial Services (23.9%):
    5,000   Abbey National, 5.42%, 3/26/97......     4,937
    5,000   Aig Funding, 5.53%, 1/31/97.........     4,977
    5,000   American Express, 5.28%, 5/12/97....     4,904
    5,000   Atlas Copco, 5.45%, 1/31/97.........     4,977
    5,000   Banque International Luxembourg
              N.A., 5.29%, 2/19/97..............     4,964
    5,000   Banque International Luxembourg
              N.A., 5.32%, 2/25/97..............     4,959
    5,000   Bear Stearns Cos., Inc., 5.43%,
              1/15/97...........................     4,989
    5,000   BTR Dunlop Finance, Inc., 5.43%,
              1/27/97...........................     4,980
    5,000   BTR Dunlop Finance, Inc., 5.37%,
              2/18/97...........................     4,964
    5,000   Copley Pharmaceutical, 5.48%,
              1/13/97...........................     4,991
    5,000   Cregem N.A., Inc., 5.46%, 1/10/97...     4,993
    5,000   Cregem N.A., Inc., 5.30%, 2/13/97...     4,968
    5,000   Cregem N.A., Inc., 5.37%, 2/24/97...     4,960
    5,000   Dean Witter Discover, 5.38%, 1/15/97     4,990

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Prime Obligations Fund                                               (UNAUDITED)
(Amounts in Thousands)

Principal                 Security               Amortized
 Amount                 Description                 Cost
---------   ------------------------------------ ----------
Commercial Paper, continued:
Financial Services, continued:
    4,000   Eksportfinans, 5.32%, 3/18/97.......  $  3,955
    5,140   Eksportfinans, 5.44%, 3/27/97.......     5,074
    5,000   Ford Motor Credit, Corp., 5.32%,
              1/21/97...........................     4,985
    5,000   Ford Motor Credit, Corp., 5.44%,
              1/23/97...........................     4,983
    5,000   Ford Motor Credit, Corp., 5.48%,
              3/17/97...........................     4,943
    5,000   Franklin Resources, 5.37%, 2/3/97...     4,975
    5,000   General Electric Capital Corp.,
              5.58%, 1/27/97....................     4,980
    5,000   General Electric Capital Corp.,
              5.31%, 1/28/97....................     4,980
    5,000   General Electric Capital Corp.,
              5.70%, 5/30/97....................     4,882
   10,000   General Motors Acceptance Corp.,
              5.40%, 4/7/97.....................     9,856
    5,000   Goldman Sachs, 5.30%, 5/5/97........     4,909
    5,000   Goldman Sachs, 5.27%, 5/29/97.......     4,892
    5,000   Island Finance Puerto Rico, 5.49%,
              2/24/97...........................     4,959
    5,000   Island Financial Puerto Rico,
              5.32%, 3/12/97....................     4,948
    5,000   Merrill Lynch, 5.62%, 1/7/97........     4,995
    3,000   Merrill Lynch, 5.54%, 1/9/97........     2,996
    5,000   Merrill Lynch, 5.38%, 1/15/97.......     4,990
    5,000   Merrill Lynch, 5.45%, 1/23/97.......     4,983
    5,000   Merrill Lynch, 5.34%, 2/12/97.......     4,969
    5,000   Nomura Holdings America, Inc.,
              5.50%, 4/7/97.....................     4,927
    4,000   Pemex (Local), 5.45%, 4/21/97.......     3,933
    5,073   Takeda Financial USA, 5.65%, 3/20/97     5,011
    5,000   Toshiba International Financial,
              5.35%, 4/15/97....................     4,923
    5,000   TransAmerica Financial Co., 5.50%,
              2/28/97...........................     4,956
    5,000   TransAmerica Financial Co., 5.28%,
              4/23/97...........................     4,918
   15,000   UBS Financial, 8.00%, 1/2/97........    14,997
                                                  ---------
                                                   209,472
                                                  ---------
Food Products (0.6%):
    5,000   Campbell Soup Co., 5.38%, 7/9/97....     4,859
                                                  ---------
Foreign Banking & Financial Services (10.3%):
    5,000   Anz Delaware, 5.34%, 4/16/97........     4,922
    5,000   Anz, Delaware, 5.62%, 2/5/97........     4,973
    5,000   Bank of Scotland, 5.37%, 2/24/97....     4,960
    5,000   Bank of Scotland, 5.31%, 2/25/97....     4,959
    5,000   Den Danske, 5.38%, 2/20/97..........     4,963
    1,450   Kingdom of Sweden, 5.60%, 2/7/97....     1,442
    5,000   Kingdom of Sweden, 5.38%, 2/10/97...     4,970
    5,000   Kredietbank N.A. Financial, 5.47%,
              1/3/97............................     4,998
    5,000   Kredietbank N.A. Financial, 5.44%,
              2/7/97............................     4,972
    5,000   Kredietbank N.A. Financial, 5.35%,
              3/24/97...........................     4,939
    5,000   Nordbanken, 5.53%, 1/2/97...........     4,999
    4,640   Nordbanken, 5.50%, 3/7/97...........     4,594

Foreign Banking & Financial Services, continued:
    5,000   Nordbanken, 5.27%, 4/21/97..........     4,919
    5,000   Societe Generale, 5.28%, 2/14/97....     4,968
    5,000   Societe Generale, 5.34%, 4/11/97....     4,926
    5,000   Societe Generale, 5.32%, 4/28/97....     4,914
    5,000   Svenska Handlesbanken, 5.58%,
              1/16/97...........................     4,988
    5,000   Svenska Handlesbanken, 5.38%,
              2/20/97...........................     4,963
    5,000   Svenska Handlesbanken, 5.33%,
              3/25/97...........................     4,939
                                                  ---------
                                                    90,308
                                                  ---------
Governments (Foreign) (2.3%):
    5,000   Cades, 5.30%, 6/10/97...............     4,882
    5,000   Province of Quebec, 5.35%, 1/28/97..     4,980
    5,000   Province of Quebec, 5.47%, 3/6/97...     4,951
    5,000   Venantius, 5.32%, 3/4/97............     4,954

                                                  ---------
                                                    19,767
                                                  ---------
Insurance (4.0%):
    5,000   Allianz of America, 5.32%, 1/28/97..     4,980
    5,000   Allianz of America, 5.33%, 2/11/97..     4,970
    5,000   Allianz of America, 5.34%, 3/12/97..     4,948
    5,000   International Nederladen, 5.33%,
              1/30/97...........................     4,979
   10,000   Prudential Funding, 5.43%, 1/8/97...     9,990
    5,000   SAFECO Credit Corp., 5.35%, 4/10/97.     4,926
                                                  ---------
                                                    34,793
                                                  ---------
Machinery & Equipment (1.9%):
    5,000   Caterpillar Financial Services,
              5.62%, 1/16/97....................     4,988
    5,000   Caterpillar Financial Services,
              5.29%, 5/15/97....................     4,902
    1,100   Dover Corp., 5.90%, 1/17/97.........     1,097
    6,000   Halliburton, 5.65%, 1/28/97.........     5,975
                                                  ---------
                                                    16,962
                                                  ---------
Materials (1.3%):
    1,800   Aga Capital Corp., 5.50%, 1/10/97...     1,798
    5,000   Aga Capital Corp., 0.00%, 1/13/97...     4,991
    5,000   Aga Capital Corp., 5.32%, 2/19/97...     4,964
                                                  ---------
                                                    11,753
                                                  ---------
Natural Resources (1.5%):
    5,000   Colonial Pipeline, 5.45%, 1/13/97...     4,991
    4,262   South Carolina Fuel, 5.85%, 1/23/97.     4,247
    3,500   U.S. Borax & Chemical, 5.34%,
              4/28/97...........................     3,439
                                                  ---------
                                                    12,677
                                                  ---------
Office Equipment & Services (0.8%):
    5,000   IBM Corp., 5.29%, 2/13/97...........     4,968
    2,500   Pitney Bowes Credit Corp., 5.29%,
              4/11/97...........................     2,463
                                                  ---------
                                                     7,431
                                                  ---------
Oil & Gas Exploration Products & Services (3.3%):
    5,000   Burmah Castrol Oil, 5.51%, 3/18/97..     4,942

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Prime Obligations Fund                                               (UNAUDITED)
(Amounts in Thousands)

Principal                 Security               Amortized
 Amount                 Description                 Cost
---------   ------------------------------------ ----------
Commercial Paper, continued:
Oil & Gas Exploration Products & Services, continued:
    5,000   Burmah Castrol Oil, 5.35%, 4/21/97..  $  4,918
    5,000   Explorer Pipeline, 5.35%, 1/22/97...     4,984
    6,000   Explorer Pipeline, 5.45%, 2/18/97...     5,956
    4,000   Explorer Pipeline, 5.60%, 2/25/97...     3,966
    4,000   Laclede Gas, 5.32%, 1/17/97.........     3,991
                                                  ---------
                                                    28,757
                                                  ---------
Pharmaceuticals (0.6%):
    5,000   Pfizer, 5.44%, 3/5/97...............     4,952
                                                  ---------


Telecommunications (1.1%):
    5,000   Southern New England
              Telecommunications, 5.60%, 2/4/97.     4,974
    5,000   Southwest Bell, 5.55%, 2/5/97.......     4,973
                                                  ---------
                                                     9,947
                                                  ---------

Trading (3.4%):
    5,000   Mitsubishi International, 6.25%,
              1/10/97...........................     4,992
    5,000   Mitsubishi International, 5.40%,
              3/11/97...........................     4,948
    5,000   Mitsubishi International, 5.38%,
              3/27/97...........................     4,936
    5,000   Mitsui & Co., USA Inc., 5.45%,
              1/24/97...........................     4,983
    5,000   Mitsui & Co., USA Inc., 5.34%,
              2/6/97............................     4,973
    5,000   Mitsui & Co., USA Inc., 5.47%,
              3/25/97...........................     4,937
                                                  ---------
                                                    29,769
                                                  ---------
  Total Commercial Paper                           686,583
                                                  ---------
Corporate Bonds (12.6%):
Banking (2.3%):
   10,000   Comerica Bank, 5.52%, 6/6/97*.......    10,000
   10,000   PNC Bank, NA, 5.58%, 4/1/97*........     9,998
                                                  ---------
                                                    19,998
                                                  ---------
Financial & Insurance (2.3%):
    5,000   Smith Barney, 6.00%, 3/15/97........     5,001
   10,000   SMM Trust 1996, 5.64%, 3/26/97*.....    10,000
    5,000   SMM Trust 1996, 5.71%, 5/29/97*.....     5,000
                                                  ---------
                                                    20,001
                                                  ---------
Financial Services (6.9%):
    7,000   Bear Stearns Cos. Inc., 5.50%,
              2/6/97*...........................     7,000
    5,000   Bear Stearns Cos. Inc., 5.64%,
              6/10/97*..........................     5,000
    5,000   Bear Stearns Cos. Inc., 5.47%,
              11/19/97..........................     5,000
   10,000   Dean Witter Discover, 5.91%, 2/3/97*  $ 10,002
    1,000   Dean Witter Discover, 5.80%,
              2/24/97*..........................     1,000
    7,000   General Electric Capital Corp.,
              5.42%, 5/12/97*...................     6,997
   25,000   Morgan Stanley, 7.13%, 1/10/97*.....    24,999
                                                  ---------
                                                    59,998
                                                  ---------
Insurance (1.1%):
   10,000   All State Funding, 5.63%, 12/1/97*..    10,000
                                                  ---------
  Total Corporate Bonds                            109,997
                                                  ---------
Medium Term Notes (1.5%):
Banking (1.1%):
   10,000   Abbey National, 5.08%, 2/27/97......    10,000
                                                  ---------
Financial Services (0.4%):
    3,000   General Electric Capital Corp.,
              6.89%, 4/14/97....................     3,011
                                                  ---------
  Total Medium Term Notes                           13,011
                                                  ---------
U.S. Government Agencies (2.8%):
Federal Farm Credit Bank
   10,000   5.37%, 6/19/97......................    10,000
Federal Home Loan Bank
   10,000   5.32%, 8/8/97.......................     9,998
Student Loan Mortgage Assoc.
    5,000   5.32%, 7/18/97......................     4,999
                                                  ---------
  Total U.S. Government Agencies                    24,997
                                                  ---------
U.S. Treasury Bills (0.6%):
    5,000   8/21/97.............................     4,818
                                                  ---------
  Total U.S. Treasury Bills                          4,818
                                                  ---------

  Total Investments                                844,355
                                                  ---------
Repurchase Agreements (3.8%):
   33,127   Lehman Brothers, 7.11%, 1/2/97
              (Collateralized by 163,085 U.S.
              Government Treasury Strip, 8.75%,
              5/15/20, market value $33,790)....    33,127
                                                  ---------
  Total Repurchase Agreements                       33,127
                                                  ---------
  Total (Cost--$877,482)(a)                       $877,482
                                                  =========


-------------
Percentages indicated are based on net assets of $875,384.

(a) Cost for federal income tax and financial reporting purposes are the same.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1996.

See notes to financial statements.

----
 48
----

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
U.S. Government Obligations Fund                                     (UNAUDITED)
(Amounts in Thousands)


Principal                 Security               Amortized
 Amount                 Description                 Cost
--------  -------------------------------------  ---------
U.S. Government Agencies (85.9%):
Federal Farm Credit Bank:
$     895   5.30%, 1/9/97.......................  $    894
    5,000   5.47%, 1/27/97......................     4,985
    5,000   5.22%, 4/28/97......................     4,915
    5,000   5.18%, 5/28/97......................     4,894
   10,000   5.37%, 6/13/97*.....................    10,000
Federal Home Loan Bank:
    5,000   5.22%, 1/8/97.......................     4,995
    3,145   5.26%, 1/29/97......................     3,144
    5,000   5.48%, 1/29/97......................     4,979
    5,000   5.33%, 2/3/97.......................     4,976
    5,000   5.33%, 2/4/97.......................     4,975
    5,000   5.20%, 2/14/97......................     4,968
    5,000   5.49%, 2/21/97......................     4,961
    5,000   5.34%, 2/26/97......................     4,958
   10,000   5.27%, 2/28/97......................    10,000
    5,000   5.24%, 3/18/97......................     4,945
    2,050   5.19%, 5/29/97......................     2,006
   10,000   5.32%, 8/8/97.......................     9,998
    5,600   6.00%, 8/12/97......................     5,602
    5,000   6.01%, 8/13/97......................     4,839
    5,000   5.48%, 12/16/97.....................     4,999
Federal Home Loan Mortgage Corp.:
   10,000   5.27%, 1/14/97......................     9,981
      305   5.30%, 1/17/97......................       304
    5,000   5.60%, 1/24/97......................     4,982
   15,000   5.21%, 1/30/97......................    14,937
    5,000   5.23%, 2/3/97.......................     4,976
   10,000   5.21%, 2/10/97......................     9,942
   10,000   5.24%, 2/14/97......................     9,936
    5,000   5.30%, 2/18/97......................     4,965
    5,000   5.22%, 2/19/97......................     4,964
    5,000   5.24%, 2/26/97......................     4,959
    5,000   5.22%, 3/5/97.......................     4,954
    5,000   5.18%, 3/18/97......................     4,945
    5,000   5.25%, 4/1/97.......................     4,934
    5,000   5.22%, 5/6/97.......................     4,909
Federal National Mortgage Assoc.:
    5,000   5.30%, 1/8/97.......................     4,995
    5,000   5.51%, 1/13/97......................     4,991
    5,000   5.24%, 1/16/97......................     4,989
    5,200   5.30%, 1/17/97......................     5,187
    2,000   7.86%, 1/21/97......................     2,003
    5,000   5.29%, 1/27/97......................     4,981
    5,000   5.26%, 2/4/97.......................     4,975
    5,000   5.26%, 2/19/97......................     4,964
    5,000   5.23%, 2/26/97......................     4,959
    5,000   5.21%, 2/27/97......................     4,959
    5,000   5.24%, 3/12/97......................     4,949
   10,000   5.43%, 3/17/97......................     9,888
    5,000   5.29%, 3/20/97......................     4,943
    5,000   5.36%, 3/31/97......................     4,934
   10,000   5.25%, 4/11/97......................     9,854
    5,000   5.26%, 4/17/97......................     4,923
    5,000   5.24%, 4/21/97......................     4,920
    5,000   5.20%, 4/29/97......................     4,915
    5,000   5.21%, 5/9/97.......................     4,907
    4,270   5.27%, 6/9/97.......................     4,171
   10,000   5.42%, 8/1/97.......................     9,998
    5,000   5.45%, 9/12/97......................     4,998
Student Loan Marketing Assoc.:
   10,000   5.32%, 7/18/97......................     9,998
   10,250   5.56%, 1/21/98......................    10,261
                                                  --------
  Total U.S. Government Agencies                   336,383
                                                  --------
  Total Investments                                336,383
                                                  --------
Repurchase Agreements (14.1%):
   25,000   Greenwich Capital, 7.00%, 12/31/99
              (Collateralized by 25,222 U.S.
              Government securities,
              7.50%-8.50%, 8/1/26-10/1/26,
              market value--$25,503).............   25,000
    5,264   Lehman Brothers, 7.11%, 1/2/97
              (Collateralized by 25,915 U.S.
              Government Treasury Strip, 8.75%,
              5/15/20, market value--$5,369).....    5,264
   25,000   Paine Webber, 5.50%, 1/3/97
              (Collateralized by 25,415 Federal
              National Mortgage Assoc., 6.63%,
              12/25/26, market value--$25,504)...   25,000
                                                  --------
  Total Repurchase Agreements                       55,264
                                                  --------
  Total (Cost--$391,647)(a)                       $391,647
                                                  ========


-------------
Percentages indicated are based on net assets of $391,482.
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1996.
(a) Cost for federal income tax and financial reporting purposes are the same.


See note to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Treasury Fund                                                        (UNAUDITED)
(Amounts in Thousands)


Principal                 Security               Amortized
 Amount                 Description                 Cost
--------  -------------------------------------  ---------
U.S. Treasury Bills (21.8%):
$   5,000   2/6/97..............................  $  4,974
    8,000   3/6/97..............................     7,926
    5,000   3/13/97.............................     4,949
    5,000   3/20/97.............................     4,943
    5,000   3/27/97.............................     4,941
    8,000   4/3/97..............................     7,893
    7,500   4/10/97.............................     7,395
    5,000   4/17/97.............................     4,925
    5,000   4/24/97.............................     4,920
    5,000   5/1/97..............................     4,913
    2,500   5/8/97..............................     2,455
    2,500   5/15/97.............................     2,453
    2,000   5/29/97.............................     1,958
    2,000   6/26/97.............................     1,950
    4,000   7/24/97.............................     3,879
    4,000   8/21/97.............................     3,861
    4,000   9/18/97.............................     3,844
    5,000   10/16/97............................     4,791
    5,000   11/13/97............................     4,775
    5,000   12/11/97............................     4,754
    1,000   1/8/98..............................       947
                                                  --------
  Total U.S. Treasury Bills                         93,446
                                                  --------
  Total Investments                                 93,446
                                                  --------

Repurchase Agreements (78.8%):
  107,300   Aubrey Lanston, 6.75%, 1/2/97
              (Collateralized by 108,376 U.S.
              Treasury Note, 5.00%-7.50%,
              11/30/98-8/15/24, market
              value--$109,451)................... $107,300
    9,604   Chase Securities, 5.75%, 1/2/97
              (Collateralized by $10,180 U.S.
              Treasury Bills, 5.13%, 9/18/97,
              market value--$9,801)..............    9,604
   15,000   Goldman Sachs, 5.36%, 1/3/97
              (Collateralized by 15,000 U.S.
              Government securities,
              2/15/05-2/15/12, 4.88%-6.52%,
              market value--$15,300).............   15,000
   15,000   Greenwich Capital, 5.35%, 1/3/97
              (Collateralized by $14,530 U.S.
              Treasury Notes, 5.88-7.75%,
              10/31/99-11/30/99, market
              value--$15,325)....................   15,000
  107,300   HSBC Securities, 6.75%, 1/2/97
              (Collateralized by 107,688 U.S.
              Treasury Note, 4.75%-9.25%,
              7/31/98-12/31/98, market
              value--$109,448)...................  107,300
   21,400   JP Morgan, 6.50%, 1/2/97
              (Collateralized by $21,453 U.S.
              Treasury Notes, 6.38%, 5/15/99,
              market value--$21,946).............   21,400
   21,400   Lehman Brothers, 7.11%, 1/2/97
              (Collateralized by 20,145 U.S.
              Treasury Bond, 7.12%, 2/15/23,
              market value--$21,823).............   21,400
   20,000   Morgan Stanley 6.00%, 1/2/97
              (Collateralized by 20,158 U.S.
              Government Treasury Note, 5.63%,
              2/28/01, market value--$20,561)....   20,000
   21,400   Union Bank of Switzerland, 6.50%,
              1/2/97 (Collateralized by $18,578
              U.S. Treasury Bonds, 8.13%,
              5/15/21, market value--$21,987)....   21,400
                                                  --------
  Total Repurchase Agreements                      338,404
                                                  --------
  Total (Cost--$431,850)(a)                       $431,850
                                                  ========

-------------
Percentages indicated are based on net assets of $429,289.
(a) Cost for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Tax-Free Fund                                                        (UNAUDITED)
(Amounts in Thousands)

  Shares
    or
 Principal                                              Security                                                Amortized
  Amount                                               Description                                                 Cost
----------  --------------------------------------------------------------------------------------------------  ----------
Municipal Bonds, Notes, & Commercial Paper (99.4%):
Alabama (4.2%):
    7,300   Birmingham, Medical Clinic Board, 5.10%*, 12/1/26** ..............................................  $  7,300
                                                                                                                --------
Colorado (1.8%):
    3,200   Platte River Power Electric Authority, Series S-1, 3.55%, 3/6/97 .................................     3,200
                                                                                                                --------
Connecticut (1.2%):
    1,500   Connecticut Special Assessment Unemployment, 3.90%, 7/1/97** .....................................     1,500
      500   Meriden Connecticut, 6.40%, 1/15/97 ..............................................................       500
                                                                                                                --------
                                                                                                                   2,000
                                                                                                                --------
Delaware (6.2%):
    1,900   Economic Development Authority, Delmarva Power & Light Project, 5.05%*, 10/1/17** ................     1,900
    2,600   Economic Development Authority, Delmarva Power & Light Project, 5.05%*, 10/1/29** ................     2,600
    3,600   Economic Development Authority, Delmarva Power & Light Project Series A, 5.05%*, 10/1/17** .......     3,600
    2,600   Economic Development Authority, Hospital Revenue Bond Series B, 4.15%*, 12/1/15** ................     2,600
                                                                                                                --------
                                                                                                                  10,700
                                                                                                                --------
Georgia (2.0%):
    3,500   State of Georgia Municipal Gas Authority, 3.60%, 1/10/97 .........................................     3,500
                                                                                                                --------
Illinois (0.6%):
    1,000   Illinois Health Facility Authority, 3.70%, 12/1/97 ...............................................     1,000
                                                                                                                --------
Indiana (3.5%):
    6,100   Indianapolis Industrial Resource Recovery, 5.10%*, 12/1/16** .....................................     6,100
                                                                                                                --------
Kansas (8.8%):
    1,500   Burlington Pollution Control, Kansas City Power, 3.40%, 2/19/97 ..................................     1,500
    4,450   Burlington Pollution Control, Series A, 3.60%, 1/8/97 ............................................     4,450
    3,000   Burlington, Kansas, 3.55%, 2/19/97 ...............................................................     3,000
    3,300   City of Burlington Pollution Control, Series A, 3.40%, 2/19/97 ...................................     3,300
    3,000   State of Kansas, Series 94B, 3.95%*, 9/1/14** ....................................................     3,000
                                                                                                                --------
                                                                                                                  15,250
                                                                                                                --------
Kentucky (2.4%):
    4,100   Lexington-Fayette Urban County Airport, 5.10%*, 4/1/24** .........................................     4,100
                                                                                                                --------
Lousiana (1.2%):
    1,300   De Soto Parish, Pollution Control, Central Louisana Electric Co., Series A, 4.05%*, 7/1/18** .....     1,300
      780   Louisiana Public Facilities Authority, 5.00%, 12/1/15 ............................................       780
                                                                                                                --------
                                                                                                                   2,080
                                                                                                                --------
Maryland (5.2%):
    1,000   Baltimore County, 3.60%, 1/15/97 .................................................................     1,000
    2,000   Baltimore County, 3.60%, 1/15/97 .................................................................     2,000
    1,000   Baltimore County, Pollution Control, 3.55%, 1/16/97 ..............................................     1,000
    3,000   Montgomery County, 3.60%, 2/12/97 ................................................................     3,000
    2,000   Montgomery County, 3.45%, 2/18/97 ................................................................     2,000
                                                                                                                --------
                                                                                                                   9,000
                                                                                                                --------
Massachusetts (0.6%):
    1,000   Massachusetts Strategic, Series B, 4.80%, 12/1/97 ................................................     1,000
                                                                                                                --------
Michigan (8.7%):
    3,900   Housing Development Authority, 4.10%*, 10/1/07** .................................................     3,900
    2,600   Michigan Strategic Fund, 4.90%, 6/15/10 ..........................................................     2,600
      860   Sterling Heights Shopping Center, 4.10%*, 12/1/10** ..............................................       860
      800   University of Michigan Hospital, Series A, 5.10%, 12/1/27 ........................................       800

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Tax-Free Fund                                                        (UNAUDITED)
(Amounts in Thousands)

  Shares
    or
 Principal                                              Security                                                Amortized
  Amount                                               Description                                                 Cost
----------  -------------------------------------------------------------------------------------------------  -----------
Municipal Bonds, Notes, & Commercial Paper, continued:
Michigan, continued:
    1,880   University of Michigan, Hospital Revenue Bond, Series A, 5.10%*, 12/1/19** .......................  $  1,880
    4,000   University of Michigan, Hospital Revenue Bond, Series A, 5.10%*, 12/1/27** .......................     4,000
    1,000   Wayne County , Michigan, 4.00%, 12/1/16 ..........................................................     1,000
                                                                                                                --------
                                                                                                                  15,040
                                                                                                                --------
Minnesota (7.7%):
    5,500   Minneapolis, 6.50%, 3/1/97** .....................................................................     5,535
    2,000   Rochester Health Care, Mayo Foundation, Series C, 3.40%, 1/22/97 .................................     2,000
    3,710   Rochester Health Care, Mayo Foundation, Series E, 3.60%, 2/11/97 .................................     3,710
    2,000   Rochester Health Care, Mayo Foundation, Series F, 3.45%, 2/13/97 .................................     2,000

                                                                                                                --------
                                                                                                                  13,245
                                                                                                                --------
New Hampshire (1.8%):
    2,000   New Hampshire State Turnpike System, 8.38%, 11/1/97 ..............................................     2,116
    1,000   State of New Hampshire, 6.70%, 12/1/97 ...........................................................     1,028
                                                                                                                --------
                                                                                                                   3,144
                                                                                                                --------
New York (1.8%):
    1,200   City of New York Municipal Water Authority, 5.00%, 6/15/23 .......................................     1,200
    2,000   New York City, Municipal Water Finance Authority, Water & Sewer System, Series C, 5.00%, 6/15/22 .     2,000
                                                                                                                --------
                                                                                                                   3,200
                                                                                                                --------
North Carolina (1.7%):
    3,000   North Carolina Municipal Power, 3.50%, 2/6/97 ....................................................     3,000
                                                                                                                --------
Ohio (0.6%):
    1,000   Ohio State Highway Service, GO, 6.00%, 5/15/97 ...................................................     1,008
                                                                                                                --------
Oregon (1.7%):
    3,000   Oregon State, 3.65%, 12/11/97 ....................................................................     3,000
                                                                                                                --------
Pennsylvania (5.5%):
    2,500   Allegheny County, 3.65%, 10/30/97** ..............................................................     2,500
    1,000   College Township Industrial Development, 4.25%, 11/1/11** ........................................     1,000
    5,000   Montgomery County, 3.40%, 3/12/97 ................................................................     5,000
    1,000   Montgomery County, 3.40%, 3/12/97 ................................................................     1,000
                                                                                                                --------
                                                                                                                   9,500
                                                                                                                --------
South Carolina (1.6%):
    2,700   Charleston County, GO, 6.20%, 2/1/97 .............................................................     2,706
                                                                                                                --------
Texas (12.3%):
    1,100   Harris County Health Facilities Development Corp., 5.00%, 2/15/16 ................................     1,100
    5,200   Harris County Health Facilities, Methodist Hospital, 5.00%, 12/1/25 ..............................     5,200
      500   Harris County Health Facilities, Series B, 5.00%, 2/15/16 ........................................       500
      500   Harris County Health Facility, St. Lukes Episcopal, Series C, 5.00%, 2/15/16 .....................       500
    1,000   Harris County Industrial Development Corp., Series A, 5.00%, 3/1/24 ..............................     1,000
    1,000   Harris County Texas Health Facilities, Series A, 5.00%, 2/15/21 ..................................     1,000
    5,000   Houston, 3.60%, 1/27/97 ..........................................................................     5,000
    2,000   San Antonio, 3.40%, 2/13/97 ......................................................................     2,000
    5,000   Texas State - Tax & Revenue Anticipation Notes, 4.75%, 8/29/97 ...................................     5,027
                                                                                                                --------
                                                                                                                  21,327
                                                                                                                --------

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Tax-Free Fund                                                        (UNAUDITED)
(Amounts in Thousands)

  Shares
    or
 Principal                                              Security                                                Amortized
  Amount                                               Description                                                 Cost
----------  -------------------------------------------------------------------------------------------------- -----------
Municipal Bonds, Notes, & Commercial Paper, continued:
Utah (2.5%):
    3,300   Salt Lake County Pollution Control, Service Station Holding Project, Series B, 4.10%*, 8/1/07** ..  $  3,300
    1,000   Tooele County, 3.50%, 3/13/97 ....................................................................     1,000
                                                                                                                --------
                                                                                                                   4,300
                                                                                                                --------
Virginia (1.0%):
    1,800   Alexandria Industrial Development Authority, 5.10%*, 12/1/16** ...................................     1,800
                                                                                                                --------
Wisconsin (2.9%):
    2,100   Carlton Pollution Control Revenue, Wisconsin Power & Light Co., Project B, 5.00%*, 9/1/05** ......     2,100
      875   Carlton Power & Light, 5.00%*, 10/1/00** .........................................................       875
    2,000   Wisconsin State, 4.50%, 6/16/97 ..................................................................     2,006
                                                                                                                --------
                                                                                                                   4,981
                                                                                                                --------
Wyoming (11.9%):
    3,600   Converse County Pollution Control Revenue, PacifiCorp Projects, 5.00%*, 11/1/24** ................     3,600
    3,300   Exxon Corp., Series C, 5.10%, 7/1/17 .............................................................     3,300
    3,000   Lincoln County Pollution Control, 5.00%, 11/1/14 .................................................     3,000
    2,500   Lincoln County Pollution Control, 5.00%*, 11/1/24** ..............................................     2,500
    2,000   Lincoln County Pollution Control, Exxon Project, Series B, 5.00%, 7/1/17 .........................     2,000
    6,160   Sweetwater County Pollution Control, PacifiCorp Projects, 5.00%*, 11/1/24** ......................     6,160
                                                                                                                --------
                                                                                                                  20,560
                                                                                                                --------
  Total Municipal Bonds, Notes, & Commercial Paper                                                               172,041
                                                                                                                --------
Investment Companies (0.4%):
      654   Muni Cash Mutual Fund.............................................................................       654
       15   Pimco Muni Fund...................................................................................        15
                                                                                                                --------
  Total Investment Companies                                                                                         669
                                                                                                                --------
  Total (Cost--$172,710) (a)                                                                                    $172,710
                                                                                                                ========

-------------
Percentages indicated are based on net assets of $173,129.
(a) Cost for federal income tax and financial reporting purposes are the same.
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity arrangements. The interest rates, which will change periodically, are based upon bank prime rates or an index of the market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1996.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.
GO--General Obligation


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Equity Income Fund                                                   (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

 Shares
   or
Principal                 Security                  Market
 Amount                 Description                 Value
--------    ------------------------------------  ---------
Common Stocks (67.3%):

Banking (2.7%):
      158   First Tennessee National Corp.......  $  5,936
        1   First Union Corp....................        74
      142   PNC Financial Corp..................     5,350
                                                  ---------
                                                    11,360
                                                  ---------
Beverages (2.6%):
      282   Anheuser-Busch Cos., Inc............    11,264
        2   PepsiCo, Inc........................        59
                                                  ---------
                                                    11,323
                                                  ---------
Building Products (0.0%):
        1   Masco Corp..........................        36
        1   Sherwin-Williams Co.................        50
                                                  ---------
                                                        86
                                                  ---------
Construction Materials (0.0%):
        1   PPG Industries, Inc.................        67
                                                  ---------
Consumer Goods & Services (1.7%):
      489   Dial Corp...........................     7,217
        1   Philip Morris Cos., Inc.............        79
        1   Procter & Gamble Co.................        75
                                                  ---------
                                                     7,371
                                                  ---------
Electrical & Electronic (0.0%):
        1   Molex, Inc..........................        53
                                                  ---------
Electrical Equipment (3.3%):
      148   Emerson Electric Co.................    14,348
        1   General Electric Co.................        89
                                                  ---------
                                                    14,437
                                                  ---------
Financial Services (5.1%):
        2   Federal National Mortgage Assoc.....        86
      348   MBNA Corp...........................    14,428
      177   SunAmerica, Inc.....................     7,474
                                                  ---------
                                                    21,988
                                                  ---------
Food & Related (0.0%):
        1   General Mills, Inc..................        48
        2   Sara Lee Corp.......................        67
                                                  ---------
                                                       115
                                                  ---------
Food Products & Services (4.4%):
      441   Flowers Industries, Inc.............     9,473
      184   The Coca-Cola Co....................     9,699
                                                  ---------
                                                    19,172
                                                  ---------
Forest & Paper Products (2.4%):
      111   Kimberly Clark Corp.................    10,544
                                                  ---------
Health Care (4.9%):
      105   Bristol-Myers Squibb Co.............    11,425
      200   Johnson & Johnson...................     9,925
                                                  ---------
                                                    21,350
                                                  ---------

Health Care--Drugs (0.0%):
        1   Merck & Co., Inc....................  $     79
                                                  ---------
Industrial Goods & Services (2.6%):
      169   United Technologies Corp............    11,128
                                                  ---------
Insurance (1.1%):
       79   Allstate Corp.......................     4,586
                                                  ---------
Insurance--Property & Casualty (0.0%):
        1   American International Group, Inc...        78
                                                  ---------
Machinery & Equipment (1.8%):
        1   Halliburton Co......................        60
      222   Snap-on, Inc........................     7,909
                                                  ---------
                                                     7,969
                                                  ---------
Motor Vehicles (0.0%):
        1   Ford Motor Co.......................        19
                                                  ---------
Multiple Industry (0.0%):
        1   Minnesota Mining & Manufacturing Co.        54
                                                  ---------
Office Equipment & Services (1.5%):
      119   Xerox Corp..........................     6,286
                                                  ---------
Oil & Gas Exploration Products & Services (8.7%):
        1   Amoco Corp..........................        72
       73   Atlantic Richfield Co...............     9,646
       57   Mobil Corp..........................     6,925
      272   Occidental Petroleums Corp..........     6,360
      136   Questar Corp........................     5,000
       56   Royal Dutch Petroleum Co............     9,605
                                                  ---------
                                                    37,608
                                                  ---------
Oil & Gas Industry (0.0%):
        2   Enron Oil & Gas Corp................        78
                                                  ---------
Paper Products (0.0%):
        1   Georgia Pacific Corp................        65
                                                  ---------
Pharmaceuticals (6.0%):
      183   American Home Products Corp.........    10,699
      211   Eli Lilly & Co......................    15,417
                                                  ---------
                                                    26,116
                                                  ---------
Railroads (0.0%):
        1   Burlington Northern Santa Fe........        60
                                                  ---------
Retail Stores (0.0%):
        1   Home Depot, Inc.....................        30
                                                  ---------
Retail Stores & Catalog (5.3%):
      363   Intimate Brands, Inc................     6,169
      108   May Department Stores Co............     5,051
      259   Sears Roebuck & Co..................    11,926
                                                  ---------
                                                    23,146
                                                  ---------
Technology (0.1%):
        1   Intel Corp..........................       131
        0   Lucent Technologies, Inc............        18
        1   Microsoft(b)........................       116
        1   Motorola, Inc.......................        74
                                                  ---------
                                                       339
                                                  ---------

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Equity Income Fund                                                   (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 Shares
   or
Principal                 Security                  Market
 Amount                 Description                 Value
---------   ------------------------------------  ---------
Common Stocks, continued:
Telecommunications (1.5%):
      286   Frontier Corp.......................  $  6,459
                                                  ---------
Telecommunications-Services & Equipment (0.0%):
        1   US West, Inc........................        45
                                                  ---------
Tobacco (2.4%):
      325   U.S.T. Inc..........................    10,515
                                                  ---------
Utilities--Electric (6.5%):
      152   Central & South West Corp...........     3,895
      204   Duke Power Co.......................     9,456
      223   Florida Power & Light, Inc..........    10,267
      127   General Public Utility Corp.........     4,270
        2   Wisconsin Energy Corp...............        54
                                                  ---------
                                                    27,942
                                                  ---------
Utilities--Gas (1.6%):
      124   Consolidated Natural Gas Co.........     6,868
                                                  ---------
Utilities--Telephone (0.0%):
        1   A T & T Corp........................        52
                                                  ---------
Utilities--Water (1.1%):
      223   American Water Works, Inc...........     4,608
                                                  ---------
  Total Common Stocks                              291,996
                                                  ---------
Convertible Bonds (16.1%):
Business Services (1.0%):
    2,605   First Financial Management Corp.,
              5.00%, 12/15/99 ..................     4,490
                                                  ---------
Consumer Goods & Services (2.3%):
    8,585   Gillette Corp., 2.50%, 3/1/03 ......     9,959
                                                  ---------
Electrical & Electronic (0.5%):
    2,040   VLSI Technology, 8.25%, 10/1/05,
              Callable 10/3/97 @ 103.3..........     2,020
                                                  ---------
Health Care (4.1%):
    6,040   HEALTHSOUTH Rehabilitation Corp.,
              5.00%, 4/1/01 ....................    12,110
    5,610   Phycor, Inc., 4.50%, 2/15/03 .......     5,519
                                                  ---------
                                                    17,629
                                                  ---------
Hotels & Lodging (1.6%):
    6,325   HFS Inc., 4.75%, 3/1/03 ............     7,131
                                                  ---------
Industrial Goods & Services (1.0%):
    3,965   Magna International, 5.00%,
              10/15/02 .........................     4,545
                                                  ---------
Insurance (1.1%):

      102   Allstate Corp., 6.76%, 4/15/98 .....     4,796
                                                  ---------
Retail Stores (3.1%):
    9,470   Home Depot, Inc., 3.25%, 10/1/01,
              Callable: 10/1/99 @ 100.81........     9,221
    4,380   Men's Wearhouse, 5.25%, 3/1/03 .....     4,271
                                                  ---------
                                                    13,492
                                                  ---------
Technology (1.4%):
    4,280   Analog Devices Corp., 3.50%,
              12/1/00 ..........................     5,917
                                                  ---------
  Total Convertible Bonds                           69,979
                                                  ---------
Preferred Stocks (12.2%):
Financial Services (7.4%):
      248   First U.S.A.........................    14,652
       73   Morgan Stanley......................     4,779
       51   SunAmerica, Inc.....................     4,931
      216   The Money Store, Inc................     5,908
                                                  ---------
                                                    30,270
                                                  ---------
Industrial Goods & Services (7.4%):
       76   Alco Standard Corp..................     7,210
                                                  ---------
Oil & Gas Industry (2.0%):
      276   Enron Oil & Gas Corp................     6,619
                                                  ---------
Paper Products (1.3%):
      128   Bowater, Inc., Series B.............     3,918
                                                  ---------
Printing & Publishing (1.5%):
       60   Houghton Mifflin....................     4,703
                                                  ---------
  Total Preferred Stocks                            52,720
                                                  ---------
Private Placement (1.1%):
Financial Services (1.1%):
    4,350   Solectron Corp., Convertible Bond,
              6.00%, 3/1/06 ....................     4,742
                                                  ---------
  Total Private Placement                            4,742
                                                  ---------
  Total Investments, at value                      419,437
                                                  ---------
Repurchase Agreements (3.0%):
   13,026   Goldman Sachs, 6.90%, 1/2/97,
              (Collateralized by 13,826 Federal
              National Mortgage Assoc., 6.15%,
              10/25/23, market value--$13,287)...   13,026
                                                  ---------
  Total Repurchase Agreements                       13,026
                                                  ---------
  Total (Cost--$334,245)(a)                       $432,463
                                                  =========

-------------
Percentages indicated are based on net assets of $433,788.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securitites as follows:
                      Unrealized appreciation .........................$101,154
                      Unrealized depreciation .........................  (2,936)
                                                                       --------
                      Net unrealized appreciation .................... $ 98,218
                                                                       ========
(b) Represents non-income producing securities.

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Large Capitalization Fund                                            (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

 Shares
   or
Principal                 Security                 Market
 Amount                 Description                Value
---------   ------------------------------------  --------
Common Stocks (92.4%):
Agriculture (1.4%):
   69,800   CPC International, Inc..............  $  5,410
                                                  --------
Broadcasting & Publishing (2.0%):
  146,900   British Sky Broadcasting Group ADR..     7,712
                                                  --------
Chemicals--Petroleum & Inorganic (1.4%):
  136,000   Monsanto Corp.......................     5,287
                                                  --------
Computer Hardware (4.8%):
   68,900   3Com Corp.(b).......................     5,056
  144,100   Cisco Systems, Inc.(b)..............     9,168
   78,000   Hewlett Packard Co..................     3,920
                                                  --------
                                                    18,144
                                                  --------
Computer Software (10.5%):
  106,900   Computer Associates International,
              Inc...............................     5,318
  272,400   First Data Corp.....................     9,942
  105,600   Microsoft Corp.(b)..................     8,725
  247,150   Oracle Corp.(b).....................    10,318
   53,600   Parametric Technology Corp.(b)......     2,754
  114,400   Sun Microsystems, Inc.(b)...........     2,939
                                                  --------
                                                    39,996
                                                  --------
Consumer Goods & Services (8.7%):
  214,450   CUC International, Inc.(b)..........     5,093
  115,900   Electronic Data Systems Corp........     5,013
   97,500   Gillette Co.........................     7,581
  131,900   Nike, Inc...........................     7,881
   71,400   Procter & Gamble Co.................     7,676
                                                  --------
                                                    33,244
                                                  --------
Electrical & Electronic (4.0%):
   65,500   Applied Materials, Inc.(b)..........     2,354
   78,700   Emerson Electric Co.................     7,614
   54,300   General Electric Co.................     5,369
                                                  --------
                                                    15,337
                                                  --------
Entertainment (1.3%):
  153,000   Carnival Cruise Lines...............     5,049
                                                  --------
Financial Services (9.9%):
  115,300   American Express Co.................     6,514
  131,200   Associates First Capital Corp.......     5,789
  280,600   Federal National Mortgage Assoc.....    10,451
   94,000   Green Tree Financial Corp...........     3,631
   61,500   Household International, Inc........     5,673
  140,700   MBNA Corp...........................     5,839
                                                  --------
                                                    37,897
                                                  --------
Food & Beverage (4.6%):
  147,000   McDonald's Corp.....................     6,652
  122,900   PepsiCo, Inc........................     3,595
  142,000   The Coca-Cola Co....................     7,473
                                                  --------
                                                    17,720
                                                  --------

Common Stocks, continued:
Forest & Paper Products (2.4%):
   95,600   Kimberly-Clark Corp.................     9,106
                                                  --------
Funeral Services (1.4%):
  187,500   Service Corp. International.........     5,250
                                                  --------
Health Care (5.1%):
  173,900   Baxter International, Inc...........     7,130
  188,800   Columbia/HCA Healthcare Corp........     7,694
   75,200   Hospitality Franchise Systems(b)....     4,493
                                                  --------
                                                    19,317
                                                  --------
Hotels & Lodging (2.7%):
  178,500   Hilton Hotels Corp..................     4,663
  100,900   Marriott International, Inc.........     5,575
                                                  --------
                                                    10,238
                                                  --------
Industrial Goods & Services (3.5%):
   80,600   Alco Standard Corp..................     4,161
  141,200   United Technologies Corp............     9,318
                                                  --------
                                                    13,479
                                                  --------
Insurance (3.5%):
   67,100   American International Group, Inc...     7,264
   58,700   Marsh & McLennan Cos., Inc..........     6,105
                                                  --------
                                                    13,369
                                                  --------
Medical Equipment & Supplies (3.2%):
   79,300   Boston Scientific Corp.(b)..........     4,758
  111,000   Medtronic, Inc......................     7,548
                                                  --------
                                                    12,306
                                                  --------
Office Equipment & Services (2.6%):
   74,800   Reuters Holding, ADR................     5,722
   79,300   Xerox Corp..........................     4,173
                                                  --------
                                                     9,895
                                                  --------
Pharmaceuticals (7.7%):
   72,800   Eli Lilly & Co......................     5,314
   73,400   Johnson & Johnson...................     3,652
  105,600   Merck & Co., Inc....................     8,369
   83,800   Pfizer, Inc.........................     6,945
   68,700   Warner-Lambert Co...................     5,153
                                                  --------
                                                    29,433
                                                  --------
Retail Stores (3.4%):
  119,400   Home Depot, Inc.....................     5,985
  154,900   Sears Roebuck & Co..................     7,145
                                                  --------
                                                    13,130
                                                  --------
Technology (4.3%):
   88,500   Automatic Data Processing, Inc......     3,794
   57,100   Intel Corp..........................     7,477
  112,400   Lucent Technologies, Inc............     5,199
                                                  --------
                                                    16,470
                                                  --------

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Large Capitalization Fund                                            (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

 Shares
   or
Principal                 Security                 Market
 Amount                 Description                Value
---------   -----------------------------------   --------

Common Stocks, continued:
Telecommunications (2.5%):
  206,500   AirTouch Communications, Inc.(b)....   $ 5,214
  160,500   WorldCom, Inc.(b)...................     4,183
                                                  --------
                                                     9,397
                                                   --------
Wholesale Distribution - Pharmaceuticals (1.5%):
  101,550   Cardinal Health, Inc................     5,915
                                                   --------
  Total Common Stocks                              353,101
                                                   --------
  Total Investments, at value                      353,101
                                                   --------

Repurchase Agreements (7.5%):
28,725,000  Goldman Sachs, 6.90%, 1/2/97
              (Collateralized by 35,729 Federal
              Mortgage Assoc., 5.92%, 10/1/24,
              market value--$29,300).............  $ 28,725
                                                   --------
  Total Repurchase Agreements                        28,725
                                                   --------
  Total (Cost--$343,789)                           $381,826
                                                   ========

-------------
Percentages indicated are based on net assets of $382,257.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securitites as follows:

                      Unrealized appreciation ........................  $47,626
                      Unrealized depreciation ........................   (9,589)
                                                                        -------
                      Net unrealized appreciation ....................  $38,037
                                                                        =======

(b) Represents non-income producing securities.


See notes to financial statements.
                                                                              57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                    December 31,1996
Mid-Capitalization Fund                                              (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)


 Shares
   or
Principal                 Security                 Market
 Amount                 Description                Value
--------- --------------------------------------  --------
Common Stocks (95.5%):
Business Services (5.1%):
  246,150   Ceridian Corp.(b)...................  $  9,969
  159,900   Cintas Corp.........................     9,394
  260,250   Paychex, Inc........................    13,387
                                                  --------
                                                    32,750
                                                  --------
Commercial Goods & Services (1.3%):
  247,700   Cambridge Technology Partners,
              Inc.(b)...........................     8,313
                                                  --------
Commercial Services (0.9%):
  176,750   Stewart Enterprises.................     6,010
                                                  --------
Computer Hardware (1.9%):
  367,300   FORE Systems, Inc.(b)...............    12,075
                                                  --------
Computer Software (19.0%):
  276,900   Baan Co. NV(b)......................     9,622
  254,300   BMC Software, Inc.(b)...............    10,522
  230,500   Cadence Design Systems, Inc.(b).....     9,162
   97,900   CBT Group PLC(b)....................     5,311
  152,500   Computer Sciences Corp.(b)..........    12,524
  151,500   Electronic Arts, Inc.(b)............     4,536
  402,125   McAfee Associates, Inc.(b)..........    17,694
  136,900   Objective Systems Integrators,
              Inc.(b)...........................     3,268
  344,900   Parametric Technology Corp.(b)......    17,719
  349,500   PeopleSoft, Inc.(b).................    16,754
  133,044   Pure Atria Corp.(b).................     3,293
   72,600   Shiva Corp.(b)......................     2,532
  240,300   Sungard Data Systems, Inc.(b).......     9,492
                                                  --------
                                                   122,429
                                                  --------
Consumer Goods & Services (1.0%):
  136,700   Nine West Group, Inc.(b)............     6,339
                                                  --------
Correctional Facilities (1.4%):
  289,500   Corrections Corp. of America(b).....     8,866
                                                  --------
Data Processing & Reproduction (2.6%):
  292,000   Fiserv, Inc.(b).....................    10,731
  229,000   Reynolds & Reynolds.................     5,954
                                                  --------
                                                    16,685
                                                  --------
Electrical & Electronic (1.1%):
  199,883   Molex, Inc..........................     7,121
                                                  --------
Electrical & Electronics (0.5%):
  100,200   Analog Devices, Inc.(b).............     3,394
                                                  --------
Entertainment (2.4%):
  323,100   Carnival Cruise Lines...............    10,662
  139,700   Circus Circus Enterprises, Inc.(b)..     4,802
                                                  --------
                                                    15,464
                                                  --------
Environmental Services (1.1%):
  205,700   United Waste Systems, Inc.(b).......     7,071
                                                  --------
Financial Services (11.8%):
  487,650   Concord EFS, Inc.(b)................    13,776
  304,200   Credit Acceptance Corp.(b)..........     7,149
  184,600   Finova Group, Inc...................    11,861
  247,400   First USA, Inc......................     8,566
  424,500   Green Tree Financial Corp...........    16,396
  216,875   MBNA Corp...........................     9,000
  336,650   The Money Store, Inc. ..............     9,300
                                                  --------
                                                    76,048
                                                  --------
Funeral Services (2.8%):
  640,800   Service Corp. International.........    17,942
                                                  --------
Health Care (8.3%):
  435,125   Health Management Associates,            9,790
              Inc.(b)...........................
  476,150   HEALTHSOUTH Corp.(b)................    18,391
  355,100   Hospitality Franchise Systems,
              Inc.(b)...........................    21,217
   93,800   Steris Corp.(b).....................     4,080
                                                  --------
                                                    53,478
                                                  --------
Hotels & Lodging (1.3%):
  220,500   Sun International Hotel(b)..........     8,048
                                                  --------
Industrial Goods & Services (1.2%):
  152,000   Alco Standard Corp..................     7,847
                                                  --------
Insurance (2.7%):
  397,800   SunAmerica, Inc.....................    17,652
                                                  --------
Insurance--Property & Casualty (0.8%):
  207,400   HCC Insurance Holdings Inc..........     4,978
                                                  --------
Manufacturing-Consumer Goods (1.4%):
  289,200   Newell Cos., Inc....................     9,110
                                                  --------
Medical (0.9%):
   84,100   Quintiles Transnational Corp.(b)....     5,572
                                                  --------
Medical Equipment & Supplies (1.2%):
  206,000   IDEXX Laboratories, Inc.(b).........     7,416
                                                  --------
Medical--Hospital Management & Services (3.8%):
  551,100   Omnicare, Inc.......................    17,704
  243,150   PhyCor, Inc.(b).....................     6,899
                                                  --------
                                                    24,603
                                                  --------
Office Equipment & Services (3.0%):
  222,500   U.S. Office Products Co.(b).........     7,593
  437,700   Viking Office Products, Inc.(b).....    11,681
                                                  --------
                                                    19,274
                                                  --------
Pharmaceuticals (2.4%):
  142,000   Biogen, Inc.(b).....................     5,503
  209,400   Dura Pharmaceuticals, Inc.(b).......     9,999
                                                  --------
                                                    15,502
                                                  --------

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Mid-Capitalization Fund                                              (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)


 Shares
   or
Principal                 Security                 Market
 Amount                 Description                Value
--------- --------------------------------------  --------
Common Stocks, continued:
Retail Stores & Catalog (6.3%):
   93,400   Abercrombie & Fitch Co.(b)..........  $  1,541
  280,875   Consolidated Stores Corp.(b)........     9,023
  227,700   MSC Industrial Direct Co., Inc.(b)..     8,425
  670,300   PETsMART, Inc.(b)...................    14,663
  257,900   Saks Holdings, Inc.(b)..............     6,963
                                                  --------
                                                    40,615
                                                  --------
Telecommunications (3.8%):
  611,000   CanWest Global Communications Corp..     6,263
  351,100   LCI International, Inc.(b)..........     7,549
  288,200   Tellabs, Inc.(b)....................    10,844
                                                  --------
                                                    24,656
                                                  --------
Telecommunications-Services & Equipment (1.3%):
  125,200   Excel Communications, Inc.(b).......     2,629
  245,300   West TeleServices Corp.(b)..........     5,581
                                                  --------
                                                     8,210
                                                  --------
Wholesale Distribution (1.5%):
  395,900   Richfood Holdings, Inc..............     9,601
                                                  --------
Wholesale Distribution - Pharmaceuticals (2.7%):
  296,475   Cardinal Health, Inc................    17,270
                                                  --------
  Total Common Stocks                              614,339
                                                  --------
  Total Investments, at value                      614,339
                                                  --------
Repurchase Agreements (4.2%):
27,085,000  Goldman Sachs, 6.90%, 1/2/97,
             (Collateralized by 206,541
             various U.S. Government Agency
             securities, 0.00% - 9.00%, 9/1/98
             - 4/1/30, market value--$27,627)...    27,085
                                                  --------
  Total Repurchase Agreements                       27,085
                                                  --------
  Total (Cost-- $453,414)(a)                      $641,424
                                                  ========

-------------
Percentages indicated are based on net assets of $643,405.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securitites as follows:

                      Unrealized appreciation .................................................  $199,130
                      Unrealized depreciation .................................................   (11,120)
                                                                                                 ========
                      Net unrealized appreciation .............................................  $188,010
                                                                                                 ========

 (b) Represents non-income producing securities.


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Small Capitalization Fund                                            (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

 Shares
   or
Principal                 Security                 Market
 Amount                 Description                 Value
---------   ------------------------------------  --------
Common Stocks (92.9%):
Advertisement (1.4%):
  362,125   HA-LO Industries, Inc.(b)...........  $  9,958
                                                  --------
Business Services (7.8%):
  145,800   Access Health, Inc.(b)..............     6,525
  701,250   Concord EFS, Inc.(b)................    19,810
  454,400   Employee Solutions, Inc.(b).........     9,315
  199,900   IntelliQuest Information Group,          4,548
              Inc.(b)...........................
  212,300   International Telecommunication
              Data System, Inc.(b)..............     5,148
  182,800   Physicians Support Systems, Inc.(b).     3,519
  386,050   PMT Services, Inc.(b)...............     6,756

                                                  --------
                                                    55,621
                                                  --------
Commercial Goods & Services (1.0%):
  246,700   Iron Mountain, Inc.(b)..............     7,463
                                                  --------
Computer Hardware (1.5%):
  213,800   Veritas Software Corp.(b)...........    10,637
                                                  --------

Computer Software (10.4%):
  134,700   Aspen Technologies, Inc.(b).........    10,810
  443,450   Cambridge Technology Partners,          14,883
              Inc.(b)...........................
  228,050   INSO Corp.(b).......................     9,065
  192,400   JDA Software Group, Inc.(b).........     5,483
  133,950   Project Software & Development,          5,676
              Inc.(b)...........................
  523,600   Systemsoft Corp.(b).................     7,789
  163,300   Unison Software, Inc.(b)............     4,368

  193,000   Viasoft, Inc.(b)....................     9,119
  147,200   Visio Corp.(b)......................     7,286
                                                  --------
                                                    74,479
                                                  --------
Consumer Goods & Services (4.7%):
  166,100   DVI, Inc.(b)........................     2,159
  180,700   First Alliance Corp.(b).............     5,466
  126,900   Registry, Inc.(b)...................     5,853
  108,400   Suburban Lodges of America, Inc.(b).     1,734
  149,000   UroCor, Inc.(b).....................     1,425
  226,600   USA Detergents, Inc.(b).............     9,432
  221,600   Verilink Corp.(b)...................     7,368

                                                  --------
                                                    33,437
                                                  --------
Correctional Facilities (1.1%):
  380,800   Wackenhut Corrections Corp.(b)......     7,616
                                                  --------
Cosmetics & Toiletries (1.1%):
  300,000   Rexall Sundown, Inc.(b).............     8,156
                                                  --------
Data Processing & Reproduction (0.9%):
  169,200   F.Y.I. Inc.(b)......................     3,532

   84,600   Pegasystems Inc.(b).................     2,549
                                                  --------
                                                     6,081
                                                  --------
Education (1.7%):
  429,750   Sylvan Learning Systems, Inc.(b)....    12,248
                                                  --------

Common Stocks, continued:
Electrical & Electronic (5.4%):
  123,900   ACT Manufacturing, Inc.(b)..........     3,268
  424,950   Actel Corp.(b)......................    10,093
  185,900   Advanced Lighting Technologies,          4,508
              Inc.(b)...........................
  170,500   Checkpoint Systems, Inc.............     4,220
  186,500   Chicago Miniature Lamp, Inc.(b).....     7,740
  149,500   Flextronics International, Ltd.(b)..     4,149
  181,200   Photronics, Inc.(b).................     4,938

                                                  --------
                                                    38,916
                                                  --------
Entertainment (2.0%):
  465,675   Regal Cinemas, Inc.(b)..............    14,320
                                                  --------
Financial Services (8.0%):
  130,350   Aames Financial Corp................     4,676
  218,600   Central Financial Acceptance             4,372
              Corp.(b)..........................
  826,200   Credit Acceptance Corp.(b)..........    19,416
  750,980   Imperial Credit Industries, Inc.(b).    15,771
  211,300   Metris Cos., Inc.(b)................     5,071
  270,200   Oxford Resources Corp.- Class A(b)..     8,342

                                                  --------
                                                    57,648
                                                  --------
Food Products (0.8%):
  258,600   Whole Foods Market, Inc.............     5,819
                                                  --------
Funeral Services (0.8%):
  292,700   Equity Corp. International(b).......     5,854
                                                  --------
Health Care (5.1%):
  305,350   OccuSystems, Inc.(b)................     8,244
  847,700   Orthodontic Centers of America,         13,563
              Inc.(b)...........................
  121,600   NCS HealthCare, Inc.-Class A(b).....     3,542
  400,350   PhyCor, Inc.(b).....................    11,360

                                                  --------
                                                    36,709
                                                  --------
Insurance (1.1%):
  315,000   Amerin Corp.(b).....................     8,111
                                                  --------
Machinery & Equipment (0.7%):
  176,000   Rental Service Corp.(b).............     4,840
                                                  --------
Manufacturing - Capital Goods (1.8%):
  631,350   Miller Industries, Inc.(b)..........    12,627
                                                  --------
Medical Equipment & Supplies (6.7%):
  351,800   Henry Schein, Inc.(b)...............    12,093
  189,000   MedQuist Inc.(b)....................     4,678
  636,100   Omnicare, Inc.......................    20,435
  222,600   Serologicals Corp.(b)...............     7,874
  395,800   UroHealth Systems, Inc.(b)..........     3,166

                                                  --------
                                                    48,246
                                                  --------
Medical--Hospital Services (1.6%):
  312,400   Total Renal Care Holdings, Inc.(b)..    11,325
                                                  --------
Pharmaceuticals (7.6%):
  212,500   American Medserve Corp.(b)..........     3,294
  543,100   Dura Pharmaceuticals, Inc.(b).......    25,933
  214,025   Jones Medical Industries, Inc.......     7,839

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Small Capitalization Fund                                            (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

 Shares
   or
Principal                 Security                 Market
 Amount                 Description                 Value
---------   ------------------------------------  --------
Common Stocks, continued:
Pharmaceuticals, continued:
  166,200   Parexel International Corp.(b)......  $  8,580
  138,000   Quintiles Transnational Corp.(b)....     9,143
                                                  --------
                                                    54,789
                                                  --------
Publishing (0.5%):
  187,600   Desktop Data, Inc.(b)...............     3,611
                                                  --------
Restaurants (1.3%):
  428,700   Landry's Seafood Restaurants,
              Inc.(b)...........................     9,163
                                                  --------
Retail Stores (3.5%):
  183,300   CDW Computer Center, Inc.(b)........    10,872
  318,000   Renter's Choice, Inc.(b)............     4,611
  348,800   West Marine, Inc.(b)................     9,854
                                                  --------
                                                    25,337
                                                  --------
Retail--Specialty Stores (3.4%):
  360,750   Just For Feet, Inc.(b)..............     9,470
  320,700   Men's Warehouse, Inc.(b)............     7,857
  337,175   Petco Animal Supplies, Inc.(b)......     6,996
                                                  --------
                                                    24,323
                                                  --------
Technology (2.7%):
  349,000   Sanmina Corp.(b)....................    19,719
                                                  --------
Telecommunications (4.9%):
  241,500   Harmonic Lightwaves, Inc.(b)........     3,713
  229,300   LCI International, Inc.(b)..........     4,930
  378,100   Larscom, Inc.(b)....................     4,301
  188,900   Pacific Gateway Exchange, Inc.(b)...     6,895
  653,100   Telco Communications Group, Inc.(b).    11,429
  336,300   Transaction Network Services,
              Inc.(b)...........................     3,867
                                                  --------
                                                    35,135
                                                  --------

Telecommunications--Equipment (1.0%):
  372,600   DSP Communications, Inc.(b).........  $  7,219
                                                  --------
Wholesale Distribution (2.4%):
  205,700   Barnett, Inc.(b)....................     5,605
  393,750   Brightpoint, Inc.(b)................    11,714
                                                  --------
                                                    17,319
                                                  --------

  Total Common Stocks                              666,726
                                                  --------
Foreign Stocks  (0.9%):
Portugal (0.9%):
Medical Equipment & Supplies (0.9%):
  245,800   ESC Medical Systems(b)..............     6,268
                                                  --------
  Total Foreign Stocks                               6,268
                                                  --------

Options & Warrants (0.0%):
    5,081   York Research Corp. Class B,
              Exercise Price $6.15..............         0
    3,535   York Research Corp., Class C,
              Exercise Price $6.50..............         0
                                                  --------
  Total Options & Warrants                               0
                                                  --------
  Total Investments, at value                      672,994
                                                  --------
Repurchase Agreements (5.9%):
42,114,000  Goldman Sachs, 6.90%, 1/2/97
             (Collateralized by $50,593 Federal
             National Mortgage Assoc.
             securities, 5.92-7.52%,
             10/1/24-7/1/25, market
             value--$42,956).....................   42,114
                                                  --------
  Total Repurchase Agreements                       42,114
                                                  --------
  Total (Cost-- $451,293)(a)                       $715,108
                                                  =========

-------------
Percentages indicated are based on net assets of $717,545.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securitites as follows:

           Unrealized appreciation ..................................  $277,791
           Unrealized depreciation ..................................   (13,976)
                                                                       --------
           Net unrealized appreciation ..............................  $263,815
                                                                       ========

 (b) Represents non-income producing securities.


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
International Discovery Fund                                         (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

 Shares
   or
Principal                 Security                       Market
 Amount                 Description                      Value
----------  -----------------------------------------  ----------
Common Stocks (91.1%):
Tobacco (0.5%):
  358,000   PT Hanjaya Mandala Sampoema(b)...........   $  1,909
                                                        ---------
Australia (2.4%):
Beverages  &  Tobacco (0.9%):
1,862,000   Foster's Brewing Group Ltd...............      3,771
                                                        ---------
Diversified (0.8%):
  433,648   Smith (Howard) Ltd.......................      3,565
                                                        ---------
Pharmaceuticals (0.7%):
  625,000   CSL Limited(b)...........................      2,954
                                                        ---------
  Total Australia                                         10,290
                                                        ---------
Belgium (1.7%):
Retail Stores/Catalog (1.7%):
   15,500   Colrayt..................................      7,100
                                                        ---------
Canada (3.8%):
Electronic Components/ Instruments (1.2%):
  320,000   CAE, Inc.................................      2,416
   97,000   Cinram Ltd...............................      2,654
                                                        ---------
                                                           5,070
                                                        ---------
Manufacturing-Consumer Goods (1.3%):
  291,000   Bombardier, Inc., Class B................      5,371
                                                        ---------
Natural Resources (1.3%):
  208,500   Canadian Natural Resources Ltd.(b).......      5,720
                                                        ---------
  Total Canada                                            16,161
                                                        ---------
Denmark (1.7%):
Food Products & Services (1.7%):
  117,000   Danisco A/S..............................      7,101
                                                        ---------
Finland (1.3%):
Diversified (0.5%):
   46,700   Huhtamaki Group..........................      2,168
                                                        ---------
Retail Stores/Catalog (0.8%):
   57,200   Stockmann AB, Class B....................      3,413
                                                        ---------
  Total Finland                                            5,581
                                                        ---------
France (7.1%):
Consumer Goods & Services (4.9%):
   28,000   Clarins(b)...............................      4,099
   24,250   Hermes International.....................      6,717
   69,130   Societe BIC SA...........................     10,345
                                                        ---------
                                                          21,161
                                                        ---------
Engineering (1.0%):
   13,000   Altran Technologies......................      4,169
                                                        ---------
Machinery & Equipment (1.0%):
   60,000   Sidel  SA................................      4,120
                                                        ---------
Manufacturing-Consumer Goods (0.2%):
   29,000   St. Dupont(b)............................        982
                                                        ---------
  Total France                                            30,432
                                                        ---------
Germany (4.3%):
Engineering (1.4%):
   14,035   Mannesmann AG............................      6,031
                                                        ---------
Manufacturing-Consumer Goods (1.5%):
   72,735   Adidas AG................................      6,277
                                                        ---------
Pharmaceuticals (1.4%):
   72,735   Schering AG..............................      6,131
                                                        ---------
  Total Germany                                           18,439
                                                        ---------
Hong Kong (3.1%):
Consumer Goods & Services (1.0%):
  450,000   Henderson Land Development Co. Ltd(b)....      4,538
                                                        ---------
Gas & Electric Utility (1.3%):
2,822,000   Hong Kong & China Gas Co. Ltd............      5,454
                                                        ---------
Real Estate (0.8%):
  272,000   Sun Hung Kai Properties Ltd..............      3,332
                                                        ---------
  Total Hong Kong                                         13,324
                                                        ---------
Indonesia (0.5%):
Banking & Financial Services (0.5%):
2,372,221   Bank Internasional Indonesia(b)..........      2,209
                                                        ---------
Italy (0.5%):
Jewelry (0.5%):
  105,000   Bulgari SpA..............................      2,127
                                                        ---------
Japan (21.8%):
Chemicals (0.6%):
  450,000   Takasago International(b)................      2,543
                                                        ---------
Computer Software (2.5%):
   49,000   PCA Corp.................................      1,604
  136,000   TDK Corp.................................      8,846
                                                        ---------
                                                          10,450
                                                        ---------
Construction (2.2%):
  630,000   Matsushita Electric Works................      5,411
  145,000   Sho-Bond Construction Corp...............      3,898
                                                        ---------
                                                           9,309
                                                        ---------
Diversified (1.6%):
  873,000   Mitsubishi Heavy Industries, Ltd.(b).....      6,920
                                                        ---------
Electrical & Electronic (3.4%):
   53,000   Keyence Corp.............................      6,530
  125,000   Rohm Co..................................      8,185
                                                        ---------
                                                          14,715
                                                        ---------
Electronic Components/ Instruments (2.6%):
  116,000   Hirose Electric..........................      6,706
  354,000   NEC Corp.................................      4,270
                                                        ---------
                                                          10,976
                                                        ---------

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
International Discovery Fund                                         (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

 Shares
   or
Principal                 Security                       Market
 Amount                 Description                      Value
----------  -----------------------------------------  ----------
Common Stocks, continued:
Japan, continued:
Food Products & Services (0.7%):
   97,000   Matsumotokiyoshi.........................  $  3,176
                                                       ---------
Manufacturing-Consumer Goods (1.0%):
  200,000   Canon, Inc...............................     4,411
                                                       ---------
Pharmaceuticals (3.6%):
  388,000   Daiichi Pharmaceutical...................     6,218
  436,000   Takeda Chemical Ind......................     9,128
                                                       ---------
                                                         15,346
                                                       ---------
Restaurants (0.4%):
   38,000   Doutor Coffee Co., Ltd...................     1,588
                                                       ---------
Retail (0.5%):
   32,000   Autobacs Seven Co., Ltd..................     2,258
                                                       ---------
Services (1.8%):
   59,000   Nichii Gakkan Co.........................     2,938
   78,000   Secom....................................     4,711
                                                       ---------
                                                          7,649
                                                       ---------
Telecommunications (0.9%):
  485,000   Denki Kogyo Co., Ltd.(b).................     3,635
                                                       ---------
  Total Japan                                            92,976
                                                       ---------
Malaysia (3.2%):
Construction (1.0%):
1,454,000   Sungei Way Holdings Berhad(b)............     4,318
  145,400   Sungei Way Holdings Bhd.(b)..............       173
                                                       ---------
                                                          4,491
                                                       ---------
Engineering (2.2%):
1,029,000   United Engineers Ltd.....................     9,290
                                                       ---------
  Total Malaysia                                         13,781
                                                       ---------
Mexico (2.1%):
Beverages  &  Tobacco (0.9%):
1,074,500   Fomento Economico Mexicano, SA de CV.....     3,658
                                                       ---------
Diversified (0.8%):
  618,000   Grupo Carso SA de CV(b)..................     3,219
                                                       ---------
Food & Beverages (0.4%):
1,501,000   Grupo Industrial Maseca SA de CV.........     1,888
                                                       ---------
  Total Mexico                                            8,765
                                                       ---------
Netherlands (6.4%):
Broadcasting & Publishing (1.1%):
  290,900   Elsevier NV..............................     4,911
                                                       ---------
Distribution (1.1%):
   58,200   Hagemeyer NV.............................     4,647
                                                       ---------
Office Equipment & Services (2.8%):
   59,930   Ahrend...................................     3,336
   79,500   Oce-Van Der Grinten NV...................     8,622
                                                       ---------
                                                         11,958
                                                       ---------
Printing & Publishing (1.4%):
   44,343   Wolters Kluwer NV........................     5,883
                                                       ---------
  Total Netherlands                                      27,399
                                                       ---------
New Zealand (1.5%):
Agriculture (0.7%):
  872,800   Fernz Corp. Ltd..........................     2,991
                                                       ---------
Consumer Goods & Services (0.8%):
  877,544   Fisher & Paykel Ind. Ltd.................     3,441
                                                       ---------
  Total New Zealand                                       6,432
                                                       ---------
Norway (2.1%):
Printing & Publishing (0.9%):
  220,000   Schibsted ASA............................     4,048
                                                       ---------
Telecommunications (1.2%):
  116,400   Nera AS..................................     5,031
                                                       ---------
  Total Norway                                            9,079
                                                       ---------
Philippines (0.5%):
Construction (0.5%):
4,364,100   C&P Homes, Inc.(b).......................     2,240
                                                       ---------
Portugal (0.3%):
Beverages  &  Tobacco (0.3%):
   70,335   Unicer-Uniao Cervejeira, SA..............     1,216
                                                       ---------
Singapore (0.6%):
Diversified (0.6%):
  952,300   Singapore Technologies Industrial
              Corp.(b)...............................     2,383
                                                       ---------
Spain (1.2%):
Commercial Services (1.2%):
  550,000   Prosegur, CIA de Seguridad SA(b).........     5,074
                                                       ---------
Sweden (1.2%):
Engineering (1.2%):
  194,000   Sandvik B................................     5,256
                                                       ---------
Switzerland (3.0%):
Business Services (1.6%):
    2,810   Societe General De Surveillance..........     6,885
                                                       ---------
Pharmaceuticals (1.4%):
      746   Roche Holdings AG........................     5,786
                                                       ---------
  Total Switzerland                                      12,671
                                                       ---------
United Kingdom (13.2%):
Building Products (1.6%):
1,745,600   Polypipe PLC.............................     6,930
                                                       ---------
Capital Goods (1.8%):
  775,900   Powerscreen International PLC............     7,502
                                                       ---------
Commercial Services (1.5%):
  872,800   Rentokil Group PLC.......................     6,557
                                                       ---------

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
International Discovery Fund                                         (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

 Shares
   or
Principal                 Security                       Market
 Amount                 Description                      Value
----------  -----------------------------------------  ----------
Common Stocks, continued:
United Kingdom, continued:
Computer Software (1.7%):
  460,700   Logica PLC(b)............................  $  7,241
                                                       ---------
Consumer Goods & Services (1.0%):
  329,800   Argos PLC................................     4,337
                                                       ---------
Engineering (1.3%):
  295,500   Siebe PLC................................     5,482
                                                       ---------
Food Products & Services (1.7%):
  678,800   Compass Group PLC........................     7,173
                                                       ---------
Machinery & Equipment (1.0%):
  775,900   TT Group PLC.............................     4,495
                                                       ---------
Manufacturing-Consumer Goods (1.6%):
2,060,800   Halma PLC................................     6,683
                                                       ---------
  Total United Kingdom                                   56,400
                                                       ---------
United States (7.1%):
Oil & Gas Exploration Production & Services (1.1%):
  180,000   YPF Sociedad Anonima, ADR................     4,545
                                                       ---------
Pharmaceuticals (1.0%):
   90,000   Teva Pharmaceutical Industries,
              Ltd., ADR..............................     4,523
                                                       ---------
Telecommunications (5.0%):
   43,700   Cia de Telecomunicaciones de Chile
              SA, ADR................................     4,419
   98,571   Korea Mobile Telecommunications
              Corp., GDR(b)..........................     1,269
   97,000   Newbridge Network Corp., ADR(b)..........     2,740
   47,000   Oy Nokia.................................     2,708
  145,500   Portugal Telecom SA......................     4,110
   78,600   Telecomunicacoes Brasileiras SA, ADR.....     6,013
                                                       ---------
                                                         21,259
                                                       ---------
  Total United States                                    30,327
                                                       ---------
  Total Common Stocks                                   388,672
                                                       ---------
Money Market Funds - Tax Exempt (1.9%):
8,137,392   Parkstone Bank of California.............     8,137
                                                       ---------
  Total Money Market Funds - Tax Exempt                   8,137
                                                       ---------
Mutual Funds (5.3%):
10,000,000  Parkstone Government Obligations
              Fund...................................    10,000
12,717,506  Parkstone Prime Obligations Fund.........    12,718
                                                       ---------
                                                         22,718
                                                       ---------
  Total Mutual Funds                                     22,718
                                                       ---------

Preferred Stock (1.8%):
Australia (0.7%):
1,002,602   Village Roadshow Ltd.....................     2,723
                                                       ---------

United States (1.1%):
Business Services (1.1%):
   33,950   Dem SAP AG...............................     4,666
                                                       ---------
  Total Preferred Stock                                   7,389
                                                       ---------
  Total Investments, at value                           426,916
                                                       ---------
  Total (Cost-- $342,377)(a)                            $426,916
                                                       =========


-------------
Percentages indicated are based on net assets of $426,633.
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
                      Unrealized appreciation ..........  $87,095
                      Unrealized depreciation ..........  (2,556)
                                                          =======
                       Net unrealized appreciation .....  $84,539
                                                          =======

(b)  Represents non-income producing securities.


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Balanced Allocation Fund                                             (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)


  Shares
    or
 Principal                    Security                      Market
  Amount                     Description                     Value
-----------  -------------------------------------------   --------
Common Stocks (38.4%):

Advertisement (0.1%):
      5,250  HA-LO Industries Inc.(b)...................   $    144
                                                           --------
Agriculture (0.3%):
      5,700  CPC International, Inc.....................        442
                                                           --------
Banking (0.2%):
      3,300  Metris Cos., Inc.(b).......................         79
      6,900  Saks Holdings Inc.(b)......................        186
                                                           --------
                                                                265
                                                           --------

Broadcasting & Cable (0.4%):
     12,600  British Sky Broadcasting Group-ADR.........        662
                                                           --------
Building Products (0.0%):
      2,900  Advanced Lighting Technologies, Inc.(b)....         70
                                                           --------
Business Services (1.3%):
      6,850  Ceridian Corp.(b)..........................        277
      4,450  Cintas Corp................................        261
     24,250  Concord EFS, Inc.(b).......................        685
      2,900  IntelliQuest Information Group, Inc.(b)....         66
      2,900  International Telecommunication Data
                Systems, Inc.(b)........................         70
      7,300  Paychex....................................        375
      2,600  Physicians Support Systems, Inc.(b)........         50
      5,700  PMT Services, Inc.(b)......................        100
                                                           --------
                                                              1,884
                                                           --------

Chemicals--Petroleum & Inorganic (0.3%):
     12,400  Monsanto Corp..............................        482
                                                           --------
Commercial Goods & Services (0.2%):
      3,700  Iron Mountain, Inc.(b).....................        112
      4,700  Stewart Enterprises........................        160
                                                           --------
                                                                272
                                                           --------

Computer Hardware (1.2%):
      5,400  3 Com Corp.(b).............................        396
     12,400  Cisco Systems, Inc.(b).....................        789
     10,200  Fore Systems Inc.(b).......................        335
      5,300  Larscom, Inc.(b)...........................         60
      3,250  Veritas Software Corp.(b)..................        162
                                                           --------
                                                              1,742
                                                           --------

Computer Software (4.1%):
      2,100  Access Health, Inc.(b).....................         94
      1,900  Aspen Technologies, Inc.(b)................        152
      7,500  Baan Co. Nv(b).............................        261
      7,000  BMC Software, Inc.(b)......................        290
      6,200  Cadence Design Systems, Inc.(b)............        246
     13,500  Cambridge Technology Partners, Inc.(b).....        453
      2,600  CBT Group PLC(b)...........................        141
      8,750  Computer Associates International, Inc.....        435
      4,000  Electronic Arts, Inc.(b)...................        120
      3,300  Inso Corp.(b)..............................        131
      2,700  JDA Software Group, Inc.(b)................         77
     11,400  McAfee Associates, Inc.(b).................        502
      3,700  Objective Systems Integrators, Inc.(b).....         88
     20,200  Oracle Corp.(b)............................        843
     14,100  Parametric Technology Corp.................        724
      1,100  Pegasystems Inc.(b)........................         33
     10,000  Peoplesoft, Inc.(b)........................        479
      2,000  Project Software & Development, Inc.(b)....         85
      3,500  Pure Atria Corp.(b)........................         87
      1,500  Shiva Corp.(b).............................         52
     11,400  Sun Microsystems, Inc.(b)..................        293
      6,800  Sungard Data Systems Inc.(b)...............        269
      7,500  Systemsoft Corp.(b)........................        112
      2,800  Viasoft, Inc.(b)...........................        132
      2,100  Visio Corp.(b).............................        104
                                                           --------
                                                              6,203
                                                           --------

Consumer Goods & Services (2.5%):
      2,400  Checkpoint Systems, Inc....................         59
     18,350  CUC International, Inc.(b).................        436
      2,600  DVI, Inc.(b)...............................         34
      9,800  Electronic Data Systems Corp...............        424
      2,600  First Alliance Corp.(b)....................         79
      8,900  Gillette Co................................        692
     11,600  Nike, Inc..................................        693
      3,800  Nine West Group, Inc.(b)...................        176
      2,800  Photronics, Inc.(b)........................         76
      6,100  Procter & Gamble Co........................        656
      1,800  Registry, Inc.(b)..........................         83
      1,700  Suburban Lodges of America, Inc.(b)........         27
      2,300  Unison Software, Inc.(b)...................         62
      2,600  UroCor, Inc.(b)............................         25
      3,300  USA Detergents, Inc.(b)....................        137
      3,200  Verilink Corp.(b)..........................        106
      3,700  Whole Foods Market, Inc....................         83
                                                           --------
                                                              3,848
                                                           --------

Correctional Facilities (0.2%):
      7,700  Corrections Corp. of America(b)............        236
      5,400  Wackenhut Corrections Corp.(b).............        108
                                                           --------
                                                                344
                                                           --------

Data Processing & Reproduction (1.0%):
      2,400  F.Y.I. Inc.(b).............................         50
     24,786  First Data Corp............................        905
      8,100  Fiserv, Inc.(b)............................        298
      6,000  Reynolds & Reynolds........................        156
                                                           --------
                                                              1,409
                                                           --------

Education (0.1%):
      6,150  Sylvan Learning Systems, Inc.(b)...........        175
                                                           --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Balanced Allocation Fund                                             (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)


  Shares
    or
 Principal                    Security                      Market
  Amount                     Description                    Value
-----------  -------------------------------------------   --------
Common Stocks, continued:
Electrical & Electronics (1.2%):
      1,700  ACT Manufacturing, Inc.(b).................   $     45
      6,050  Actel Corp.(b).............................        144
      2,700  Analog Devices, Inc.(b)....................         91
      4,300  Applied Materials(b).......................        155
      2,800  Chicago Miniature Lamp, Inc.(b)............        116
      6,700  Emerson Electric...........................        648
      2,200  Flextronics International, Ltd.(b).........         61
      4,600  General Electric Co........................        455
      5,506  Molex, Inc.................................        196
                                                           --------
                                                              1,911
                                                           --------

Entertainment (0.7%):
     21,900  Carnival Corp..............................        723
      3,700  Circus Circus Entertainment(b).............        127
      7,200  Regal Cinemas, Inc.(b).....................        221
                                                           --------
                                                              1,071
                                                           --------

Environmental Services (0.1%):
      5,600  United Waste Systems, Inc.(b)..............        193
                                                           --------

Financial Services (4.0%):
      1,900  Aames Financial Corp.......................         68
      9,500  American Express Co........................        537
     10,200  Associates First Capital...................        450
      3,100  Central Financial Acceptance Corp.(b)......         62
     22,900  Credit Acceptance Corp.(b).................        538
      6,400  Employee Solutions, Inc.(b)................        131
     24,300  Federal National Mortgage Assoc............        905
      5,200  Finova Group, Inc..........................        334
      6,800  First USA, Inc.............................        235
     24,200  Green Tree Financial Corp..................        935
      5,000  Household International, Inc...............        461
     11,064  Imperial Credit Industries, Inc.(b)........        232
     17,050  MBNA Corp..................................        708
      4,000  Oxford Resources Corp.- Class A(b).........        124
      9,100  The Money Store Inc........................        251
                                                           --------
                                                              5,971
                                                           --------

Food & Beverages (0.7%):
     10,900  PepsiCo, Inc...............................        319
     12,900  The Coca-Cola Co...........................        679
                                                           --------
                                                                998
                                                           --------

Forest & Paper Products (0.6%):
      8,900  Kimberly Clark Corp........................        848
                                                           --------

Funeral Services (0.7%):
      4,200  Equity Corp. International(b)..............         84
     34,200  Service Corp. International................        958
                                                           --------
                                                              1,042
                                                           --------

Health Care (1.8%):
     15,500  Baxter International, Inc..................        636
     16,450  Columbia/HCA Healthcare Corp...............        670
      6,400  Health Management Associates(b)............        144
      1,700  NCS HealthCare, Inc.-Class A(b)............         50
      4,400  OccuSystems, Inc.(b).......................        119
     24,200  Omnicare, Inc..............................        777
     13,100  Orthodontic Centers of America, Inc.(b)....        210
      2,500  Steris Corp.(b)............................        109
                                                           --------
                                                              2,715
                                                           --------

Hotels & Lodging (1.5%):
     16,900  Hilton Hotels Corp.........................        442
     18,900  Hospitality Franchise Systems(b)...........      1,129
      8,900  Marriott International, Inc................        492
      5,800  Sun International Hotel(b).................        212
                                                           --------
                                                              2,275
                                                           --------

Industrial Goods & Services (0.8%):
      8,200  Alco Standard Corp.........................        423
     11,400  United Technologies Corp...................        752
                                                           --------
                                                              1,175
                                                           --------

Insurance (1.2%):
      5,800  American International Group, Inc..........        628
      4,500  Amerin Corp.(b)............................        116
      4,900  Marsh & McLennan Cos., Inc.................        510
     11,100  SunAmerica, Inc............................        493
                                                           --------
                                                              1,747
                                                           --------

Insurance--Property & Casualty (0.1%):
      5,600  Hcc Insurance Holdings Inc.................        134
                                                           --------

Machinery & Equipment (0.0%):
      2,500  Rental Service Corp.(b)....................         69
                                                           --------

Manufacturing (0.1%):
      9,300  Miller Industries, Inc.(b).................        186
                                                           --------

Manufacturing-Consumer Goods (0.5%):
     13,100  HEALTHSOUTH Corp.(b).......................        506
      8,200  Newell Co..................................        258
                                                           --------
                                                                764
                                                           --------

Medical - Hospital Services (0.1%):
      4,500  Total Renal Care Holdings, Inc.(b).........        163
                                                           --------
Medical Equipment & Supplies (0.8%):
      7,100  Boston Scientific Corp.(b).................        426
      5,100  Henry Schein, Inc.(b)......................        175
      5,700  IDEXX Laboratories, Inc.(b)................        205
     12,175  PhyCor, Inc.(b)............................        345
      3,200  Serologicals Corp.(b)......................        113
      5,600  UROHEALTH Systems, Inc.(b).................         45
                                                           --------
                                                              1,309
                                                           --------

Office Equipment & Services (0.8%):
      6,400  Hewlett Packard Co.........................        322
      5,500  Reuters Holding, ADR.......................        421

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Balanced Allocation Fund                                             (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

  Shares
    or
 Principal                    Security                      Market
  Amount                     Description                    Value
 ----------  -------------------------------------------   --------
Common Stocks, continued:
Office Equipment & Services, continued:
      8,400  Xerox Corp.................................   $    442
                                                           --------
                                                              1,185
                                                           --------

Pharmaceuticals (3.2%):
      3,000  American Medserve Corp.(b).................         47
      3,800  Biogen, Inc.(b)............................        147
     13,800  Dura Pharmaceuticals, Inc.(b)..............        659
      6,600  Eli Lilly & Co.............................        482
      5,900  Johnson & Johnson..........................        294
      3,100  Jones Medical Industries, Inc..............        114
      2,700  MedQuist, Inc.(b)..........................         67
     10,000  Medtronic, Inc.............................        680
      8,950  Merck & Co., Inc...........................        709
      2,350  Parexel International Corp.(b).............        121
      7,400  Pfizer, Inc................................        613
      4,300  Quintiles Transnational Corp.(b)...........        285
      3,300  Teva Pharmaceutical, ADR...................        166
      5,600  Warner-Lambert Co..........................        420
                                                           --------
                                                              4,804
                                                           --------

Printing & Publishing (0.0%):
      2,700  Desktop Data, Inc.(b)......................         52
                                                           --------

Restaurants (0.5%):
      6,200  Landry's Seafood Restaurants, Inc.(b)......        133
     14,100  McDonald's Corp............................        638
                                                           --------
                                                                771
                                                           --------

Retail Stores & Catalog (2.2%):
      2,400  Abercrombie & Fitch Co.(b).................         40
      2,800  CDW Computer Center, Inc.(b)...............        166
      7,625  Consolidated Stores(b).....................        245
     11,050  Home Depot, Inc............................        554
      5,100  Just For Feet, Inc.(b).....................        134
      4,600  Men's Warehouse, Inc.(b)...................        113
      6,100  MSC Industrial Direct Co., Inc.(b).........        226
      4,875  Petco Animal Supplies, Inc.(b).............        101
     17,550  PETsMART, Inc.(b)..........................        384
      4,500  Renter's Choice, Inc.(b)...................         65
      4,350  Rexall Sundown, Inc.(b)....................        118
     13,300  Sears Roebuck & Co.........................        613
      4,300  U.S. Office Products Co.(b)................        147
     11,500  Viking Office Products(b)..................        307
      5,000  West Marine, Inc.(b).......................        141
                                                           --------
                                                              3,354
                                                           --------

Technology (1.9%):
      7,700  Automatic Data Processing, Inc.............        330
      4,300  Computer Sciences(b).......................        353
      5,200  Intel Corp.................................        681
      9,600  Lucent Technologies, Inc...................        444
      8,700  Microsoft(b)...............................        719
      5,300  Sanmina Corp.(b)...........................        299
                                                           --------
                                                              2,826
                                                           --------

Telecommunications (1.6%):
     19,300  AirTouch Communications, Inc.(b)...........        487
     17,500  Canwest Global Communications Corp.........        179
      1,600  Compania Telecomunicacion Chile, ADR.......        162
      6,000  DSP Communications, Inc.(b)................        116
      3,090  Korea Mobile Telecommunications............         40
     13,100  LCI International, Inc.(b).................        282
      1,700  Oy Nokia...................................         98
      2,700  Pacific Gateway Exchange, Inc.(b)..........         99
      5,000  Portugal Telecommunication SA, ADR.........        141
      9,300  Telco Communications Group, Inc.(b)........        163
      3,000  Telecommunicacoes Brasileiras, ADR.........        230
      4,900  Transaction Network Services, Inc.(b)......         56
     14,300  WorldCom, Inc.(b)..........................        373
                                                           --------
                                                              2,426
                                                           --------

Telecommunications-Services & Equipment (0.4%):
      3,400  Excel Communications, Inc.(b)..............         71
      3,500  Harmonic Lightwaves, Inc.(b)...............         54
      2,400  Newbridge Networks Corp.(b)................         68
      8,800  Tellabs, Inc.(b)...........................        331
      6,200  West TeleServices Corp.(b).................        141
                                                           --------
                                                                665
                                                           --------

Wholesale Distribution (1.0%):
      2,900  Barnett, Inc.(b)...........................         79
      5,587  Brightpoint, Inc.(b).......................        166
     17,100  Cardinal Health, Inc.......................        996
     10,550  Richfood Holdings, Inc.....................        256
                                                           --------
                                                              1,497
                                                           --------
   Total Common Stocks                                       58,093
                                                           --------
Foreign Stocks  (8.8%):
Argentina (0.1%):
Oil & Gas Exploration Products & Services (0.1%):
      6,500  YPF Sociedad Anonima, ADR..................        164
                                                           --------
   Total Argentina                                              164
                                                           --------
Australia (0.3%):
Beverages  &  Tobacco (0.1%):
     60,000  Fosters Brewing Group Ltd..................        122
                                                           --------
Diversified (0.1%):
     15,887  Howard Smith Ltd...........................        131
                                                           --------
Entertainment (0.0%):
     36,183  Village Roadshow Ltd.(b)...................         98
                                                           --------
Pharmaceuticals (0.1%):
     25,000  Auditorium CSL Ltd.........................        118
                                                           --------
   Total Australia                                              469
                                                           --------

                                                                              67
Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Balanced Allocation Fund                                             (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)


  Shares
    or
 Principal                    Security                      Market
  Amount                     Description                    Value
 ----------  -------------------------------------------   --------
Foreign Stocks, continued:
Belgium (0.2%):
Diversified (0.2%):
        600  COLRUYT SA.................................   $    275
                                                           --------
   Total Belgium                                                275
                                                           --------

Canada (0.4%):
Electronic Components/Instruments (0.1%):
     10,000  CAE, Inc...................................         76
      4,000  Cinram, Ltd................................        109
                                                           --------
                                                                185
                                                           --------
Manufacturing-Consumer Goods (0.1%):
     11,000  Bombardier, Inc. Class B...................        203
                                                           --------
Natural Resources (0.2%):
      7,500  Canadian Natural Resources Ltd.(b).........        206
                                                           --------
   Total Canada                                                 594
                                                           --------

Denmark (0.2%):
Food Products & Services (0.2%):
      4,000  Danisco A/S................................        243
                                                           --------
   Total Denmark                                                243
                                                           --------

Finland (0.1%):
Diversified (0.0%):
      1,700  Huhtamaki "I"..............................         79
                                                           --------
Retail Stores/Catalog (0.1%):
      2,000  Stockmann AB-Class B.......................        119
                                                           --------
   Total Finland                                                198
                                                           --------

France (0.7%):
Consumer Goods & Services (0.5%):
      2,000  BIC Corp...................................        299
      1,100  Clarins....................................        161
        800  Hermes International.......................        222
                                                           --------
                                                                682
                                                           --------
Engineering (0.1%):
        520  Altran Technologies, SA....................        167
                                                           --------
Machinery & Equipment (0.1%):
      2,400  Sidel SA...................................        165
                                                           --------
Manufacturing-Consumer Goods (0.0%):
      1,100  State Dupont(b)............................         37
                                                           --------
   Total France                                               1,051
                                                           --------

Germany (0.4%):
Engineering (0.1%):
        500  Mannesmann AG..............................        215
                                                           --------
Health Care (0.1%):
      2,400  Schering AG................................        202
                                                           --------
Manufacturing-Consumer Goods (0.2%):
      2,550  Adidas AG..................................        220
                                                           --------
   Total Germany                                                637
                                                           --------

Hong Kong (0.3%):
Consumer Goods & Services (0.1%):
     17,000  Henderson Land Development Co. Ltd.........        171
                                                           --------
Gas & Electric Utility (0.1%):
    101,000  Hong Kong & China Gas Co., Ltd.............        195
                                                           --------
Real Estate (0.1%):
      8,500  Sun Hung Kai Properties Ltd................        109
                                                           --------
   Total Hong Kong                                              475
                                                           --------

Indonesia (0.1%):
Banking (0.1%):
     67,270  PT Bank Internasional Indonesia............         63
                                                           --------
Tobacco (0.0%):
     12,000  Hanjaya Mandala Sampoema...................         64
                                                           --------
   Total Indonesia                                              127
                                                           --------

Italy (0.1%):
      4,000  Bulgari SPA................................         81
                                                           --------
   Total Italy                                                   81
                                                           --------

Japan (2.3%):
Chemicals (0.3%):
     17,000  Takasago International.....................         96
     20,000  Takeda Chemical Industries.................        419
                                                           --------
                                                                515
                                                           --------
Computer Software (0.1%):
      2,000  PCA Corp...................................         65
                                                           --------
Construction (0.1%):
      6,000  Sho-Bond Corp..............................        161
                                                           --------
Cosmetics (0.1%):
      8,000  Canon Inc..................................        176
                                                           --------
Electrical & Electronic (0.7%):
      2,200  Keyence Corp...............................        271
     20,000  Matsushita Electric Works..................        172
      5,000  Rohm Co....................................        327
      5,000  TDK Corp...................................        325
                                                           --------
                                                              1,095
                                                           --------

Electronic Components/Instruments (0.2%):
      4,200  Hirose Electric............................        243
     10,000  NEC Corp...................................        121
                                                           --------
                                                                364
                                                           --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Balanced Allocation Fund                                             (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)


  Shares
    or
 Principal                    Security                      Market
  Amount                     Description                    Value
-----------  -------------------------------------------   --------
Foreign Stocks, continued:

Japan, continued:
Food Products & Services (0.1%):
      3,200  Matsumotokiyoshi(b)........................   $    105
                                                           --------
Machinery & Equipment (0.2%):
     32,000  Mitsubishi Heavy Industries, Ltd...........        254
                                                           --------
Pharmaceuticals (0.1%):
     13,000  Daiichi Pharmaceuticals Co.................        208
                                                           --------
Retail - General Merchandise (0.1%):
      1,000  Autobacs Seven Co. Ltd.....................         71
                                                           --------
Services (0.2%):
      2,000  Nichii Gakkan Co...........................        100
      3,000  Secom Co. Ltd..............................        181
                                                           --------
                                                                281
                                                           --------
Telecommunications (0.1%):
     18,000  Denki Kagaku Kogyo KK......................        135
                                                           --------
   Total Japan                                                3,430
                                                           --------

Malaysia (0.3%):
Construction (0.1%):
     50,000  Sungei Way Holdings BHD....................        148
                                                           --------
Engineering (0.2%):
     27,000  United Engineers Ltd.......................        244
                                                           --------
   Total Malaysia                                               392
                                                           --------

Mexico (0.2%):
Beverages & Tobacco (0.1%):
     38,000  Fomento Economico Mexicano SA de CV........        129
                                                           --------
Diversified (0.0%):
     20,000  Grupo Carso SA de CV, Series A1............        104
                                                           --------
Food & Beverages (0.1%):
     60,000  Grupo Industrial Maseca SA de CV...........         76
                                                           --------
   Total Mexico                                                 309
                                                           --------

Netherlands (0.7%):
Broadcasting & Publishing (0.3%):
     13,000  Elsevier NV................................        220
      1,600  Wolters Kluwer NV CVA......................        212
                                                           --------
                                                                432
                                                           --------
Distribution (0.1%):
      2,200  Hagemeyer NV...............................        176
                                                           --------
Office Equipment & Services (0.3%):
      2,170  Ahrend Groep NV............................        121
      2,900  Oce-Van De Grinten NV......................        314
                                                           --------
                                                                435
                                                           --------
   Total Netherlands                                          1,043
                                                           --------
New Zealand (0.1%)
Appliances & Household Products (0.1%):
     27,208  Fisher & Paykel Industries Ltd.............        107
                                                           --------
Coal (0.0%):
     30,000  Fernz Corp. Ltd.(b)........................        103
                                                           --------
   Total New Zealand                                            210
                                                           --------
Norway (0.2%):
Printing & Publishing (0.1%):
      9,000  Schibsted ASA..............................        166
                                                           --------
Telecommunications (0.1%):
      4,200  Nera ASA...................................        181
                                                           --------
   Total Norway                                                 347
                                                           --------

Philippines (0.1%):
Construction (0.1%):
    165,000  C&P Homes..................................         85
                                                           --------
   Total Philippines                                             85
                                                           --------

Portugal (0.1%):
Beverages & Tobacco (0.1%):
      6,435  Unicer-Uniad Cervejeira, SA................        111
                                                           --------
   Total Portugal                                               111
                                                           --------

Singapore (0.0%):
Diversified (0.0%):
     29,000  Singapore Technologies Industrial Corp.....         73
                                                           --------
   Total Singapore                                               73
                                                           --------

Spain (0.1%):
Services (0.1%):
     16,000  Prosegur, CIA de Seguridad SA..............        148
                                                           --------
   Total Spain                                                  148
                                                           --------

Sweden (0.1%):
Engineering (0.1%):
      7,000  Sek Sandvik................................        190
                                                           --------
   Total Sweden                                                 190
                                                           --------

Switzerland (0.3%):
Business Services (0.2%):
        100  SGS Societe Generale de Surveillance
                Holding SA..............................        245
                                                           --------
Pharmaceuticals (0.1%):
         30  Roche Holding AG-Genuss....................        233
                                                           --------
   Total Switzerland                                            478
                                                           --------

United Kingdom (1.4%):
Capital Goods (0.2%):
     27,000  Powerscreen International PLC..............        261
                                                           --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Balanced Allocation Fund                                             (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

  Shares
    or
 Principal                    Security                      Market
  Amount                     Description                    Value
-----------  -------------------------------------------   --------
Foreign Stocks, continued:
United Kingdom, continued:
Computer Software (0.2%):
     20,000  Logica PLC.................................   $    314
                                                           --------
Consumer Goods & Services (0.1%):
     12,000  Argos PLC(b)...............................        158
                                                           --------
Engineering (0.1%):
     12,000  Siebe PLC(b)...............................        223
                                                           --------
Environmental Services (0.2%):
     34,000  Rentokil Group PLC.........................        256
                                                           --------
Food Products & Services (0.2%):
     25,000  Compass Group PLC..........................        264
                                                           --------
Machinery & Equipment (0.1%):
     28,000  TT Group PLC...............................        162
                                                           --------
Manufacturing-Consumer Goods (0.3%):
     80,000  Halma PLC..................................        259
     60,000  Polypipe PLC...............................        238
                                                           --------
                                                                497
                                                           --------
   Total United Kingdom                                       2,135
                                                           --------
   Total Foreign Stocks                                      13,265
                                                           --------

Corporate Bonds (8.9%):
Automotive Finance (0.4%):
    600,000  General Motors Acceptance Corp., 5.50%,
                10/15/02, Putable 10/15/95 @ 100........        666
                                                           --------
Banking (0.3%):
    500,000  Continental Bank N.A., 11.25%, 7/1/01 .....        533
                                                           --------
Consumer Goods & Services (0.9%):
  1,325,000  Nike, Inc., 6.38%, 12/1/03 ................      1,299
                                                           --------
Electrical & Electronic (0.7%):
  1,100,000  Israel Electric Corp., Ltd., 8.10%,
                12/15/96 ...............................      1,101
                                                           --------
Financial Services (3.6%):
    500,000  Dean Witter Discover & Co., 6.00%, 3/1/98 .        500
  1,900,000  Ford Credit Auto Lease Trust, 5.80%,
                5/15/99 ................................      1,890
    850,000  Lehman Brothers Holdings, 6.90%, 7/15/99 ..        831
  1,750,000  MBNA Capital, 8.28%, 12/1/26 ..............      1,748
    495,047  Structured Asset Securities Co., 7.50%,
                11/13/26 ...............................        498
                                                           --------
                                                              5,467
                                                           --------
Food Products (1.0%):
  1,500,000  Associates Corp. N.A., 6.75%, 7/15/01 .....      1,508
                                                           --------


Gas & Electric Utility (0.2%):
    250,000  British Gas & Finance, 8.38%, 9/8/99 ......        262
                                                           --------
Industrial Goods And Services (1.1%):
  1,700,000  Coca-Cola Enterprises, 6.95%, 11/15/26 ....      1,621
                                                           --------
Leasing (0.2%):
    250,000  Hertz Corp., 9.50%, 5/15/98 ...............        261
                                                           --------
Transportation & Shipping (0.5%):
    700,000  Erac USA Finance Co., 6.35%, 1/15/01 ......        690
                                                           --------
   Total Corporate Bonds                                     13,408
                                                           --------

Medium Term Notes (1.1%):
Financial & Insurance (1.1%):
  1,700,000  Beneficial Corp., 6.35%, 12/3/01 ..........      1,675
                                                           --------
   Total Medium Term Notes                                    1,675
                                                           --------

Preferred Stock (0.2%):
      1,100  Preference SAP AG..........................        233
                                                           --------
   Total Preferred Stock                                        233
                                                           --------

Rights (0.0%):
Construction (0.0%):
      5,000  Sungei Way Holdings Bhd....................          6
                                                           --------
   Total Rights                                                   6
                                                           --------
U.S. Government Agencies (11.0%):
Federal National Mortgage Assoc.
  1,051,173  8.00%, 11/1/23, Pool # 190251 .............      1,072
    712,057  9.00%, 8/1/26, Pool #312317, Pool #352317 .        750
Government National Mortgage Assoc.
  3,026,761  8.50%, 6/15/17, Pool #212183  .............      3,127
    478,094  6.50%, 9/15/23, Pool #345871  .............        458
  1,005,807  6.50%, 12/15/23, Pool #374650  ............        959
  4,677,180  7.00%, 12/15/23, Pool #780406 .............      4,593
  4,124,076  7.50%, 8/15/25, Pool #780213 ..............      4,141
Lehman FHA - Title 1 Loan Trust
  1,500,000  6.78%, 3/25/08   ..........................      1,507
                                                           --------
   Total U.S. Government Agencies                            16,613
                                                           --------

U.S. Treasury Bills (3.3%):
  5,000,000  6.13%, 12/31/01............................      4,979
                                                           --------
   Total U.S. Treasury Bills                                  4,979
                                                           --------

U.S. Treasury Bonds (1.2%):
  1,750,000  6.75%, 8/15/26.............................      1,764

   Total U.S. Treasury Bonds                                  1,764
                                                           --------

U.S. Treasury Notes (15.5%):
  2,200,000  6.25%, 6/30/98.............................      2,215
    400,000  7.75%, 11/30/99............................        418
 12,900,000  6.63%, 7/31/01.............................     13,101
  4,000,000  6.88%, 5/15/06.............................      4,121

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Balanced Allocation Fund                                             (UNAUDITED)
(Amounts in Thousands, except Shares or Principal Amount)

  Shares
    or
 Principal                    Security                      Market
  Amount                     Description                    Value
-----------  -------------------------------------------   --------
U.S. Treasury Notes, continued:
  3,450,000  7.00%, 7/15/06.............................   $  3,584

                                                           --------
   Total U.S. Treasury Notes                                 23,439
                                                           --------
Investment Companies (0.7%):
  1,084,213  Parkstone Prime Obligation Fund
                Institutional Shares....................      1,084

                                                           --------
   Total Investment Companies                                 1,084
                                                           --------

   Total Investments, at value                              134,553
                                                           --------


Repurchase Agreements (10.1%):
 15,174,000  Goldman Sachs, 6.90%, 1/2/97
                (Collateralized by 16,106 Federal
                National Mortgage Assoc. securities,
                6.19%, 10/25/23, market value--$15,478)..  $ 15,174

                                                           --------
   Total Repurchase Agreements                               15,174
                                                           --------
   Total (Cost-- $137,598)(a)                              $149,727
                                                           ========

--------------------
Percentages indicated are based on net assets of $150,946.
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

              Unrealized appreciation ........................  $ 13,524
              Unrealized depreciation ........................    (1,395)
                                                                ---------
              Net unrealized appreciation ....................  $ 12,129
                                                                =========

(b)  Represents non-income producing securities.

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Limited Maturity Bond Fund                                           (Unaudited)
(Amounts in Thousands)


Principal                 Security                 Market
 Amount                 Description                Value
--------- --------------------------------------- ---------
Commercial Paper (8.3%):
Financial Services (3.2%):
    5,000   UBS Financial, 8.00%, 1/2/97  ......  $  4,998
                                                  ---------
Manufacturing-Capital Goods (2.5%):
    4,000   Dover Corp., 5.75%, 1/27/97  .......     3,983
                                                  ---------
Natural Resources (2.6%):
    4,000   South Carolina Fuel, 5.85%,
              1/23/97  .........................     3,985
                                                  ---------
  Total Commercial Paper                            12,966
                                                  ---------
Corporate Bonds (63.0%):
Aerospace (0.6%):
    1,000   British Aerospace Finance, 7.50%,
              6/11/97*  ........................     1,006
                                                  ---------
Airline Leasing (2.0%):
    3,093   Alps, 7.15%, 9/15/04, Series 94-1 ..     3,126
                                                  ---------
Asset-Backed (6.7%):
    3,000   General Electric Capital Services,
              Inc., 7.50%, 5/25/20  ............     3,023
      422   Greentree Financial Corp., 5.60%,
              4/15/19, Series 1994-I, Class A1 .       422
    1,410   Greentree Financial Corp., 5.90%,
              1/15/21, Series 1995-F ...........     1,412
    2,267   Green Tree Home Improvement Loan
              Trust, 7.85%, 7/15/09  ...........     2,335
      228   Merrill Lynch Mortgage Investors,
              Inc., 9.80%, 10/15/08  ...........       230
    3,203   Structured Asset Securities Corp.,
              5.75%, 2/25/08  ..................     3,181
                                                  ---------
                                                    10,603
                                                  ---------
Automotive Finance (0.7%):
    1,076   USAA Auto Loan Grantor Trust, Series
              1993-1A, 3.90%, 3/15/99  .........     1,076
                                                  ---------
Banking (2.7%):
    3,000   Barclays, 11.63%, 5/1/03  ..........     3,195
    1,000   Wachovia Bank, 6.70%, 4/14/99  .....     1,010
                                                  ---------
                                                     4,205
                                                  ---------
Electric Utility (4.8%):
    1,750   Iberdola Corp., 7.50%, 10/1/02  ....     1,818
    2,675   National Rural Utilities, 9.64%,
              5/19/97  .........................     2,708
    3,000   Southern California Edison, 5.90%,
              1/15/97  .........................     3,000
                                                  ---------
                                                     7,526
                                                  ---------
Financial Services (21.9%):
    5,000   AT&T Capital Corp., 6.49%, 5/17/99..     5,000
    5,000   Corp. Andina De Fomento, 7.38%,
              7/21/00  .........................     5,056
    3,000   Fletcher Challenge, 9.25%, 5/15/97..     3,038
    5,000   Lehman Brothers Holdings, 6.89%,
              10/10/00  ........................     5,000
    5,000   Salomon Inc., 6.63%, 11/30/00  .....     4,963
    5,000   Sanwa Business Credit., Corp, 7.25%,
              9/15/01  .........................     5,106
      990   Structured Asset Securities Co.,
              7.50%, 11/13/26  .................       996
    5,000   USAA Capital Corp., 6.55%, 9/20/99..     5,031
                                                  ---------
                                                    34,190
                                                  ---------
Foreign Electric Utility (2.6%):
    4,000   Matshushita Electric Ind., 7.25%,
              8/1/02  ..........................     4,120
                                                  ---------
Gas Utility (2.5%):
    3,750   British Gas & Finance, 8.38%,
              9/8/99  ..........................     3,927
                                                  ---------
Government Agency (2.3%):
    3,474   Government Trust Certificates,
              8.55%, 11/15/97  .................     3,516
                                                  ---------
Governments(Foreign) (3.9%):
    4,000   Republic of Slovenia, 7.00%,
              8/6/01  ..........................     4,040
    2,000   Republic of Slovenia, 7.00%,
              8/6/01  ..........................     2,025
                                                  ---------
                                                     6,065
                                                  ---------
Homebuilding & Related Financial Services (2.5%):
    3,777   LB Mortgage Trust, 8.00%, 3/20/99,
              Series 91-92, Class A1 ...........     3,843
                                                  ---------
Industrial Goods & Services (2.6%):
    4,000   Sears, Roebuck Acceptance Corp,
              7.13%, 9/12/01  ..................     4,065
                                                  ---------
Leasing (5.9%):
    4,300   Erac USA Finance Co., 6.35%,             4,241
              1/15/01  .........................
    4,750   Hertz Corp., 9.50%, 5/15/98  .......     4,958
                                                  ---------
                                                     9,199
                                                  ---------
Oil Products & Services (1.3%):
    2,000   Burmah Castrol BV, 7.00%, 12/15/97       2,023
                                                  ---------

  Total Corporate Bonds                             98,490
                                                  ---------

Foreign (1.3%):
    2,000   Tokyo Metro Government, 10.38%,
              10/20/97  ........................     2,068
                                                  ---------
  Total Foreign                                      2,068
                                                  ---------

U.S. Government Agencies (1.3%):
Lehman FHA - Title 1 Loan Trust
    2,000   6.78%, 3/25/08......................     2,010
                                                  ---------
  Total U.S. Government Agencies                     2,010
                                                  ---------

U.S. Treasury Bills (1.9%):
    3,000   12/31/97............................     2,989
                                                  ---------
  Total U.S. Treasury Bills                          2,989
                                                  ---------

U.S. Treasury Notes (18.9%):
    2,100   6.25%, 6/30/98......................     2,114
    5,000   6.38%, 5/15/99......................     5,044
    8,300   7.75%, 1/31/00......................     8,682
    4,300   6.63%, 7/31/01......................     4,367
    9,350   6.25%, 10/31/01.....................     9,354
                                                  ---------
  Total U.S. Treasury Notes                         29,561
                                                  ---------
  Total Investments, at value                      148,084
                                                  ---------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Limited Maturity Bond Fund                                           (Unaudited)
(Amounts in Thousands)

Principal                 Security                 Market
 Amount                 Description                Value
--------- --------------------------------------- ---------
Repurchase Agreements (3.7%):
    5,863   Goldman Sachs, 6.90%, 1/2/97
             (Collateralized by 10,549 various
             U.S. Government Agency
             securities, 5.50% - 7.50%, 6/1/03
             - 7/1/27, market value--$5,969)....     5,863
                                                  ---------
  Total Repurchase Agreements                        5,863
                                                  ---------
  Total (Cost--$154,837)(a)                       $153,947
                                                  =========

-------------
Percentages indicated are based on net assets of $156,409.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securitites as follows:

                   Unrealized appreciation ..................................... $   620
                   Unrealized depreciation .....................................  (1,510)
                                                                                 -------
                   Net unrealized depreciation ................................. $  (890)
                                                                                 =======

* Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933.




See notes to financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Schedule of Portfolio Investments

-------------------------------------------------------------------------------

THE PARKSTONE GROUP OF FUNDS
                                                 DECEMBER 31, 1996
Intermediate Government Obligations Fund               (UNAUDITED)
(Amounts in Thousands)


 Principal                    Security                      Market
  Amount                     Description                    Value
----------- --------------------------------------------  ----------
Asset Backed Bonds (1.8%):
      4,025  General Electric Capital Services, Inc.,
                7.50%, 5/25/20  ........................   $  4,055
                                                           ---------
   Total Asset Backed Bonds                                   4,055
                                                           ---------
Collateralized Mortgage Obligations (1.3%):
        539  Drexel Burnham Lambert Trust, 8.60%,
                6/1/15  ................................        544
        680  Goldman Sachs, 9.95%, 11/1/17  ............        698
      1,372  Government Trust Certificates, 8.55%,
                11/15/97  ..............................      1,388
        577  Merrill Lynch Trust, 0.00%, 5/1/13  .......        432
                                                           ---------
   Total Collateralized Mortgage Obligations                  3,062
                                                           ---------

U.S. Government Agencies (28.3%):
Federal Home Loan Mortgage Corp.
         12  6.50%, 3/1/97 , Pool 294286................         12
      1,242  8.00%, 11/1/09 , Pool 538235...............      1,263
Federal National Mortgage Assoc.
      6,000  7.38%, 3/28/05  ...........................      6,268
      7,000  7.50%, 8/25/22, Series 1994-93 ............      7,246
      1,862  8.25%, 7/1/17 , Pool #124439...............      1,908
      1,767  9.00%, 8/1/09 , Pool #84251................      1,854
      1,066  9.00%, 7/25/20, Series 90-84 ..............      1,126
      2,883  9.25%, 4/25/18 , Pool # 1988-7.............      3,094
      2,582  11.50%, 5/1/10 , Pool # 313025.............      2,781
      4,139  13.00%, 8/1/15 , Pool # 100044.............      4,896
GMAC FHA Project Loans
      3,096  7.43%, 7/1/21  ............................      3,137
Government National Mortgage Assoc.
      6,987  7.00%, 12/15/23 , Pool #780406.............      6,860
      4,405  7.00%, 1/20/25 , Pool # 8587...............      4,507
      7,470  7.50%, 8/15/25 , Pool #780213..............      7,500
         98  9.00%, 9/15/04 , Pool # 4029...............        103
         60  9.00%, 10/15/04 , Pool # 4265..............         64
         79  9.00%, 12/15/04 , Pool # 4309..............         83
         65  9.00%, 12/15/04 , Pool # 4790..............         68
         70  9.00%, 12/15/04 , Pool # 4991..............         73
        116  9.00%, 1/15/05 , Pool # 4610...............        122
         39  9.00%, 1/15/05 , Pool # 4820...............         41
         47  9.00%, 1/15/05 , Pool # 4921...............         49
         29  9.00%, 1/15/05 , Pool # 4961...............         30
         66  9.00%, 4/15/05 , Pool # 8328...............         69
        140  9.00%, 9/15/08 , Pool # 24863..............        148
        158  9.00%, 9/15/08 , Pool # 25395..............        166
        181  9.00%, 10/15/08 , Pool # 23554.............        191
        162  9.00%, 12/15/08 , Pool # 28156.............        171
         81  9.00%, 12/15/08 , Pool # 29022.............        86
         76  9.00%, 2/15/09 , Pool # 30538..............         80
         73  9.00%, 4/15/09 , Pool # 31183..............         77
         81  9.00%, 4/15/09 , Pool # 31362..............         85
        227  9.00%, 5/15/09 , Pool # 34103..............        239
         83  9.00%, 5/15/09 , Pool # 38055..............         87
        237  9.50%, 12/20/13 , Pool # 119221............        255
        252  9.50%, 10/20/14 , Pool # 121161............        271
         20  9.50%, 12/20/15 , Pool # 000456............         21
         71  9.50%, 1/20/16 , Pool # 149721.............         76
        376  9.50%, 2/20/16 , Pool # 150634.............        403
        135  9.50%, 3/20/16 , Pool # 149729.............        145
        542  9.50%, 4/20/16 , Pool # 149718.............        582
        465  9.50%, 4/20/16 , Pool # 152042.............        498
         83  9.50%, 5/20/16 , Pool # 158468.............         89
        108  9.50%, 5/20/16 , Pool # 160304.............        115
        540  9.50%, 6/20/16 , Pool # 166048.............        579
        232  9.50%, 7/20/16 , Pool # 002590.............        249
        132  9.50%, 9/20/16 , Pool # 002626.............        142
        171  9.50%, 9/20/16 , Pool # 170929.............        184
        136  9.50%, 8/20/17 , Pool # 214044.............        146
        722  9.50%, 9/20/17 , Pool # 836................        774
        146  9.50%, 9/20/17 , Pool # 235042.............        157
         76  9.50%, 6/20/18 , Pool # 250860.............         82
         24  9.50%, 8/20/18 , Pool # 001038.............         25
         98  9.50%, 12/20/18 , Pool # 263506............        105
         32  9.50%, 12/20/19 , Pool # 001309............         34
         60  9.50%, 1/20/20 , Pool # 1327...............         64
         85  9.50%, 2/20/21 , Pool # 21561..............         90

Guaranteed Export Trust
        798  6.61%, 6/15/99, Series 94-d ...............        805

Panama Aid
      4,695  6.66%, 12/31/03  ..........................      4,676
                                                           ---------
   Total U.S. Government Agencies                            65,051
                                                           ---------
U.S. Treasury Notes (69.2%):
     11,700  5.63%, 11/30/98............................     11,646
     19,600  6.13%, 8/31/98.............................     19,688
     23,600  6.25%, 6/30/98.............................     23,757
      5,000  6.25%, 10/31/01............................      5,003
     46,100  6.38%, 3/31/01.............................     46,415
     11,600  6.50%, 8/31/01.............................     11,726
      2,000  7.00%, 7/15/06.............................      2,078
     14,900  7.75%, 11/30/99............................     15,566
     10,800  7.75%, 1/31/00.............................     11,299
     10,600  7.88%, 11/15/04............................     11,567
                                                           ---------
   Total U.S. Treasury Notes                                158,745
                                                           ---------
   Total Investments, at value                              230,913
                                                           ---------


Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------

THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Intermediate Government Obligations Fund                             (UNAUDITED)
(Amounts in Thousands)

 Principal                    Security                      Market
  Amount                     Description                    Value
 ---------     -----------------------------------------  ---------
Repurchase Agreements (0.2%):
        553  Goldman Sachs, 6.90%, 1/2/97,
                (Collateralized by 593 Federal National
                Mortgage Assoc., 7.00%, 2/1/26, market
                value--$564).............................  $    553
                                                           --------
   Total Repurchase Agreements                                  553
                                                           --------
   Total (Cost-- $231,146)(a)                              $231,466
                                                           ========

---------------

Percentages indicated are based on net assets of $229,553.
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation .................................. $  1,381
          Unrealized depreciation ..................................   (1,061)
                                                                     --------
          Net unrealized appreciation .............................. $    320
                                                                     ========

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
U.S. Government Income Fund                                          (UNAUDITED)
(Amounts in Thousands)

 Principal                    Security                      Market
  Amount                     Description                    Value
-----------  ------------------------------------------   ---------
Corporate Bonds (1.9%):
Collateral Mortgage Obligations (1.9%):
        583  Cityfed Mortgage Trust, 10.00%, 1/1/18.....   $    578
      1,831  Drexel Burnham Lambert, Series H, Class 4,
                8.50%, 4/1/17...........................      1,873
      1,000  MDC Asset Investors Trust, 7.00%, 2/20/19..        975
        669  Prudential Bache Trust Series 12 Class F.,
                8.48%, 10/20/20.........................        710
                                                           ---------
   Total Corporate Bonds                                      4,136
                                                           ---------
U.S. Government Agencies (72.3%):
Federal Home Loan Mortgage Corp. (18.0%):

          1  7.00%, 1/1/02..............................          1
         85  8.00%, 12/1/01.............................         88
        230  8.00%, 2/1/02..............................        237
        132  8.00%, 3/1/02..............................        136
         59  8.00%, 4/1/02..............................         61
        161  8.00%, 6/1/02..............................        166
         42  8.00%, 7/1/02..............................         43
        357  8.00%, 9/1/02..............................        368
         63  8.75%, 8/1/02..............................         66
         44  8.75%, 6/1/04..............................         46
         80  8.75%, 3/1/05..............................         83
         78  8.75%, 12/1/06.............................         82
        232  8.75%, 8/1/07..............................        242
        161  8.75%, 1/1/08..............................        169
         61  8.75%, 3/1/08..............................         64
         21  8.75%, 4/1/08..............................         22
        145  8.75%, 5/1/08..............................        151
         57  8.75%, 7/1/08..............................         60
        129  8.75%, 10/1/08.............................        135
        193  8.75%, 11/1/08.............................        202
        139  8.75%, 3/1/09..............................        146
         17  8.75%, 5/1/09..............................         17
         68  8.75%, 8/1/09..............................         71
         96  8.75%, 9/1/09..............................        100
         55  8.75%, 2/1/10..............................         58
        129  8.75%, 6/1/10..............................        135
        159  8.75%, 8/1/10..............................        166
         88  8.75%, 12/1/10.............................         92
         26  8.75%, 7/1/12..............................         28
        191  8.75%, 10/1/14.............................        200
         20  8.75%, 6/1/16..............................         21
        194  8.75%, 8/1/16..............................        203
         26  8.75%, 1/1/17..............................         27
        356  8.75%, 2/1/17..............................        372
         57  8.75%, 3/1/17..............................         59
        851  8.75%, 5/1/17..............................        890
        115  8.75%, 7/1/17..............................        121
         55  8.75%, 8/1/17..............................         57
        150  9.00%, 6/1/01..............................        157
        232  9.00%, 7/1/01..............................        241
        136  9.00%, 8/1/01..............................        143
         25  9.00%, 9/1/01..............................         26
         28  9.00%, 12/1/01.............................         29
         52  9.00%, 1/1/02..............................         55
         76  9.00%, 3/1/02..............................         80
         26  9.00%, 2/1/05..............................         27
        140  9.00%, 8/1/05..............................        145
        343  9.00%, 12/1/05.............................        357
         94  9.00%, 1/1/06..............................         98
        163  9.00%, 1/1/08..............................        172
        203  9.00%, 9/1/09..............................        211
        176  9.00%, 11/1/09.............................        186
        369  9.00%, 2/1/10..............................        389
      1,732  9.00%, 6/1/14..............................      1,829
         32  9.00%, 10/1/16.............................         34
      1,936  9.00%, 10/1/17.............................      2,045
         46  9.50%, 3/1/01..............................         49
        157  9.50%, 7/1/01..............................        165
         99  9.50%, 9/1/01..............................        104
        159  9.50%, 10/1/01.............................        167
        103  9.50%, 11/1/01.............................        109
         87  9.50%, 12/1/01.............................         91
         57  9.50%, 6/1/02..............................         60
        193  9.50%, 9/1/02..............................        204
         22  9.50%, 10/1/02.............................         23
         25  9.50%, 11/1/02.............................         26
         96  9.50%, 12/1/02.............................        101
        459  9.50%, 2/1/03..............................        483
         85  9.50%, 6/1/03..............................         90
         91  9.50%, 10/1/03.............................         95
         54  9.50%, 11/1/03.............................         57
        142  9.50%, 12/1/03.............................        150
        146  9.50%, 5/1/04..............................        154
        463  9.50%, 6/1/04..............................        488
         31  9.50%, 7/1/04..............................         32
         97  9.50%, 9/1/04..............................        103
         82  9.50%, 10/1/04.............................         87
         91  9.50%, 5/1/05..............................         96
      3,011  9.50%, 6/1/11..............................      3,233
      4,624  9.50%, 12/15/18............................      4,810
      1,473  9.50%, 10/1/20.............................      1,593
         24  10.00%, 7/1/00.............................         26
         19  10.00%, 9/1/00.............................         20
         94  10.00%, 12/1/00............................         99
         13  10.00%, 1/1/01.............................         13
         56  10.00%, 2/1/01.............................         59
        163  10.00%, 3/1/01.............................        173
         19  10.00%, 4/1/01.............................         20
          7  10.00%, 7/1/01.............................          7
         64  10.00%, 8/1/01.............................         67
        176  10.00%, 9/1/01.............................        186

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
U.S. Government Income Fund                                          (UNAUDITED)
(Amounts in Thousands)

 Principal                    Security                      Market
  Amount                     Description                    Value
-----------  ------------------------------------------   ---------
U.S. Government Agencies, continued:
Federal Home Loan Mortgage Corp., continued:
        142  10.00%, 10/1/01............................   $    151
         53  10.00%, 11/1/01............................         56
        262  10.00%, 10/1/02............................        276
         22  10.00%, 11/1/02............................         23
        146  10.00%, 12/1/02............................        154
        144  10.00%, 3/1/03.............................        152
         46  10.00%, 9/1/03.............................         48
        211  10.00%, 10/1/03............................        223
         29  10.00%, 11/1/03............................         31
         85  10.00%, 12/1/03............................         90
         44  10.00%, 2/1/04.............................         47
        261  10.00%, 3/1/04.............................        275
        252  10.00%, 4/1/04.............................        266
        197  10.00%, 5/1/04.............................        208
        333  10.00%, 6/1/04.............................        352
         79  10.00%, 8/1/04.............................         83
         77  10.00%, 5/1/05.............................         81
         89  10.00%, 6/1/05.............................         94
      1,057  10.00%, 9/1/16.............................      1,142
         60  10.50%, 8/1/99.............................         63
        190  10.50%, 6/1/00.............................        200
        327  10.50%, 7/1/00.............................        346
         52  10.50%, 8/1/00.............................         55
         82  10.50%, 9/1/00.............................         86
        337  10.50%, 10/1/00............................        356
        764  10.50%, 11/1/00............................        806
        256  10.50%, 12/1/00............................        270
        241  10.50%, 1/1/01.............................        255
         31  10.50%, 2/1/01.............................         33
         39  10.50%, 3/1/01.............................         41
          4  10.50%, 4/1/01.............................          4
        124  10.50%, 11/1/02............................        131
        219  10.50%, 12/1/02............................        231
         16  10.50%, 2/1/03.............................         17
         68  10.50%, 4/1/04.............................         72
         19  10.50%, 5/1/04.............................         20
        290  10.50%, 7/1/04.............................        306
         21  11.00%, 4/1/00.............................         22
        191  11.00%, 5/1/00.............................        202
        218  11.00%, 8/1/00.............................        231
        174  11.00%, 9/1/00.............................        183
        631  11.00%, 10/1/00............................        666
        112  11.00%, 1/1/01.............................        118
        197  11.00%, 2/1/01.............................        208
        507  11.00%, 4/1/01.............................        535
          2  11.50%, 9/1/98.............................          2
         19  11.50%, 3/1/99.............................         20
        114  11.50%, 7/1/99.............................        121
         27  11.50%, 9/1/99.............................         28
          3  11.50%, 1/1/00.............................          3
         95  11.50%, 2/1/00.............................        101
        276  11.50%, 5/1/00.............................        294
         15  11.50%, 7/1/00.............................         16
         24  11.50%, 9/1/00.............................         25
         65  11.50%, 10/1/00............................         70
         70  11.50%, 11/1/00............................         75
          9  11.50%, 12/1/00............................         10
         90  11.50%, 1/1/01.............................         97
         18  11.50%, 4/1/01.............................         19
         78  11.75%, 1/1/13.............................         88
         42  11.75%, 6/1/14.............................         48
        101  11.75%, 5/1/15.............................        114
         20  12.00%, 11/1/99............................         21
          6  12.00%, 12/1/99............................          7
        116  12.00%, 1/1/00.............................        124
        239  12.00%, 3/1/00.............................        257
        391  12.00%, 4/1/00.............................        419
         50  12.00%, 5/1/00.............................         54
         19  12.00%, 6/1/00.............................         20
         41  12.00%, 7/1/00.............................         44
         73  12.00%, 9/1/00.............................         78
         42  12.00%, 11/1/00............................         45
        119  12.00%, 11/1/01............................        127
      1,667  12.25%, 8/1/15.............................      1,907
         46  12.50%, 7/1/99.............................         50
         34  12.50%, 8/1/99.............................         37
        201  12.50%, 10/1/99............................        217
         34  12.50%, 11/1/99............................         36
         49  12.50%, 7/1/00.............................         52
         98  12.50%, 4/1/01.............................        105
Federal National Mortgage Assoc. (9.4%):
      3,000  7.50%, 8/25/22.............................      3,105
      1,369  8.50%, 9/1/07..............................      1,418
         50  9.00%, 4/1/97..............................         51
        106  9.00%, 9/1/97..............................        109
        102  9.00%, 10/1/97.............................        105
         21  9.00%, 11/1/97.............................         21
      7,075  9.00%, 10/25/00............................      7,517
         78  9.00%, 11/1/06.............................         82
      1,919  9.00%, 7/25/20.............................      2,027
         29  9.50%, 6/1/97..............................         30
         71  10.00%, 10/1/00............................         75
         20  10.00%, 3/1/01.............................         21
         81  10.00%, 4/1/01.............................         85
         41  10.00%, 8/1/01.............................         43
         58  10.00%, 10/1/01............................         62
         26  10.00%, 11/1/01............................         28
         58  10.00%, 12/1/02............................         61
        180  10.00%, 1/1/03.............................        191
          8  10.00%, 1/1/04.............................          8
          0  10.00%, 6/1/04.............................          2
          7  10.00%, 8/1/05.............................          7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                      DECEMBER 31, 1996
U.S. Government Income Fund                             (UNAUDITED)
(Amounts in Thousands)

 Principal                    Security                      Market
  Amount                     Description                    Value
----------  ----------------------------------------------  -------
U.S. Government Agencies, continued:
Federal National Mortgage Assoc., continued:

        254  10.00%, 10/1/05............................   $    267
        155  10.00%, 11/1/05............................        163
        692  10.00%, 1/1/07.............................        731
        154  10.50%, 9/1/00.............................        161
         66  10.50%, 10/1/00............................         70
         68  10.50%, 11/1/00............................         72
         48  10.50%, 12/1/00............................         51
         20  10.50%, 1/1/01.............................         21
        114  10.50%, 2/1/01.............................        120
         12  10.50%, 6/1/01.............................         12
         50  10.50%, 8/1/01.............................         53
         93  10.50%, 1/1/04.............................         98
         32  10.50%, 2/1/04.............................         34
         38  10.50%, 5/1/04.............................         40
        159  11.00%, 8/1/00.............................        168
        107  11.00%, 10/1/00............................        113
         78  11.00%, 11/1/00............................         82
         56  11.00%, 12/1/00............................         59
        134  11.00%, 1/1/01.............................        141
         20  11.00%, 2/1/01.............................         21
        130  11.00%, 6/1/01.............................        138
        307  11.00%, 9/1/06.............................        325
         75  11.25%, 6/1/13.............................         84
        115  11.25%, 5/1/14.............................        129
          9  11.50%, 11/1/98............................         10
         10  11.50%, 12/1/98............................         11
         24  11.50%, 11/1/99............................         26
         41  11.50%, 2/1/00.............................         44
         30  11.50%, 3/1/00.............................         32
         27  11.50%, 6/1/00.............................         29
         53  11.50%, 8/1/00.............................         57
         52  11.50%, 9/1/00.............................         56
         88  11.50%, 11/1/00............................         94
         31  11.50%, 12/1/00............................         34
         14  11.50%, 1/1/01.............................         15
        129  11.50%, 2/1/01.............................        138
          7  12.00%, 1/1/99.............................          7
         22  12.00%, 7/1/99.............................         24
          2  12.00%, 10/1/99............................          2
         25  12.00%, 4/1/00.............................         27
         58  12.00%, 5/1/00.............................         63
         98  12.00%, 7/1/00.............................        106
         74  12.00%, 8/1/00.............................         79
         35  12.00%, 9/1/00.............................         38
        103  12.00%, 10/1/00............................        110
         57  12.50%, 2/1/00.............................         61
         17  12.50%, 4/1/00.............................         19
         11  12.50%, 5/1/00.............................         12
         99  12.50%, 6/1/00.............................        106
        157  12.50%, 7/1/00.............................        168
        525  12.50%, 5/1/15.............................        597

Government National Mortgage Assoc. (44.8%):

      4,120  6.50%, 11/15/23............................   $  3,951
      3,639  7.00%, 12/15/23............................      3,574
        120  8.50%, 8/15/03.............................        127
         41  9.00%, 10/15/04............................         43
         90  9.00%, 11/15/04............................         94
        142  9.00%, 12/15/04............................        149
        115  9.00%, 1/15/05.............................        122
         98  9.00%, 2/15/05.............................        104
         78  9.00%, 3/15/05.............................         82
         91  9.00%, 9/15/08.............................         96
        691  9.00%, 10/15/08............................        726
        149  9.00%, 11/15/08............................        157
        503  9.00%, 12/15/08............................        530
         39  9.00%, 1/15/09.............................         41
        145  9.00%, 2/15/09.............................        153
        203  9.00%, 3/15/09.............................        214
        219  9.00%, 4/15/09.............................        230
        323  9.00%, 5/15/09.............................        339
         60  9.00%, 6/15/09.............................         63
         57  9.00%, 1/15/10.............................         60
        117  9.00%, 10/15/10............................        123
         75  9.00%, 4/15/16.............................         79
        812  9.00%, 10/20/16............................        849
        798  9.00%, 6/20/19.............................        834
        427  9.00%, 12/20/19............................        446
        560  9.00%, 3/20/20.............................        585
         23  9.50%, 9/15/98.............................         25
         29  9.50%, 5/15/99.............................         30
         43  9.50%, 4/15/01.............................         45
        105  9.50%, 10/15/01............................        112
        132  9.50%, 11/20/01............................        142
         77  9.50%, 11/15/02............................         81
        102  9.50%, 3/20/03.............................        110
         40  9.50%, 7/15/03.............................         42
        146  9.50%, 2/15/04.............................        154
        159  9.50%, 7/15/04.............................        169
        119  9.50%, 2/15/05.............................        126
        127  9.50%, 4/15/05.............................        134
         50  9.50%, 5/15/05.............................         52
         59  9.50%, 6/15/05.............................         63
        119  9.50%, 12/15/05............................        127
        157  9.50%, 9/15/06.............................        166
      1,199  9.50%, 6/15/09.............................      1,295
      2,225  9.50%, 7/15/09.............................      2,405
      2,301  9.50%, 8/15/09.............................      2,486
      2,898  9.50%, 9/15/09.............................      3,128
      4,392  9.50%, 10/15/09............................      4,743
      1,057  9.50%, 11/15/09............................      1,142
        342  9.50%, 12/15/09............................        370
        176  9.50%, 4/15/13.............................        190
         63  9.50%, 7/15/13.............................         69

78

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
U.S. Government Income Fund                                          (UNAUDITED)
(Amounts in Thousands)

 Principal                    Security                      Market
  Amount                     Description                    Value
-----------  ------------------------------------------   ---------
U.S. Government Agencies, continued:
Government National Mortgage Assoc., continued:

          8  9.50%, 11/15/15............................   $      8
        154  9.50%, 2/15/16.............................        167
        356  9.50%, 3/15/16.............................        385
        544  9.50%, 4/15/16.............................        587
        890  9.50%, 5/15/16.............................        962
        950  9.50%, 6/15/16.............................      1,026
        446  9.50%, 7/15/16.............................        483
        452  9.50%, 8/15/16.............................        488
        699  9.50%, 9/15/16.............................        755
        185  9.50%, 10/15/16............................        200
        190  9.50%, 11/15/16............................        206
        284  9.50%, 12/15/16............................        307
        257  9.50%, 1/15/17.............................        278
         68  9.50%, 2/15/17.............................         74
        103  9.50%, 3/15/17.............................        112
         99  9.50%, 4/15/17.............................        107
        413  9.50%, 6/15/17.............................        447
        290  9.50%, 7/15/17.............................        312
        586  9.50%, 8/15/17.............................        632
        757  9.50%, 9/15/17.............................        817
        327  9.50%, 10/15/17............................        353
         37  9.50%, 11/15/17............................         40
         61  9.50%, 12/15/17............................         67
         48  9.50%, 1/15/18.............................         52
        103  9.50%, 2/15/18.............................        111
         28  9.50%, 3/15/18.............................         31
        277  9.50%, 4/15/18.............................        300
        175  9.50%, 5/15/18.............................        190
        288  9.50%, 6/15/18.............................        312
        276  9.50%, 7/15/18.............................        298
        407  9.50%, 8/15/18.............................        440
        218  9.50%, 9/15/18.............................        236
         37  9.50%, 10/15/18............................         40
         66  9.50%, 11/15/18............................         72
        263  9.50%, 12/15/18............................        285
        142  9.50%, 1/15/19.............................        154
        271  9.50%, 2/15/19.............................        293
         60  9.50%, 3/15/19.............................         65
        103  9.50%, 4/15/19.............................        112
        117  9.50%, 8/15/19.............................        126
         59  9.50%, 9/15/19.............................         63
         41  9.50%, 10/15/19............................         44
        174  9.50%, 11/15/19............................        188
        123  9.50%, 12/15/19............................        133
         35  9.50%, 1/15/20.............................         38
         56  9.50%, 2/15/20.............................         61
        107  9.50%, 3/15/20.............................        116
         22  9.50%, 4/15/20.............................         23
        207  9.50%, 5/15/20.............................        224
        119  9.50%, 6/15/20.............................        128
         13  9.50%, 7/15/20.............................         14
        146  9.50%, 8/15/20.............................        159
         22  9.50%, 9/15/20.............................         23
         75  9.50%, 10/15/20............................         80
         99  9.50%, 11/15/20............................        107
         42  9.50%, 2/15/21.............................         46
        995  9.50%, 4/15/21.............................      1,075
        117  9.50%, 5/15/21.............................        127
         76  9.50%, 6/15/21.............................         83
         83  9.50%, 7/15/21.............................         90
         19  9.50%, 8/15/21.............................         21
        104  9.50%, 11/15/21............................        112
         48  9.50%, 5/15/22.............................         52
         99  10.00%, 9/20/00............................        106
         47  10.00%, 11/20/00...........................         50
         22  10.00%, 12/15/00...........................         23
          7  10.00%, 1/15/01............................          8
        108  10.00%, 2/15/01............................        115
        153  10.00%, 3/15/01............................        163
         12  10.00%, 4/15/01............................         13
         13  10.00%, 1/15/03............................         14
         51  10.00%, 1/20/03............................         55
         60  10.00%, 9/15/03............................         64
         16  10.00%, 12/15/03...........................         17
        117  10.00%, 3/15/04............................        124
         72  10.00%, 4/15/04............................         77
        527  10.00%, 5/15/04............................        559
        260  10.00%, 6/15/04............................        276
         44  10.00%, 6/20/04............................         47
         88  10.00%, 7/15/04............................         93
         50  10.00%, 8/15/04............................         53
         25  10.00%, 9/15/04............................         27
         52  10.00%, 10/15/04...........................         55
         39  10.00%, 5/15/05............................         41
        216  10.00%, 7/15/06............................        229
         12  10.50%, 12/15/97...........................         12
         18  10.50%, 3/15/98............................         19
         30  10.50%, 4/15/98............................         32
         44  10.50%, 5/15/98............................         46
         40  10.50%, 6/15/98............................         42
         17  10.50%, 8/15/98............................         18
         20  10.50%, 11/15/98...........................         21
          9  10.50%, 2/15/99............................          9
          7  10.50%, 3/15/99............................          8
         34  10.50%, 9/15/00............................         36
         63  10.50%, 10/15/00...........................         67
        109  10.50%, 11/15/00...........................        115
         14  10.50%, 12/15/00...........................         15
          5  10.50%, 1/15/01............................          5
         17  10.50%, 2/15/01............................         18
        119  10.50%, 2/20/01............................        125
         49  10.50%, 8/15/01............................         53

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
U.S. Government Income Fund                                          (UNAUDITED)
(Amounts in Thousands)

 Principal                    Security                      Market
  Amount                     Description                    Value
-----------  ------------------------------------------   ---------
U.S. Government Agencies, continued:
Government National Mortgage Assoc., continued:
         54  10.50%, 12/20/04...........................   $     56
          8  11.00%, 12/15/97...........................          9
         27  11.00%, 1/15/98............................         29
          5  11.00%, 2/15/98............................          5
          5  11.00%, 4/15/98............................          6
         66  11.00%, 11/15/98...........................         70
         26  11.00%, 12/15/98...........................         28
         20  11.00%, 4/15/00............................         21
        211  11.00%, 5/15/00............................        224
        162  11.00%, 6/15/00............................        172
         49  11.00%, 8/15/00............................         51
        153  11.00%, 9/15/00............................        162
         13  11.00%, 10/15/00...........................         14
        186  11.00%, 11/15/00...........................        197
        254  11.00%, 12/15/00...........................        271
        232  11.00%, 1/15/01............................        247
         32  11.00%, 1/20/01............................         34
         60  11.00%, 2/15/01............................         64
        148  11.00%, 3/15/04............................        159
         64  11.00%, 6/15/04............................         68
        148  11.00%, 8/15/04............................        158
         27  11.50%, 1/15/99............................         29
         11  11.50%, 6/15/99............................         12
         12  11.50%, 7/15/99............................         13
         51  11.50%, 9/15/99............................         54
         46  11.50%, 10/15/99...........................         49
         22  11.50%, 1/20/00............................         23
         42  11.50%, 2/15/00............................         45
          5  11.50%, 3/15/00............................          6
          9  11.50%, 4/15/00............................         10
        101  11.50%, 5/15/00............................        108
          2  11.50%, 6/15/00............................          2
         30  11.50%, 7/15/00............................         32
         19  11.50%, 8/15/00............................         21
          5  11.50%, 12/15/00...........................          5
        134  11.50%, 6/20/04............................        148
         17  11.50%, 3/15/11............................         19
         20  11.50%, 4/15/13............................         23
         39  11.50%, 6/15/13............................         43
         36  11.50%, 8/15/13............................         41
         57  11.50%, 9/20/13............................         63
          3  11.50%, 10/20/13...........................          3
          5  11.50%, 11/20/13...........................          6
         72  11.50%, 8/15/14............................         81
         31  11.50%, 10/15/14...........................         35
         81  11.50%, 5/15/15............................         92
         26  11.50%, 6/20/15............................         29
         10  11.50%, 12/15/15...........................         11
        108  11.50%, 3/20/18............................        119
        129  11.50%, 4/20/19............................        143
         61  11.50%, 5/20/19............................         67
         59  11.50%, 5/20/21............................         65
         18  11.75%, 12/15/97...........................         20
          6  11.75%, 2/15/98............................          6
          6  11.75%, 9/15/98............................          6
         34  11.75%, 10/15/98...........................         35
          3  11.75%, 11/15/98...........................          3
         36  11.75%, 12/15/98...........................         39
         15  11.75%, 3/15/99............................         16
        104  11.75%, 4/15/99............................        115
        247  11.75%, 5/15/99............................        271
          7  12.00%, 9/15/98............................          8
         71  12.00%, 10/15/98...........................         75
         43  12.00%, 11/15/98...........................         46
         13  12.00%, 12/15/98...........................         14
         50  12.00%, 1/15/99............................         53
          5  12.00%, 2/15/99............................          6
         26  12.00%, 3/15/99............................         27
          1  12.00%, 5/20/99............................          1
         19  12.00%, 7/20/99............................         20
          8  12.00%, 8/20/99............................          9
        116  12.00%, 5/15/00............................        123
         80  12.00%, 6/15/00............................         85
         56  12.00%, 6/20/00............................         59
         33  12.00%, 7/15/00............................         35
         45  12.00%, 7/20/00............................         47
         51  12.00%, 8/20/00............................         53
         21  12.00%, 10/15/00...........................         22
         40  12.00%, 8/15/12............................         46
        138  12.00%, 11/15/12...........................        159
        344  12.00%, 12/15/12...........................        393
        146  12.00%, 1/15/13............................        166
         85  12.00%, 2/15/13............................         97
         39  12.00%, 3/15/13............................         45
          8  12.00%, 4/15/13............................          9
          1  12.00%, 5/15/13............................          1
        198  12.00%, 8/15/13............................        222
        160  12.00%, 9/15/13............................        181
         52  12.00%, 11/15/13...........................         59
         11  12.00%, 12/15/13...........................         13
        108  12.00%, 1/15/14............................        122
        103  12.00%, 2/15/14............................        118
        260  12.00%, 3/15/14............................        298
        101  12.00%, 4/15/14............................        117
        263  12.00%, 5/15/14............................        302
         46  12.00%, 6/15/14............................         53
         54  12.00%, 9/15/14............................         61
         37  12.00%, 12/15/14...........................         43
        158  12.00%, 1/15/15............................        181
        377  12.00%, 2/15/15............................        432
        414  12.00%, 3/15/15............................        474
        513  12.00%, 4/15/15............................        588

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
U.S. Government Income Fund                                          (UNAUDITED)
(Amounts in Thousands)


 Principal                    Security                      Market
  Amount                     Description                    Value
 ---------  -------------------------------------------     ------
U.S. Government Agencies, continued:
Government National Mortgage Assoc., continued:
        507  12.00%, 5/15/15............................   $    580
        860  12.00%, 6/15/15............................        984
        329  12.00%, 7/15/15............................        376
        179  12.00%, 8/15/15............................        205
        111  12.00%, 9/15/15............................        128
         64  12.00%, 10/15/15...........................         73
         25  12.00%, 11/15/15...........................         28
         28  12.00%, 12/15/15...........................         33
        124  12.00%, 1/15/16............................        142
         35  12.00%, 5/15/18............................         39
        247  12.50%, 4/15/10............................        285
        272  12.50%, 5/15/10............................        315
        325  12.50%, 6/15/10............................        375
         55  12.50%, 7/15/10............................         62
         35  12.50%, 8/15/10............................         40
        202  12.50%, 9/15/10............................        234
        142  12.50%, 10/15/10...........................        165
        555  12.50%, 11/15/10...........................        643
      1,184  12.50%, 12/15/10...........................      1,373
        326  12.50%, 1/15/11............................        378
          2  12.50%, 2/15/11............................          2
         26  12.50%, 3/15/11............................         30
         52  12.50%, 7/15/11............................         60
         49  12.50%, 8/15/11............................         56
         42  12.50%, 10/15/11...........................         49
          6  12.50%, 4/15/12............................          7
         32  12.50%, 3/15/13............................         37
        262  12.50%, 10/15/13...........................        305
         46  12.50%, 10/20/13...........................         53
        235  12.50%, 11/15/13...........................        273
         51  12.50%, 11/20/13...........................         58
        166  12.50%, 12/15/13...........................        191
         59  12.50%, 12/20/13...........................         67
        174  12.50%, 1/15/14............................        202
         85  12.50%, 3/15/14............................         98
        114  12.50%, 4/15/14............................        132
         30  12.50%, 4/20/14............................         35
          1  12.50%, 5/14/14............................          1
        392  12.50%, 5/15/14............................        455
        577  12.50%, 6/15/14............................        662
        100  12.50%, 6/20/14............................        114
        322  12.50%, 7/15/14............................        374
         85  12.50%, 7/20/14............................         97
         15  12.50%, 8/15/14............................         17
         39  12.50%, 8/20/14............................         44
         61  12.50%, 9/15/14............................         71
         21  12.50%, 9/20/14............................         25
         91  12.50%, 10/15/14...........................        106
         60  12.50%, 10/20/14...........................         68
         45  12.50%, 11/15/14...........................         52
         71  12.50%, 11/20/14...........................         80
        204  12.50%, 12/15/14...........................        236
        539  12.50%, 1/15/15............................        623
        337  12.50%, 2/15/15............................        391
        105  12.50%, 3/15/15............................        121
        283  12.50%, 4/15/15............................        329
        112  12.50%, 5/15/15............................        130
        163  12.50%, 5/20/15............................        185
         43  12.50%, 6/15/15............................         49
         60  12.50%, 6/20/15............................         69
         21  12.50%, 7/15/15............................         24
         49  12.50%, 7/20/15............................         55
         17  12.50%, 8/15/15............................         20
         47  12.50%, 9/20/15............................         54
         93  12.50%, 10/15/15...........................        108
         31  12.50%, 11/20/15...........................         35
         92  12.50%, 1/20/16............................        104
        114  12.75%, 9/20/13............................        130
        110  12.75%, 11/20/13...........................        125
          6  12.75%, 12/20/13...........................          7
          1  12.75%, 2/20/14............................          1
         47  12.75%, 3/20/14............................         54
          3  12.75%, 8/20/14............................          4
          7  12.75%, 9/20/14............................          8
          3  12.75%, 10/20/14...........................          4
         98  12.75%, 12/20/14...........................        111
          1  12.75%, 7/20/15............................          2
         32  13.00%, 11/15/10...........................         36
        156  13.00%, 12/15/10...........................        176
        125  13.00%, 1/15/11............................        146
        268  13.00%, 2/15/11............................        315
        112  13.00%, 3/15/11............................        132
        379  13.00%, 4/15/11............................        447
          6  13.00%, 5/15/11............................          7
         31  13.00%, 7/15/11............................         37
          4  13.00%, 8/15/11............................          4
          2  13.00%, 10/15/11...........................          2
        122  13.00%, 1/15/12............................        143
         45  13.00%, 2/15/12............................         52
         13  13.00%, 5/15/12............................         15
          7  13.00%, 6/15/12............................          8
         11  13.00%, 7/15/12............................         13
          1  13.00%, 8/15/12............................          1
         13  13.00%, 9/15/12............................         15
         49  13.00%, 10/15/12...........................         58
        102  13.00%, 11/15/12...........................        121
         95  13.00%, 12/15/12...........................        112
        199  13.00%, 9/15/13............................        233
         10  13.00%, 9/20/13............................         12
        219  13.00%, 10/15/13...........................        258
         57  13.00%, 6/15/14............................         67
        237  13.00%, 7/15/14............................        276

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
U.S. Government Income Fund                                          (UNAUDITED)
(Amounts in Thousands)


 Principal                    Security                      Market
  Amount                     Description                    Value
 ---------   -------------------------------------------    ------
U.S. Government Agencies, continued:
Government National Mortgage Assoc., continued:
        270  13.00%, 8/15/14............................   $    310
         87  13.00%, 9/15/14............................        101
        283  13.00%, 10/15/14...........................        322
         87  13.00%, 10/20/14...........................         99
         60  13.00%, 11/15/14...........................         70
        114  13.00%, 12/15/14...........................        135
        140  13.00%, 12/20/14...........................        160
         44  13.00%, 1/15/15............................         52
         46  13.00%, 3/15/15............................         54
        111  13.00%, 6/15/15............................        130
         18  13.00%, 6/20/15............................         21
          8  13.00%, 8/20/15............................         10
        345  13.50%, 5/15/10............................        410
        123  13.50%, 6/15/10............................        145
        157  13.50%, 7/15/10............................        188
         31  13.50%, 8/15/10............................         36
         43  13.50%, 9/15/10............................         52
         79  13.50%, 4/15/11............................         96
        441  13.50%, 5/15/11............................        526
         13  13.50%, 8/15/11............................         15
         14  13.50%, 9/15/11............................         16
          9  13.50%, 2/15/12............................         10
        194  13.50%, 10/15/12...........................        230
        274  13.50%, 11/15/12...........................        325
         35  13.50%, 12/15/12...........................         41
        178  13.50%, 7/15/14............................        213
          2  13.50%, 7/20/14............................          3
        505  13.50%, 8/15/14............................        604
          6  13.50%, 8/20/14............................          7
        650  13.50%, 9/15/14............................        775
        124  13.50%, 9/20/14............................        142
        217  13.50%, 10/15/14...........................        258
         97  13.50%, 10/20/14...........................        110
        136  13.50%, 11/15/14...........................        162
         73  13.50%, 11/20/14...........................         83
         38  13.50%, 12/15/14...........................         46
         17  13.50%, 12/20/14...........................         20
         15  13.50%, 1/15/15............................         18
         16  13.50%, 1/20/15............................         18
         36  13.50%, 2/15/15............................         43
         25  13.50%, 3/20/15............................         28
         17  13.50%, 4/15/15............................         21
         72  13.50%, 4/20/15............................         82
         61  13.50%, 5/20/15............................         69
         19  13.50%, 6/20/15............................         21
        266  14.00%, 5/15/11............................        320
      1,564  14.00%, 6/15/11............................      1,884
        275  14.00%, 7/15/11............................        331
         26  14.00%, 9/15/11............................         31
         68  14.00%, 1/15/12............................         82
         37  14.00%, 2/15/12............................         45
          2  14.00%, 3/15/12............................          3
         11  14.00%, 4/15/12............................         13
         21  14.00%, 5/15/12............................         25
         75  14.00%, 7/15/12............................         90
         24  14.00%, 8/15/12............................         30
        113  14.00%, 9/15/12............................        136
        107  14.00%, 10/15/12...........................        129
         79  14.00%, 7/15/14............................         95
         90  14.00%, 8/15/14............................        108
        265  14.00%, 9/15/14............................        320
        248  14.00%, 10/15/14...........................        299
        101  14.00%, 11/15/14...........................        121
        121  14.00%, 12/15/14...........................        146
        185  14.00%, 2/15/15............................        223
          2  14.25%, 11/15/97...........................          2
         23  14.50%, 9/15/12............................         27
         64  14.50%, 10/15/12...........................         78
         46  14.50%, 8/15/14............................         56
          1  14.75%, 5/15/97............................          1
          3  15.00%, 5/15/97............................          3
        132  15.00%, 6/15/11............................        163
        652  15.00%, 7/15/11............................        810
        411  15.00%, 8/15/11............................        508
        692  15.00%, 9/15/11............................        859
        131  15.00%, 10/15/11...........................        164
         18  15.00%, 11/15/11...........................         22
        122  15.00%, 12/15/11...........................        151
        181  15.00%, 1/15/12............................        223
        499  15.00%, 2/15/12............................        616
        232  15.00%, 3/15/12............................        288
        296  15.00%, 4/15/12............................        363
        738  15.00%, 5/15/12............................        916
        559  15.00%, 6/15/12............................        695
        685  15.00%, 7/15/12............................        848
      1,267  15.00%, 8/15/12............................      1,571
      1,708  15.00%, 9/15/12............................      2,112
        138  15.00%, 10/15/12...........................        171
        239  15.00%, 11/15/12...........................        296
        132  15.00%, 12/15/12...........................        164
         73  15.00%, 1/15/13............................         90
         24  15.00%, 2/15/13............................         29
         21  15.00%, 4/15/13............................         25
          2  15.25%, 2/15/97............................          2
          3  15.25%, 3/15/97............................          3
          2  15.75%, 3/15/97............................          2
          1  15.75%, 4/15/97............................          1
          5  15.75%, 5/15/97............................          5
          1  15.75%, 12/15/11...........................          1
         70  16.00%, 10/15/11...........................         83
         15  16.00%, 11/15/11...........................         18
          1  16.00%, 12/15/11...........................          2

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
U.S. Government Income Fund                                          (UNAUDITED)
(Amounts in Thousands)


 Principal                    Security                      Market
  Amount                     Description                    Value
 ---------   -------------------------------------------    ------
U.S. Government Agencies, continued:
Government National Mortgage Assoc., continued:
          1  16.00%, 2/15/12............................    $      1
         70  16.00%, 4/15/12............................          83
        121  17.00%, 11/15/11...........................         145
                                                            --------
   Total U.S. Government Agencies                            154,784
                                                            --------

U.S. Treasury Notes (23.9%):
      2,100  6.75%, 6/30/99.............................       2,137
     13,200  7.75%, 11/30/99............................      13,791
      3,400  7.75%, 1/31/00.............................       3,557
     12,400  5.88%, 2/15/04.............................      12,073
     13,600  7.00%, 7/15/06.............................      14,128
      5,600  6.50%, 10/15/06............................       5,629
                                                            --------
   Total U.S. Treasury Notes                                  51,315
                                                            --------
   Total Investments, at value                               210,235
                                                            --------
Repurchase Agreements (0.1%):
        181  Goldman Sachs, 6.90%, 1/2/97
                (Collateralized by Federal National
                Mortgage Assoc., 7.00%, 2/1/26, Market
                Value--$185).............................   $    181
                                                            --------
   Total Repurchase Agreements                                   181
                                                            --------
   Total (Cost-- $208,962)(a)                               $210,416
                                                            ========





---------------
Percentages indicated are based on net assets of $214,218.

(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securitites as follows:

                          Unrealized appreciation ............   $2,408
                          Unrealized depreciation ............     (954)
                                                                 ------
                          Net unrealized appreciation ........   $1,454
                                                                 ======

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Bond Fund                                                            (UNAUDITED)
(Amounts in Thousands)


 Principal                    Security                      Market
  Amount                     Description                    Value
 ---------    --------------------------------------        ------
Asset Backed Bonds (2.9%):
     16,393  The Money Store, Inc., 5.82%, 10/15/27*....   $ 16,393
                                                           ---------
   Total Asset Backed Bonds                                  16,393
                                                           ---------

Commercial Paper (1.7%):
Automotive (1.7%):
     10,000  General Motors, 0.00%, 1/21/97.............      9,968
                                                           ---------
   Total Commercial Paper                                     9,968
                                                           ---------

Convertible Bonds (1.8%):
Financial Services (1.8%):
        400  Si Financing Trust I, 9.50%, 6/30/26.......     10,200
                                                           ---------
   Total Convertible Bonds                                   10,200
                                                           ---------

Corporate Bonds (39.2%):
Banking (1.2%):
      5,500  Continental Bank N.A., 11.25%, 7/1/01......      5,858
        750  Union Bank Switzerland, 7.25%, 7/15/06.....        765
                                                           ---------
                                                              6,623
                                                           ---------

Broadcasting (0.9%):
      5,000  Time Warner Entertainment, 8.38%, 3/15/23..      5,081
                                                           ---------
Electric Utility (1.7%):
      5,000  Eastern Energy Ltd., 7.25%, 12/1/16........      4,856
      4,800  Louisiana Power & Light, 7.74%, 7/1/02.....      4,896
                                                           ---------
                                                              9,752
                                                           ---------

Electrical And Electronic (0.7%):
      4,150  Israel Electric Corp. Ltd., 8.10%, 12/15/96      4,155
                                                           ---------
Financial And Insurance (0.9%):
      5,000  Metlife, 7.80%, 11/1/25....................      5,000
                                                           ---------
Financial Services (17.8%):
      5,000  American Reinsurance, 7.45%, 12/15/26......      4,988
      7,000  AT&T Capital Corp., 6.49%, 5/17/99.........      7,000
      5,000  BBV International Finance, 6.88%, 10/27/05.      4,892
     10,000  Comp Finance Cic-ue, 6.26%, 6/29/49........      9,983
      5,000  Conseco Finance Trust II, 8.70%, 11/15/26..      5,058
      5,000  CoreStates Financial, 8.00%, 12/15/26......      5,000
     10,000  Credit Foncier de France, 8.00%, 1/14/02...     10,586
      5,000  First Chicago Financial Corp., 5.50%,            5,002
                8/15/04.................................
      3,000  Ford Credit Europe, 6.88%, 10/10/97........      3,019
     11,000  Green Tree Financial Corp., 7.20%, 4/15/19.     11,217
      6,000  Nationwide Contingent Surplus Notes Trust,
                9.88%, 2/15/25**........................      6,668
     14,000  North Fork Banc Corp., 8.70%, 12/15/26.....     14,012
      3,171  Structured Asset Securities Co., 7.50%,
                11/13/26................................      3,188
      5,000  TransAmerica Financial Co., 6.44%, 3/15/01.   $  4,956
      6,000  Travelers Capital II, 7.75%, 12/1/36.......      5,819
                                                           ---------
                                                            101,388
                                                           ---------

Government Agency (4.4%):
     10,000  Fanniemae, 6.22%, 3/13/06..................      9,687
     14,495  National Bank of Hungary, 7.95%, 11/1/03...     15,093
                                                           ---------
                                                             24,780
                                                           ---------

Governments(Foreign) (3.4%):
     19,000  Republic of Slovenia, 7.00%, 8/6/01........     19,189
                                                           ---------
Home Furnishings (0.8%):
      4,375  Green Tree Home Improvement Loan Trust,
                7.85%, 7/15/09..........................      4,508
                                                           ---------
Homebuilding & Related Financial Services (1.2%):
      7,208  EQCC Home Equity Loan Trust, 5.73%,

                12/15/08................................      6,986
                                                           ---------
Industrial Goods & Services (4.9%):
      5,000  Millennium America, Inc., 7.00%, 11/15/06..      4,881
      5,000  Pttep International Ltd., 7.63%, 10/1/06...      5,119
      8,000  Sears, Roebuck Acceptance Corp, 7.13%,
                9/12/01.................................      8,130
     10,000  Swedbank, 7.50%, 11/1/49...................     10,022
                                                           ---------
                                                             28,152
                                                           ---------

Pharmaceuticals (0.7%):
      4,000  Glaxo Wellcome, 6.13%, 1/25/06.............      3,800
                                                           ---------
Transportation & Shipping (0.6%):
      3,750  Erac USA Finance Co., 6.35%, 1/15/01.......      3,698
                                                           ---------
   Total Corporate Bonds                                    223,112
                                                           ---------
Foreign (2.2%):
Foreign Governments (2.2%):
      5,000  Quebec Province, 9.00%, 4/1/16.............      5,705
      7,000  State of Israel, 6.38%, 12/15/05...........      6,598
                                                           ---------
                                                             12,303
                                                           ---------
   Total Foreign                                             12,303
                                                           ---------

Medium Term Notes (0.9%):
Industrial Goods & Services (0.9%):
      5,000  Ford Motor Credit Corp., 6.65%, 5/22/00....      5,013
                                                           ---------
   Total Medium Term Notes                                    5,013
                                                           ---------

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------

THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Bond Fund                                                            (UNAUDITED)
(Amounts in Thousands)


 Principal                    Security                      Market
  Amount                     Description                    Value
 ---------       -----------------------------------        ------
Preferred Stocks (0.9%):
Utility - Electrical (0.9%):
        200  National Rural Utility Corp.  .............   $  5,025
                                                           ---------
   Total Preferred Stocks                                     5,025
                                                           ---------

Private Placement (2.6%):
Financial Services (1.7%):
     10,000  General Finance Luxembourg, 6.12%, 5/29/49.     10,034
                                                           ---------
Industrial Goods & Services (0.9%):
      5,000  Empressa Electric Guacolda, 7.95%, 4/30/03.      5,088
                                                           ---------
   Total Private Placement                                   15,122
                                                           ---------

U.S. Government Agencies (24.5%):
Federal Home Loan Mortgage Corp.
      1,065  8.25%, 8/15/19, Series 1064-D .............      1,069
      1,942  9.00%, 5/1/20, Pool# A01002................      2,066
      3,994  9.50%, 10/1/20, Pool# A00873...............      4,320
Federal National Mortgage Assoc.
      2,651  9.00%, 8/1/09, Pool# 84251.................      2,781
      4,673  8.25%, 7/1/17, Pool# 124439................      4,790
      5,626  9.00%, 7/25/20, Series 90-84 ..............      5,945
        568  7.00%, 9/1/23, Pool# 229268................        555
        528  7.00%, 10/1/23, Pool# 229342...............        517
        579  7.00%, 10/1/23, Pool# 238554...............        566
        781  7.00%, 10/1/23, Pool# 240769...............        764
        349  7.00%, 10/1/23, Pool# 241684...............        341
        275  7.00%, 11/1/23, Pool# 244982...............        269
     11,337  8.00%, 11/1/23, Pool# 190251...............     11,564
        279  7.00%, 1/1/24, Pool# 249967................        273
        572  7.00%, 2/1/24, Pool# 190257................        559
        351  7.00%, 2/1/24, Pool#  268750...............        343
         35  7.00%, 2/1/24, Pool# 273020................         34
        219  7.00%, 2/1/24, Pool# 274467................        214
        584  7.00%, 3/1/24, Pool# 266984................        572
        168  7.00%, 3/1/24, Pool# 271403................        164
        175  7.00%, 3/1/24, Pool# 278037................        171
        160  7.00%, 5/1/24, Pool# 249467................        156
        451  7.00%, 5/1/24, Pool# 267955................        441
        244  7.00%, 5/1/24, Pool# 269593................        239
        419  7.00%, 5/1/24, Pool# 274673................        410
        229  7.00%, 5/1/24, Pool# 276234................        224
        256  7.00%, 5/1/24, Pool# 280200................        251
        271  7.00%, 5/1/24, Pool# 280357................        265
        258  7.00%, 5/1/24, Pool# 281700................        253
        218  7.00%, 5/1/24, Pool# 281702................        213
         36  7.00%, 5/1/24, Pool# 282656................         35
        236  7.00%, 5/1/24, Pool# 282381................        231
        186  7.00%, 5/1/24, Pool# 282711................        182
         71  7.00%, 5/1/24, Pool# 282879................         69
        154  7.00%, 5/1/24, Pool# 284491................        150
        503  7.00%, 5/1/24, Pool# 284350................        492
        297  7.00%, 6/1/24, Pool# 250059................        291
        149  7.00%, 6/1/24, Pool# 281864................        146
        576  7.00%, 6/1/24, Pool# 282980................        563
        463  7.00%, 6/1/24, Pool# 285343................        453
        625  7.00%, 6/1/24, Pool# 285147................        612
         31  7.00%, 6/1/24, Pool# 285431................         31
        386  7.00%, 6/1/24, Pool# 286619................        378
        341  7.00%, 6/1/24, Pool# 286679................        333
        479  7.00%, 6/1/24, Pool# 287210................        468
        153  7.00%, 6/1/24, Pool# 289221................        150
        608  7.00%, 7/1/24, Pool# 284442................        595
        614  7.00%, 7/1/24, Pool# 283954................        601
        367  7.00%, 7/1/24, Pool# 291753................        359
        318  7.00%, 11/1/24, Pool# 303223...............        311
      4,282  9.00%, 11/1/24, Pool# 280518...............      4,505
        476  7.00%, 12/1/24, Pool# 299441...............        466
      2,805  9.00%, 8/1/26, Pool# 352317................      2,955
Government National Mortgage Assoc.
      1,851  8.00%, 6/15/17, Pool# 213187...............      1,914
      8,589  7.50%, 4/15/23, Pool# 354563...............      8,634
      3,488  6.50%, 9/15/23, Pool# 358419...............      3,348
     22,755  7.00%, 12/15/23, Pool# 780406..............     22,343
      5,246  7.00%, 1/20/25, Pool# 8587.................      5,367
     33,789  7.50%, 8/15/25, Pool# 780213...............     33,925
Lehman FHA - Title 1 Loan Trust
      9,500  6.78%, 3/25/08  ...........................      9,546
                                                           ---------
   Total U.S. Government Agencies                           139,782
                                                           ---------

U.S. Treasury Bonds (3.3%):
      7,300  6.00%, 2/15/26.............................      6,644
     11,900  6.75%, 8/15/26.............................     11,998
                                                           ---------
   Total U.S. Treasury Bonds                                 18,642
                                                           ---------

U.S. Treasury Notes (18.4%):
      9,800  6.13%, 3/31/98.............................      9,847
      5,100  6.25%, 7/31/98.............................      5,134
     13,400  5.63%, 11/30/98............................     13,338
     19,000  7.75%, 11/30/99............................     19,848
      4,160  7.75%, 1/31/00.............................      4,352
     24,600  6.25%, 10/31/01............................     24,611
      3,375  6.25%, 2/15/03.............................      3,373
      3,375  5.75%, 8/15/03.............................      3,273
      2,200  7.25%, 8/15/04.............................      2,315

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Bond Fund                                                            (UNAUDITED)
(Amounts in Thousands)


 Principal                    Security                      Market
  Amount                     Description                    Value
 ---------     -------------------------------------        -------
U.S. Treasury Notes, continued:
     18,550  6.50%, 10/15/06............................   $ 18,643
                                                           ---------
   Total U.S. Treasury Notes                                104,734
                                                           ---------
   Total Investments, at value                              560,294
                                                           ---------

Repurchase Agreements (0.3%):
      1,705  Goldman Sachs, 6.90%, 1/2/97
                (Collateralized by 1,829 Federal
                National Mortgage Assoc., 7.00%,
                2/1/26, market value--$1,739)............  $  1,705
                                                           ---------
   Total Repurchase Agreements                                1,705
                                                           ---------
   Total (Cost-- $560,474)(a)                               $561,999
                                                           =========



---------------
Percentages indicated are based on net assets of $569,278.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                          Unrealized appreciation ...............  $4,135
                          Unrealized depreciation ...............  (2,610)
                                                                  =======
                          Net unrealized appreciation ...........  $1,525
                                                                  =======

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1996.

** Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933.





See notes to financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Schedule of Portfolio Investments
-------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                 DECEMBER 31, 1996
Municipal Bond Fund                                                (UNAUDITED)
(Amounts in Thousands)

Principal                                                Security                                                Market
 Amount                                                Description                                               Value
---------   -------------------------------------------------------------------------------------------------   --------
Municipal Bonds (95.7%):
Arizona (2.7%):
    2,000   Phoenix, 6.00%, 7/1/01 ...........................................................................  $  2,132
    1,680   Salt River Project, 7.40%, 1/1/03 ................................................................     1,762
                                                                                                                ---------
                                                                                                                   3,894
                                                                                                                ---------
California (1.6%):
    1,760   Los Angeles Convention & Exhibit Center, 9.00%, 12/1/05 ..........................................     2,290
                                                                                                                ---------
Colorado (1.5%):
    1,000   Metro Wastewater Reclamation, Series B, 6.75%, 4/1/01 ............................................     1,090
    1,000   Platte River Power Authority, Series B, 5.50%, 6/1/02 ............................................     1,041
                                                                                                                ---------
                                                                                                                   2,131
                                                                                                                ---------
Connecticut (1.4%):
    1,770   Connecticut Clean Water Fund, 6.38%, 6/1/05 ......................................................     1,982
                                                                                                                ---------
Delaware (0.8%):
    1,000   Delaware Transportation Authority, 7.80%, 7/1/04 .................................................     1,180
                                                                                                                ---------
Florida (3.5%):
      135   Florida Board of Education Capital Outlay, 9.13%, 6/1/14 .........................................       190
    2,000   Florida Board of Education, Series G, 6.90%, 5/1/03 ..............................................     2,245
    1,430   Gainesville Utility Systems, Series A, 5.75%, 10/1/09 ............................................     1,519
    1,000   Lakeland, Electric & Water Revenue Bond, 6.00%, 10/1/13 ..........................................     1,071
                                                                                                                ---------
                                                                                                                   5,025
                                                                                                                ---------
Georgia (4.0%):
    1,200   Fayette County School District, G.O., 6.25%, 3/1/04 ..............................................     1,321
    2,000   Georgia G.O., Series B, 7.20%, 3/1/01 ............................................................     2,222
    2,000   Georgia, Series B, 6.00%, 3/1/04 .................................................................     2,175
                                                                                                                ---------
                                                                                                                   5,718
                                                                                                                ---------
Guam (1.1%):
    1,505   Guam Government Highway Revenue, Series A, 5.90%, 5/1/02 .........................................     1,608
                                                                                                                ---------
Idaho (1.3%):
    1,560   Canyon County School District, G.O., MBIA, 8.13%, 7/30/03 ........................................     1,884
                                                                                                                ---------
Kansas (0.8%):
    1,000   Department of Transportation & Highway, 7.25%, 3/1/04 ............................................     1,162
                                                                                                                ---------
Kentucky (1.8%):
    2,500   State Turnpike Authority, 5.50%, 7/1/07 ..........................................................     2,609
                                                                                                                ---------
Maryland (9.0%):
    1,750   Anne Arundel County, G.O., 6.90%, 1/15/99 ........................................................     1,844
    1,000   Baltimore County, 5.70%, 7/1/99 ..................................................................     1,037
    1,000   Baltimore County, 6.70%, 7/1/16 ..................................................................     1,051
    2,000   Maryland, 7.00%, 1/1/01, Callable on 1/1/98 @ 101.25..............................................     2,088
    5,250   Maryland, Series 3, 6.60%, 7/15/00 ...............................................................     5,670
    1,000   University of Maryland Auxiliary Facility & Tuition, 7.00%, 10/1/99 ..............................     1,072
                                                                                                                ---------
                                                                                                                  12,762
                                                                                                                ---------
Massachusetts (3.1%):
    1,000   Massachusetts Bay Transport Authority, Semi-Annual G.O., Series A, 7.00%, 3/1/08 .................     1,160
    2,000   Massachusetts State, 6.00%, 11/1/10 ..............................................................     2,155
    1,000   Massachusetts Strategic Series C, 6.00%, 8/1/09 ..................................................     1,081
                                                                                                                ---------
                                                                                                                   4,396
                                                                                                                ---------
Michigan (2.8%):
    1,000   Dearborn School District, 8.38%, 5/1/00, Prerefunded 5/1/00 @ 102.................................     1,139


Continued

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-------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
-------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   December 31, 1996
Municipal Bond Fund                                                  (UNAUDITED)
(Amounts in Thousands)

Principal                                                Security                                                Market
 Amount                                                Description                                               Value
---------   --------------------------------------------------------------------------------------------------  ---------
Municipal Bonds, continued:
Michigan, continued:
    1,500   Michigan Strategic Fund, 7.10%, 2/1/06 ...........................................................  $  1,746
    1,000   Western Michigan University, Series A, 6.50%, 7/15/01, Prerefunded 7/15/01 @ 102..................     1,100
                                                                                                                ---------
                                                                                                                   3,985
                                                                                                                ---------
Mississippi (0.8%):
    1,000   Mississippi State, 5.90%, 11/15/10 ...............................................................     1,069
                                                                                                                ---------
Missouri (3.1%):
    1,000   Health & Educational Facility, 6.88%, 2/15/21 ....................................................     1,109
    1,000   Missouri, G.O., Series A, 6.00%, 4/1/02 ..........................................................     1,074
    2,000   Sikeston, 6.00%, 6/1/13 ..........................................................................     2,140
                                                                                                                ---------
                                                                                                                   4,323
                                                                                                                ---------
Montana (1.5%):
    1,000   Department of Transportation & Highway, 5.15%, 7/1/04 ............................................     1,025
    1,010   Montana, G.O., Series A, 6.00%, 8/1/02 ...........................................................     1,092
                                                                                                                ---------
                                                                                                                   2,117
                                                                                                                ---------
Nevada (2.4%):
    2,000   Clark County Sanitation District, Series A, 6.75%, 7/1/02, Prerefunded 7/1/02 @ 101...............     2,222
    1,100   Las Vegas Valley, G.O., 7.00%, 8/1/00, Callable 8/1/00 @ 102, Prerefunded 8/1/00 @ 102............     1,214
                                                                                                                ---------
                                                                                                                   3,436
                                                                                                                ---------
New Hampshire (2.2%):
    3,000   Turnpike System, 8.38%, 11/1/97, Prerefunded 11/1/97 @ 102........................................     3,173
                                                                                                                ---------
New Mexico (1.6%):
    1,000   Albuquerque Water & Sewer, 6.00%, 7/1/05 .........................................................     1,096
    1,000   Albuquerque Water & Sewer, 6.00%, 7/1/07 .........................................................     1,096
                                                                                                                ---------
                                                                                                                   2,192
                                                                                                                ---------
New York (6.1%):
    1,050   Dormitory Authority, Series A, 5.75%, 7/1/10 .....................................................     1,113
    2,000   New York, G.O., 8.00%, 4/1/03 ....................................................................     2,350
    2,500   North Hempstead, G.O., Series B, 6.00%, 4/1/05 ...................................................     2,712
    2,200   Westchester County, 6.70%, 11/1/05 ...............................................................     2,533
                                                                                                                ---------
                                                                                                                   8,708
                                                                                                                ---------
North Carolina (4.9%):
    5,000   North Carolina Eastern Municipal Power, Series A, 6.50%, 1/1/18 ..................................     5,700
    1,200   Winston Salem, G.O., 6.50%, 6/1/99 ...............................................................     1,266
                                                                                                                ---------
                                                                                                                   6,966
                                                                                                                ---------
Ohio (3.3%):
    1,230   Cleveland School District, 8.00%, 12/1/01, Callable 12/1/97 @ 100.................................     1,421
    1,000   Franklin County, G.O., 6.80%, 12/1/00, Prerefunded 12/1/00 @ 102..................................     1,107
    2,025   Hamilton City Electric, Series B, 8.00%, 10/15/98 ................................................     2,200
                                                                                                                ---------
                                                                                                                   4,728
                                                                                                                ---------
Oklahoma (3.6%):
    1,750   Grand River Dam Authority, FSA, 5.75%, 6/1/08 ....................................................     1,864
    1,000   Grand River Dam Authority, Series B, 6.25%, 6/1/11 ...............................................     1,105
    1,975   Oklahoma Municipal Power Authority, MBIA, 5.88%, 1/1/15 ..........................................     2,121
                                                                                                                ---------
                                                                                                                   5,090
                                                                                                                ---------
Oregon (2.9%):
    1,000   Deschutes & Jefferson School District, G.O., 6.00%, 6/1/03 .......................................     1,079
    1,435   Lane County School District, G.O., 6.00%, 1/1/04 .................................................     1,561


Continued

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Schedule of Portfolio Investments, continued
-------------------------------------------------------------------------------

THE PARKSTONE GROUP OF FUNDS                                                                          DECEMBER 31,1996
Municipal Bond Fund                                                                                         (UNAUDITED)
(Amounts in Thousands)


Principal                                                Security                                               Market
  Amount                                                Description                                              Value
---------   -------------------------------------------------------------------------------------------------- ----------
Municipal Bonds, continued:
Oregon, continued:
     1,220   Washington County School District, 7.80%, 6/1/04 .................................................  $  1,450
                                                                                                                 --------
                                                                                                                    4,090
                                                                                                                 --------
Puerto Rico (10.3%):
    1,000   Puerto Rico - Series Y, 6.25%, 7/1/12 ............................................................      1,105
    1,000   Puerto Rico - Series Z, 6.25%, 7/1/15 ............................................................      1,105
    1,000   Puerto Rico Commonwealth, G.O., 6.25%, 7/1/09 ....................................................      1,113
    5,000   Puerto Rico Electric Power Authority, 6.50%, 7/1/06 ..............................................      5,650
    1,000   Puerto Rico Electric Power Authority, 7.00%, 7/1/07 ..............................................      1,174
    2,000   Puerto Rico Electric Power Authority, MBIA, Series W, 6.50%, 7/1/05 ..............................      2,253
    1,000   Puerto Rico, MBIA, 6.50%, 7/1/04 .................................................................      1,121
    1,000   University of Puerto Rico, 6.25%, 6/1/07 .........................................................      1,111
                                                                                                                 --------
                                                                                                                   14,632
                                                                                                                 --------
South Carolina (1.7%):
    1,250   Charleston County, MBIA, 6.25%, 1/1/07 ...........................................................      1,375
    1,000   Piedmont Municipal Power Agency, 6.25%, 1/1/09 ...................................................      1,098
                                                                                                                 --------
                                                                                                                    2,473
                                                                                                                 --------
South Dakota (0.8%):
    1,000   Heartland Consumer Power District, 6.80%, 1/1/02 .................................................      1,098
                                                                                                                 --------
Tennessee (4.4%):
    1,500   Memphis Electrical Systems, 6.00%, 1/1/06 ........................................................      1,628
    1,000   Metropolitan Government Nashville & Davidson, Series B, 5.50%, 5/15/02 ...........................      1,044
    2,000   Tennessee State, G.O., 6.00%, 5/1/05 .............................................................      2,185
    1,250   Tennessee State, G.O.,  Series A, 6.10%, 6/1/00 ..................................................      1,325
                                                                                                                 --------
                                                                                                                    6,182
                                                                                                                 --------
Texas (4.6%):
    1,000   Dallas, 6.13%, 2/15/07 ...........................................................................      1,075
    5,000   Texas, 6.00%, 10/1/08 ............................................................................      5,413
                                                                                                                 --------
                                                                                                                    6,488
                                                                                                                 --------
Vermont (1.6%):
    2,000   Burlington Electric, MBIA, 6.25%, 7/1/11 .........................................................      2,200
                                                                                                                 --------
Virgin Islands (0.9%):
    1,000   Virgin Islands Public Finance Authority, 7.30%, 10/1/18 ..........................................      1,213
                                                                                                                 --------
Virginia (0.8%):
    1,000   Richmond Utility, 8.00%, 1/15/18, Prerefunded 1/15/98 @ 102.......................................      1,062
                                                                                                                 --------
Washington (2.1%):
    1,000   King County, 6.10%, 12/1/01 ......................................................................      1,007
    1,000   Seattle, G.O., 7.00%, 3/1/02 .....................................................................      1,111
      750   Washington Public Power, 13.50%, 7/1/97, Callable 7/1/97 @ 100, Prerefunded 7/1/97 @ 100..........        786
                                                                                                                 --------
                                                                                                                    2,904
                                                                                                                 --------
Wisconsin (0.7%):
    1,000   Milwaukee Metropolitan Sewer District, G.O., 6.60%, 10/1/99 ......................................      1,058
                                                                                                                 --------
  Total Municipal Bonds                                                                                           135,837
                                                                                                                 --------
Alternative Minimum Tax Paper (1.4%):
Delaware (1.4%):
    2,000   Delaware State Economic Development Authority, 5.05%, 10/1/29* ...................................      2,000
                                                                                                                 --------
  Total Alternative Minimum Tax Paper                                                                               2,000
                                                                                                                 --------


Continued

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--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
------------------------------------------------------------------------------

The Parkstone Group of Funds                                  DECEMBER 31, 1996
Municipal Bond Fund                                                 (Unaudited)
(Amounts in Thousands)

Principal                                                Security                                                Market
 Amount                                                Description                                               Value
-------------------------------------------------------------------------------------------------------------------------
Tax Free Commercial Paper (1.0%):
Colorado (1.0%):
    1,400   Colorado Water Resources & Power, 6.00%, 9/1/11 ..................................................  $   1,498
                                                                                                                ---------
  Total Tax Free Commercial Paper                                                                                   1,498
                                                                                                                ---------
  Total (Cost--$135,423) (a)                                                                                    $ 139,326
                                                                                                                =========

-------------
Percentages indicated are based on net assets of $141,979.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                Unrealized appreciation ...............................................  $3,998
                Unrealized depreciation ...............................................     (95)
                                                                                         ------
                 Net unrealized appreciation ..........................................  $3,903
                                                                                         ======

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1996.
FSA--Insured by Financial Security Assurance GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Michigan Municipal Bond Fund                                         (UNAUDITED)
(Amounts in Thousands)


 Shares
   or
Principal                                                          Security                                                Market
 Amount                                                           Description                                              Value
--------    -----------------------------------------------------------------------------------------------------         -------
Municipal Bonds (95.7%):
Michigan (85.3%):
      1,850   Avondale School District, 5.80%, 5/1/07, Callable 5/1/02 @ 102..........................................   $  1,928
      1,380   Byron Center, Public Schools, 8.25%, 5/1/08, G.O., MBIA.................................................      1,759
      1,380   Byron Center, Public Schools, 8.25%, 5/1/09, G.O., MBIA.................................................      1,762
      1,500   Chippewa Valley School District, 8.10%, 5/1/99, G.O.....................................................      1,625
      2,375   Chippewa Valley School District, 7.80%, 5/1/01, G.O.....................................................      2,683
      1,000   Chippewa Valley School District, 7.00%, 5/1/11, Prerefunded  5/1/02 @ 102...............................      1,113
      1,830   Dearborn Michigan, 5.13%, 4/1/14 .......................................................................      1,752
      1,100   Dearborn School District, 8.38%, 5/1/00, Prerefunded 5/1/00 @ 102.......................................      1,252
      1,050   Dearborn, School District, 5.25%, 5/1/07, G.O., Callable 5/1/03 @ 101.5.................................      1,067
      1,275   Detroit Sewer, 6.20%, 7/1/02, Callable 7/1/01 @ 102.....................................................      1,388
      2,000   Detroit Water, 7.88%, 7/1/98, Prerefunded 7/1/98 @ 102..................................................      2,152
      1,000   Detroit,  Water, 6.50%, 7/1/15, FGIC....................................................................      1,121
      2,000   Detroit,  Water Supply System, 5.40%, 7/1/10 ...........................................................      2,025
      2,000   Detroit, Revenue Bonds, 5.25%, 5/1/08, G.O., AMBAC......................................................      2,000
      1,000   Detroit, Sewage Disposal Revenue, 6.00%, 7/1/10 ........................................................      1,077
      1,000   Detroit, Sewage Disposal Revenue, Series B, 6.00%, 7/1/09 ..............................................      1,078
      2,250   Detroit, Water Supply Systems, Series B, 5.55%, 7/1/12, MBIA............................................      2,297
      1,125   Goodrich, Area School District, 7.65%, 5/1/11, G.O., MBIA, Callable 5/1/05 @ 102........................      1,341
      1,000   Grand Haven, Electric, 5.20%, 7/1/06, MBIA..............................................................      1,020
      1,235   Grand Haven, Public Schools, 7.00%, 5/1/07, G.O., Callable 5/1/03 @ 102.................................      1,443
      1,655   Grand Ledge Michigan Public School District, 5.25%, 5/1/09 .............................................      1,673
      1,250   Grand Ledge, Public School District, 5.45%, 5/1/11, G.O., MBIA..........................................      1,260
      1,200   Grand Rapids, 6.50%, 5/1/00, G.O........................................................................      1,281
      1,925   Grand Rapids School District, 5.00%, 5/1/06, G.O., Callable 5/1/01 @ 102................................      1,918
      1,000   Hartland School District, 5.35%, 5/1/03, G.O............................................................      1,048
      1,570   Holland Electric, 6.25%, 7/1/01 ........................................................................      1,674
      1,750   Holland Electric, 6.50%, 7/1/04, Prerefunded 7/1/99 @ 100...............................................      1,844
      1,875   Holland Electric, 6.50%, 7/1/05, Prerefunded 7/1/99 @ 100...............................................      1,976
        600   Holt School District, 8.75%, 5/1/00, G.O................................................................        679
        600   Holt School District, 8.75%, 5/1/01, G.O................................................................        700
      2,500   Huron Valley School District, 7.10%, 5/1/08, G.O., Callable 5/1/01 @ 102................................      2,793
      1,650   Kalamazoo, 6.20%, 10/1/06, G.O., Callable 10/1/02 @ 101.5...............................................      1,772
      2,000   Kalamazoo Hospital Authority, 6.25%, 7/1/04, Callable 7/1/99 @ 100......................................      2,080
      1,015   Kalamazoo Hospital Authority, Bronson Hospital, 5.63%, 5/15/01 .........................................      1,057
      1,000   Kalamazoo Hospital Finance Authority, 5.63%, 7/1/00 ....................................................      1,039
      2,000   Kalamazoo Hospital Finance Authority, Borgess Medical Center, 6.13%, 7/1/07, FGIC.......................      2,123
      2,000   Kalamazoo Hospital Finance Authority, Borgess Medical Center, Series A, 6.00%, 6/1/03 ..................      2,133
      1,440   Kalamazoo Hospital Finance Authority, Bronson Hospital, 5.88%, 5/15/03 .................................      1,526
      1,500   Kalamazoo, Michigan Hospital Authority, Series A, 6.25%, 6/1/14, FGIC...................................      1,628
      1,000   Kalamazoo, Michigan Public Library, 5.20%, 5/1/11 ......................................................        983
      1,300   Kenowa Hills Michigan, 5.50%, 5/1/04, G.O...............................................................      1,365
      1,120   Kent County, 8.00%, 12/1/98 ............................................................................      1,204
      1,000   Kent County Hospital Authority, Butterworth Hospital, 7.25%, 1/15/12, Prerefunded 1/15/00 @ 102.........      1,100
      5,000   Kent County Hospital Authority, Butterworth Hospital, Series A, 7.25%, 1/15/13 .........................      5,950
        500   Kentwood Public Schools, 7.15%, 5/1/01, G.O.............................................................        541
      1,000   Kentwood School District, 5.90%, 5/1/04, G.O., Prerefunded 5/1/02 @ 102.................................      1,068
      1,000   Kentwood School District, 7.15%, 5/1/07, G.O., Prerefunded 5/1/99 @ 102.................................      1,083
      2,000   Lake Orion, County School District, 7.00%, 5/1/05, G.O., Callable 5/1/5 @ 101...........................      2,313
      2,025   Lanse Creuse Public Schools, 6.00%, 5/1/98 .............................................................      2,078
      1,000   Lansing Building Authority, 6.00%, 6/1/04 ..............................................................      1,065

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Michigan Municipal Bond Fund                                         (UNAUDITED)
(Amounts in Thousands)


 Shares
   or
Principal                                                          Security                                                Market
 Amount                                                          Description                                               Value
--------      ----------------------------------------------------------------------------------------------------------  -------
Municipal Bonds, continued:
Michigan, continued:
      1,335   Lansing Michigan, G.O., 6.00%, 1/1/07 ....................................................................    1,445
      2,000   Lansing School District, 6.88%, 5/1/09, G.O., Callable 5/1/05 @ 100.......................................    2,218
      1,260   Lansing Sewage Disposal, 6.85%, 5/1/97 ...................................................................    1,273
      1,000   Lansing, Michigan Light, 6.00%, 10/1/02, G.O..............................................................    1,070
      1,000   Livonia School District, 6.35%, 5/1/04, G.O., Callable 5/01/02 @ 102......................................    1,088
      1,000   Local Government Loan Program, 6.20%, 5/1/04 .............................................................    1,094
      1,000   Michigan, 5.30%, 11/1/98, G.O.............................................................................    1,024
      1,000   Michigan Building Authority, 6.25%, 10/1/00 ..............................................................    1,063
      1,600   Michigan Comprehensive Transportation, Series B, 5.40%, 5/15/01 ..........................................    1,666
      1,000   Michigan Housing Development Authority, Series A, 6.45%, 6/1/04, Callable 6/1/02 @ 102....................    1,059
      2,000   Michigan Municipal Bond Authority, 6.25%, 5/15/00 ........................................................    2,120
      1,500   Michigan Municipal Bond Authority, 7.75%, 5/1/05, Prerefunded 5/1/98 @ 102................................    1,601
      1,000   Michigan Municipal Bond Authority, Detroit Schools State Aid, 6.70%, 11/1/99 .............................    1,064
      1,000   Michigan Municipal Bond Authority, Local Government Program, 6.90%, 5/1/99 ...............................    1,056
      2,000   Michigan Municipal Bond Authority, Transportation Fund, 7.70%, 8/1/97 ....................................    2,048
      1,000   Michigan State, 5.00%, 12/1/03, G.O.......................................................................    1,023
      1,850   Michigan State Building Authority, Detroit Regional Prisons, 7.10%, 10/1/98 ..............................    1,945
      1,020   Michigan State Building Authority, Michigan University Adult General Hospital, 7.00%, 12/1/02 ............    1,148
      1,000   Michigan State Building Authority, Series II, 6.40%, 10/1/04, Callable 10/1/01 @ 102......................    1,083
      2,300   Michigan State Comprehensive Transportation, 6.70%, 9/1/98 ...............................................    2,401
      3,000   Michigan State Environmental Protection Program, 5.50%, 11/1/05, G.O......................................    3,146
      2,825   Michigan State Environmental Protection Program, 6.25%, 11/1/07, G.O......................................    3,097
      3,250   Michigan State Environmental Protection Program, 6.25%, 11/1/12, G.O......................................    3,583
        500   Michigan State Hospital Authority, Henry Ford, 6.00%, 9/1/11 .............................................      534
      2,000   Michigan State Hospital Authority, Henry Ford, 6.00%, 9/1/12, AMBAC.......................................    2,123
      1,135   Michigan State Hospital Finance Authority, Harper Grace Hospital, 7.12%, 5/1/09 ..........................    1,256
      1,200   Michigan State Hospital Finance Authority, Oakwood Hospital, Series A, 5.00%, 11/1/03 ....................    1,221
      5,000   Michigan State Hospital Finance Authority, Sisters of Mercy, 5.38%, 8/15/14, MBIA.........................    4,950
      1,000   Michigan State Housing Development, 6.63%, 10/15/06, Callable 10/15/02 @ 103..............................    1,076
      2,000   Michigan State Recreation Program, 5.75%, 11/1/01, G.O....................................................    2,115
      2,000   Michigan State South Central Power Agency, 5.80%, 11/1/05 ................................................    2,133
        500   Michigan State Trunk Line, 6.80%, 8/15/02, Prerefunded 8/15/99 @ 102......................................      541
      1,000   Michigan State Trunk Line, 7.00%, 8/15/17, Callable 8/15/99 @ 102.........................................    1,088
      1,000   Michigan State Trunk Line, Series B-2, 5.40%, 10/1/01 ....................................................    1,035
      1,000   Michigan State University, Series A, 5.70%, 8/15/03, Callable 8/15/02 @ 101...............................    1,058
      3,000   Michigan Strategic Fund, (Detroit Edison), 7.00%, 7/15/08 ................................................    3,461
      2,000   Michigan Strategic Fund, (Detroit Edison), 6.95%, 5/1/11 .................................................    2,315
      4,400   Michigan Strategic Fund, (Ford), 7.10%, 2/1/06 ...........................................................    5,121
      2,075   Mona Shores School District, 6.75%, 5/1/09, G.O., FGIC, Callable 5/1/05 @ 102.............................    2,386
      1,000   Paw Paw Public School District, 6.50%, 5/1/09, G.O., FGIC.................................................    1,123
      1,000   Plymouth School District, 6.50%, 5/1/05, Callable 5/1/01 @ 101*...........................................    1,080
      1,300   Plymouth-Canton, 6.55%, 5/1/08, Callable 5/1/01 @ 101.....................................................    1,414
      2,000   Plymouth-Canton Michigan Community School, 5.40%, 5/1/07, FSA.............................................    2,045
      1,000   Rochester Community School District, 5.25%, 5/1/04 .......................................................    1,036
      1,000   Rochester Michigan School District, 6.50%, 5/1/08, Callable 5/1/02 @ 100..................................    1,089
      2,000   Rochester School District, 6.30%, 5/1/04, Callable 5/1/02 @ 100...........................................    2,158
      1,000   Rochester School District, 6.50%, 5/1/07 .................................................................    1,089
      1,135   Rockford School District, 5.75%, 5/1/07, Callable 5/1/02 @ 102............................................    1,178
      1,000   Royal Oak Hospital Authority, 7.25%, 1/1/09, Callable 1/1/99 @ 102*.......................................    1,078
      1,145   Royal Oak Hospital Authority, William Beaumont, 7.00%, 1/1/98 ............................................    1,177

Continued

92
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Michigan Municipal Bond Fund                                         (UNAUDITED)
(Amounts in Thousands)

 Shares
   or
Principal                                             Security                                                             Market
 Amount                                              Description                                                           Value
---------   -------------------------------------------------------------------------------------------------------------  -------
Municipal Bonds, continued:
Michigan, continued:
    4,500   Royal Oak, Hospital Financial Authority, William Beaumont Hospital, 7.38%, 1/1/20, Prerefunded 1/1/99 @ 102.. $  4,860
    2,120   Royal Oak, Hospital Financial Authority, William Beaumont Hospital, Series G, 6.00%, 11/15/02 ...............    2,268
    2,000   South Redford Michigan School District, 5.25%, 5/1/16 .......................................................    1,915
    1,340   State of Michigan Building Authority, Series I, 6.00%, 10/1/02 ..............................................    1,437
    1,000   Traverse City Public Schools, 7.00%, 5/1/05, Prerefunded 5/1/01 @ 101.5......................................    1,110
      400   Traverse City School District, 9.00%, 5/1/99 ................................................................      443
    1,000   Troy School District, 7.75%, 5/1/01, Callable 5/1/00 @ 102, Prerefunded 5/1/00 @ 102.........................    1,123
      500   University of Michigan, 6.00%, 4/1/05 .......................................................................      542
    2,000   University of Michigan Hospital Revenue Bonds, 7.00%, 12/1/21, Callable 12/1/00 @ 102*.......................    2,223
      200   University of Michigan Hospitals Series A, 5.10%, 12/1/27** .................................................      200
    1,000   University of Michigan Student Fees, 5.00%, 4/1/02 ..........................................................    1,026
    1,315   University of Michigan Student Fees - Series A, 6.00%, 4/1/06 ...............................................    1,427
    2,000   University of Michigan Student Fees, Series B, 5.60%, 4/1/08, Callable 4/1/03 @ 102..........................    2,078
    1,200   University of Michigan, Series A, 5.10%, 12/1/19** ..........................................................    1,200
    1,975   Utica School District, 5.60%, 5/1/05 ........................................................................    2,076
    1,680   Western Michigan School District., 5.90%, 5/1/10, MBIA.......................................................    1,783
    1,475   Western Michigan University, Series A, 5.30%, 7/15/07, Callable 7/15/03 @ 102................................    1,499
    1,500   Western Michigan University, Series A, 5.40%, 7/15/08, Callable 7/15/03 @ 105................................    1,524
    1,000   Western Township Utilities Authority, 6.00%, 1/1/00 .........................................................    1,046
    1,000   Wyandotte City School District, 6.90%, 5/1/16, G.O., Prerefunded 5/1/1 @ 102.................................    1,110
    3,000   Wyandotte Electric Revenue, 6.25%, 10/1/08, MBIA.............................................................    3,311
                                                                                                                          --------
                                                                                                                           200,233
                                                                                                                          --------
Puerto Rico (8.8%):
    1,425   Puerto Rico Commonwealth Highway & Transportation, 6.25%, 7/1/14 ............................................    1,576
    3,000   Puerto Rico Commonwealth, 6.25%, 7/1/09, G.O.................................................................    3,338
    2,000   Puerto Rico Commonwealth, 6.25%, 7/1/10, G.O.................................................................    2,208
      500   Puerto Rico Commonwealth, 6.25%, 7/1/12, G.O.................................................................      551
    1,000   Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.00%, 7/1/07, MBIA.....................................    1,090
    1,800   Puerto Rico Commonwealth Highway, Series W, 5.50%, 7/1/13, FSA...............................................    1,838
    1,250   Puerto Rico Electric Power Authority, Series W, 6.50%, 7/1/05, MBIA..........................................    1,408
    1,000   Puerto Rico Electric Power Authority, Series Y, 6.50%, 7/1/06, MBIA..........................................    1,130
    4,000   Puerto Rico Public Buildings Authority, 5.50%, 7/1/07, FSA...................................................    4,150
    1,000   Puerto Rico Public Buildings Authority, Series A, 6.25%, 7/1/15, AMBAC.......................................    1,104
    1,000   Puerto Rico, Series Z, 6.25%, 7/1/15 ........................................................................    1,105
    1,000   University of Puerto Rico., 6.25%, 6/1/07 ...................................................................    1,111
                                                                                                                          --------
                                                                                                                            20,609
                                                                                                                          --------
Virgin Islands (1.6%):

    3,100   Virgin Islands Public Finance Authority, 7.30%, 10/1/18 .....................................................    3,759
                                                                                                                          --------
   Total Municipal Bonds                                                                                                   224,601
                                                                                                                          --------
Alternative Minimum Tax Paper (0.1%):
Michigan (0.1%):

      285   Wayne County Michigan Airport Revenue, 7.25%, 12/1/10 .......................................................      310
                                                                                                                          --------
   Total Alternative Minimum Tax Paper                                                                                         310
                                                                                                                          --------
Tax Free Commercial Paper (2.6%):
Michigan (2.6%):

    3,475   Michigan State Building Authority, 6.25%, 10/1/03 ...........................................................    3,792
    1,005   Michigan State Trunk Line, 6.25%, 11/1/03 ...................................................................    1,103

Continued

                                                                              93
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
Michigan Municipal Bond Fund                                         (UNAUDITED)
(Amounts in Thousands)


  Shares
    or
Principal                                                          Security                                               Market
  Amount                                                          Description                                             Value
--------    -----------------------------------------------------------------------------------------------------         -------
Tax Free Commercial Paper, continued:
Michigan, continued:
      1,150   University of Michigan, 5.13%, 11/15/15 ...........................................................         $  1,088
                                                                                                                          --------
                                                                                                                             5,983
                                                                                                                          --------
   Total Tax Free Commercial Paper                                                                                           5,983
                                                                                                                          --------
Investment Companies (0.0%):

         60   Federated Michigan Tax Free Money Market...........................................................               60
                                                                                                                          --------
   Total Investment Companies                                                                                                   60
                                                                                                                          --------
   Total (Cost--$221,577) (a)                                                                                             $230,954
                                                                                                                          ========

---------------
Percentages indicated are based on net assets of $234,619.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                   Unrealized appreciation ................................          $ 9,585
                   Unrealized depreciation ................................             (208)
                                                                                     =======
                   Net unrealized appreciation ............................          $ 9,377
                                                                                     =======

* Additional put and demand features exist allowing the Fund to require the purchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.

** Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1996.

AMBAC--Insured by AMBAC Indemnity Corp.

FGIC--Insured by Financial Guaranty Insurance Corp.

FSA--Insured Financial Security Assurance

GO--General Obligation

MBIA--Insured by Municipal Bond Insurance Assoc.


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)


1.    Organization:

      The Parkstone Group of Funds (the "Group") was organized on July 9, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust.

      The Group is authorized to issue an unlimited number of shares without par value. The Group presently offers shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund, the Tax-Free Fund, the Equity Income Fund (formerly the High Income Equity Fund), the Large Capitalization Fund, the Mid Capitalization Fund (formerly the Equity Fund), the Small Capitalization Fund, the International Discovery Fund, the Balanced Allocation Fund (formerly the Balanced Fund), the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may be made to customers of First of America Bank - Michigan N.A. and its affiliates, to all accounts of correspondent banks of First of America Bank - Michigan N.A. and to the general public. First of America Investment Corporation ("FIC"), a wholly owned subsidiary of First of America Bank, serves as investment adviser to the Group.

      The investment objective of each of the Prime Obligations Fund, the U.S. Government Obligations Fund, and the Treasury Fund is to seek current income with liquidity and stability of principle. The investment objective of the Tax-Free Fund is to seek as high a level of current interest income free from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The investment objective of the Equity Income Fund is to seek current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. The investment objective of the Large Capitalization Fund is to seek growth of capital by investing in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large market capitalization. The investment objective of the Mid Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stock and securities of small to medium sized companies. The investment objective of the International Discovery Fund is the long-term growth of capital. The investment objectives of the Balanced Allocation Fund are to seek current income, long-term capital growth and conservation of capital. The investment objective of the Limited Maturity Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities with remaining maturities of six years or less. The investment objective of the Intermediate Government Obligations Fund is to seek current income with preservation of capital by investing in U.S. Government securities with remaining maturities of twelve years or less. The investment objective of the U.S. Government Income Fund is to provide shareholders with a high level of current income consistent with prudent investment risk. The investment objective of the Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities. The investment objective of the Municipal Bond Fund is to seek current interest income which is exempt from federal income taxes as well as preservation of capital. The investment objectives of the Michigan Municipal Bond Fund are to seek income which is exempt from federal income tax and Michigan state income tax when received by certain Shareholders, and to seek preservation of capital.

      The Group has issued two classes of Fund shares in each of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund (collectively, "the money market funds"): Investor A and Institutional. The Group has issued four classes of Fund shares in each of the Equity Income Fund, the Large Capitalization Fund, the Mid Capitalization Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Allocation Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund


      Continued


                                                                              95
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)



      (collectively, "the variable net asset value funds"): Investor A, Investor B, Investor C and Institutional. The Investor A shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectuses. Certain redemptions of Investor B shares made within four years of purchase and Investor C shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by the Investor A, Investor B and Investor C shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2.    Significant Accounting Policies:

      The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

        Securities Valuation:

        Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

        Investments in common and preferred stocks, corporate bonds, commercial paper, municipal and foreign government bonds and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in foreign securities in the Small Capitalization Fund, the Balanced Allocation Fund and the International Discovery Fund are valued based on quotations from the primary market in which they are traded. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

        Security Transactions and Related Income:

        Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        Foreign Currency Translation:

        The market value of investment securities, other assets and liabilities of the Small Capitalization Fund, the International Discovery Fund and Balanced Allocation Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

        Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions,


        Continued

96
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)



        and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

        Repurchase Agreements:

        The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which FIC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

        Reverse Repurchase Agreements:

        The Funds may also enter into reverse repurchase agreements, pursuant to which the Funds would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

        Forward Currency Contracts:

        The Funds may enter into a forward currency contract ("Forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a Forward or if the value of the currency changes unfavorably.

        Lending Portfolio Securities:

        In order to generate additional income, the Funds (subject to limitations) may lend their portfolio securities to broker-dealers, banks, or institutional borrowers of securities which have been determined creditworthy under guidelines established by the Group's Board of Trustees in exchange for 100% collateral consisting of cash or securities.

        During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote it that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.

        Continued

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)



        Options Transactions:

        In order to hedge investment positions and facilitate buying and selling securities, the variable net asset value funds may purchase call and put options and may write covered call options on individual securities and futures contracts. By writing call options, the variable net asset value funds receive a premium and become obligated during the term of the option to sell securities at a set price if the option is exercised. The variable net asset value funds will write only covered call options, thereby owning the underlying securities in the case of call options. To cover put options, the variable net asset value funds will segregate cash or securities with a value at least equal to the exercise price. The risk in writing options is that the market value of the underlying securities could move in the opposite direction from what is anticipated. The variable net asset value funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Equity Income Fund, the Large Capitalization Fund, the Mid Capitalization Fund, and the Small Capitalization Fund may use index options also. Options on indices are similar to options on a securities except that, rather than the right to take or make delivery of securities at a specified price, options on indices gives the holder the right to receive, upon exercise of the options, an amount of cash if the closing level of the indices upon which the options are based are greater than, in the case of a call, or less than, in the case of a put, the exercise price of the options. In contrast to exchange-traded options, the variable net asset value funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party. Upon writing a covered option, an amount equal to the premium is recorded by the variable net asset value funds as an asset and liability.

        The asset or liability is marked-to-market each day to reflect the current value of the option, resulting in unrealized appreciation or depreciation. The variable net asset value funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the premium amount is added to the proceeds from selling call options or subtracted from the cost of purchasing put options.

        Dividends to Shareholders:

        Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly variable net asset value funds. Distributable net realized capital gains, if any, are declared and distributed annually.

        Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, expiring capital loss carry forwards and deferrals of certain losses. Accordingly, timing differenced relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified to additional paid-in capital.

        Federal Income Taxes:

        It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

        Other:

        Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Group are prorated to the Funds on the basis of relative net assets.


        Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)



3.    Purchases and Sales of Securities:

      Purchases and sales of securities (excluding short-term securities) for the six months ended December 31, 1996 were as follows (amounts in thousands):

                                                               Purchases             Sales
                                                             ------------        -------------
      Equity Income Fund.................................    $      65,169       $      96,465
      Large Capitalization Fund..........................          134,927              50,811
      Mid Capitalization Fund............................          144,614             277,231
      Small Capitalization Fund..........................          176,589             209,857
      International Discovery Fund.......................           98,885             100,593
      Balanced Allocation Fund...........................          415,212             410,109
      Limited Maturity Bond Fund.........................          452,697             462,902
      Intermediate Government Obligations Fund...........        1,711,794           1,715,425
      U.S. Government Income Fund........................          581,701             570,873
      Bond Fund..........................................        3,603,747           3,474,778
      Municipal Bond Fund................................           11,371              10,752
      Michigan Municipal Bond Fund.......................           23,816               9,704


     Continued

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)



4.    Capital Share Transactions:

                                                              (Amounts in Thousands)
                                                        Prime                U.S. Government
                                                  Obligations Fund          Obligations Fund           Treasury Fund
                                              -------------------------   ---------------------   ------------------------
                                                Amount         Shares       Amount      Shares      Amount        Shares
                                              ----------     ----------   ----------  ---------   ----------    ----------
For the six months ended December 31, 1996:
Investor A Shares:
   Shares issued ...........................  $   353,413       353,413   $  421,774    421,774   $   473,363      473,363
   Dividends reinvested ....................        3,819         3,819          791        791           285          285
   Shares redeemed .........................     (325,403)     (325,403)    (429,542)  (429,542)     (503,494)    (503,494)
                                              ------------   -----------  -----------  ---------  ------------  -----------
   Net increase (decrease) .................  $    31,829        31,829   $   (6,977)    (6,977)  $   (29,846)     (29,846)
                                              ============   ===========  ===========  =========  ============  ===========
Institutional Shares:
   Shares issued ...........................  $   596,742       596,742   $  187,592    187,592   $   382,271      382,271
   Dividends reinvested ....................            9             9           --         --            --           --
   Shares redeemed .........................     (496,746)     (496,746)    (183,526)  (183,526)     (305,284)    (305,284)
                                              ------------   -----------  -----------  ---------  ------------  -----------
   Net increase ............................  $   100,005       100,005   $    4,066      4,066   $    76,987       76,987
                                              ============   ===========  ===========  =========  ============  ===========
For the year ended June 30, 1996:
Investor A Shares:
   Shares issued ...........................  $   478,221       478,221   $  637,510    637,510   $ 1,354,172    1,354,172
   Dividends reinvested ....................        6,867         6,867        1,435      1,435           492          492
   Shares redeemed .........................     (446,172)     (446,172)    (621,181)  (621,181)   (1,301,320)  (1,301,320)
                                              ------------   -----------  -----------  ---------  ------------  -----------
   Net increase (decrease) .................  $    38,916        38,916   $   17,764     17,764   $    53,344       53,344
                                              ============   ===========  ===========  =========  ============  ===========
Institutional Shares:
   Shares issued ...........................  $   993,374       993,374   $  454,210    454,210   $   648,403      648,403
   Dividends reinvested ....................           28            28           64         64             1            1
   Shares redeemed .........................   (1,037,700)   (1,037,700)    (474,388)  (474,388)     (617,201)    (617,201)
                                              ------------   -----------  -----------  ---------  ------------  -----------
   Net increase (decrease) .................  $   (44,298)      (44,298)  $  (20,114)   (20,114)  $    31,203       31,203
                                              ============   ===========  ===========  =========  ============  ===========


                                                   Tax-Free Fund
                                               ----------------------
                                                 Amount      Shares
                                               ----------  ----------
For the six months ended December 31, 1996:
Investor A Shares:
   Shares issued ...........................   $  129,188    129,188
   Dividends reinvested ....................          366        366
   Shares redeemed .........................     (108,052)  (108,052)
                                               -----------  ---------
   Net increase (decrease) .................   $   21,502     21,502
                                               ===========  =========
Institutional Shares:
   Shares issued ...........................   $   61,161     61,161
   Dividends reinvested ....................           --         --
   Shares redeemed .........................      (57,391)   (57,391)
                                               -----------  ---------
   Net increase ............................   $    3,770      3,770
                                               ===========  =========
For the year ended June 30, 1996:
Investor A Shares:
   Shares issued ...........................   $  241,570    241,570
   Dividends reinvested ....................          820        820
   Shares redeemed .........................     (245,782)  (245,782)
                                               -----------  ---------
   Net increase (decrease) .................   $   (3,392)    (3,392)
                                               ===========  =========
Institutional Shares:
   Shares issued ...........................   $  134,776    134,776
   Dividends reinvested ....................           --         --
   Shares redeemed .........................     (127,125)  (127,125)
                                               -----------  ---------
   Net increase (decrease) .................   $    7,651      7,651
                                               ===========  =========


Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)

                      Capital Share Transactions, continued
                             (Amounts in Thousands)

                                                                                 Large                  Mid
                                                         Equity Income       Capitalization        Capitalization
                                                             Fund               Fund (a)                Fund
                                                     -------------------   ------------------   --------------------
                                                       Amount     Shares    Amount     Shares     Amount     Shares
                                                     ----------  -------   --------   -------   ----------  --------
For the six months ended December 31, 1996:
Investor A Shares:
   Shares issued .................................   $    9,188      523   $  2,456       211   $   59,520     2,938
   Dividends reinvested ..........................        8,635      506         19         2       22,249     1,428
   Shares redeemed ...............................       (5,469)    (312)    (1,128)      (96)     (44,837)   (2,237)
                                                     -----------  -------  ---------  --------  -----------  --------
   Net increase (decrease) .......................   $   12,354      717   $  1,347       117   $   36,932     2,129
                                                     ===========  =======  =========  ========  ===========  ========
Investor B Shares:
   Shares issued .................................   $    2,851      163   $  1,093        92   $    4,310       222
   Dividends reinvested ..........................        1,439       85         11         1        5,491       365
   Shares redeemed ...............................         (657)     (38)      (214)      (18)        (767)      (38)
                                                     -----------  -------  ---------  --------  -----------  --------
   Net increase ..................................   $    3,633      210   $    890        75   $    9,034       549
                                                     ===========  =======  =========  ========  ===========  ========
Investor C Shares:
   Shares issued .................................   $      141        8   $     20         2   $      591        30
   Dividends reinvested ..........................           26        2         --        --          458        30
   Shares redeemed ...............................          (17)      (1)        --        --         (102)       (5)
                                                     -----------  -------  ---------  --------  -----------  --------
   Net increase ..................................   $      150        9   $     20         2   $      947        55
                                                     ===========  =======  =========  ========  ===========  ========
Institutional Shares:
   Shares issued .................................   $   38,752    2,345   $ 94,590     8,133   $   59,584     3,071
   Dividends reinvested ..........................        7,350      431      2,351       192      112,225     7,139
   Shares redeemed ...............................      (47,805)  (2,728)   (21,270)   (1,809)    (134,593)   (6,441)
                                                     ===========  =======  =========  ========  ===========  ========
   Net increase (decrease) .......................   $   (1,703)      48   $ 75,671     6,516   $   37,216     3,769
                                                     ===========  =======  =========  ========  ===========  ========
For the year ended June 30, 1996:
Investor A Shares:
   Shares issued .................................   $   10,168      632   $  1,890       176   $   43,954     2,330
   Dividends reinvested ..........................        3,421      213          1        --        1,731        95
   Shares redeemed ...............................      (15,766)    (989)      (314)      (29)     (35,147)   (1,871)
                                                     -----------  -------  ---------  --------  -----------  --------
Net increase (decrease) .......................      $   (2,177)    (144)  $  1,577       147   $   10,538       554
                                                     ===========  =======  =========  ========  ===========  ========
Investor B Shares:
   Shares issued .................................   $    4,807      295   $    807        75   $    8,140       434
   Dividends reinvested ..........................          342       21         --        --          329        18
   Shares redeemed ...............................       (1,279)     (80)       (12)       (1)        (799)      (42)
                                                     -----------  -------  ---------  --------  -----------  --------
   Net increase ..................................   $    3,870      236   $    795        74   $    7,670       410
                                                     ===========  =======  =========  ========  ===========  ========
Investor C Shares:
   Shares issued .................................   $      125        7   $      2        --   $      940        49
   Dividends reinvested ..........................            3       --         --        --           14         1
   Shares redeemed ...............................           (4)      --         --        --         (118)       (6)
                                                     -----------  -------  ---------  --------  -----------  --------
   Net increase ..................................   $      124        7   $      2        --   $      836        44
                                                     ===========  =======  =========  ========  ===========  ========
Institutional Shares:
   Shares issued .................................   $   35,336    2,196   $268,046    24,775   $  142,068     7,574
   Dividends reinvested ..........................        3,586      224        228        21       18,788     1,026
   Shares redeemed ...............................     (108,373)  (6,811)    (4,553)     (418)    (365,658)  (18,489)
                                                     -----------  -------  ---------  --------  -----------  --------
   Net increase (decrease) .......................   $  (69,451)  (4,391)  $263,721    24,378   $ (204,802)   (9,889)
                                                     ===========  =======  =========  ========  ===========  ========

                                                             Small
                                                         Capitalization
                                                              Fund
                                                      --------------------
                                                        Amount      Shares
                                                      ----------   -------
For the six months ended December 31, 1996:
Investor A Shares:
   Shares issued .................................    $  491,028    15,399
   Dividends reinvested ..........................        23,998       841
   Shares redeemed ...............................      (517,325)  (16,012)
                                                      -----------  --------
   Net increase (decrease) .......................    $   (2,299)      228
                                                      ===========  ========
Investor B Shares:
   Shares issued .................................    $   10,497       332
   Dividends reinvested ..........................         5,725       204
   Shares redeemed ...............................        (1,380)      (43)
                                                      -----------  --------
   Net increase ..................................    $   14,842       493
                                                      ===========  ========
Investor C Shares:
   Shares issued .................................    $    4,671       149
   Dividends reinvested ..........................         1,584        56
   Shares redeemed ...............................          (170)       (5)
                                                      -----------  --------
   Net increase ..................................    $    6,085       200
                                                      ===========  ========
Institutional Shares:
   Shares issued .................................    $   98,307     3,058
   Dividends reinvested ..........................        54,059     1,871
   Shares redeemed ...............................       (96,394)   (2,944)
                                                      -----------  --------
   Net increase (decrease) .......................    $   55,972     1,985
                                                      ===========  ========
For the year ended June 30, 1996:
Investor A Shares:
   Shares issued .................................    $  716,574    24,410
   Dividends reinvested ..........................        11,443       425
   Shares redeemed ...............................      (654,377)  (22,140)
                                                      -----------  --------
   Net increase (decrease) .......................    $   73,640     2,695
                                                      ===========  ========
Investor B Shares:
   Shares issued .................................    $   14,435       493
   Dividends reinvested ..........................         1,919        72
   Shares redeemed ...............................        (1,598)      (55)
                                                      -----------  --------
   Net increase ..................................    $   14,756       510
                                                      ===========  ========
Investor C Shares:
   Shares issued .................................    $    4,777       164
   Dividends reinvested ..........................            67         3
   Shares redeemed ...............................          (181)       (6)
                                                      -----------  --------
   Net increase ..................................    $    4,663       161
                                                      ===========  ========
Institutional Shares:
   Shares issued .................................    $  178,465     6,099
   Dividends reinvested ..........................        33,689     1,238
   Shares redeemed ...............................      (175,262)   (5,614)
                                                      -----------  --------
   Net increase (decrease) .......................    $   36,892     1,723
                                                      ===========  ========

(a) For the period from December 28, 1995 (commencement of operations) through June 30, 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)

                     Capital Share Transactions, continued
                             (Amounts in Thousands)

                                                                 International           Balanced         Limited Maturity
                                                                Discovery Fund        Allocation Fund         Bond Fund
                                                             --------------------    -----------------    -----------------
                                                               Amount      Shares     Amount    Shares     Amount    Shares
                                                             ----------   -------    --------   ------    ---------  ------
For the six months ended December 31, 1996:
Investor A Shares:
   Shares issued .........................................   $   57,136     4,137    $  1,498      111    $  7,517      791
   Dividends reinvested ..................................           --        --       2,138      171         386       41
   Shares redeemed .......................................      (55,521)   (4,018)     (1,051)     (78)     (2,003)    (211)
                                                             -----------  --------   ---------  -------   ---------  -------
   Net increase ..........................................        1,615       119    $  2,585      204    $  5,900      621
                                                             ===========  ========   =========  =======   =========  =======
Investor B Shares:
   Shares issued .........................................        2,157       156    $    886       66    $    299       31
   Dividends reinvested ..................................           --        --         569       46          35        4
   Shares redeemed .......................................         (751)      (54)       (170)     (13)       (286)     (30)
                                                             -----------  --------   ---------  -------   ---------  -------
   Net increase ..........................................        1,406       102    $  1,285       99    $     48        5
                                                             ===========  ========   =========  =======   =========  =======
Investor C Shares:
   Shares issued .........................................          231        16    $    234       18    $      5        1
   Dividends reinvested ..................................           --        --          61        5          --       --
   Shares redeemed .......................................          (35)       (2)        (67)      (5)         (1)      --
                                                             -----------  --------   ---------  -------   ---------  -------
   Net increase ..........................................          196        14    $    228       18    $      4        1
                                                             ===========  ========   =========  =======   =========  =======
Institutional Shares:
   Shares issued .........................................       44,744     3,157    $ 24,674    1,872    $ 18,074    1,903
   Dividends reinvested ..................................           62         4      12,050      963       1,856      196
   Shares redeemed .......................................      (54,905)   (3,895)    (13,735)  (1,032)    (22,560)  (2,374)
                                                             -----------  --------   ---------  -------   ---------  -------
   Net increase (decrease) ...............................      (10,099)     (734)   $ 22,989    1,803    $ (2,630)    (275)
                                                             ===========  ========   =========  =======   =========  =======
For the year ended June 30, 1996:
Investor A Shares:
   Shares issued .........................................   $  176,176    13,523    $  4,769      374    $  1,949      203
   Dividends reinvested ..................................           29         2         967       76         748       78
   Shares redeemed .......................................     (176,114)  (13,499)     (2,876)    (225)     (6,858)    (713)
                                                             -----------  --------   ---------  -------   ---------  -------
   Net increase (decrease) ...............................   $       91        26    $  2,860      225    $ (4,161)    (432)
                                                             ===========  ========   =========  =======   =========  =======
Investor B Shares:
   Shares issued .........................................   $    3,847       300    $  2,848      222    $    822       86
   Dividends reinvested ..................................           --        --         154       12          51        5
   Shares redeemed .......................................         (777)      (61)       (261)     (20)       (192)     (20)
                                                             -----------  --------   ---------  -------   ---------  -------
   Net increase ..........................................   $    3,070       239    $  2,741      214    $    681       71
                                                             ===========  ========   =========  =======   =========  =======
 Investor C Shares:
   Shares issued .........................................   $      399        30    $    372       29    $     11        1
   Dividends reinvested ..................................            1        --          12        1          --       --
   Shares redeemed .......................................          (45)       (3)       (162)     (12)         (1)      --
                                                             -----------  --------   ---------  -------   ---------  -------
   Net increase ..........................................   $      355        27    $    222       18    $     10        1
                                                             ===========  ========   =========  =======   =========  =======
Institutional Shares:
   Shares issued .........................................   $  111,341     8,370    $ 34,675    2,705    $ 31,013    3,225
   Dividends reinvested ..................................          414        33       5,513      435       4,061      422
   Shares redeemed .......................................      (53,166)   (4,080)    (25,365)  (1,977)    (36,944)  (3,831)
                                                             -----------  --------   ---------  -------   ---------  -------
   Net increase (decrease) ...............................   $   58,589     4,323    $ 14,823    1,163    $ (1,870)    (184)
                                                             ===========  ========   =========  =======   =========  =======


Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)



                      Capital Share Transactions, continued
                             (Amounts in Thousands)

                                                                  Intermediate
                                                                   Government         U.S. Government
                                                                Obligations Fund        Income Fund          Bond Fund
                                                               -------------------  -------------------  -------------------
                                                                 Amount    Shares     Amount    Shares     Amount    Shares
                                                               ----------  -------  ----------  -------  ----------  -------
For the six months ended December 31, 1996:
Investor A Shares:
   Shares issued ...........................................   $     633       65   $   8,970      971   $   2,739      288
   Dividends reinvested ....................................         448       46       1,134      123         503       53
   Shares redeemed .........................................      (3,523)    (361)     (7,007)    (758)     (3,460)    (363)
                                                               ----------  -------  ----------  -------  ----------  -------
   Net increase (decrease) .................................   $  (2,442)    (250)  $   3,097      336   $    (218)     (22)
                                                               ==========  =======  ==========  =======  ==========  =======
Investor B Shares:
   Shares issued ...........................................   $     220       23   $   4,028      437   $     928       98
   Dividends reinvested ....................................          43        4         400       44         107       11
   Shares redeemed .........................................         (82)      (8)     (1,398)    (152)       (360)     (38)
                                                               ----------  -------  ----------  -------  ----------  -------
   Net increase ............................................   $     181       19   $   3,030      329   $     675       71
                                                               ==========  =======  ==========  =======  ==========  =======
Investor C Shares:
   Shares issued ...........................................   $      89        9   $      37        4   $     165       17
   Dividends reinvested ....................................           3       --           2       --           7        1
   Shares redeemed .........................................         (11)      (1)        (36)      (4)        (21)      (2)
                                                               ----------  -------  ----------  -------  ----------  -------
   Net increase ............................................   $      81        8   $       3       --   $     151       16
                                                               ==========  =======  ==========  =======  ==========  =======
Institutional Shares:
   Shares issued ...........................................   $  14,344    1,475   $  22,050    2,385   $  45,073    4,690
   Dividends reinvested ....................................       1,867      192         490       53      12,881    1,340
   Shares redeemed .........................................     (35,659)  (3,665)    (17,338)  (1,875)    (72,468)  (7,533)
                                                               ----------  -------  ----------  -------  ----------  -------
   Net increase (decrease) .................................   $ (19,448)  (1,998)  $   5,202      563   $ (14,514)  (1,503)
                                                               ==========  =======  ==========  =======  ==========  =======
For the year ended June 30, 1996:
Investor A Shares:
   Shares issued ...........................................   $   3,161      321   $  11,399    1,215   $  11,308    1,165
   Dividends reinvested ....................................         998      101       2,138      229         848       88
   Shares redeemed .........................................      (8,204)    (830)    (11,274)  (1,202)     (9,229)    (948)
                                                               ----------  -------  ----------  -------  ----------  -------
   Net increase (decrease) .................................   $  (4,045)    (408)  $   2,263      242   $   2,927      305
                                                               ==========  =======  ==========  =======  ==========  =======
Investor B Shares:
   Shares issued ...........................................   $   1,134      115   $  12,980    1,387   $   3,376      347
   Dividends reinvested ....................................          62        6         569       61         115       12
   Shares redeemed .........................................        (287)     (29)     (2,129)    (229)       (298)     (31)
                                                               ----------  -------  ----------  -------  ----------  -------
   Net increase ............................................   $     909       92   $  11,420    1,219   $   3,193      328
                                                               ==========  =======  ==========  =======  ==========  =======
Investor C Shares:
   Shares issued ...........................................   $      75        7   $      54        7   $     322       33
   Dividends reinvested ....................................           2       --           2       --           6        1
   Shares redeemed .........................................          (4)      --         (15)      (2)       (142)     (15)
                                                               ----------  -------  ----------  -------  ----------  -------
   Net increase ............................................   $      73        7   $      41        5   $     186       19
                                                               ==========  =======  ==========  =======  ==========  =======
Institutional Shares:
   Shares issued ...........................................   $  46,223    4,679   $  41,249    4,396   $ 121,608   12,536
   Dividends reinvested ....................................       3,811      386       1,213      130      22,854    2,357
   Shares redeemed .........................................     (68,765)  (6,955)    (19,745)  (2,105)    (95,486)  (9,818)
                                                               ----------  -------  ----------  -------  ----------  -------
   Net increase (decrease) .................................   $ (18,731)  (1,890)  $  22,717    2,421   $  48,976    5,075
                                                               ==========  =======  ==========  =======  ==========  =======


Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)




                      Capital Share Transactions, continued
                             (Amounts in Thousands)

                                                                                                              Michigan
                                                                                         Municipal            Municipal
                                                                                         Bond Fund            Bond Fund
                                                                                     -----------------    ------------------
                                                                                       Amount   Shares      Amount   Shares
                                                                                     ---------  ------    ---------  -------
For the six months ended December 31, 1996:
Investor A Shares:
   Shares issued ................................................................    $  7,025      676    $  3,995      369
   Dividends reinvested .........................................................         138       13         672       62
   Shares redeemed ..............................................................      (6,009)    (578)     (2,682)    (248)
                                                                                     ---------  ------    ---------  -------
   Net increase .................................................................    $  1,154      111    $  1,985      183
                                                                                     =========  =======   =========  =======
Investor B Shares:
   Shares issued ................................................................    $    306       30    $    232       22
   Dividends reinvested .........................................................          14        1          56        5
   Shares redeemed ..............................................................         (73)      (7)       (322)     (29)
                                                                                     ---------  ------    ---------  -------
   Net increase (decrease) ......................................................    $    247       24    $    (34)      (2)
                                                                                     =========  =======   =========  =======
Institutional Shares:
   Shares issued ................................................................    $  9,319      889    $ 17,558    1,624
   Dividends reinvested .........................................................         217       21         600       56
   Shares redeemed ..............................................................     (11,524)  (1,099)    (13,138)  (1,213)
                                                                                     ---------  ------    ---------  -------
   Net increase (decrease) ......................................................    $ (1,988)    (189)   $  5,020      467
                                                                                     =========  =======   =========  =======
For the year ended June 30, 1996:
Investor A Shares:
   Shares issued ................................................................    $ 15,920    1,523    $  4,251      389
   Dividends reinvested .........................................................         285       27       1,256      116
   Shares redeemed ..............................................................     (19,806)  (1,894)     (6,722)    (619)
                                                                                     ---------  ------    ---------  -------
   Net decrease .................................................................    $ (3,601)    (344)   $ (1,215)    (114)
                                                                                     =========  =======   =========  =======
Investor B Shares:
   Shares issued ................................................................    $    490       47    $  1,672      154
   Dividends reinvested .........................................................          15        1          90        8
   Shares redeemed ..............................................................        (211)     (20)       (454)     (42)
                                                                                     ---------  ------    ---------  -------
   Net increase .................................................................    $    294       28    $  1,308      120
                                                                                     =========  =======   =========  =======
Institutional Shares:
   Shares issued ................................................................    $ 21,245    2,020    $ 35,762    3,288
   Dividends reinvested .........................................................         354       34       1,228      113
   Shares redeemed ..............................................................     (24,461)  (2,322)    (28,002)  (2,571)
                                                                                     ---------  ------    ---------  -------
   Net increase (decrease) ......................................................    $ (2,862)    (268)   $  8,988      830
                                                                                     =========  =======   =========  =======


Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)



5.    Related Party Transactions:

      Investment advisory services are provided to the Group by FIC Gulfstream Global Investors, Ltd. ("Gulfstream") serves as sub-investment adviser to the Balanced Fund and the International Discovery Fund. Under the terms of the investment advisory agreement, FIC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Under the terms of the sub-investment advisor agreement, Gulfstream is entitled to receive fees from FIC based on a percentage of the average daily net assets of each of the Balanced and International Discovery Funds.

      BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

      BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Group as Administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed at 0.20% of the average daily net assets of each Fund. BISYS also serves the Group as distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the six-months ended December 31, 1996, BISYS received $982,639 in commissions from sales of shares of the variable net asset value funds of which $105,145 was allowed to the First America Brokerage Service, Inc., an affiliate of First America and an investment dealer of the Group's shares. BISYS receives no fees for providing distribution services to the money market funds. BISYS Ohio serves the Group as transfer agent and mutual fund accountant.

      The Group has adopted an Investor A Distribution and Shareholder Service Plan (the "Investor A Plan"), an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan"), and an Investor C Distribution and Shareholder Service Plan (the "Investor C Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse BISYS, as distributor of Investor A shares, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A shares of that Fund. Pursuant to the Investor B and Investor C Plans, each Fund is authorized to pay or reimburse BISYS, as distributor of Investor B and Investor C shares, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of Investor B or Investor C shares of that Fund and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Investor B or Investor C shares of that Fund. These fees may be used by BISYS to pay banks, including the investment adviser, broker dealers and other institutions, or to reimburse BISYS or its affiliates for administration, distribution, and shareholder service assistance in connection with the distribution of Fund shares.



      Continued

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)



      Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended December 31, 1996 (amounts in thousands):

                                                                                        U.S.
                                                                       Prime         Government
                                                                    Obligations      Obligations       Treasury      Tax-Free
                                                                       Fund             Fund             Fund          Fund
                                                                   -------------   ---------------    ----------    ----------
Investment Advisory Fees:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...........................        0.40%             0.40%           0.40%         0.40%
Voluntary fee reduction..........................................      $    1                --              --            --
Administration Fees:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...........................        0.20%             0.20%           0.20%         0.20%
Voluntary fee reductions.........................................      $   82            $   41          $  193         $  15
12b-1 Fees Investor A:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...........................        0.25%             0.25%           0.25%         0.25%
Voluntary fee reductions.........................................      $  126            $  145          $   96         $  37
Transfer Agent and Mutual Fund Accountant Fees...................      $   94            $   56          $   55         $  35


                                                                 Equity            Large             Mid              Small
                                                                 Income       Capitalization    Capitalization    Capitalization
                                                                  Fund             Fund              Fund              Fund
                                                             --------------   ---------------   --------------   ----------------
Investment Advisory Fees:
Annual fee before voluntary fee reductions
    (percentage of average net assets).....................        1.00%              0.80%             1.00%            1.00%
Administration Fees:
Annual fee before voluntary fee reductions
    (percentage of average net assets).....................        0.20%              0.20%             0.20%            0.20%
12b-1 Fees Investor A:
Annual fee before voluntary fee reductions
    (percentage of average net assets).....................        0.25%              0.25%             0.25%            0.25%
12b-1 Fees Investor B:
Annual fee before voluntary fee reductions
    (percentage of average net assets).....................        0.75%              0.75%             0.75%            0.75%
12b-1 Fees Investor C:
Annual fee before voluntary fee reductions
    (percentage of average net assets).....................        0.75%              0.75%             0.75%            0.75%
Shareholder Service Fees Investor B:
Annual fee before voluntary fee reductions
    (percentage of average net assets).....................        0.25%              0.25%             0.25%            0.25%
Voluntary fee reduction....................................          --                 --           $     4               --
Shareholder Service Fees Investor C:
Annual fee before voluntary fee reductions
    (percentage of average net assets).....................        0.25%              0.25%             0.25%            0.25%
Voluntary fee reduction....................................          --                 --           $     1           $    3
Transfer Agent and Mutual Fund Accountant Fees.............       $ 157             $   79           $   232           $  244


Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements, continued
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS                                   DECEMBER 31, 1996
                                                                     (UNAUDITED)

                                                                                                     Limited       Intermediate
                                                                International       Balanced         Maturity       Government
                                                                  Discovery        Allocation          Bond         Obligations
                                                                     Fund             Fund             Fund            Fund
                                                                --------------     -----------      -----------   ---------------
Investment Advisory Fees:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................           (a)                   1.00%           0.74%            0.74%

Voluntary fee reduction..................................           $    31              $ 177           $ 148            $  48
Administration Fees:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................              0.20%              0.20%           0.20%            0.20%
Voluntary fee reductions.................................                --                 --          $   39            $  61
12b-1 Fees Investor A:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................              0.25%              0.25%           0.25%            0.25%
12b-1 Fees Investor B:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................              0.75%              0.75%           0.75%            0.75%
12b-1 Fees Investor C:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................              0.75%              0.75%           0.75%            0.75%
Shareholder Service Fees Investor B:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................              0.25%              0.25%           0.25%            0.25%
Shareholder Service Fees Investor C:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................              0.25%              0.25%           0.25%            0.25%
Transfer Agent and Mutual Fund Accountant Fees...........             $ 209              $  90           $  76            $  91


                                                                    U.S.
                                                                 Government                         Municipal         Michigan
                                                                   Income            Bond              Bond           Municipal
                                                                    Fund             Fund              Fund           Bond Fund
                                                               --------------      ---------       ------------    ---------------
Investment Advisory Fees:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................             0.74%              0.74%           0.74%            0.74%
Voluntary fee reduction..................................            $ 305             $  116          $  137           $  221
Administration Fees:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................             0.20%              0.20%           0.20%            0.20%
Voluntary fee reductions.................................           $   53             $  144          $   72           $  116
12b-1 Fees Investor A:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................             0.25%              0.25%           0.25%            0.25%
12b-1 Fees Investor B:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................             0.75%              0.75%           0.75%            0.75%
12b-1 Fees Investor C:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................             0.75%              0.75%           0.75%            0.75%
Shareholder Service Fees Investor B:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................             0.25%              0.25%           0.25%            0.25%
Shareholder Service Fees Investor C:
Annual fee before voluntary fee reductions
    (percentage of average net assets)...................             0.25%              0.25%           0.25%            0.25%
Transfer Agent and Mutual Fund Accountant Fees...........            $ 127              $ 143           $  60            $  90

(a) Investment advisory fees for the International Discovery Fund are calculated as 1.25% of the first $50 million, 1.20% of the next $50 million, 1.15% of net assets between $100 and $400 million, and 1.05% over $400 million.

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS


                                                                     Prime Obligations Fund
                         ------------------------------------------------------------------------------------
                             Six months ended                           Year ended June 30,
                             December 31, 1996        -------------------------------------------------------
                                (Unaudited)                     1996                         1995
                         --------------------------   --------------------------   --------------------------
                         Investor A   Institutional   Investor A   Institutional   Investor A   Institutional
                         ----------   -------------   ----------   -------------   ----------   -------------
Net Asset Value,
   Beginning of
   Period ..........      $   1.000      $   1.000     $   1.000       $  1.000     $   1.000      $   1.000
                          ---------      ---------     ---------       --------     ---------      ---------
Investment Activities
   Net investment
     income ........          0.024          0.025         0.050          0.050         0.047          0.048
                          ---------      ---------     ---------       --------     ---------      ---------

Distributions
   Net investment
     income ........         (0.024)        (0.025)       (0.050)        (0.051)       (0.047)        (0.048)
                          ---------      ---------     ---------       --------     ---------      ---------

Net Asset Value,
   End of Period ...      $   1.000      $   1.000     $   1.000       $  1.000     $   1.000      $   1.000
                          =========      =========     =========       ========     =========      =========
Total Return .......           2.43%(c)       2.49%(c)      5.07%          5.17%         4.81%          4.91%
Ratios/Supplementary Data:
Net Assets at end
   of period (000) .      $ 179,307      $ 696,077     $ 147,478       $596,075     $ 108,565      $ 640,380
Ratio of expenses
   to average net
   assets ..........           0.72%(b)       0.62%(b)      0.74%          0.64%         0.75%          0.65%
Ratio of net
   investment
   income to
   average net
   assets ..........           4.78%(b)       4.88%(b)      4.93%          5.05%         4.71%          4.83%
Ratio of expenses
   to average net
   assets*..........           0.90%(b)       0.64%(b)      0.91%          0.66%         0.92%          0.67%
Ratio of net
   investment
   income to
   average net
   assets*..........           4.61%(b)       4.86%(b)      4.76%          5.03%         4.54%          4.81%


                         -------------------------------------------------------

                                           Year ended June 30,
                         -------------------------------------------------------
                                   1994                         1993 (a)
                         --------------------------   --------------------------
                         Investor A   Institutional   Investor A   Institutional
                         ----------   -------------   ----------   -------------
Net Asset Value,
   Beginning of
   Period ..........      $  1.000        $  1.000     $  1.000       $   1.000
                          --------        --------     --------       ---------
Investment Activities
   Net investment
     income ........         0.027           0.028        0.028           0.029
                          --------        --------     --------       ---------

Distributions
   Net investment
     income ........        (0.027)         (0.028)      (0.028)         (0.029)
                          --------        --------     --------       ---------

Net Asset Value,
   End of Period ...      $  1.000        $  1.000     $  1.000       $   1.000
                          ========        ========     ========       =========
Total Return .......          2.75%           2.85%        2.89%           2.91%
Ratios/Supplementary Data:
Net Assets at end
   of period (000) .      $105,611        $561,697     $129,433       $ 478,821
Ratio of expenses
   to average net
   assets ..........          0.74%           0.64%        0.66%           0.64%
Ratio of net
   investment
   income to
   average net
   assets ..........          2.71%           2.84%        2.86%           2.88%
Ratio of expenses
   to average net
   assets*..........          0.91%           0.66%        0.71%           0.66%
Ratio of net
   investment
   income to
   average net
   assets*..........          2.54%           2.82%        2.81%           2.86%

---------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

(b)  Annualized.

(c)  Not annualized.

See notes to financial statements.

------------------------------------------------------------------------
------------------------------------------------------------------------

Financial Highlights
------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS
                            U.S. Government Obligations Fund
                        ------------------------------------------------
                                Six months ended
                               December 31, 1996
                                  (Unaudited)
                        ---------------------------------
                         Investor A         Institutional
                        ------------        -------------
Net Asset Value
  Beginning of
  Period ...........    $   1.000            $   1.000
                        ---------            ---------
Investment Activities
  Net investment
    income .........        0.024                0.024
                        ---------            ---------
Distributions
  Net investment
    income .........       (0.024)              (0.024)
                        ---------            ---------
Net Asset Value,
  End of Period ....    $   1.000            $   1.000
                        =========            =========
Total Return .......         2.37%(c)             2.42%(c)
Ratios/Supplementary Data:
Net Assets at end of
  period (000) .....    $ 179,967            $ 211,515
Ratio of expenses to
  average net
  assets ...........         0.74%(b)             0.64%(b)
Ratio of net
  investment
  income to
  average net
  assets ...........         4.65%(b)             4.75%(b)
Ratio of
  expenses to
  average net
  assets*...........         0.91%(b)             0.66%(b)
Ratio of net
  investment
  income to
  average net
  assets*...........         4.48%(b)             4.73%(b)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS
                                                     U.S. Government Obligations Fund
                        ----------------------------------------------------------------------------------------------------------
                                                                Year ended June 30,
                        ----------------------------------------------------------------------------------------------------------
                                  1996                      1995                       1994                     1993 (a)
                        -------------------------  -------------------------  -------------------------  -------------------------
                        Investor A  Institutional  Investor A  Institutional  Investor A  Institutional  Investor A  Institutional
                        ----------  -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Asset Value
  Beginning of
  Period ...........    $  1.000     $  1.000      $  1.000     $  1.000      $  1.000     $  1.000      $  1.000     $  1.000
                        --------     --------      --------     --------      --------     --------      --------     --------
Investment Activities
  Net investment
    income .........       0.049        0.050         0.047        0.048         0.027        0.028         0.028        0.028
                        --------     --------      --------     --------      --------     --------      --------     --------
Distributions
  Net investment
    income .........      (0.049)      (0.050)       (0.047)      (0.048)       (0.027)      (0.028)       (0.028)      (0.028)
                        --------     --------      --------     --------      --------     --------      --------     --------
Net Asset Value,
  End of Period ....    $  1.000     $  1.000      $  1.000     $  1.000      $  1.000     $  1.000      $  1.000     $  1.000
                        ========     ========      ========     ========      ========     ========      ========     ========
Total Return .......        4.99%        5.10%         4.76%        4.87%         2.69%        2.79%         2.84%        2.86%
Ratios/Supplementary Data:
Net Assets at end of
  period (000) .....    $186,944     $207,451      $169,179     $227,565      $172,482     $192,612      $208,311     $223,855
Ratio of expenses to
  average net
  assets ...........        0.74%        0.64%         0.77%        0.67%         0.77%        0.67%         0.66%        0.64%
Ratio of net
  investment
  income to
  average net
  assets ...........        4.88%        4.99%         4.62%        4.76%         2.64%        2.74%         2.79%        2.81%
Ratio of
  expenses to
  average net
  assets*...........        0.91%        0.66%         0.94%        0.69%         0.94%        0.69%         0.72%        0.66%
Ratio of net
  investment
  income to
  average net
  assets*...........        4.71%        4.97%         4.45%        4.74%         2.47%        2.72%         2.73%        2.79%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

(b) Annualized.

(c) Not annualized.

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                       Treasury Fund
                            ---------------------------------------------------------------------------------------------------
                                Six months ended                     Year ended June 30,
                                December 31, 1996    ------------------------------------------------    December 1, 1993 to
                                   (Unaudited)               1996                    1995                 June 30, 1994 (a)
                            -----------------------  -----------------------  -----------------------  ------------------------
                            Investor  Institutional  Investor  Institutional  Investor  Institutional  Investor   Institutional
                                A                        A                       A                         A
                            --------  -------------  --------  -------------  --------  -------------  --------   -------------
Net Asset Value,
  Beginning of Period ..... $  1.000    $  1.000      $  1.000   $  1.000     $  1.000     $  1.000      $1.000     $ 1.000
                            --------    --------      --------   --------     --------     --------      ------     -------
Investment Activities
  Net investment income ...    0.024       0.024         0.049      0.050        0.047        0.048       0.016       0.017
                            --------    --------      --------   --------     --------     --------      ------     -------
Distributions
  Net investment income ...   (0.024)     (0.024)       (0.049)    (0.050)      (0.047)      (0.048)     (0.016)     (0.017)
                            --------    --------      --------   --------     --------     --------      ------     -------

Net Asset Value,
  End of Period ........... $  1.001    $  1.000      $  1.000   $  1.000     $  1.000     $  1.000      $1.000     $ 1.000
                            ========    ========      ========   ========     ========     ========      ======     =======
Total Return (excludes
  sales and redemption          2.38%(c)    2.43%(c)      5.04%      5.14%        4.81%        4.91%       1.66%       1.72%
  charges) ................
Ratios/Supplementary Data:
Net Assets at end of
  period (000) ............ $128,880    $300,409      $158,723   $223,416     $105,391     $192,232      $56,535    $76,035
Ratio of expenses to
  average net assets ......     0.68%(b)    0.58%(b)      0.70%      0.60%        0.75%        0.64%       0.64%(b)    0.54%(b)
Ratio of net investment
  income to average net         4.67%(b)    4.78%(b)      4.87%      4.98%        4.82 %       4.95%       2.84%(b)    3.15%(b)
  assets ..................
Ratio of expenses to
  average net assets*......     0.93%(b)    0.68%(b)      0.95%      0.70%        1.04 %       0.78%       0.99%(b)    0.74%(b)
Ratio of net investment
  income to average net         4.42%(b)    4.68%(b)      4.62%      4.88%        4.52 %       4.81%       2.49%(b)    2.95%(b)
  assets*..................

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                Tax-Free Fund
                         ----------------------------------------------------------------------------------------------------------
                         Six months ended                               Year ended June 30,
                         December 31, 1996          -------------------------------------------------------------------------------
                            (Unaudited)                      1996                       1995                       1994
                         -------------------------  -------------------------  -------------------------  -------------------------
                         Investor A  Institutional  Investor A  Institutional  Investor A  Institutional  Investor A  Institutional
                         ----------  -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Asset Value,
  Beginning of
  Period ...............    $ 1.000    $   1.000        $ 1.000    $  1.000        $ 1.000      $ 1.000       $ 1.000      $ 1.000
                            -------    ---------        -------    --------        -------      -------       -------      -------
Investment Activities
  Net investment
    income .............      0.013        0.014          0.029       0.030          0.029        0.030         0.018        0.019
                            -------    ---------        -------    --------        -------      -------       -------      -------

Distributions
  Net investment
    income .............     (0.013)      (0.014)        (0.029)     (0.030)        (0.029)      (0.030)       (0.018)      (0.019)
                            -------    ---------        -------    --------        -------      -------       -------      -------

Net Asset Value,
  End of Period ........    $ 1.000    $   1.000        $ 1.000    $  1.000        $ 1.000      $ 1.000       $ 1.000      $ 1.000
                            =======    =========        =======    ========        =======      =======       =======      =======
Total Return ...........       1.34%(c)     1.39%(c)       2.91%       3.02%          2.90%        3.00%         1.81%        1.92%
Ratios/Supplementary Data:
Net Assets at end of
  period (000) .........    $63,210    $ 109,919        $41,713    $106,154        $45,102      $98,489       $48,256      $84,465
Ratio of expenses to
  average net assets ...       0.79%(b)     0.69%(b)       0.76%       0.66%          0.74%        0.64%         0.68%        0.58%
Ratio of net investment
  income to average net
  assets ...............       2.65%(b)     2.74%(b)       2.89%       2.97%          2.88%        2.97%         1.81%        1.90%
Ratio of expenses to
  average net assets*...       0.96%(b)     0.71%(b)       0.93%       0.68%          0.95%        0.70%         0.93%        0.68%
Ratio of net investment
  income to average net
  assets*...............       2.48%(b)     2.72%(b)       2.72%       2.95%          2.67%        2.91%         1.56%        1.80%



                              Tax-Free Fund
                          -------------------------
                              Year ended June 30,
                          -------------------------
                                   1993 (a)
                          -------------------------
                          Investor A  Institutional
                          ----------  -------------
Net Asset Value,
  Beginning of
  Period ...............     $ 1.000     $  1.000
                             -------     --------
Investment Activities
  Net investment
    income .............       0.019        0.019
                             -------     --------

Distributions
  Net investment
    income .............      (0.019)      (0.019)
                             -------     --------

Net Asset Value,
  End of Period ........     $ 1.000     $  1.000
                             =======     ========
Total Return ...........        2.07%        2.10%
Ratios/Supplementary Data
Net Assets at end of
  period (000) .........     $54,886     $ 86,292
Ratio of expenses to
  average net assets ...        0.58%        0.55%
Ratio of net investment
  income to average net
  assets ...............        2.05%        2.08%
Ratio of expenses to
  average net assets*...        0.72%        0.65%
Ratio of net investment
  income to average net
  assets*...............        1.91%        1.98%


-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.


See notes to financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Financial Highlights
-------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                 Equity Income Fund
                           --------------------------------------------------------------------------------------------------
                                           Six months ended                              Year ended June 30,
                                           December 31, 1996                 ------------------------------------------------
                                              (Unaudited)                                        1996
                           ------------------------------------------------- ------------------------------------------------
                           Investor A  Investor B  Investor C  Institutional Investor A Investor B  Investor C  Institutional
                           ----------  ----------  ----------  ------------- ---------- ----------  ----------  -------------
Net Asset Value,
  Beginning of Period ...   $ 17.31     $ 17.27      $17.36       $ 17.30     $ 14.49     $14.47      $14.54      $  14.49
                            -------     -------      ------       -------     -------     ------      ------      --------
Investment Activities
  Net investment income .      0.15        0.08        0.07          0.17        0.30       0.19        0.19          0.34
  Net realized and
    unrealized gains
    from investments ....      1.14        1.15        1.14          1.09        3.27       3.25        3.27          3.26
                            -------     -------      ------       -------     -------     ------      ------      --------
    Total from
      Investment
      Activities ........      1.29        1.23        1.21          1.26     $  3.57       3.44        3.46          3.60
                            -------     -------      ------       -------     -------     ------      ------      --------
Distributions
  Net investment income .     (0.16)      (0.10)      (0.10)        (0.19)      (0.30)     (0.19)      (0.19)        (0.34)
  Net realized gains ....     (1.69)      (1.69)      (1.69)        (1.69)      (0.45)     (0.45)      (0.45)        (0.45)
                            -------     -------      ------       -------     -------     ------      ------      --------
    Total Distributions .     (1.85)      (1.79)      (1.79)        (1.88)    $ (0.75)     (0.64)      (0.64)        (0.79)
                            -------     -------      ------       -------     -------     ------      ------      --------
Net Asset Value,
  End of Period .........   $ 16.75     $ 16.71      $16.78       $ 16.68     $ 17.31     $17.27      $17.36      $  17.30
                            =======     =======      ======       =======     =======     ======      ======      ========
Total Return (excludes
  sales and redemption
  charges) ..............      7.30%(c)    6.96%(c)    6.81%(c)      7.10%(c)   25.05%     24.11%      24.17%        25.30%

Ratios/Supplementary Data:
Net Assets at end of
  period (000) ..........   $91,737     $15,681      $  303       $326,067    $82,396     $12,590     $  164      $337,318
Ratio of expenses to
  average net assets ....      1.56%(b)    2.31%(b)    2.30%(b)      1.31%(b)    1.57%      2.32%       2.32%         1.32%
Ratio of net investment
  income to average net
  assets ................      1.70%(b)    0.95%(b)    0.92%(b)      1.97%(b)    1.86%      1.11%       1.11%         2.11%
Ratio of expenses to
  average net assets*....      1.56%(b)    2.31%(b)    2.30%(b)      1.31%(b)    1.57%      2.32%       2.32%         1.32%
Ratio of net investment
  income to average net
  assets*................      1.70%(b)    0.95%(b)    0.92%(b)      1.97%(b)    1.86%      1.11%       1.11%         2.11%
Portfolio turnover (g)...     15.67%      15.67%      15.67%        15.67%      40.75%     40.75%      40.75%        40.75%
Average commission rate
  paid (h)...............   $0.0800     $0.0800      $0.0800      $0.0800     $0.0800     $0.0800     $0.0800     $ 0.0800

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS


                                                            Equity Income Fund, continued
                              ---------------------------------------------------------------------------------------------------
                                                                 Year ended June 30,
                              -----------------------------------------------------------------------------------------------------
                                              1995                                    1994(a)                       1993 (a)
                              ------------------------------------------  ---------------------------------  ----------------------
                              Investor  Investor Investor  Institutional  Investor   Investor Institutional  Investor Institutional
                                 A        B        C(e)                       A         B(d)                     A
                              --------  -------- --------  -------------  --------   --------  ------------  -------- -------------
Net Asset Value,
  Beginning of Period ...     $ 13.50   $ 13.49  $ 13.38      $  13.50    $  14.69   $  14.92     $  14.69   $  13.14   $  13.14
                              -------   -------  -------      --------    --------   --------     --------   --------   --------
Investment Activities
  Net investment income .        0.36      0.26     0.11          0.39        0.37       0.13         0.39       0.45       0.45
  Net realized and
    unrealized gains
    (losses) from
    investments .........        1.00      0.99     1.17          1.00       (0.56)     (1.43)       (0.56)      1.69       1.69
                              -------   -------  -------      --------    --------   --------     --------   --------   --------
    Total from
      Investment
      Activities ........        1.36      1.25     1.28          1.39       (0.19)     (1.30)       (0.17)      2.14       2.14
                              -------   -------  -------      --------    --------   --------     --------   --------   --------
Distributions
  Net investment income .       (0.36)    (0.26)   (0.11)        (0.39)      (0.37)     (0.13)       (0.39)     (0.45)     (0.45)
  In excess of net
    investment income ...       (0.01)    (0.01)   (0.01)        (0.01)         --         --           --         --         --
    Net realized gains ..          --        --       --            --       (0.24)        --        (0.24)     (0.14)     (0.14)
  In excess of net
    realized gains ......          --        --       --            --       (0.39)        --        (0.39)        --         --
                              -------   -------  -------      --------    --------   --------     --------   --------   --------
    Total Distributions .       (0.37)    (0.27)   (0.12)        (0.40)      (1.00)     (0.13)       (1.02)     (0.59)     (0.59)
                              -------   -------  -------      --------    --------   --------     --------   --------   --------
Net Asset Value,
  End of Period .........     $ 14.49   $ 14.47  $ 14.54      $  14.49    $  13.50   $  13.49     $  13.50   $  14.69   $  14.69
                              =======   =======  =======      ========    ========   ========     ========   ========   ========
Total Return (excludes
  sales and redemption
  charges) ..............       10.32%     9.41%    9.71%(e)     10.55%      (1.63)%    (8.76)%      (1.53)%    16.71%     16.73%

Ratios/Supplementary
  Data:
Net Assets at end of
  period (000) ..........     $71,063   $ 7,131  $    25      $346,164    $ 76,108   $  3,836     $355,538   $ 50,000   $384,240
  Ratio of expenses to
  average net assets ....        1.54%     2.32%    2.30%(b)      1.32%       1.40%      2.33%(b)     1.30%      1.29%      1.26%
Ratio of net investment
  income to average net          2.65%     1.86%    1.88%(b)      2.86%       2.56%      1.87%(b)     2.64%      3.24%      3.28%
  assets ................
Ratio of expenses to
  average net assets* ...        1.57%     2.57%    2.55%(b)      1.32%       1.55%      2.59%(b)     1.30%      1.36%      1.28%
Ratio of net investment
  income to average net
  assets* ...............        2.61%     1.61%    1.62%(b)      2.86%       2.41%      1.61%(b)     2.64%      3.17%      3.25%
Portfolio turnover (f) ..       77.70%    77.70%   77.70%        77.70%      69.35%     69.35%       69.35%     67.26%     67.26%


See notes to financial statements.

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--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                            Large Capitalization Fund
                            -------------------------------------------------------------------------------------------------------
                                  For Six Months Ended December 31, 1996              December 28, 1995 to June 30, 1996 (a)
                            ---------------------------------------------------  --------------------------------------------------
                            Investor    Investor     Investor    Institutional  Investor    Investor     Investor    Institutional
                               A            B           C                          A           B            C
                            --------    --------     --------    -------------  --------    --------     --------    --------------
Net Asset Value,
  Beginning of Period ...   $  11.23    $  11.22     $  11.16     $  11.25     $  10.00    $  10.00     $  10.00     $  10.00
                            --------    --------     --------     --------     --------    --------     --------     --------
Investment Activities
  Net investment income
    (loss) ..............       0.01       (0.02)          --         0.02         0.03        0.01           --         0.03
  Net realized and
    unrealized gains
    from investments ....       1.04        1.03         1.00         1.04         1.23        1.23         1.17         1.25
                            --------    --------     --------     --------     --------    --------     --------     --------
    Total from
      Investment
      Activities ........       1.05        1.01         1.00         1.06         1.26        1.24         1.17         1.28
                            --------    --------     --------     --------     --------    --------     --------     --------
Distributions
  Net investment income .      (0.01)         --        (0.01)       (0.02)       (0.03)      (0.02)          --        (0.03)
  In excess of net
    investment income ...         --          --           --           --           --          --        (0.01)          --
  Net realized gains ....      (0.08)      (0.08)       (0.08)       (0.08)          --          --           --           --
                            --------    --------     --------     --------     --------    --------     --------     --------
    Total Distributions .      (0.09)      (0.08)       (0.09)       (0.10)       (0.03)      (0.02)       (0.01)       (0.03)
                            --------    --------     --------     --------     --------    --------     --------     --------
Net Asset Value,
  End of Period .........   $  12.19    $  12.15     $  12.07     $  12.21     $  11.23    $  11.22     $  11.16     $  11.25
                            ========    ========     ========     ========     ========    ========     ========     ========
Total Return (excludes
  sales and redemption
  charges) ..............       9.32%(c)    8.98%(c)     8.89%(c)     9.42%(c)     8.99%       8.77%        8.14%       12.86%
Ratios/Supplementary Data:
Net Assets at end of
  period (000) ..........   $  3,216    $  1,805     $     23     $377,213     $  1,657    $    832     $      2     $274,150
Ratio of expenses to
  average net assets ....       1.35%(b)    2.10%(b)     2.10%(b)     1.10%(b)     1.40%(b)    1.78%(b)     2.24%(b)     2.19%(b)
Ratio of net investment
  income (loss) to
  average net assets ....       0.10%(b)   (0.64)%(b)   (0.63)%(b)    0.36%(b)     0.31%(b)   (0.32)%(b)   (0.45)%(b)    1.26%(b)
Ratio of expenses to
  average net assets *...       1.35%(b)    2.10%(b)     2.25%(b)     1.10%(b)     2.62%(b)    4.07%(b)     4.25%(b)     2.26%(b)
Ratio of net investment
  income (loss) to
  average net assets *...       0.10%(b)   (0.64)%(b)   (0.79)%(b)    0.36%(b)    (0.91)%(b)  (2.61)%(b)   (2.46)%(b)    1.19%(b)
Portfolio turnover (d)...      16.41%      16.41%       16.41%       16.41%        0.86%       0.86%        0.86%        0.86%
Average commission rate
  paid (e)...............   $ 0.0800    $ 0.0800     $ 0.0800     $ 0.0800     $ 0.0800    $ 0.0800     $ 0.0800     $ 0.0800

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

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                                                                             115

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--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                  Mid-Capitalization Fund
                           ----------------------------------------------------------------------------------------------------
                                           Six months ended                                     Year ended June 30,
                                          December 31, 1996                     -----------------------------------------------
                                             (Unaudited)                                              1996
                           ------------------------------------------------     -----------------------------------------------
                           Investor    Investor    Investor   Institutional     Investor   Investor    Investor   Institutional
                               A           B          C                             A         B           C
                           --------    --------    --------   -------------     --------   --------    --------   -------------
Net Asset Value,
  Beginning of Period ...   $  20.71     $ 20.28     $ 20.36      $ 20.83         $ 16.56     $16.35      $16.40     $  16.62
                            --------    --------     -------     --------        --------    -------     -------    ---------
Investment Activities
  Net investment loss ...      (0.08)      (0.12)      (0.11)       (0.07)          (0.16)     (0.23)      (0.17)       (0.16)
  Net realized and
    unrealized gains
    from investments ....       0.86        0.80        0.81         0.81            4.97       4.82        4.79         5.03
                            --------    --------     -------     --------        --------    -------     -------    ---------
    Total from
      Investment
      Activities ........       0.78        0.68        0.70         0.74            4.81       4.59        4.62         4.87
                            --------    --------     -------     --------        --------    -------     -------    ---------
Distributions
  Net realized gains ....      (6.13)      (6.13)      (6.13)       (6.13)          (0.66)     (0.66)      (0.66)       (0.66)
                            --------    --------     -------     --------        --------    -------     -------    ---------
    Total Distributions .      (6.13)      (6.13)      (6.13)       (6.13)          (0.66)     (0.66)      (0.66)       (0.66)
                            --------    --------     -------     --------        --------    -------     -------    ---------
Net Asset Value,
  End of Period .........   $  15.36     $ 14.83     $ 14.93      $ 15.44         $ 20.71     $20.28      $20.36     $  20.83
                            ========     ========    =======     ========        ========    =======     =======    =========
Total Return (excludes
  sales and redemption
  charges) ..............       3.36%(c)    2.92%(c)    3.03%(c)     3.04%(c)       29.57%     28.59%      28.69%       29.83%

Ratios/Supplementary Data:
Net Assets at end of
  period (000) ..........   $ 81,827     $19,722     $ 1,607     $540,249         $66,260    $15,840      $1,088     $650,495
Ratio of expenses to
  average net assets ....       1.55%(b)    2.30%(b)    2.30%(b)     1.30%(b)        1.54%      2.29%       2.29%        1.29%
Ratio of net investment
  loss to average net          (1.10)%(b)  (1.85)%(b)  (1.85)%(b)   (0.85)%(b)      (0.94)%    (1.70)%     (1.73)%      (0.68)%
  assets ................
Ratio of expenses to
  average net assets*....       1.55%(b)    2.33%(b)    2.39%(b)     1.30%(b)        1.54%      2.29%       2.29%        1.29%
Ratio of net investment
  loss to average net          (1.10)%(b)  (1.88)%(b)  (1.94)%(b)   (0.85)%(b)      (0.94)%    (1.71)%     (1.74)%      (0.68)%
  assets*................
Portfolio turnover (g)...      21.11%      21.11%      21.11%       21.11%          49.27%     49.27%      49.27%       49.27%
Average commission rate
  paid (h)...............   $ 0.0800     $0.0800     $0.0800     $ 0.0800         $0.0796    $0.0796     $0.0796     $ 0.0796

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor
    C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor
    C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


See notes to financial statements.


116

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--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                Mid-Capitalization Fund, continued
                         --------------------------------------------------------------------------------------------------------
                                                                          Year ended June 30,
                         --------------------------------------------------------------------------------------------------------
                                           1995                                  1994                             1993 (a)
                         -------------------------------------------- ----------------------------------   ----------------------
                         Investor   Investor  Investor  Institutional Investor  Investor   Institutional   Investor Institutional
                            A           B       C (e)                    A        B (d)                     A
                         --------   --------  --------  ------------- --------  --------   -------------   -------- -------------
Net Asset Value,
  Beginning of Period .   $  14.69   $  14.63  $  16.29    $  14.70    $  15.11  $  16.66     $  15.10      $  12.80  $  12.80
                          --------   --------  --------    --------    --------  --------     --------      --------  --------
Investment Activities
  Net investment loss .      (0.12)     (0.11)    (0.02)      (0.08)      (0.10)    (0.05)       (0.11)        (0.01)    (0.01)
  Net realized and
    unrealized gains
    (losses) from
    investments .......       3.46      3.30       1.60        3.47       (0.28)    (1.98)       (0.25)         2.74      2.73
                          --------   -------   --------    --------    --------  --------     --------      --------  --------
    Total from
      Investment
      Activities ......       3.34      3.19       1.58        3.39       (0.38)    (2.03)       (0.36)         2.73      2.72
                          --------   -------   --------    --------    --------  --------     --------      --------  --------
Distributions
  Net investment
    income (loss)......      (0.48)    (0.48)        --       (0.49)         --        --           --         (0.02)    (0.02)
  Net realized gains ..      (0.99)    (0.99)     (1.47)      (0.98)      (0.04)       --        (0.04)        (0.40)    (0.40)
                          --------   -------   --------    --------    --------  --------     --------      --------  --------
    Total
      Distributions ...      (1.47)    (1.47)     (1.47)      (1.47)      (0.04)       --        (0.04)        (0.42)    (0.42)
                          --------   -------   --------    --------    --------  --------     --------      --------  --------
Net Asset Value,
  End of Period .......   $  16.56   $ 16.35   $  16.40    $  16.62    $  14.69  $  14.63     $  14.70      $  15.11  $  15.10
                          ========   =======   ========    ========    ========  ========     ========      ========  ========
Total Return (excludes
  sales and redemption
  charges) ............      24.85%    23.88%     23.56%(e)   25.20%      (2.57)%  (12.18)%      (2.44)%       21.42%    21.34%
Ratios/Supplementary
  Data:
Net Assets at end of
  period (000) ........   $ 43,803   $ 6,073   $    153    $683,320    $ 36,108  $  1,616     $533,260      $ 26,460  $595,127
Ratio of expenses to
  average net assets ..       1.51%     2.29%      2.27%(b)    1.29%       1.38%     2.30%(b)     1.28%         1.28%     1.24%
Ratio of net
  investment loss to
  average net assets ..      (0.87)%   (1.61)%    (1.43)%(b)  (0.64)%     (0.75)%   (1.57)%(b)   (0.65)%       (0.12)%   (0.09)%
Ratio of expenses to
  average net assets* .       1.54%     2.54%      2.53%(b)    1.29%       1.53%     2.56%(b)     1.28%         1.35%     1.27%
Ratio of net
  investment loss to
  average net assets* .      (0.90)%   (1.87)%    (1.70)%(b)  (0.65)%     (0.90)%   (1.83)%(b)   (0.65)%       (0.19)%   (0.11)%
Portfolio turnover (f).      46.39%    46.39%     46.39%      46.39%      70.87%    70.87%       70.87%        66.48%    66.48%


See notes to financial statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                               Small Capitalization Fund
                        ----------------------------------------------------------------------------------------------------------
                                        Six months ended                                       Year ended June 30,
                                        December 31, 1996                      ---------------------------------------------------
                                           (Unaudited)                                                1996
                        ----------------------------------------------------   ---------------------------------------------------
                        Investor A   Investor B   Investor C   Institutional   Investor A   Investor B   Investor C   Institutional
                        ----------   ----------   ----------   -------------   ----------   ----------   ----------   -------------
Net Asset Value,
  Beginning of Period.. $  34.17     $  33.78     $  33.83      $  34.50       $  25.88     $  25.79     $  25.91      $  26.08
                        --------     --------     --------      --------       --------     --------     --------      --------
Investment Activities
  Net investment loss..    (0.18)       (0.24)       (0.23)        (0.15)         (0.23)       (0.39)       (0.20)        (0.27)
  Net realized and
    unrealized gains
    (losses) from
    investments .......     0.02        (0.02)       (0.01)           --          12.17        12.03        11.77         12.34
                        --------     --------     --------      --------       --------     --------     --------      --------
    Total from
      Investment
      Activities ......    (0.16)       (0.26)       (0.24)        (0.15)         11.94        11.64        11.57         12.07
                        --------     --------     --------      --------       --------     --------     --------      --------
Distributions
  Net realized gains ..    (5.25)       (5.25)       (5.25)        (5.25)         (3.65)       (3.65)       (3.65)        (3.65)
                        --------     --------     --------      --------       --------     --------     --------      --------
    Total
      Distributions ...    (5.25)       (5.25)       (5.25)        (5.25)         (3.65)       (3.65)       (3.65)        (3.65)
                        --------     --------     --------      --------       --------     --------     --------      --------
Net Asset Value,
  End of Period ....... $  28.76     $  28.27     $  28.34      $  29.10       $  34.17     $  33.78     $  33.83      $  34.50
                        ========     ========     ========      ========       ========     ========     ========      ========
Total Return (excludes
  sales and redemption
  charges) ............    (0.34)%(c)   (0.63)%(c)   (0.55)%(c)    (0.32)%(c)     49.93%       48.87%       48.32%        50.03%
Ratios/Supplementary
  Data:
Net Assets at end of
  period (000) ........ $163,946     $ 39,299     $ 10,482      $503,818       $187,016     $ 30,310     $  5,751      $528,866
Ratio of expenses to
  average net assets ..     1.55%(b)     2.30%(b)     2.30%(b)      1.30%(b)       1.54%        2.29%        2.29%         1.29%
Ratio of net
  investment loss to
  average net assets ..    (1.26)%(b)   (2.02)%(b)   (2.02)%(b)    (1.02)%(b)     (1.18)%      (1.93)%      (1.94)%       (0.93)%
Ratio of expenses to
  average net assets*..     1.55%(b)     2.30%(b)     2.36%(b)      1.30%(b)       1.54%        2.29%        2.29%         1.29%
Ratio of net
  investment loss to       (1.26)%(b)   (2.02)%(b)   (2.08)%(b)    (1.02)%(b)     (1.18)%      (1.93)%      (1.94)%       (0.93)%
  average net assets*..
Portfolio turnover (g).    26.10%       26.10%       26.10%        26.10%         67.22%       67.22%       67.22%        67.22%
Average commission
  rate paid (h)........ $ 0.0772     $ 0.0772     $ 0.0772      $ 0.0772       $ 0.0800     $ 0.0800     $ 0.0800      $ 0.0800

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of
    Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Financial Highlights
-------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                 Small Capitalization Fund, continued
                                -----------------------------------------------------------------------------
                                                          Year ended June 30,
                                -----------------------------------------------------------------------------
                                                    1995                                     1994
                                --------------------------------------------------- -------------------------
                                Investor A Investor B  Investor C(e)  Institutional Investor A  Investor B(d)
                                ---------- ----------  -------------  ------------- ----------  -------------
Net Asset Value,
  Beginning of Period........    $ 19.75     $ 19.83     $ 24.17        $  19.83     $ 20.31       $22.71
                                 -------     -------     -------        --------     -------       ------
Investment Activities
  Net investment loss........      (0.18)      (0.19)      (0.05)          (0.25)      (0.15)       (0.09)
  Net realized and unrealized
    gains (losses) from
    investments..............       8.46        8.30        3.94            8.65        0.09        (2.79)
                                 -------     -------     -------        --------     -------       ------
    Total from Investment
      Activities.............       8.28        8.11        3.89            8.40       (0.06)       (2.88)
                                 -------     -------     -------        --------     -------       ------
Distributions
  Net realized gains
    (losses).................      (2.15)      (2.15)      (2.15)          (2.15)      (0.50)         --
                                 -------     -------     -------        --------     -------       ------
    Total Distributions......      (2.15)      (2.15)      (2.15)          (2.15)      (0.50)         --
                                 -------     -------     -------        --------     -------       ------
Net Asset Value,
  End of Period..............    $ 25.88     $ 25.79     $ 25.91        $  26.08     $ 19.75       $19.83
                                 =======     =======     =======        ========     =======       ======
Total Return (excludes
  sales and redemption
  charges)...................      44.88%      43.78%      44.37%(e)       45.32%      (0.55)%     (12.68)%

Ratios/Supplementary Data:
Net Assets at end of
  period (000)...............    $71,894     $ 9,990     $   224        $354,825     $42,791       $2,130
Ratio of expenses to
  average net assets.........       1.55%       2.32%       3.53%(b)        1.33%       1.40%        2.35%(b)
Ratio of net investment
  income (loss) to average
  net assets.................      (1.27)%     (2.03)%     (3.06)%(b)       1.06%      (1.24)%      (2.19)%(b)
Ratio of expenses to
  average net assets*........       1.58%       2.55%       3.53%(b)        1.33%       1.55%        2.61%(b)
Ratio of net investment loss
  to average net assets*.....      (1.30)%     (2.26)%     (3.06)%(b)      (1.06)%     (1.39)%      (2.45)%(b)
Portfolio turnover (f).......      50.53%      50.53%      50.53%          50.53%      72.64%       72.64%

                                   Small Capitalization Fund, continued
                               ------------------------------------------
                                          Year ended June 30,
                               ------------------------------------------
                                   1994                 1993(a)
                               -------------   --------------------------
                               Institutional   Investor A   Institutional
                               -------------   ----------   -------------
Net Asset Value,
  Beginning of Period........     $   20.31      $ 14.64       $   14.64
                                  ---------      -------       ---------
Investment Activities
  Net investment loss........         (0.28)       (0.13)          (0.14)
  Net realized and unrealized
    gains (losses) from
    investments..............          0.30         6.75            6.76
                                  ---------      -------       ---------
    Total from Investment
      Activities.............          0.02         6.62            6.62
                                  ---------      -------       ---------
Distributions
  Net realized gains
    (losses).................         (0.50)       (0.95)          (0.95)
                                  ---------      -------       ---------
    Total Distributions......         (0.50)       (0.95)          (0.95)
                                  ---------      -------       ---------
Net Asset Value,
  End of Period..............     $   19.83      $ 20.31       $   20.31
                                  =========      =======       =========
Total Return (excludes
  sales and redemption
  charges)...................         (0.15)%      45.77%          45.77%

Ratios/Supplementary Data:
Net Assets at end of
  period (000)...............      $271,425      $27,976        $291,462
Ratio of expenses to
  average net assets.........          1.30%        1.29%           1.26%
Ratio of net investment
  income (loss) to average
  net assets.................         (1.14)%      (1.02)%         (0.98)%
Ratio of expenses to
  average net assets*........          1.30%        1.36%           1.28%
Ratio of net investment
  income (loss) to average
  net assets*................         (1.14)%      (1.09)%         (1.01)%
Portfolio turnover (f).......         72.64%       71.21%          71.21%

See notes to financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Financial Highlights
-------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS



                                                           International Discovery Fund
                            ------------------------------------------------------------------------------------------------
                                             Six months ended                           Year ended June 30,
                                             December 31, 1996               -----------------------------------------------
                                                (Unaudited)                                     1996
                            ------------------------------------------------ -----------------------------------------------
                            Investor A  Investor B  Investor C Institutional Investor A Investor B Investor C  Institutional
                            ----------  ----------  ---------- ------------- ---------- ---------- ----------  -------------
Net Asset Value,
  Beginning of Period ...   $ 14.01     $ 13.77     $14.08      $ 14.11     $ 12.23     $ 12.15     $ 12.42     $  12.33
                            -------     -------     ------      -------     -------     -------     -------     --------
Investment Activities
  Net investment loss ...     (0.06)      (0.10)     (0.09)       (0.04)      (0.02)      (0.08)      (0.10)        0.02
  Net realized and
    unrealized gains
    from investments ....      0.74        0.71       0.72         0.74        1.81        1.70        1.79         1.80
                            -------     -------     ------      -------     -------     -------     -------     --------
    Total from
      Investment
      Activities ........      0.68        0.61       0.63         0.70        1.79        1.62        1.69         1.82
                            -------     -------     ------      -------     -------     -------     -------     --------
Distributions
  Net investment income .        --          --         --           --          --          --          --        (0.02)
  In excess of net
    investment income ...        --          --         --           --       (0.01)         --       (0.03)       (0.02)
                            -------     -------     ------      -------     -------     -------     -------     --------
    Total Distributions .        --          --         --           --       (0.01)         --       (0.03)       (0.04)
                            -------     -------     ------      -------     -------     -------     -------     --------
Net Asset Value,
  End of Period .........   $ 14.69     $ 14.38     $14.71      $ 14.81     $ 14.01    $  13.77     $ 14.08    $   14.11
                            =======     =======     ======      =======     =======     =======     =======    =========
Total Return (excludes
  sales and redemption
  charges) ..............      4.85%(c)    4.43%(c)   4.47%(c)     4.99%(c)   14.65%      13.33%      13.62%       14.76%

Ratios/Supplementary Data:
Net Assets at end of
  period (000) ..........   $43,237     $11,382     $  699     $371,314     $39,575    $  9,489      $  474     $364,095
Ratio of expenses to
  average net assets ....      1.80%(b)    2.55%(b)   2.55%(b)     1.55%(b)    1.80%       2.55%       2.50%        1.55%
Ratio of net investment
  loss to average net
  assets ................     (0.53)%(b)  (1.31)%(b) (1.35)%(b)   (0.28)%(b)  (0.11)%     (0.86)%     (0.84)%       0.12%
Ratio of expenses to
  average net assets*....      1.89%(b)    2.64%(b)   2.64%(b)     1.56%(b)    1.88%       2.63%       2.62%        1.55%
Ratio of net investment
  loss to average net
  assets*................     (0.61)%(b)  (1.40)%(b) (1.43)%(b)   (0.29)%(b)  (0.19)%     (0.94)%     (0.97)%       0.12%
Portfolio turnover (h)...     26.33%      26.33%     26.33%       26.33%      54.47%      54.47%      54.47%       54.47%
Average commission rate
  paid (i)...............   $0.0369     $0.0369    $0.0369     $ 0.0369     $0.0321    $ 0.0321     $0.0321     $ 0.0321


-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Period from commencement of operations.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(i) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


See notes to financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Financial Highlights
-------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                     International Discovery Fund, continued
                             ------------------------------------------------------------------------------------------------
                                                                   Year ended June 30,
                             ------------------------------------------------------------------------------------------------
                                                    1995                                               1994
                             ------------------------------------------------------  ----------------------------------------
                             Investor A   Investor B   Investor C(e)  Institutional  Investor A  Investor B(d)  Institutional
                             ----------   ----------   -------------  -------------  ----------  -------------  -------------
Net Asset Value,
  Beginning of Period .....  $ 13.18       $ 13.21       $ 12.97      $ 13.24       $ 11.50       $ 14.12       $  11.54
                             -------       -------       -------      -------       -------       -------       --------
Investment Activities
  Net investment income
    (loss) ................     0.03         (0.04)         0.03         0.04         (0.02)        (0.01)         (0.01)
  Net realized and
    unrealized gains
    (losses) from
    investments and
    foreign currencies ....    (0.36)        (0.40)         0.04        (0.33)         1.74         (0.90)          1.75
                             -------       -------       -------      -------       -------       -------       --------
    Total from Investment
      Activities ..........    (0.33)        (0.44)         0.07        (0.29)         1.72         (0.91)          1.74
                             -------       -------       -------      -------       -------       -------       --------
Distributions
  Net investment income ...       --            --            --           --         (0.02)           --          (0.02)
  Net realized gains
    (losses)...............    (0.62)        (0.62)        (0.62)       (0.62)        (0.02)           --          (0.02)
                             -------       -------       -------      -------       -------       -------       --------
    Total Distributions ...    (0.62)        (0.62)        (0.62)       (0.62)        (0.04)           --          (0.04)
                             -------       -------       -------      -------       -------       -------       --------
Net Asset Value,
  End of Period ...........  $ 12.23       $ 12.15       $ 12.42      $ 12.33       $ 13.18       $ 13.21       $  13.24
                             =======       =======       =======      =======       =======       =======       ========
Total Return (excludes
  sales and redemption
  charges) ................    (2.19)%       (3.03)    %   (1.15)%(g)   (1.86)%       14.99%        (6.44)%        15.12%

Ratios/Supplementary Data:
Net Assets at end of
  period (000) ............  $34,228       $ 5,469       $    82     $264,759       $36,297       $ 2,680       $261,798
Ratio of expenses to
  average net assets ......     1.78%         2.57%         2.32%(b)     1.56%         1.63%         2.56%(b)       1.52%
Ratio of net investment
  income (loss) to average
  net assets ..............     0.08%        (0.49)    %    1.74%(b)     0.31%        (0.29)%       (0.22)%(b)     (0.30)%
Ratio of expenses to
  average net
  assets* .................     1.91%         2.92%         3.27%(b)     1.59%         1.84%         2.61%(b)       1.57%
Ratio of net investment
  income (loss) to average
  net assets* .............    (0.06)%       (0.84)    %    0.79%(b)     0.28%        (0.49)%       (0.27)%(b)     (0.35)%
Portfolio turnover (g) ....   104.39%       104.39%       104.39%      104.39%        37.23%        37.23%         37.23%

                               International Discovery Fund, continued
                                    -----------------------------
                                        December 29,1992 to
                                        June 30 1993 (a)(f)
                                    -----------------------------
                                    Investor A      Institutional
                                    ----------      -------------
Net Asset Value,
  Beginning of Period .....          $ 10.00         $ 10.00
                                     -------         -------
Investment Activities
  Net investment income
    (loss) ................             0.03            0.04
  Net realized and
    unrealized gains
    (losses) from
    investments and
    foreign currencies ....             1.48            1.51
                                     -------         -------
    Total from Investment
      Activities ..........             1.51            1.55
                                     -------         -------
Distributions
  Net investment income ...            (0.01)          (0.01)
  Net realized gains
    (losses)...............               --              --
                                     -------         -------
    Total Distributions ...            (0.01)          (0.01)
                                     -------         -------
Net Asset Value,
  End of Period ...........          $ 11.50         $ 11.54
                                     -------         -------
Total Return (excludes
  sales and redemption
  charges) ................            15.11%          15.52%

Ratios/Supplementary Data:
Net Assets at end of
  period (000) ............          $ 8.353        $114,822
Ratio of expenses to
  average net assets ......             1.64%(b)        1.58%(b)
Ratio of net investment
  income (loss) to average
  net assets ..............            (1.02)%(b)      (0.82)%(b)
Ratio of expenses to
  average net
  assets* .................             1.81%(b)        1.63%(b)
Ratio of net investment
  income (loss) to average
  net assets* .............            (0.85)%(b)      (0.77)%(b)
Portfolio turnover (g) ....            12.47%          12.47%(b)


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                             Balanced Allocation Fund
                          ---------------------------------------------------------------------------------------------------
                                          Six months ended                                  Year ended June 30,
                                         December 31, 1996                  -------------------------------------------------
                                            (Unaudited)                                            1996
                          ------------------------------------------------- -------------------------------------------------
                           Investor A Investor B  Investor C Institutional   Investor A  Investor B Investor C  Institutional
                          ----------- ----------  ---------- -------------- -----------  ---------- ----------  -------------
Net Asset Value,
  Beginning of Period ...   $ 13.37     $ 13.36    $ 13.28       $ 13.37        $ 12.19     $ 12.18    $  12.12      $  12.19
                            -------     -------    -------       -------        -------     -------    --------      --------
Investment Activities
  Net investment income .      0.16        0.10       0.10          0.17           0.32        0.23        0.24          0.36
  Net realized and
    unrealized gains
    from investments ....      0.49        0.48       0.50          0.48           1.74        1.74        1.71          1.74
                            -------     -------    -------       -------        -------     -------    --------      --------
    Total from
      Investment
      Activities ........      0.65        0.58       0.60          0.65           2.06        1.97        1.95          2.10
                            -------     -------    -------       -------        -------     -------    --------      --------
Distributions
  Net investment income .     (0.19)      (0.12)     (0.13)        (0.21)         (0.31)      (0.22)      (0.22)        (0.35)
  Net realized gains ....     (1.48)      (1.48)     (1.48)        (1.48)         (0.57)      (0.57)      (0.57)        (0.57)
                            -------     -------    -------       -------        -------     -------    --------      --------
    Total Distributions .     (1.67)      (1.60)     (1.61)        (1.69)         (0.88)      (0.79)      (0.79)        (0.92)
                            -------     -------    -------       -------        -------     -------    --------      --------
Net Asset Value,
  End of Period .........   $ 12.35     $ 12.34    $ 12.27       $ 12.33        $ 13.37     $ 13.36    $  13.28      $  13.37
                            =======     =======    =======       =======        =======     =======    ========      ========
Total Return (excludes
  sales and redemption         4.84%(c)    4.35%(c)   4.46%(c)      4.87%(c)      17.51%      16.71%      16.61%        17.81%
  charges) ..............
Ratios/Supplementary Data:
Net Assets at end of
  period (000) ..........   $18,307     $ 5,177     $  548      $126,915        $17,097     $ 4,278    $    362      $113,493
Ratio of expenses to
  average net assets ....      1.41%(b)    2.16%(b)   2.15%(b)      1.16%(b)       1.41%       2.16%       2.16%         1.16%
Ratio of net investment
  income to average net
  assets ................      2.39%(b)    1.64%(b)   1.63%(b)      2.64%(b)       2.37%       1.64%       1.65%         2.62%
Ratio of expenses to
  average net assets*....      1.66%(b)    2.41%(b)   2.41%(b)      1.41%(b)       1.66%       2.45%       2.41%         1.41%
Ratio of net investment
  income to average net
  assets*................      2.14%(b)    1.39%(b)   1.38%(b)      2.39%(b)       2.12%       1.35%       1.40%         2.37%
Portfolio turnover (h)...    321.53%     321.53%    321.53%       321.53%        437.90%     437.90%     437.90%       437.90%
Average commission rate
  paid (i)...............   $0.0599     $0.0599    $0.0599      $ 0.0599        $0.0848     $0.0848    $ 0.0848      $ 0.0848

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Period from commencement of operations.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(i) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

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--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                      Balanced Allocation Fund, continued
                      ----------------------------------------------------------------------------------------------------
                                                              Year ended June 30,
                                          1995                                   1994                     1993 (a)
                      ------------------------------------------  -------------------------------- -----------------------
                      Investor  Investor  Investor C Institution  Investor  Investor B Institution Investor  Institutional
                          A          B         (e)                    A         (d)                   A
                      --------  --------  ---------- -----------  --------  ---------- ----------- --------  -------------
Net Asset Value,
  Beginning of
  Period ............. $ 10.67    $ 10.67    $11.13      $ 10.67    $11.09     $11.71     $ 11.08    $ 9.68     $ 9.68
                       -------    -------    ------      -------    ------     ------     -------    ------     ------
Investment Activities
  Net investment
    income ...........    0.28       0.20      0.09         0.31      0.26       0.10        0.27      0.28       0.28
  Net realized and
    unrealized gains
    (losses) from
    investments ......    1.69       1.67      1.16         1.68     (0.43)     (1.05)      (0.41)     1.42       1.41
                       -------    -------    ------      -------    ------     ------     -------    ------     ------
    Total from
      Investment
      Activities .....    1.97       1.87      1.25         1.99     (0.17)     (0.95)      (0.14)     1.70       1.69
                       --------   --------   -------     --------   -------    -------    --------   -------    -------
Distributions
  Net investment
    income ...........   (0.29)     (0.20)    (0.10)       (0.31)    (0.25)     (0.09)      (0.27)    (0.29)     (0.29)
  Net realized gains .   (0.01)     (0.06)       --        (0.03)       --         --          --        --         --
  In excess of net
    realized gains ...   (0.15)     (0.10)    (0.16)       (0.13)       --         --          --        --         --
                       -------    -------    ------      -------    ------     ------     -------    ------     ------
    Total
      Distributions ..   (0.45)     (0.36)    (0.26)       (0.47)    (0.25)     (0.09)      (0.27)    (0.29)     (0.29)
                       -------    -------    ------      -------    ------     ------     -------    ------     ------
Net Asset Value,
  End of Period ...... $ 12.19    $ 12.18    $12.12      $ 12.19    $10.67     $10.67     $ 10.67    $11.09     $11.08
                       =======    =======    ======      =======    ======     ======     =======    ======     ======
Total Return
  (excludes sales and
  redemption charges)    18.96%     17.96%    17.53%(g)    19.22%    (1.63)%    (8.16)%     (1.44)%   17.74%     17.66%
Ratios/Supplementary
  Data:
Net Assets at end of
  period (000) ....... $12,849    $ 1,291    $  114      $89,294    $11,901    $  744     $71,427    $6,115     $42,318
Ratio of expenses
  to average net
  assets .............    1.47%      2.25%     2.16%(b)     1.25%     1.18%      2.05%(b)    1.09%     1.18%      1.15%
Ratio of net
  investment income
  to average net
  assets .............    2.54%      1.74%     1.65%(b)     2.75%     2.38%      1.94%(b)    2.49%     2.66%      2.70%
Ratio of expenses to
  average net assets*     1.78%      2.77%     2.68%(b)     1.52%     1.63%      2.61%(b)    1.39%     1.53%      1.46%
Ratio of net
  investment income
  to average net
  assets* ............    2.23%      1.22%     1.13%(b)     2.47%     1.93%      1.38%(b)    2.18%     2.31%      2.40%
Portfolio turnover
  (g) ................  250.66%    250.66%   250.66%      250.66%   192.39%    192.39%     192.39%   177.99%    177.99%

See notes to financial statements.

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Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                            Limited Maturity Bond Fund
                         -------------------------------------------------------------------------------------------------
                                           Six months ended                            Year ended June 30,
                                          December 31, 1996                -----------------------------------------------
                                            (Unaudited)                                        1996
                         -------------------------------------------------------------------------------------------------
                         Investor A  Investor B  Investor C  Institutional Investor A  Investor B  Investor C Institutional
                         ----------  ----------  ----------  ------------- ----------  ----------  ---------- -------------
Net Asset Value,
  Beginning of Period ...   $  9.48     $  9.46     $ 9.29      $  9.48     $  9.71     $ 9.70      $ 9.53     $   9.71
                            -------     -------     ------      -------     -------     ------      ------     --------
Investment Activities
  Net investment income .      0.28        0.25       0.24         0.30        0.62       0.55        0.58         0.65
  Net realized and
    unrealized gains
    from investments ....      0.04        0.04       0.03         0.04       (0.21)     (0.22)      (0.23)       (0.21)
                            -------     -------     ------      -------     -------     ------      ------     --------
    Total from
      Investment
      Activities ........      0.32        0.29       0.27         0.34        0.41       0.33        0.35         0.44
                            -------     -------     ------      -------     -------     ------      ------     --------
Distributions
  Net investment income .     (0.29)      (0.24)     (0.24)       (0.31)      (0.62)     (0.55)      (0.58)       (0.65)
  In excess of net
    investment income ...        --          --         --           --       (0.01)        --          --        (0.01)
  Tax return of capital .        --          --         --           --       (0.01)     (0.02)         --        (0.01)
                            -------     -------     ------      -------     -------     ------      ------     --------
    Total Distributions .     (0.29)      (0.24)     (0.24)       (0.31)      (0.64)     (0.57)      (0.59)       (0.67)
                            -------     -------     ------      -------     -------     ------      ------     --------
Net Asset Value,
  End of Period .........   $  9.51     $  9.51     $ 9.32      $  9.51     $  9.48     $ 9.46      $ 9.29     $   9.48
                            =======     =======     ======      =======     =======     ======      ======     ========
Total Return (excludes
  sales and redemption
  charges) ..............      3.42%(c)    3.06%(c)   2.95%(c)     3.60%(c)    4.37%      3.43%       3.71%        4.65%
Ratios/Supplementary Data:
Net Assets at end of
  period (000) ..........   $20,346     $ 1,602     $   15      $134,446    $14,390     $1,547      $   11     $136,681
Ratio of expenses to
  average net assets ....      1.09%(b)    1.84%(b)   1.84%(b)     0.84%(b)    1.09%      1.84%       1.82%        0.84%
Ratio of net investment
  income to average net
  assets ................      5.87%(b)    5.13%(b)   5.12%(b)     6.14%(b)    6.09%      5.35%       5.34%        6.32%
Ratio of expenses to
  average net assets*....      1.33%(b)    2.08%(b)   2.07%(b)     1.08%(b)    1.33%      2.08%       2.02%        1.08%
Ratio of net investment
  income to average net
  assets*................      5.63%(b)    4.89%(b)   4.89%(b)     5.90%(b)    5.85%      5.11%       5.14%        6.08%
Portfolio turnover (g)...    322.22%     322.22%    322.22%      322.22%     618.60%    618.60%     618.60%      618.60%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

----
 124
----

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS


                                                     Limited Maturity Bond Fund, continued
                         -----------------------------------------------------------------------------------------------------------
                                                              Year ended June 30,
                         -----------------------------------------------------------------------------------------------------------
                                           1995                                      1994                          1993 (a)
                         --------------------------------------------- ---------------------------------- --------------------------
                          Investor  Investor  Investor                 Investor  Investor                 Investor
                             A         B         C(e)    Institutional   A         B(d)     Institutional     A     Institutional
                         --------   --------  --------   ------------  --------  --------   ------------  -------   -------------
Net Asset Value,
  Beginning of Period .  $ 9.57     $ 9.56    $  9.35     $   9.57      $ 10.18    $ 9.99     $  10.18    $ 10.25       $  10.25
                         ------     ------    -------     --------      -------    ------     --------    -------       --------
Investment Activities
  Net investment
    income ............    0.56       0.49       0.20         0.58         0.62      0.23         0.64       0.65           0.65
  Net realized and
    unrealized gains
    (losses) from
    investments .......    0.13       0.12       0.17         0.13        (0.58)    (0.44)       (0.59)      0.13           0.13
                         ------     ------    -------     --------      -------    ------     --------    -------       --------
    Total from
      Investment
      Activities ......    0.69       0.61       0.37         0.71         0.04     (0.21)        0.05       0.78           0.78
                         ------     ------    -------     --------      -------    ------     --------    -------       --------
Distributions
  Net investment
    income ............   (0.55)     (0.47)     (0.19)       (0.57)       (0.61)    (0.22)       (0.62)     (0.69)         (0.69)
  Net realized gains ..      --         --         --           --           --        --           --      (0.16)         (0.16)
  In excess of net
    realized gains ....      --         --         --           --        (0.04)       --        (0.04)        --             --
                         ------     ------    -------     --------      -------    ------     --------    -------       --------
    Total
      Distributions ...   (0.55)     (0.47)     (0.19)       (0.57)       (0.65)    (0.22)       (0.66)     (0.85)         (0.85)
                         ------     ------    -------     --------      -------    ------     --------    -------       --------
Net Asset Value,
  End of Period .......  $ 9.71     $ 9.70    $  9.53     $   9.71      $  9.57    $ 9.56     $   9.57    $ 10.18       $  10.18
                         ======     ======    =======     ========      =======    ======     ========    =======       ========
Total Return (excludes
  sales and redemption     7.53%      6.68%      3.58%(e)     7.76%        0.32%    (2.09)%       0.43%      7.96%          7.98%
  charges) ............
Ratios/Supplementary
  Data:
Net Assets at end of
  period (000) ........ $18,930     $  892         --     $141,781      $24,907    $  629     $156,678    $18,060       $141,706
Ratio of expenses to
  average net assets ..    1.05%      1.85%      1.18%(b)     0.84%        0.86%     1.78%(b)     0.76%      0.75%          0.72%
Ratio of net
  investment income to
  average net assets ..    5.89%      5.14%      5.61%(b)     6.11%        6.22%     5.36%(b)     6.32%      6.41%          6.45%
Ratio of expenses to
  average net assets* .    1.36%      2.36%      1.18%(b)     1.11%        1.30%     2.33%(b)     1.05%      1.08%          1.01%
Ratio of net
  investment income to
  average net assets* .    5.58%      4.62%      5.61%(b)     5.84%        5.78%     4.81%(b)     6.03%      6.08%          6.16%
Portfolio turnover (f).  397.97%    397.97%    397.97%      397.97%      353.28%   353.28%      353.28%    123.10%        123.10%


See notes to financial statements.
                                                                             125

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS


                                                     Intermediate Government Obligations Fund
                         -------------------------------------------------------------------------------------------------------
                                           Six months ended                             Year ended June 30,
                                          December 31, 1996                -----------------------------------------------------
                                            (Unaudited)                                        1996
                         -------------------------------------------------------------------------------------------------------
                           Investor    Investor    Investor                 Investor   Investor   Investor
                              A           B           C       Institutional     A         B           C         Institutional
                         ----------    --------    --------   ------------- --------   --------   --------    ------------------
Net Asset Value,
  Beginning of Period ...   $  9.70     $  9.67     $ 9.52      $  9.71     $  9.93     $ 9.89      $ 9.76     $   9.93
                            -------     -------     ------      -------     -------     ------      ------     --------
Investment Activities
  Net investment income .      0.27        0.22       0.23         0.27        0.60       0.53        0.53         0.62
  Net realized and
    unrealized gains
    from investments ....      0.08        0.08       0.07         0.08       (0.25)     (0.24)      (0.25)       (0.24)
                            -------     -------     ------      -------     -------     ------      ------     --------
    Total from
      Investment
      Activities ........      0.35        0.30       0.30         0.35        0.35       0.29        0.28         0.38
                            -------     -------     ------      -------     -------     ------      ------     --------
Distributions
  Net investment income .     (0.30)      (0.24)     (0.25)       (0.31)      (0.58)     (0.51)      (0.52)       (0.60)
                            -------     -------     ------      -------     -------     ------      ------     --------
    Total Distributions .     (0.30)      (0.24)     (0.25)       (0.31)      (0.58)     (0.51)      (0.52)       (0.60)
                            -------     -------     ------      -------     -------     ------      ------     --------
Net Asset Value,
  End of Period .........   $  9.75     $  9.73     $ 9.57      $  9.75     $  9.70     $ 9.67      $ 9.52     $   9.71
                            =======     =======     ======      =======     =======     ======      ======     ========
Total Return (excludes
  sales and redemption         3.63%(c)    3.16%(c)   3.16%(c)     3.71%(c)    3.69%      2.93%       2.86%        3.95%
  charges) ..............

Ratios/Supplementary Data:
Net Assets at end of
  period (000) ..........   $20,616     $ 2,036     $  162     $206,739     $22,954     $1,843      $   80     $225,313
Ratio of expenses to
  average net assets ....      1.22%(b)    1.97%(b)   1.97%(b)     0.97%(b)    1.21%      1.96%       1.96%        0.96%
Ratio of net investment
  income to average net
  assets ................      5.36%(b)    4.61%(b)   4.61%(b)     5.61%(b)    5.51%      4.78%       4.83%        5.76%
Ratio of expenses to
  average net assets*....      1.31%(b)    2.08%(b)   2.09%(b)     1.06%(b)    1.30%      2.05%       2.05%        1.05%
Ratio of net investment
  income to average net
  assets*................      5.27%(b)    4.50%(b)   4.49%(b)     5.52%(b)    5.42%      4.69%       4.74%        5.67%
Portfolio turnover (g)...    746.93%     746.93%    746.93%      746.93%     916.39%    916.39%     916.39%      916.39%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                              Intermediate Government Obligations Fund, continued
                         -----------------------------------------------------------------------------------------------------------
                                                              Year ended June 30,
                         ----------------------------------------------------------------------------------------------------
                                           1995                                 1994                     1993 (a)
                         ------------------------------------------ --------------------------------- -----------------------
                         Investor  Investor  Investor               Investor   Investor               Investor
                           A         B         C(e)   Institutional    A         B(d)   Institutional   A       Institutional
                         -------   --------  -------- ------------- --------   -------- ------------- --------  -------------
Net Asset Value,
  Beginning of Period .  $  9.62   $  9.60   $  9.42    $    9.62   $ 10.53    $ 10.14   $   10.53     $ 10.42     $   10.42
                         -------   -------   -------    ---------   -------    -------   ---------     -------     ---------
Investment Activities
  Net investment
    income ............     0.50      0.43      0.18         0.52      0.59       0.21        0.60        0.68          0.68
  Net realized and
    unrealized gains
    (losses) from
    investments .......     0.31      0.30      0.33         0.31     (0.66)     (0.54)      (0.66)       0.21          0.22
                         -------   -------   -------    ---------   -------    -------   ---------     -------     ---------
     Total from
      Investment
      Activities ......     0.81      0.73      0.51         0.83     (0.07)     (0.33)      (0.06)       0.89          0.90
                         -------   -------   -------    ---------   -------    -------   ---------     -------     ---------
 Distributions
  Net investment
    income ............    (0.50)    (0.44)    (0.17)       (0.52)    (0.59)     (0.21)      (0.60)      (0.73)        (0.73)
  Net realized gains ..       --        --        --           --        --         --          --       (0.05)        (0.06)
   In excess of net
    realized gains
    (losses)...........       --        --        --           --     (0.25)        --       (0.25)         --            --
                         -------   -------   -------    ---------   -------    -------   ---------     -------     ---------
     Total
      Distributions ...    (0.50)    (0.44)    (0.17)       (0.52)    (0.84)     (0.21)      (0.85)      (0.78)        (0.79)
                         -------   -------   -------    ---------   -------    -------   ---------     -------     ---------
 Net Asset Value,
  End of Period .......  $  9.93   $  9.89   $  9.76    $    9.93   $  9.62    $  9.60   $    9.62     $ 10.53     $   10.53
                         =======   =======   =======    =========   =======    =======   =========     =======     =========
 Total Return (excludes
  sales and redemption
%  charges) ...........     8.69%     7.84%     5.21%(e)     9.02%    (0.90)%    (3.31)%     (0.80)%      8.92%         8.94%
Ratios/Supplementary
  Data:
Net Assets at end of
  period (000) ........  $27,521   $   977   $     9    $ 249,169   $36,106    $   531   $ 281,232     $37,055     $ 272,607
 Ratio of expenses to
  average net assets ..     1.25%     2.06%     2.09%(b)     1.04%     1.00%      1.92%(b)    0.90%       0.90%         0.87%
 Ratio of net
  investment income to
  average net assets ..     5.22%     4.41%     4.24%(b)     5.43%     5.80%      4.80%(b)    5.90%       6.51%         6.54%
 Ratio of expenses to
  average net assets* .     1.41%     2.42%     2.36%(b)     1.16%     1.29%      2.32%(b)    1.04%       1.08%         1.01%
 Ratio of net
  investment income to
  average net assets* .     5.07%     4.05%     3.98%(b)     5.31%     5.51%      4.41%(b)    5.76%       6.33%         6.40%
Portfolio turnover (f).   549.93%   549.13%   549.13%      549.13%   546.06%    546.06%     546.06%     225.90%       225.90%

See notes to financial statements.

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--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                               U.S. Government Income Fund
                           ----------------------------------------------------------------------------------------------------
                                          Six months ended                                  Year ended June 30,
                                          December 31, 1996                   -------------------------------------------------
                                             (Unaudited)                                           1996
                           -------------------------------------------------  -------------------------------------------------
                           Investor A  Investor B  Investor C  Institutional  Investor A  Investor B  Investor C  Institutional
                           ----------  ----------  ----------  -------------  ----------  ----------  ----------  -------------
Net Asset Value,
  Beginning of Period ...   $  9.25     $  9.21     $ 9.19      $  9.25        $  9.42      $ 9.39      $ 9.36     $   9.42
                            -------     -------     ------      -------        -------      ------      ------     --------
Investment Activities
  Net investment income .      0.36        0.32       0.31         0.35           0.73        0.66        0.66         0.75
  Net realized and
    unrealized gains
    (losses) from
    investments .........        --        0.01       0.01         0.01          (0.17)      (0.18)      (0.17)       (0.17)
                            -------     -------     ------      -------        -------      ------      ------     --------
    Total from
      Investment
      Activities ........      0.36        0.33       0.32         0.36           0.56        0.48        0.49         0.58
                            -------     -------     ------      -------        -------      ------      ------     --------
Distributions
  Net investment income .     (0.35)      (0.30)     (0.30)       (0.35)         (0.65)      (0.59)      (0.66)       (0.67)
  Tax return of capital .        --          --         --           --          (0.08)      (0.07)         --        (0.08)
                            -------     -------     ------      -------        -------      ------      ------     --------
    Total Distributions .     (0.35)      (0.30)     (0.30)       (0.35)         (0.73)      (0.66)      (0.66)       (0.75)
                            -------     -------     ------      -------        -------      ------      ------     --------
Net Asset Value,
  End of Period .........   $  9.26     $  9.24     $ 9.21      $  9.26        $  9.25      $ 9.21      $ 9.19     $   9.25
                            =======     =======     ======      =======        =======      ======      ======     ========
Total Return (excludes
  sales and redemption
  charges) ..............      4.06%(c)    3.66%(c)   3.68%(c)     3.98%(c)       5.97%       5.22%       5.25%        6.34%
Ratios/Supplementary Data:
Net Assets at end of
  period (000) ..........   $55,461     $22,657     $   74     $136,026        $52,250     $19,556      $   70     $130,615
Ratio of expenses to
  average net assets ....      1.02%(b)    1.77%(b)   1.77%(b)     0.77%(b)       1.01%       1.76%       1.76%        0.76%
Ratio of net investment
  income to average net
  assets ................      7.61%(b)    6.86%(b)   6.86%(b)     7.86%(b)       7.70%       6.92%       6.92%        7.94%
Ratio of expenses to
  average net assets*....      1.36%(b)    2.13%(b)   2.10%(b)     1.11%(b)       1.35%       2.10%       2.10%        1.10%
Ratio of net investment
  income to average net
  assets*................      7.27%(b)    6.49%(b)   6.53%(b)     7.52%(b)       7.36%       6.58%       6.58%        7.60%
Portfolio turnover (h)...    529.43%     529.43%    529.43%      529.43%        348.01%     348.01%     348.01%      348.01%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Period from commencement of operations.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                             U.S. Government Income Fund, continued
                                   -------------------------------------------------------------------------------------------------
                                                                        Year ended June 30,
                                   -------------------------------------------------------------------------------------------------
                                                         1995                                                1994
                                   ------------------------------------------------------   ----------------------------------------
                                   Investor A   Investor B   Investor C(e)  Institutional   Investor A    Investor B   Institutional
                                   ----------   ----------   -------------  -------------   ----------    ----------   -------------
Net Asset Value,
  Beginning of Period ..........    $  9.41       $ 9.38       $  9.12         $  9.41       $ 10.04        $  9.88       $ 10.04
                                    -------       ------       -------         -------       -------        -------       -------
Investment Activities
  Net investment income ........       0.75         0.68          0.28            0.76          0.74           0.28          0.74
  Net realized and unrealized
    gains (losses) from
    investments ................         --         0.01          0.24            0.01         (0.64)         (0.50)        (0.63)
                                    -------       ------       -------         -------       -------        -------       -------
    Total from Investment
      Activities ...............       0.75         0.69          0.52            0.77          0.10          (0.22)         0.11
                                    -------       ------       -------         -------       -------        -------       -------
Distributions
  Net investment income ........      (0.66)       (0.61)        (0.25)          (0.68)        (0.72)         (0.27)        (0.73)
  Tax return of capital ........      (0.08)       (0.07)        (0.03)          (0.08)        (0.01)         (0.01)        (0.01)
                                    -------       ------       -------         -------       -------        -------       -------
    Total Distributions ........      (0.74)       (0.68)        (0.28)          (0.76)        (0.73)         (0.28)        (0.74)
                                    -------       ------       -------         -------       -------        -------       -------
Net Asset Value,
  End of Period ................    $  9.42       $ 9.39       $  9.36         $  9.42       $  9.41        $  9.38       $  9.41
                                    =======       ======       =======         =======       =======        =======       =======
Total Return (excludes sales
  and redemption charges) ......       8.46%        7.71%         5.26%(g)        8.70%         0.94%         (2.26)%        1.04%
Ratios/Supplementary Data:
Net Assets at end of period
  (000) ........................    $50,931       $8,478       $    29         $110,190      $54,027        $ 2,787      $101,506
Ratio of expenses to average
  net assets ...................       1.04%        1.83%         2.88%(b)        0.83%         0.82%          1.77%(b)      0.72%
Ratio of net investment income
  to average net assets ........       8.03%        7.28%        11.54%(b)        8.25%         7.42%          6.72%(b)      7.51%
Ratio of expenses to average net
  assets* ......................       1.44%        2.44%         2.88%(b)        1.19%         1.36%          2.42%(b)      1.11%
Ratio of net investment income
  to average net assets* .......       7.63%        6.67%        11.54%(b)        7.89%         6.87%          6.08%(b)      7.12%
Portfolio turnover (g) .........     114.71%      114.71%       114.71%         114.71%       102.24%        102.24%       102.24%


See notes to financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Financial Highlights
-------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                       Bond Fund
                            ------------------------------------------------------------------------------------------------------
                                       Six months ended                                      Year ended June 30,
                                      December 31, 1996                          -------------------------------------------------
                                         (Unaudited)                                                 1996
                            -------------------------------------------------    -------------------------------------------------
                            Investor A  Investor B  Investor C  Institutional    Investor A  Investor B  Investor C  Institutional
                            ----------  ----------  ----------  -------------    ----------  ----------  ----------  -------------
Net Asset Value,
  Beginning of Period.....   $  9.51     $  9.51      $ 9.47       $  9.56        $   9.67    $   9.68    $  9.64      $   9.72
                             -------     -------      ------       -------        --------    --------    -------      --------
Investment Activities
  Net investment
    income................      0.28        0.25        0.24          0.30            0.57        0.50       0.50          0.59
  Net realized and
    unrealized gains
    (losses) from
    investments...........      0.17        0.17        0.18          0.17           (0.16)      (0.17)     (0.17)        (0.16)
                             -------     -------      ------       -------        --------    --------    -------      --------
    Total from
      Investment
      Activities..........      0.45        0.42        0.42          0.47            0.41        0.33       0.33          0.43
                             -------     -------      ------       -------        --------    --------    -------      --------
Distributions
  Net investment
    income................     (0.30)      (0.25)      (0.25)        (0.32)          (0.57)      (0.50)     (0.50)        (0.59)
                             -------     -------      ------       -------        --------    --------    -------      --------
    Total
      Distributions.......     (0.30)      (0.25)      (0.25)        (0.32)          (0.57)      (0.50)     (0.50)        (0.59)
                             -------     -------      ------       -------        --------    --------    -------      --------
Net Asset Value,
  End of Period...........   $  9.66     $  9.68      $ 9.64       $  9.71        $   9.51    $   9.51    $  9.47      $   9.56
                             =======     =======      ======       =======        ========    ========    =======      ========
Total Return
  (excludes sales and
  redemption charges).....      4.79%(c)    4.43%(c)    4.47%(c)      4.96%(c)        4.27%       3.46%      3.50%         4.49%

Ratios/Supplementary
  Data:
Net Assets at end of
  period (000)............   $20,292     $ 5,188      $  365      $543,433        $ 20,175    $  4,426    $   210      $549,336
Ratio of expenses to
  average net assets......      1.18%(b)    1.93%(b)    1.93%(b)      0.93%(b)        1.19%       1.94%      1.91%         0.94%
Ratio of net
  investment income
  to average net
  assets..................      5.78%(b)    5.03%(b)    5.03%(b)      6.03%(b)        5.71%       4.97%      5.00%         5.96%
Ratio of expenses to
  average net assets*.....      1.27%(b)    2.02%(b)    2.02%(b)      1.02%(b)        1.28%       2.03%      2.03%         1.03%
Ratio of net
  investment income
  to average net
  assets*.................      5.69%(b)    4.94%(b)    4.94%(b)      5.94%(b)        5.62%       4.88%      4.88%         5.87%
Portfolio turnover (g)....    632.93%     632.93%     632.93%       632.93%        1189.27%    1189.27%   1189.27%      1189.27%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                             Bond Fund, continued
                    ------------------------------------------------------------------------------------------------------
                                                              Year ended June 30,
                    ------------------------------------------------------------------------------------------------------
                                             1995                                                  1994
                    --------------------------------------------------------   -------------------------------------------
                    Investor A   Investor B   Investor C (e)   Institutional   Investor A   Investor B (d)   Institutional
                    ----------   ----------   --------------   -------------   ----------   --------------   --------------
Net Asset Value,
  Beginning of
  Period ..........    $  9.30      $  9.26      $  9.02           $  9.29        $ 10.54      $  9.95           $ 10.53
                       -------      -------      -------           -------        -------      -------           -------
Investment
  Activities
  Net investment
    income ........       0.58         0.52         0.22              0.61           0.59         0.22              0.60
    Net realized
    and unrealized
    gains (losses)
    from
    investments ...       0.38         0.42         0.62              0.43          (0.72)       (0.70)            (0.72)
                       -------      -------      -------           -------        -------       ------           -------
    Total from
      Investment
      Activities ..       0.96         0.94         0.84              1.04          (0.13)       (0.48)            (0.12)
                       -------      -------      -------           -------        -------       ------           -------
Distributions
  Net investment
    income ........      (0.58)       (0.52)       (0.22)            (0.61)         (0.57)       (0.21)            (0.58)
  Net realized
    gains .........         --           --           --                --             --           --                --
  In excess of net
    realized gains.      (0.01)          --           --                --          (0.54)          --             (0.54)
                       -------      -------      -------           -------        -------      -------           -------
    Total
      Distributions      (0.59)       (0.52)       (0.22)            (0.61)         (1.11)       (0.21)            (1.12)
                       -------      -------      -------           -------        -------      -------           -------
Net Asset Value,
  End of Period ...    $  9.67      $  9.68      $  9.64           $  9.72        $  9.30      $  9.26           $  9.29
                       =======      =======      =======           =======        =======      =======           =======
Total Return
  (excludes sales
  and redemption
  charges) ........      10.85%        10.62%       8.41%(e)         11.78%         (1.62)%      (4.84)%           (1.52)%
Ratios/Supplementary
  Data:
Net Assets at end
  of period (000) .    $17,572      $  1,330     $    28          $509,189        $18,391      $   485          $469,903
  Ratio of
  expenses to
  average net
  assets ..........       1.24%         2.03%       1.99%(b)          1.02%          0.98%        1.89%(b)          0.88%
Ratio of net
  investment
  income to
  average net
  assets ..........       6.32%         5.54%       5.62%(b)          6.54%          5.86%        5.34%(b)          5.97%
Ratio of expenses
  to average net
  assets* .........       1.39%         2.39%       2.26%(b)          1.14%          1.27%        2.29%(b)          1.02%
Ratio of net
  investment
  income to
  average net
  assets* .........       6.17%         5.18%       5.36%(b)          6.42%          5.57%        4.94%(b)          5.83%
Portfolio turnover
  (f) .............    1010.64%      1010.64%    1010.64%          1010.64%        893.27%      893.27%           893.27%

                         Bond Fund, continued
                      --------------------------
                          Year ended June 30,
                      --------------------------
                               1993 (a)
                      --------------------------
                      Investor A   Institutional
                      ----------   -------------
Net Asset Value,
  Beginning of
  Period ..........      $ 10.54      $  10.54
                         -------      --------
Investment
  Activities
  Net investment
    income ........         0.71          0.71
    Net realized
    and unrealized
    gains (losses)
    from
    investments ...         0.47          0.46
                          ------       -------
    Total from
      Investment
      Activities ..         1.18          1.17
                          ------       -------
Distributions
  Net investment
    income ........        (0.73)        (0.73)
  Net realized
    gains .........        (0.45)        (0.45)
  In excess of net
    realized gains.           --            --
                         -------      --------
    Total
      Distributions        (1.18)        (1.18)
                         -------      --------
Net Asset Value,
  End of Period ...      $ 10.54      $  10.53
                         =======      ========
Total Return
  (excludes sales
  and redemption
  charges) ........        11.93%        11.84%
Ratios/Supplementary
  Data:
Net Assets at end
  of period (000) .      $18,562      $442,291
  Ratio of
  expenses to
  average net
  assets ..........         0.89%         0.87%
Ratio of net
  investment
  income to
  average net
  assets ..........         6.47%         6.50%
Ratio of expenses
  to average net
  assets* .........         1.07%         1.01%
Ratio of net
  investment
  income to
  average net
  assets* .........         6.29%         6.36%
Portfolio turnover
  (f) .............       443.98%       443.98%

See notes to financial statements.

-------------------------------------------------------------------------------

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Financial Highlights
------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                                 Municipal Bond Fund
                                                   --------------------------------------------------------------------------------
                                                            Six months ended                         Year ended June 30,
                                                            December 31, 1996               ---------------------------------------
                                                               (Unaudited)                                   1996
                                                   --------------------------------------   ---------------------------------------
                                                   Investor A  Investor B   Institutional   Investor A   Investor B   Institutional
                                                   ----------  ----------   -------------   ----------   ----------   -------------
Net Asset Value,
  Beginning of Period ..........................     $10.43      $10.39         $ 10.43       $10.39       $10.36        $ 10.39
                                                     ------      ------         -------       ------       ------        -------
Investment Activities
  Net investment income ........................       0.20        0.17            0.21         0.41         0.33           0.43
  Net realized and unrealized gains from
    investments ................................       0.16        0.16            0.17         0.03         0.03           0.04
                                                     ------      ------         -------      -------       ------        -------
    Total from Investment Activities ...........       0.36        0.33            0.38         0.44         0.36           0.47
                                                     ------      ------         -------      -------       ------        -------
Distributions
  Net investment income ........................      (0.20)      (0.16)          (0.22)       (0.40)       (0.33)         (0.43)
  Net realized gains ...........................      (0.05)      (0.05)          (0.05)          --           --             --
                                                     ------      ------         -------      -------       ------        -------
    Total Distributions ........................      (0.25)      (0.21)          (0.27)       (0.40)       (0.33)         (0.43)
                                                     ------      ------         -------      -------       ------        -------
Net Asset Value,
  End of Period ................................     $10.54      $10.51         $ 10.54       $10.43       $10.39        $ 10.43
                                                     ======      ======         =======      =======       ======        =======
Total Return (excludes sales and redemption
  charges) .....................................       3.53%(c)    3.17%(c)        3.71%(c)     4.29%        3.48%          4.55%

Ratios/Supplementary Data:
Net Assets at end of period (000) ..............     $9,083      $  993        $131,903       $7,835       $  735       $132,527
Ratio of expenses to average net assets ........       1.05%(b)    1.80%(b)        0.80%(b)     1.05%        1.80%          0.80%
Ratio of net investment income to average net
  assets .......................................       3.84%(b)    3.10%(b)        4.09%(b)     3.85%        3.11%          4.10%
Ratio of expenses to average net assets*........       1.34%(b)    2.09%(b)        1.09%(b)     1.34%        2.09%          1.09%
Ratio of net investment income to average net
  assets*.......................................       3.55%(b)    2.81%(b)        3.80%(b)     3.56%        2.82%          3.81%
Portfolio turnover (h)..........................      22.40%      22.40%          22.40%       47.46%       47.46%         47.46%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) There was only one share outstanding for the Investor C shares at June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS


                                                         Municipal Bond Fund, continued
                         ----------------------------------------------------------------------------------------------------------
                                                              Year ended June 30,
                         ----------------------------------------------------------------------------------------------------------
                                                     1995                                                   1994
                         --------------------------------------------------------------    ----------------------------------------
                         Investor A     Investor B     Investor C(e)(g)   Institutional    Investor A  Investor B(d)  Institutional
                         ----------     ----------     ----------------   -------------    ----------  -------------  -------------
Net Asset Value,
  Beginning of Period .  $ 10.29        $10.26            $ 9.88             $ 10.29        $10.92        $10.76         $ 10.92
                         -------        ------            ------             -------        ------        ------         -------
Investment Activities
  Net investment
    income (loss)......     0.41          0.33             (0.03)               0.46          0.40          0.13            0.41
  Net realized and
    unrealized gains
    (losses) from
    investments .......     0.27          0.27              0.65                0.27         (0.31)        (0.50)          (0.31)
                         -------        ------            ------             -------        ------        ------         -------
    Total from
      Investment
      Activities ......     0.68          0.60              0.62                0.73          0.09         (0.37)           0.10
                         -------        ------            ------             -------        ------        ------         -------
Distributions
  Net investment
    income.............    (0.41)        (0.33)            (0.14)              (0.46)        (0.39)        (0.13)          (0.40)
  Net realized gains ..       --            --                --                  --         (0.21)           --           (0.21)
  In excess of net
    realized gains
    (losses)...........    (0.17)        (0.17)            (0.16)              (0.17)        (0.12)           --           (0.12)
                         -------        ------            ------             -------        ------        ------         -------
    Total
      Distributions ...    (0.58)        (0.50)            (0.30)              (0.63)        (0.72)        (0.13)          (0.73)
                         -------        ------            ------             -------        ------        ------         -------
Net Asset Value,
  End of Period .......  $ 10.39        $10.36            $10.20             $ 10.39        $10.29        $10.26         $ 10.29
                         =======        ======            ======             =======        ======        ======         =======
Total Return (excludes
  sales and redemption
  charges) ............     7.02%         6.17%             3.47%(f)            7.25%         0.71%        (3.41)%          0.81%
Ratios/Supplementary
  Data:
Net Assets at end of
  period (000) ........  $11,378        $  447                --            $134,784       $13,123        $  359        $147,687
Ratio of expenses to
  average net assets ..     1.02%         1.80%             0.71%(b)            0.80%         0.87%         1.80%(b)        0.77%
Ratio of net
  investment income
  (loss) to average
  net assets ..........     4.00%         3.22%            (0.54)%(b)           4.21%         3.72%         2.88%(b)        3.83%
Ratio of expenses to
  average net assets* .     1.33%         2.33%             0.71% (b)           1.08%         1.32%         2.37%(b)        1.06%
Ratio of net
  investment income
  (loss) to average
  net assets* .........     3.68%         2.68%            (0.54)%(b)           3.93%         3.27%         2.31%(b)        3.53%
Portfolio turnover (g).    35.15%        35.15%            35.15%              35.15%        44.39%        44.39%          44.39%

                             Municipal Bond Fund, continued
                             -------------------------------
                                  Year ended June 30,
                             -------------------------------
                                         1993(a)
                             -------------------------------
                             Investor A        Institutional
                             ----------        -------------
Net Asset Value,
  Beginning of Period .      $ 10.58             $ 10.58
                             -------             -------
Investment Activities
  Net investment
    income (loss)......         0.49                0.49
  Net realized and
    unrealized gains
    (losses) from
    investments .......         0.48                0.48
                             -------             -------
    Total from
      Investment
      Activities ......         0.97                0.97
                             -------             -------
Distributions
  Net investment income        (0.53)              (0.53)
  Net realized gains ..        (0.10)              (0.10)
  In excess of net
    realized gains
    (losses)...........           --                  --
                             -------             -------
    Total
      Distributions ...        (0.63)              (0.63)
                             -------             -------
Net Asset Value,
  End of Period .......      $ 10.92             $ 10.92
                             =======             =======
Total Return (excludes
  sales and redemption
  charges) ............         9.46%               9.48%
Ratios/Supplementary
  Data:
Net Assets at end of
  period (000) ........      $ 9,333            $146,302
Ratio of expenses to
  average net assets ..         0.76%               0.73%
Ratio of net
  investment income
  (loss) to average
  net assets ..........         4.56%               4.61%
Ratio of expenses to
  average net assets* .         1.09%               1.02%
Ratio of net
  investment income
  (loss) to average
  net assets* .........         4.23%               4.31%
Portfolio turnover (g).        67.26%              67.26%

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS

                                                                    Michigan Municipal Bond Fund
                                              ----------------------------------------------------------------------------
                                                       Six months ended                    Year ended June 30,
                                                       December 31, 1996            --------------------------------------
                                                          (Unaudited)                             1996
                                              ----------------------------------------------------------------------------
                                               Investor    Investor   Institutional Investor  Investor      Institutional
                                                   A          B                         A        B
                                              ----------   --------   ------------- --------  --------      --------------
Net Asset Value,
  Beginning of Period .......................    $ 10.76      $ 10.76    $   10.77    $ 10.75     $ 10.75       $ 10.76
                                                 -------      -------    ---------    -------     -------       -------
Investment Activities
  Net investment income .....................       0.23         0.19         0.24       0.47        0.40          0.50
  Net realized and unrealized gains from
    investments .............................       0.15         0.15         0.15       0.04        0.04          0.04
                                                 -------      -------    ---------    -------     -------       -------
    Total from Investment Activities ........       0.38         0.34         0.39       0.51        0.44          0.54
                                                 -------      -------    ---------    -------     -------       -------
Distributions
  Net investment income .....................      (0.23)       (0.18)       (0.25)     (0.47)      (0.40)        (0.50)
  Net realized gains ........................      (0.04)       (0.04)       (0.04)     (0.03)      (0.03)        (0.03)
                                                 -------      -------    ---------    -------     -------       -------
    Total Distributions .....................      (0.27)       (0.22)       (0.29)     (0.50)      (0.43)        (0.53)
                                                 -------      -------    ---------    -------     -------       -------
Net Asset Value,
  End of Period .............................    $ 10.87      $ 10.88    $   10.87    $ 10.76     $ 10.76       $ 10.77
                                                 =======      =======    =========    =======     =======       =======
Total Return (excludes sales and redemption
  charges) ..................................       3.56%(c)     3.13%(c)     3.65%(c)   4.87%       4.13%         5.12%
Ratios/Supplementary Data:
Net Assets at end of period (000) ...........    $39,032      $ 3,574    $ 192,013    $36,681     $ 3,565      $185,191
Ratio of expenses to average net assets .....       1.02%(b)     1.77%(b)     0.77%(b)   1.02%       1.77%         0.77%
Ratio of net investment income to average
  net assets ................................       4.22%(b)     3.47%(b)     4.47%(b)   4.32%       3.57%         4.57%
Ratio of expenses to average net assets*.....       1.31%(b)     2.06%(b)     1.06%(b)   1.31%       2.06%         1.06%
Ratio of net investment income to average           3.93%(b)     3.18%(b)     4.18%(b)   4.03%       3.28%         4.28%
  net assets*................................
Portfolio turnover (h).......................       4.34%        4.34%        4.34%     27.66%      27.66%        27.66%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) There was only one share outstanding for the Investor C shares at June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
THE PARKSTONE GROUP OF FUNDS


                                                    Michigan Municipal Bond Fund, continued
                         -----------------------------------------------------------------------------------------------------------
                                                              Year ended June 30,
                         -----------------------------------------------------------------------------------------------------------
                                            1995                                        1994                         1993 (a)
                         ------------------------------------------------  ---------------------------------- ----------------------
                           Investor   Investor    Investor  Institutional   Investor  Investor  Institutional Investor Institutional
                              A          B         C(e)(g)                     A         B(d)                    A
                         ----------   --------    --------  -------------  --------   --------   ------------ -------  -------------
Net Asset Value,
  Beginning of Period .     $ 10.53    $ 10.52     $ 10.11      $ 10.53      $ 10.97   $ 11.09         $ 10.97   $ 10.58   $ 10.58
                            -------    -------     -------      -------      -------   -------         -------   -------   -------
Investment Activities
  Net investment
    income (loss)......        0.48       0.40       (0.02)        0.50         0.47      0.16            0.48      0.50      0.50
  Net realized and
    unrealized gains
    (losses) from
    investments .......        0.23       0.24        0.62         0.25        (0.36)    (0.57)          (0.36)     0.47      0.47
                            -------    -------     -------      -------      -------   -------         -------   -------   -------
    Total from
      Investment
      Activities ......        0.71       0.64        0.60         0.75         0.11     (0.41)           0.12      0.97      0.97
                            -------    -------     -------      -------      -------   -------         -------   -------   -------
Distributions
  Net investment
    income (loss)......       (0.48)     (0.40)         --        (0.50)       (0.45)    (0.16)          (0.46)    (0.54)    (0.54)
  Net realized gains ..       (0.01)     (0.01)      (0.17)       (0.02)       (0.01)       --           (0.01)    (0.04)    (0.04)
  In excess of net
    realized gains
    (losses)...........          --         --          --           --        (0.09)       --           (0.09)       --        --
                            -------    -------     -------      -------      -------   -------         -------   -------   -------
    Total
      Distributions ...       (0.49)     (0.41)      (0.17)       (0.52)       (0.55)    (0.16)          (0.56)    (0.58)    (0.58)
                            -------    -------     -------      -------      -------   -------         -------   -------   -------
Net Asset Value,
  End of Period .......     $ 10.75    $ 10.75     $ 10.54      $ 10.76      $ 10.53   $ 10.52         $ 10.53   $ 10.97   $ 10.97
                            =======    =======     =======      =======      =======   =======         =======   =======   =======
Total Return (excludes
  sales and redemption
  charges) ............        6.99%      6.28%       3.39%(f)     7.33%        0.92%    (3.69)%          1.02%     9.40%     9.42%
Ratios/Supplementary
  Data:
Net Assets at end of
  period (000) ........     $37,874     $2,270          --     $176,068      $42,204   $ 1,302        $181,051   $32,778  $165,414
Ratio of expenses to
  average net assets ..        1.00%      1.78%       0.48%(b)     0.78%        0.85%     1.77%(b)        0.75%     0.78%     0.76%
Ratio of net
  investment income
  (loss) to average
  net assets ..........        4.57%      3.80%      (0.32)%(b)    4.79%        4.25%     3.51%(b)        4.35%     4.67%     4.70%
Ratio of expenses to
  average net assets* .        1.32%      2.32%       0.48%(b)     1.07%        1.29%     2.32%(b)        1.04%     1.12%     1.05%
Ratio of net
  investment income
  (loss) to average
  net assets* .........        4.25%      3.25%      (0.32)%(b)    4.50%        3.81%     2.97%(b)        4.06%     4.33%     4.41%
Portfolio turnover (g)        26.06%     26.06%      26.06%       26.06%        6.69%     6.69%           6.69%    35.81%    35.81%


See notes to financial statements.

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